UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

LITMAN GREGORY FUNDS TRUST

Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

Litman Gregory Masters High Income Alternatives Fund

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Litman Gregory Masters Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Litman Gregory Masters Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.mastersfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Litman Gregory Masters Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-960-0188.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Litman Gregory Masters Funds, you can call 800-960-0188. Your election to receive reports in paper will apply to all funds held with the Litman Gregory Masters Funds or your financial intermediary.

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies and High Income Alternatives Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The managers in these funds were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 18% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

The Litman Gregory Masters High Income Alternatives Fund Concept

The High Income Alternatives Fund is a multi-managed fund created to include multiple types of income producing investments that could improve returns and diversify risks while playing an important strategic role in navigating interest rate and credit cycles.

We partnered with skilled, experienced managers running differentiated strategies. Each offers access to alternative sources of income that clients may otherwise not own, or to which they may be under-allocated. We seek to generate a high level of income with an eye toward capital preservation—meaning that we don’t want to chase high income without consideration for valuations and risk.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•

We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

The Morningstar Rating for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed products monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10 year overall rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Litman Gregory Masters Alternative Strategies Fund was rated against the following numbers of Multialternative funds over the following time periods as of 12/31/2018: 290 funds in the last three years, and 179 funds in the last five years. With respect to these Multialternative funds, Litman Gregory Masters Alternative Strategies (MASFX) received a Morningstar Rating of 4 stars and 5 stars for the three- and five-year periods, respectively. Ratings for other share classes may be different. Morningstar rating is for the Institutional share class only; other classes may have different performance characteristics. The Investor share class received a rating of 4 stars and 4 stars for the three- and five-year periods, respectively. © 2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Litman Gregory Masters Alternative Strategies Fund’s Sharpe ratio ranked 1 out of 103 in its Peer Group, US OE Multialternative Morningstar Category from 10/1/2011 to 12/31/2018. Past performance is no guarantee of future results.

Fund Summary	3

See pages 10, 17, and 28 for each fund’s top contributors. See pages 11, 20, and 30 for each fund’s portfolio composition. See pages 44 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the Masters Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 157 for index definitions. You cannot invest directly in an index.

Please see page 159 for industry definitions.

4	Litman Gregory Funds Trust

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 12/31/2018	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	-9.91%	6.92%	5.90%	12.94%	6.15%	7.52%
Russell 3000 Index	-5.24%	8.97%	7.91%	13.18%	7.89%	7.79%
Morningstar Large Blend Category Average	-6.25%	7.52%	6.28%	11.43%	6.52%	6.31%
Gross Expense Ratio: 1.27% Net Expense Ratio* as of 4/30/18: 1.15%

Litman Gregory Masters International Fund (12/1/97)	-20.80%	-2.26%	-3.01%	5.33%	4.50%	6.08%
MSCI ACWI ex-U.S. Index	-14.20%	4.48%	0.67%	6.57%	5.22%	4.71%
MSCI EAFE Index	-13.79%	2.87%	0.53%	6.32%	4.74%	4.28%
Morningstar Foreign Large Blend Category Average	-14.59%	2.54%	0.12%	5.85%	4.27%	3.70%
Gross Expense Ratio: 1.26% Net Expense Ratio* as of 4/30/18: 1.03%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	-10.51%	6.76%	0.26%	11.76%	5.96%	6.96%
Russell 2000 Index	-11.01%	7.36%	4.41%	11.97%	7.50%	8.80%
Morningstar Small Blend Category Average	-12.73%	5.76%	3.06%	11.35%	6.77%	8.04%
Gross Expense Ratio: 1.74% Net Expense Ratio* as of 4/30/18: 1.32%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	-2.08%	3.03%	2.37%	n/a	n/a	4.25%
Bloomberg Barclays Aggregate Bond Index	0.01%	2.06%	2.52%	n/a	n/a	2.18%
3-Month LIBOR	2.08%	1.28%	0.86%	n/a	n/a	0.71%
Morningstar Multialternative Category Average	-4.77%	0.43%	0.03%	n/a	n/a	1.15%
HFRX Global Hedge Fund Index	-6.74%	0.44%	-0.59%	n/a	n/a	0.90%
Russell 1000 Index	-4.78%	9.09%	8.21%	n/a	n/a	13.91%
Total Operating Expenses[1] as of 4/30/18: 1.66%
Gross Expense Ratio as of 4/30/18: 1.75%

Litman Gregory Masters High Income Alternatives Fund (9/28/2018)	n/a	n/a	n/a	n/a	n/a	-3.08%
Bloomberg Barclays Aggregate Bond Index	n/a	n/a	n/a	n/a	n/a	1.64%
ICE BofAML U.S. High Yield TR USD Index	n/a	n/a	n/a	n/a	n/a	-4.67%
HFRX Fixed Income—Credit Index	n/a	n/a	n/a	n/a	n/a	-3.05%
Total Annual Fund Operating Expenses as of 9/28/18: 1.10%
Fee Waiver and/or Expense Reimbursement as of 9/28/18: 0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement as of 9/28/18: 0.98%

Performance quoted represents past performance and does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. Short-term performance in particular is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2018 (High Income Alternatives prospectus dated 9/28/2018). There are contractual fee waivers in effect through 4/30/2019.

1.  The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not typical operating expenses. Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit: MASFX 1.46%; does not include dividend expense on short sales of 0.16% and interest expense of 0.04%.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Fund Summary	5

Dear Fellow Shareholder,

In stark contrast to 2017, during which a global high tide lifted almost all asset classes, 2018 was an extremely difficult year to make money in the financial markets. Investors came into the year energized by the promise of continued synchronized global growth and soaring stock markets. By year-end, they were licking their wounds from the worst annual returns for global equity markets since the 2008 financial crisis. The S&P 500 Index dropped nearly 20% from peak to trough in the fourth quarter and ended the year down 4.4%, breaking its remarkable nine-year streak of positive returns. Smaller-cap U.S. stocks (Russell 2000 Index) fared worse, losing 11.0% for the year. Foreign stocks struggled too, with the MSCI EAFE Index of developed international markets dropping 13.8% and the MSCI Emerging Markets Index down 14.6%, thanks in part to a stronger U.S. dollar.

Core investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index), which typically perform well when stocks do poorly, also had losses through November. A strong rally in Treasury bonds in December enabled the core bond index to end the year with zero return (0.01%). Among major asset classes, only U.S. Treasury Bills had a return above 1% for the year, and after adjusting for inflation, the real return was negative as well.

For the year, the Litman Gregory Masters Equity Fund and the Litman Gregory Masters International Fund trailed their index benchmarks, while the Litman Gregory Masters Smaller Companies Fund outperformed. The Litman Gregory Masters Alternative Strategies Fund posted a small loss for the year, which is consistent with our expectations when equity markets are in sharp decline. The fund continues to have the highest risk-adjusted return (as measured by both the Sharpe and Sortino ratios) in its Morningstar Multialternative category, since its 2011 inception.

Thoughts on the Bigger Picture

Beyond the magnitude of the stock market losses, what stands out about 2018 is the breadth of negative performance across almost every type of asset class and financial market. For example, over 80% of Morningstar’s investment “categories” were negative for the year, the highest percentage since 2008 (and 1994 before that).

The contrast with 2017’s strong market results is also striking. Most investment strategists expected 2018 would bring a continuation of the synchronized global economic recovery. The sharp market pullbacks in 2018 were contrary to the 2017 year-end consensus (just as 2017’s unusually strong returns were a surprise to many after a difficult 2016) and only reinforce our view that no one can consistently predict short-term market moves. (And as we write this in late January 2019, risk assets are sharply rebounding, with global equities posting their strongest start to the year since 1987.)

With volatility returning to the markets, it also reinforces the importance of maintaining a balanced and contrarian perspective: when an outlook becomes the overwhelming consensus view, you should assume it is already reflected to a strong degree in current financial market prices. Extremely high (or extremely low) asset prices and valuations are already discounting extremely optimistic (or extremely pessimistic) outcomes. Those circumstances can create opportunities for fundamental, valuation-driven, long-term investors such as ourselves and the managers on the Masters Funds.

We currently see such opportunities across foreign stock markets (Europe and emerging markets), as well as selected pockets among more cyclically sensitive sectors of the U.S. market. In contrast, given current valuations and yields, we expect sub-par annualized returns over the medium term from the broad U.S. stock and core bond indexes. As such, we view selected alternative strategies run by skilled, risk-conscious managers as likely to be particularly beneficial in this environment, as a complement to a traditional balanced portfolio. We also see attractive opportunities for active management within the fixed-income/alternative-income space, and we are excited to introduce a new Masters Fund with which to access these areas for our clients and ourselves.

Introducing the Litman Gregory Masters High Income Alternatives Fund

At the end of September 2018, seven years after we launched the Alternative Strategies Fund, we introduced our newest fund, the Litman Gregory Masters High Income Alternatives Fund. Combining our expertise and experience investing in non-traditional income strategies in our client portfolios and our access to top-tier managers, we saw an opportunity to build a distinctive, income-focused fund offered at a competitive fee.

We partnered with skilled, experienced managers running differentiated and complementary strategies that are not available as standalone public funds. Each manager offers access to non-traditional sources of income that clients may not otherwise own. The fund seeks to generate a high level of income consistent with capital preservation—meaning that we want to maximize income within the context of prudent risk management.

Our due diligence process was intensive. Ultimately, we selected four sub-advisor teams that we believe run compelling strategies that are diverse in terms of process and opportunity set, but similar in the goal of high-income generation and risk awareness.

-

Ares Management is running an alternative equity income strategy focusing on business development companies (BDCs), mortgage real estate investment trusts (mREITs), master limited partnerships (MLPs), and selectively, credit-based closed-end funds trading at a discount to net asset value.

-

Brown Brothers Harriman is running a credit value strategy, investing in fixed-income securities across a wide range of sectors, focusing on non-traditional asset-backed securities, commercial mortgage-backed securities, corporate bonds, floating-rate loans, and municipal bonds.

6	Litman Gregory Funds Trust

-

Guggenheim Partners is running a flexible multi-credit strategy, investing across a wide range of fixed-income and other debt and senior-equity securities across the credit markets and credit quality spectrum.

-

Neuberger Berman is running a fully collateralized option income strategy that systematically writes out-of-the-money put options on U.S. stock indexes, generating income from the receipt of option premiums and interest on its short-duration U.S. Treasuries collateral portfolio.

Given the composition of the fund, it does not fit neatly in a typical asset-classification box or asset allocation pie chart. Broadly speaking, we see the fund as a strategic part of an investor’s diversified fixed-income allocation, offering access to proven managers with expertise in non-traditional income markets and less-efficient niches. It should be an excellent complement to traditional core bond exposures and other income-oriented investments.

The investable fixed-income markets have become far more diverse over the last 10-plus years, particularly as banks and other lenders have pulled back from areas they had traditionally financed. This has created a huge opportunity for investors to fill those gaps. We think investors should take advantage of this increased opportunity set for both greater income and potential diversification benefits, rather than be constrained purely to traditional investment-grade fixed-income. This is especially true now, since traditional core bonds are subject to much higher interest rate risk, while offering historically low yields.

We believe the Litman Gregory Masters High Income Alternatives Fund offers a compelling opportunity for skilled, active managers to generate high income and attractive risk-adjusted returns in non-traditional income sectors.

As always, we thank you for your confidence in the Litman Gregory Masters Funds. Our commitment and confidence are reflected in the collective personal investments in the funds by Litman Gregory principals, employees, and the funds’ trustees of over $21 million, as of December 31, 2018.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

Fund Summary	7

Litman Gregory Masters Equity Fund Review

The Litman Gregory Masters Equity Fund fell 9.91% in 2018, underperforming both the 5.24% decline for the Russell 3000 Index benchmark and the 6.25% decline for the Morningstar Large Blend category. Since its inception on December 31, 1996, the fund’s 7.52% annualized return slightly trails the benchmark but is ahead of its peer group’s 6.31% return.

Performance as of 12/31/2018
		Average Annual Total Returns
	Three Month	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional (12/31/96)	-15.90%	-9.91%	6.92%	5.90%	12.94%	6.15%	7.52%
Russell 3000 Index	-14.30%	-5.24%	8.97%	7.91%	13.18%	7.89%	7.79%
Morningstar Large Blend Category*	-13.55%	-6.25%	7.52%	6.28%	11.43%	6.52%	6.31%
Litman Gregory Masters Equity Fund Investor (4/30/2009)	-15.99% -10.18%		6.64%	5.63%	n/a	n/a	12.04%
Russell 3000 Index	-14.30%	-5.24%	8.97%	7.91%	n/a	n/a	13.83%
Morningstar Large Blend Category*	-13.55%	-6.25%	7.52%	6.28%	n/a	n/a	11.94%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2018, the gross and net expense ratios for the Institutional Class were 1.27% and 1.15%, respectively; and for the Investor Class were 1.52% and 1.40%, respectively. There are contractual fee waivers in effect through April 30, 2019. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

In what was a challenging year for equities broadly, only two of the seven managers outperformed their respective benchmarks. Sands Capital posted an 8.55% gain—the only manager with a positive return for the year. Scott Moore from Nuance Investments also outperformed his respective benchmark as he has been positioned defensively throughout the year. (Returns are net of sub-advisor management fees.)

Longer term, five of the managers are outperforming their respective benchmarks since their inception on the fund. For example, Harris Associates’ Clyde McGregor, despite a rough year in 2018, has outperformed his Russell 3000 Value Index benchmark by two percentage points, annualized, since he started managing his sleeve in October 2008. Dick Weiss of Wells Capital, who has been on the fund since its 1996 inception, is nearly six percentage points (annualized) ahead of his Russell 3000 benchmark.

Key Performance Drivers

For the 2018 calendar-year period, stock selection accounted for virtually all of the fund’s underperformance, with sector allocation having a negligible effect. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

The fund’s health care sector exposure was the most significant detractor from relative performance in 2018, due to both weak stock selection and sector allocation. Sector allocation hurt due to the fund’s roughly 7.5-percentage-point average underweight (6.49% vs. 14.09%) to this outperforming sector—health care was one of three benchmark sectors that saw positive returns in the period. Stock selection detracted as the portfolio’s health care names declined 9.60% in aggregate, compared to a gain of 5.25% for benchmark names. Two positions that detracted from relative performance were Cerner, owned by both Scott Moore and the team at FMI, and Celgene, owned by Dick Weiss. These names were down 22.34% and 40.42% in the portfolio, respectively.

Stock selection was also weak within the industrials sector. Industrial name American Airlines Group fell 34.57% in the period and was the worst individual detractor from performance. Bill Nygren of Harris Associates says the company’s first quarter revenue met investors’ forecasts, while earnings per share were slightly better than projections. However, although the company announced a new $2 billion share repurchase plan, management reduced the full-year earnings-per-share guidance, citing rising fuel prices. The company’s second quarter revenue was largely in line with market expectations and earnings per share were ahead of forecasts. However, management announced some challenges, necessitating the deferral of aircraft deliveries and capital expenditures, as well as the lowering of 2018 capacity growth and the reduction of non-fuel-related expenses in an effort to restore both revenue and earnings growth. Nygren says American Airlines’ share price was further pressured after it warned of a third quarter revenue decline due to flight cancellations caused by Hurricane Florence. The company reported some positive activity in the period, such as improved domestic yields (average fare per passenger mile) in the third quarter with expectations for further improvement in the

8	Litman Gregory Funds Trust

fourth quarter. More importantly, management expects $1 billion of revenue growth initiatives (such as optimizing economy seating and expanding premium economy offerings) and $300 million of cost savings to drive significant margin expansion and earnings-per-share growth in 2019.

Stock selection within the energy sector cost the fund about one percentage point of relative performance. Encana, owned by Chris Davis and Danton Goei of Davis Advisors, was a noteworthy detractor, falling 56.24% in the period. Encana is a Canadian-based oil and gas exploration and production company with properties in both Canada and the United States. The Davis team notes that since a new CEO took the helm in June 2013, he has radically altered the company’s strategic direction by divesting low-value, low-return assets and focusing on a slimmed down portfolio of high-value, high-return opportunities, including purchasing prime properties in the Eagle Ford shale formation. As a result, the Davis team expects meaningful production growth over the years to come and believes the company’s stock, which declined in value along with the recent drop in oil prices, is undervalued and offers patient investors attractive long-term returns.

The sector within which stock selection had the most beneficial effect on relative performance was information technology. Several individual names are worth discussing. Visa, owned by both McGregor and Sands Capital, gained over 17% in the period and was the second-largest individual contributor to performance. Visa operates the world’s largest retail electronic payment network, processing more than fifty percent of all credit and debit transactions globally. Visa generates revenue by charging licensing and transaction fees to card issuers and merchant acquirers based on the dollar volume and number of processed transactions. Frank Sands, Jr. and Mike Sramek of Sands Capital note that Visa’s cost base is largely fixed, enabling high incremental margins, and that the primary driver of the company’s growth is the steady global shift from paper-based forms of payment (e.g., cash and checks) to electronic transactions. McGregor says he was impressed that payments volume, cross-border volume, and processed transactions increased by double-digit rates for both the fourth quarter and the full year. Sands and McGregor agree that the company’s integration of Visa Europe is driving value. Sands says synergies resulting from this acquisition have driven double-digit earnings accretion on a faster timeline than expected. The team expects the merger to result in cost efficiencies as well as a more robust global product offering that could result in additional revenue opportunities.

Another information technology name that performed well in the period was Zendesk, a software-as-a-service (SAAS) provider. This position, owned by Weiss, rose over 60% for the year. Weiss says the high-growth SAAS universe showed relatively strong performance throughout the year as many of the core drivers of strength (including strong spending on information technology) remain intact. In addition, re-emerging concerns around the semiconductor and memory industries are helping drive a rotation out of those industries and into SAAS. Weiss says during the most recent quarter Zendesk reported strong results with billing of $172 million (a 37% year-over-year growth rate and 3% above the consensus estimate), revenue of $155 million (over 38% year-over-year growth and 2% above the consensus estimate), and earnings per share of $0.09 vs. estimates of $0.04. The stock also benefited from management commentary that the company is aiming for a mid-30%-range revenue growth rate through 2020, which was better than investor expectations. Weiss views the company as being well-positioned within a growing market.

An information technology name that was a significant detractor from performance was CommScope, held in the portfolio by McGregor until it was sold in the fourth quarter. The stock fell 33.86% for the year. McGregor says that although CommScope’s first quarter earnings were in line with consensus expectations, the company was negatively impacted by management’s lowered outlook for the full-year period. Later, CommScope reported third quarter revenue and earnings per share that undershot market expectations. In addition, management’s fourth quarter guidance fell short of market projections, which pressured its share price. More concerning to McGregor was the company’s announcement that it would acquire ARRIS International, an enterprise involved in broadband, wireless, and video technology, for a total of $7.4 billion. CommScope’s management team had previously told investors that it would consider spending at most $1 billion for an acquisition, and the ARRIS purchase is far in excess of that commitment. Ultimately, McGregor and his team were uncomfortable with CommScope making an acquisition of this size while substantially increasing its debt load to do so. As a result, McGregor sold his position.

Amazon.com was the leading individual stock contributor to the portfolio’s returns. It was the largest holding at the end of the year, representing about 3.8% of fund assets. Owned by the teams at Sands and Davis, Amazon gained over 30% for the year in the portfolio. The Davis team says Amazon’s e-commerce business has reshaped the retail industry. In addition to its retail business, its state-of-the-art, rapidly growing Amazon Web Services (AWS) business enables companies and other organizations to outsource their computer systems to Amazon’s digital cloud. Sands says Amazon reported strong results throughout the year, as core retail business continued to perform well, driven by its competitive advantages of selection, price, and convenience compared with its offline and online competitors. Continued expansion into the apparel, home goods, and grocery markets, as well as rising online penetration, helped Amazon grow North American gross merchandise volume (GMV). In addition, the team believes strong GMV growth internationally was largely attributed to Amazon replicating its successful domestic strategy in overseas markets. The team notes that AWS continued to grow as customers are shifting more services to the public cloud. In addition to a secular shift to the public cloud, the team believes that Amazon, along with other major public cloud providers, will be some of the biggest beneficiaries of the growing importance of artificial intelligence (AI) and machine learning. This is because Amazon and its peers will supply the tools to enable AI and machine learning. The opportunity ahead of AWS, in addition to its continued execution from both a profitability and sales growth perspective, give the team confidence in its ability to drive sustainable earnings growth for Amazon over the long term.

Fund Summary	9

A notable individual detractor in the period was Capital One Financial. Owned by Davis and Nygren at a combined average weight of nearly 2.8%, the stock price declined over 20% in the period. Nygren says the company delivered solid first quarter earnings results, as a 900-basis-point decrease in the tax rate led to earnings-per-share growth of about 70%. However, the company’s share price was pressured by management’s announcement that they (1) would not repurchase any shares during the second quarter due to a tougher Comprehensive Capital Analysis and Review test and (2) would change the baseline common equity Tier 1 ratio goal to 11% instead of 10.5%. In addition, after further review, Capital One now expects its tax rate to be 20% instead of 19%. In Nygren’s estimation, the positives of the release, including better credit and good progress on efficiency, far outweighed the abovementioned concerns. Overall, the managers believe Capital One is a well-managed company with a strong capital base that is trading at a discount to its underlying value.

Top 10 Individual Contributors as of the Year Ended December 31, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc.	3.82	2.35	30.68	1.23	Consumer Discretionary
Netflix Inc.	1.32	0.47	45.07	0.54	Communication Services
Visa Inc Class A	3.13	0.85	17.38	0.54	Information Technology
Zendesk Inc.	0.81	0.02	73.73	0.49	Information Technology
Workday Inc. Class A	0.92	0.07	55.63	0.41	Information Technology
Salesforce.com Inc.	1.39	0.33	33.34	0.40	Information Technology
ServiceNow Inc.	1.22	0.00	37.92	0.34	Information Technology
Illumina Inc.	0.91	0.15	34.63	0.28	Health Care
Conduent Inc.	0.51	0.00	40.13	0.26	Information Technology
Red Hat Inc.	0.56	0.10	48.88	0.25	Information Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
American Airlines Group Inc.	0.27	0.07	-34.57	-0.72	Industrials
Encana Corp.	0.96	0.00	-56.24	-0.67	Energy
Capital One Financial Corp.	2.81	0.16	-20.91	-0.67	Financials
CommScope Holding Co Inc.	1.19	0.02	-33.86	-0.60	Information Technology
TE Connectivity Ltd	2.58	0.00	-19.31	-0.55	Information Technology
Lear Corp.	1.90	0.04	-25.72	-0.51	Consumer Discretionary
Wells Fargo & Co.	1.80	0.87	-24.05	-0.51	Financials
Arconic Inc.	1.28	0.03	-35.84	-0.38	Industrials
Adecco Group AG	0.67	0.00	-34.61	-0.37	Industrials
DXC Technology Co.	0.22	0.09	-27.06	-0.37	Information Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Equity Fund is the result of seven bottom-up stock pickers with diverse investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- and/or underweights. At year-end, the fund was more than 11 percentage points overweight to the financials sector (25.7% vs. 13.9%), and meaningfully underweight to the health care sector (7.3% vs. 15.1%).

During the year, the equity market industry classification system was amended to reflect the market’s evolution. Changes include the telecommunications sector being renamed “communication services,” which includes companies previously categorized as information technology names (such as Alphabet and Facebook). As such, there is no fundamental change in the underlying business models or how our managers view these stocks. This classification change resulted in the fund’s information technology allocation decreasing by nearly nine percentage points compared to the start of the year.

10	Litman Gregory Funds Trust

Other sector level changes include a two-percentage-point increase to financials and a two-percentage-point increase to health care. Cash decreased notably from 8.3% to 0.8% over the year. The decrease in cash occurred in the fourth quarter as the market decline resulted in more attractive valuations and stock-picking opportunities.

Over the course of the year, the fund’s market-cap exposure changed, with mid- and smaller-cap companies accounting for about 43% of the portfolio (up from around 33% a year ago). Large-cap stocks make up roughly 56% of the portfolio, two percentage points less than at year-end 2017. (The balance of the increase to mid- and smaller-cap names came from the reduction to cash.) The fund’s weighted-average market cap increased from $146.9 billion to $155.9 billion over the course of the year. Foreign holdings account for approximately 16% of the portfolio, which is virtually unchanged from the start of the year.

By Sector

	Sector Allocation
	Fund as of 12/31/18	Fund as of 12/31/17	Russell 3000 as of 12/31/18
Communication Services	12.1%	0.0%	9.1%
Consumer Discretionary	17.2%	17.5%	10.3%
Consumer Staples	3.8%	2.8%	6.7%
Energy	3.1%	3.9%	5.0%
Finance	25.6%	23.7%	13.9%
Health Care & Pharmaceuticals	7.3%	5.2%	15.1%
Industrials	11.2%	11.3%	9.9%
Information Technology	16.5%	25.4%	19.9%
Materials	1.5%	1.9%	3.0%
Real Estate	0.9%	0.0%	3.9%
Utilities	0.0%	0.0%	3.3%
Cash Equivalents & Other	0.8%	8.3%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Fund Summary	11

Closing Thoughts

As noted above, five of the seven sub-advisors underperformed their respective benchmarks in 2018. Shorter-term underperformance by itself does not worry us, especially since each manager is running a highly concentrated portfolio of no more than 15 of their highest-conviction ideas. However, when a manager goes through a longer stretch of underperformance, which is inevitable, the intensity of our due diligence increases.

We review our old notes and transcripts of prior calls and meetings, shareholder letters, and press interviews with these managers to reinforce our understanding of their investment process, including what they have said in the past about some of the holdings that have driven underperformance. This context and review work help us narrow down our questions: We try not to go over the same topics we have before but aim to further deepen our understanding of a fund manager’s investment discipline with every call and meeting. We ask these questions (among others) to help us assess whether a manager is sticking to their investment discipline: Are they becoming stubborn by not factoring in new information? Are they cutting corners in terms of their due diligence? Do they remain engaged? Are people who we expect to be involved in making decisions involved? Does the manager have adequate coverage and resources? Are they being intellectually honest when weighing various risks in terms of what they can and cannot know? How conservative are their assumptions? Have they adequately factored downside risks?

If no red flags are raised from this due diligence, we stick with the fund or manager and rebalance up to their target weighting. This is an important aspect of our investment discipline. It prevents us from getting whipsawed (i.e., selling at the low point of a manager’s inevitable underperformance cycle).

Managers do not “bat a thousand.” That leads us to discussing a manager’s mistakes at length. We think about what we know about their investment discipline and what we want to really understand, what’s reasonable to expect from a manager in terms of what they can know/not know (past discussions help in this sifting), and what could the fund manager have done better? Is there a weakness and to what extent is it an opposite reflection of their strengths that we regard highly? What are the right lessons to learn? Are they learning them and becoming better? If their mistakes raise a red flag (e.g., they didn’t really learn and repeated a mistake, although each situation is different and there are nuances we need to understand), then we would sell. Otherwise, we hold. During all this work, there is constant debate among our research team, where each member is a devil’s advocate, asking the lead analyst tough questions.

In closing, we believe the Litman Gregory Masters Equity Fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. We continue to expect the fund to be successful relative to its benchmark and peers over complete market cycles.

We thank shareholders for their trust and will continue to work hard to earn it.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 3000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to December 31, 2018 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	13

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018

Shares		Value

COMMON STOCKS: 99.2%

Communication Services: 12.1%
10,230	Alphabet, Inc. - Class A*	$10,689,941
5,966	Alphabet, Inc. - Class C*	6,178,449
40,400	CBS Corp. - Class B Non Voting	1,766,288
8,500	Charter Communications, Inc. - Class A*	2,422,245
14,900	Facebook, Inc. - Class A*	1,953,241
161,800	Global Eagle Entertainment, Inc.*	360,814
21,975	Netflix, Inc.*	5,881,828
57,300	Tencent Holdings Ltd.	2,297,649

		31,550,455

Consumer Discretionary: 17.2%
25,225	Alibaba Group Holding Ltd. - ADR*	3,457,591
6,345	Amazon.com, Inc.*	9,529,999
51,250	Big Lots, Inc.	1,482,150
1,245	Booking Holdings, Inc.*	2,144,413
29,500	Dollar General Corp.	3,188,360
148,308	Fiat Chrysler Automobiles N.V.*	2,144,534
124,600	General Motors Co.	4,167,870
58,900	Hilton Worldwide Holdings, Inc.	4,229,020
37,300	Lear Corp.	4,582,678
97,800	MGM Resorts International	2,372,628
124,000	Qurate Retail, Inc.*	2,420,480
23,200	Royal Caribbean Cruises Ltd.	2,268,728
58,000	TJX Cos., Inc. (The)	2,594,920

		44,583,371

Consumer Staples: 3.8%
61,988	Conagra Brands, Inc.	1,324,064
5,990	Diageo Plc - ADR	849,382
36,500	Henkel AG & Co. KGaA	3,585,741
37,300	Monster Beverage Corp.*	1,835,906
21,777	Sanderson Farms, Inc.	2,162,238

		9,757,331

Energy: 3.1%
99,260	Apache Corp.	2,605,575
19,750	Concho Resources, Inc.*	2,030,102
283,870	Encana Corp.	1,640,769
111,500	Parsley Energy, Inc. - Class A*	1,781,770

		8,058,216

Financials: 25.6%
145,000	Ally Financial, Inc.	3,285,700
47,500	American International Group, Inc.	1,871,975
106,445	Bank of New York Mellon Corp. (The)	5,010,366
28	Berkshire Hathaway, Inc. - Class A*	8,568,000
20,750	Berkshire Hathaway, Inc. - Class B*	4,236,735
56,600	Blackstone Group L.P. (The)	1,687,246
100,860	Capital One Financial Corp.	7,624,007
7,767	Chubb Ltd.	1,003,341
53,300	Citigroup, Inc.	2,774,798
4,532	Everest Re Group Ltd.	986,888
8,100	Fairfax Financial Holdings Ltd.	3,564,648
23,450	HDFC Bank Ltd. - ADR	2,429,186
22,030	JPMorgan Chase & Co.	2,150,569
3,454	Markel Corp.*	3,585,425
27,672	MetLife, Inc.	1,136,212
9,747	Northern Trust Corp.	814,752

Shares		Value

Financials (continued)
37,750	Pinnacle Financial Partners, Inc.	$1,740,275
9,170	Reinsurance Group of America, Inc.	1,285,909
113,000	Sterling Bancorp	1,865,630
12,730	Travelers Cos., Inc. (The)	1,524,418
41,284	Unum Group	1,212,924
71,280	US Bancorp	3,257,496
109,480	Wells Fargo & Co.	5,044,838

		66,661,338

Health Care: 7.3%
21,550	Alexion Pharmaceuticals, Inc.*	2,098,108
26,700	Celgene Corp.*	1,711,203
71,262	Cerner Corp.*	3,736,979
61,383	DENTSPLY SIRONA, Inc.	2,284,061
9,175	Illumina, Inc.*	2,751,858
29,000	Quest Diagnostics, Inc.	2,414,830
5,875	Regeneron Pharmaceuticals, Inc.*	2,194,313
44,481	Smith & Nephew Plc - ADR	1,662,700

		18,854,052

Industrials: 11.2%
70,000	American Airlines Group, Inc.	2,247,700
68,400	Arconic, Inc.	1,153,224
21,100	Carlisle Cos., Inc.	2,120,972
45,700	CH Robinson Worldwide, Inc.	3,842,913
42,500	Ferguson Plc	2,720,827
290,000	General Electric Co.	2,195,300
21,500	Honeywell International, Inc.	2,840,580
33,000	ManpowerGroup, Inc.	2,138,400
27,500	PACCAR, Inc.	1,571,350
61,017	Schneider Electric SE - ADR	824,950
72,000	Southwest Airlines Co.	3,346,560
38,960	United Technologies Corp.	4,148,461

		29,151,237

Information Technology: 16.5%
16,500	Accenture Plc - Class A	2,326,665
15,051	Amphenol Corp. - Class A	1,219,432
25,115	Applied Materials, Inc.	822,265
26,000	DXC Technology Co.	1,382,420
126,000	Marvell Technology Group Ltd.	2,039,940
87,500	NCR Corp.*	2,019,500
135,000	Nuance Communications, Inc.*	1,786,050
10,300	Red Hat, Inc.*	1,809,092
30,100	salesforce.com, Inc.*	4,122,797
22,725	ServiceNow, Inc.*	4,046,186
95,000	TE Connectivity Ltd.	7,184,850
65,135	Visa, Inc. - Class A	8,593,912
19,725	Workday, Inc. - Class A*	3,149,688
38,900	Zendesk, Inc.*	2,270,593

		42,773,390

Materials: 1.5%
58,000	Agnico Eagle Mines Ltd.	2,343,200
34,000	Nutrien Ltd.	1,598,000

		3,941,200

Real Estate: 0.9%
60,000	CBRE Group, Inc. - Class A*	2,402,400

TOTAL COMMON STOCKS (Cost $202,444,313)		257,732,990

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 6.5%

REPURCHASE AGREEMENTS: 6.5%
$17,024,000	Fixed Income Clearing Corp. 0.50%, 12/31/2018, due 01/02/2019 [collateral: par value $16,900,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value $17,379,863] (proceeds $17,024,473)	$17,024,000

TOTAL SHORT-TERM INVESTMENTS (Cost $17,024,000)		17,024,000

TOTAL INVESTMENTS (Cost: $219,468,313): 105.7%		274,756,990

Liabilities in Excess of Other Assets: (5.7)%		(14,875,011)

NET ASSETS: 100.0%		$259,881,979

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

Litman Gregory Masters International Fund Review

The Litman Gregory Masters International Fund fell 20.80% in 2018, while its benchmarks, the MSCI ACWI ex USA Index and the MSCI EAFE Index, dropped 14.20% and 13.79%, respectively. The fund also trailed its average peer (down 14.59%) in the Morningstar Foreign Large Blend Category. The fund was ahead of its benchmark and peers by 224 and 143 basis points, respectively, through the first six months of the year. All the underperformance stemmed from the second half of the year when trade war tensions rose and, along with it, investors’ concerns about global growth. As a result, many cyclical and China-related holdings in the fund sold off materially. This selloff may prove temporary if trade war tensions abate.

We are disappointed with fund returns in recent years but remain encouraged by long-term performance, which has spanned multiple market cycles. Since inception, the fund has gained 6.08% and is ahead of the MSCI ACWI ex USA Index return of 4.71%, the MSCI EAFE Index return of 4.28%, and the Morningstar Foreign Large Blend Category return of 3.70%. This long-term record, in our opinion, is a validation of the Masters Funds concept and our belief that concentration in the right hands can add significant value.

Performance as of 12/31/2018
			Average Annual Total Returns
	Three Month Return	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional Class (12/1/1997)	-17.11%	-20.80%	-2.26%	-3.01%	5.33%	4.50%	6.08%
MSCI ACWI (ex- U.S.) Index	-11.46%	-14.20%	4.48%	0.67%	6.57%	5.22%	4.71%
MSCI EAFE Index	-12.54%	-13.79%	2.87%	0.53%	6.32%	4.74%	4.28%
Morningstar Foreign Large Blend Category Average	-12.68%	-14.59%	2.54%	0.12%	5.85%	4.27%	3.70%
Litman Gregory Masters International Fund Investor Class (4/30/2009)	-17.17%	-21.03%	-2.53%	-3.26%	n/a	n/a	4.82%
MSCI ACWI (ex- U.S.) Index	-11.46%	-14.20%	4.48%	0.67%	n/a	n/a	6.65%
MSCI EAFE Index	-12.54%	-13.79%	2.87%	0.53%	n/a	n/a	6.87%
Morningstar Foreign Large Blend Category Average	-12.68%	-14.59%	2.54%	0.12%	n/a	n/a	6.47%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2018, the gross and net expense ratios for the Institutional Class were 1.26% and 1.03%, respectively; and for the Investor Class were 1.55% and 1.32%, respectively. There are contractual fee waivers in effect through April 30, 2019. All performance discussions in this report refer to the performance of the Institutional share class.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Performance of Managers

In 2018, of the five sub-advisors who were on the fund for the full year, one sub-advisor outperformed their benchmark, while the other four sub-advisors trailed their respective benchmarks. The year-to-date performance of these five sub-advisors ranged from negative 4.00% to negative 27.83% (returns are net of the management fee each sub-advisor charges the fund).

The year 2018 was certainly unsatisfactory, but putting the previous 12 months in the context of longer-term performance is important. Three current sub-advisors have been on the fund for at least five years, and all of them are ahead of their respective benchmarks since they joined the fund. Net of their sub-advisor fee, annualized outperformance ranges from 1.13% to 2.17%.

The fund started the year with six managers, but Northern Cross was removed as a sub-advisor at the end of October. Since joining the fund in September 2007, the Northern Cross team outperformed its benchmark. Assets sub-advised by Northern Cross were divided among the fund’s remaining five managers, resulting in each having a 20% allocation.

16	Litman Gregory Funds Trust

Key Performance Drivers

Below we discuss some of the key drivers of both absolute and relative performance. It is important to understand that the portfolio’s sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and region weightings, to help shareholders better understand drivers of performance.

Stock selection was the main driver of underperformance in 2018. Sector allocation was also a headwind to performance. Stock picking within the consumer discretionary and energy sectors was a large detractor from relative performance for the year. Energy holding Teekay LNG Partners fell nearly 45% last year and topped the detractors list. Losses in consumer discretionary positions JD.com and Codere also detracted from return.

Stock picking within Japan was a positive for the fund in 2018. The top two contributors for the year were both Japanese stocks. Don Quijote and Cyberagent were both owned by Mark Little of Lazard Asset Management. Little sold Cyberagent last July at a nice gain and continues to hold Don Quijote, a Japanese retailer.

Seven of the top 10 detractors for the period were European companies. CNH Industrial and Lloyds Banking Group are two of the fund’s larger positions at year-end that hurt performance last year. Both stocks are owned by David Herro of Harris Associates and Vinson Walden of Thornburg Investment Management.

Top 10 Individual Contributors as of the Year Ended December 31, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Don Quijote Holdings Co Ltd	1.87	0.01	23.06	0.42	Japan	Consumer Discretionary
Cyberagent Inc.	0.44	0.00	53.98	0.38	Japan	Communication Services
Safran SA	1.79	0.17	14.08	0.20	France	Industrials
Shire PLC	1.87	0.24	6.57	0.16	United Kingdom	Health Care
Israel Discount Bank Ltd Class A	1.87	0.00	7.41	0.15	Israel	Financials
Fagron	1.01	0.00	19.66	0.15	Belgium	Health Care
SAP SE	1.01	0.52	9.90	0.15	Germany	Information Technology
Coca Cola European Partners	0.96	0.00	15.56	0.14	United Kingdom	Consumer Staples
GlaxoSmithKline PLC	1.56	0.46	10.32	0.14	United Kingdom	Health Care
Frontline Ltd.	1.18	0.00	18.19	0.13	Bermuda	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Teekay Lng Partners LP MLP	2.47	0.00	-44.99	-1.42	Bermuda	Energy
JD.Com Inc ADR	2.14	0.11	-48.60	-1.38	China	Consumer Discretionary
Anheuser Busch Inbev SA/NV	2.91	0.35	-40.25	-1.36	Belgium	Consumer Staples
Codere SA	1.56	0.00	-60.64	-1.18	Spain	Consumer Discretionary
CNH Industrial NV	2.06	0.07	-32.69	-0.86	Netherlands	Industrials
Lloyds Banking Group PLC	2.76	0.28	-25.61	-0.78	United Kingdom	Financials
Daimler AG	1.77	0.30	-35.50	-0.74	Germany	Consumer Discretionary
BNP Paribas	1.75	0.34	-36.91	-0.73	France	Financials
Bayer AG	1.38	0.43	-33.65	-0.67	Germany	Health Care
MGM China Holdings Ltd.	1.36	0.00	-43.78	-0.64	Hong Kong	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	17

Positions in the energy sector drove some of the fund’s underperformance last year. Energy stocks within the benchmark index held up well relative to the broader benchmark return. However, fund positions, mainly Teekay LNG Partners, hurt performance. Walden says the stock declined more than the market potentially because of its relatively high financial leverage and a slower distribution growth trajectory than the market initially anticipated. The slower distribution, though, will allow the company to move faster on its plans to reduce debt and, as a result, accrue value to equity holders faster. Walden believes the company executed well on its existing growth plans, including the refinancing of upcoming debt, and maintains consistent cash flow generation owing to their long-term contracts on the company’s existing fleet. As such, he believes management remains on track to execute on its deleveraging plan. Walden says the shares are now more compelling than they were at the beginning of 2018 and that their investment thesis remains intact.

Frontline, also in the energy sector, is owned by David Marcus of Evermore Global. This position performed well in 2018 and landed on the top contributors list. Frontline is a $940 million market cap owner and operator of crude tanker vessels with a fleet of 65 vessels, of which 46 are owned. It is controlled by John Fredriksen (who has a 48% stake), a proven value creator in the shipping industry. Marcus notes that Frontline hit many milestones during 2018, such as extending its $275 million loan facility and pushing out maturities to November 2020. Frontline now doesn’t have any near-term debt maturities until late 2020. Frontline continues to have a strong balance sheet with $166 million of liquidity and maintains one of the lowest cash breakeven levels among its comparable peers.

Stock selection within the financial sector was a headwind to performance last year. Two of the leading detractors from last year were Lloyds Banking Group and BNP Paribas—both are owned by David Herro (Lloyds Banking is also held by Vinson Walden). Herro believes that Lloyds Banking has the preeminent retail banking franchise in a consolidated U.K. market, and its balance sheet has improved greatly in recent years, with strong levels of capital, liquidity, and reserves. In the fourth quarter, Lloyds was negatively impacted by news that the Competition and Markets Authority in the United Kingdom was investigating potential infringements in the financial services sector regarding anticompetitive arrangements. Despite poor stock price performance in 2018, the company’s earnings and capital generation were actually in line with expectations and underlying fundamentals remain strong, in Herro’s view, with scope for continued improvement in 2019. Lloyds’s strong competitive position and advantaged cost structure have been further reinforced by its excellent management team, which has taken steps to improve operational efficiency, reduce exposure to more economically sensitive asset classes, and build excess capital. Overall, Herro believes this highly discounted valuation for a best-in-class financial institution sufficiently compensates investors for short-term economic uncertainty.

As for BNP Paribas, Herro says it possesses a dominant retail banking franchise as well as a diversified business base, which allows for cost of funding, liquidity, and scale advantages versus its smaller peers. Results from BNP Paribas for the first two quarters of 2018 were mixed, which caused investor concern early in the year. The company realized fiscal first half year-over-year declines in revenue, pre-provision profit, and operating income. Even so, the declines largely came from a number of one-time items, including outsized regulatory tax payments along with capital gains, credit costs, and transformation expenses that were greater than in the year-ago period. In addition, results from corporate and institutional banking were especially robust in the same period last year, which made comparative results appear weaker than absolute performance indicated. Later, BNP issued third quarter revenue, operating income, and profit before tax that missed market forecasts, while net income exceeded projections. The company experienced negative leverage in all three of its operating divisions on an underlying basis, which management attributed to the persistent low interest rate environment, increased investment in the international financial services division, and in particular, sluggish trading conditions in the corporate and institutional banking division. However, the substandard operating results were not especially surprising given the difficult end-market conditions coupled with costs invested to restructure parts of the business. Furthermore, BNP was pressured by fears about European politics, although these headlines have not reduced the team’s assessment of the long-term intrinsic value of the company. The company also improved its risk profile by exiting riskier business lines and increasing its capital level, which has worked to further strengthen its balance sheet. Looking forward, Herro believes BNP will begin to generate greater net savings in 2019 and 2020 from its extensive cost transformation project currently underway. Overall, their investment thesis for this company is intact as they believe BNP’s capital position is solid and its management team is working to enhance shareholder value.

Two Japanese stocks owned by Mark Little landed on the top of the contributors list. Don Quijote is a Japanese discount retailer, which saw strong performance in 2018, particularly in the fourth quarter after the announcement of a material transaction with convenience store operator FamilyMart. The latter agreed to transfer the entirety of its Uny general merchandise stores to Don Quijote at an attractive price, with an expectation that Don Quijote would continue its record of substantial profit improvement on takeover of the struggling stores. In addition, FamilyMart agreed to tender for 20% of Don Quijote at a premium to the then-market price. The second stock, Cyberagent, is a Japanese digital media group with strong franchises in digital advertising and mobile games. The value of these operations was hidden within Cyberagent by an aggressive investment into Abema TV, a mobile TV platform. During the first half of 2018, investors warmed to the prospects for Abema TV while rerating the core assets of Cyberagent on the back of decent results, allowing Little to exit his investment with a healthy return in July.

JD.com and MGM China are two stocks with exposure to the Chinese economy that fell more than 40% in 2018 and were among the top detractors in the fund. JD.com, an e-commerce company in China, is owned by Fabio Paolini and Benjamin Beneche of Pictet

18	Litman Gregory Funds Trust

Asset Management. They say the company was weak throughout the year partly due to U.S.-China trade tensions and partly for stock specific reasons. Their thesis on JD.com is broadly unchanged since it was added to the portfolio 18 months ago. Paolini and Beneche continue to believe (1) over time the business will be able to convert its significant scale advantage and strategic alliances into an operating margin in the vicinity of a conservative 5%, and (2) JD can co-exist with larger competitor Alibaba in a rapidly expanding Chinese e-commerce market. Their customer proposition and business models both have unique advantages to allow both to thrive. However, investors are currently frustrated with JD.com as continued heavy investment in its distribution business, a source of its differentiation and advantage over Alibaba, is holding back the shorter-term progression of margins. The situation is compounded by evidence that while both JD.com and Alibaba are growing gross merchandise value at over 30% per annum, Alibaba is monetizing this more efficiently. Its core commerce revenues are growing at 55% compared to JD.com’s growth more in line with its GMV. However, Paolini and Beneche do not see this as meaning Alibaba has “won” and that JD is “doomed.” JD.com’s business model allows for a degree of quality control and end-to-end control of the delivery network that is way beyond that which Alibaba is capable of. Unlike Alibaba, JD.com is a genuine retailer, and when compared to bricks and mortar competition, JD.com has both more scale and a better operating cost base. Furthermore, the company has been a truly prodigious cash generator. Earnings have languished due to investments in logistics and research and development, but a negative working capital position helped JD to generate $2 billion in the last quarter alone. On a market cap today of around $35 billion, the stock is extremely cheap on current earnings without factoring in the company’s significant future high-growth potential, stemming from China’s still relatively underpenetrated, high-growth e-commerce market. Cash continues to build up on its balance sheet that boasts a gross cash balance of $7.2 billion (net cash of $4 billion). In the future they think the creation of a logistics management company will further reduce the capital intensity of the business and lead to even higher returns on capital over the long term. To Paolini and Beneche, the JD.com story remains highly compelling.

In September, JD.com’s stock fell sharply on news that CEO/founder Richard Liu had been arrested and questioned over allegations of sexual misconduct whilst visiting the United States. At the time, Paolini and Beneche said they had no insight into how the episode would conclude but were reluctant to judge Liu based on allegations alone. In late December, it was confirmed that no criminal charges would be brought, and management announced a buyback of $1 billion.

MGM China is the second stock with ties to the Chinese markets that detracted from fund returns last year. Walden purchased this Macau-based casino operator for the fund in 2017. MGM China is one of the six gaming concessionaires in Macau, China’s equivalent to Las Vegas. MGM China has a history of being an efficient operator, where it has historically captured strong market share despite its smaller asset base. MGM China recently opened a new property, MGM Cotai. MGM Cotai will provide MGM with their first property in Cotai, which is a growth market in Macau. MGM Cotai expands MGM China’s asset base exponentially and should drive meaningful earnings and cash flow growth for the company. Walden says MGM China is trading at a discount to its Macau peers on current earnings, despite likely strong earnings growth over the medium term as MGM Cotai ramps to its full potential. MGM China has a history of being a robust dividend payer, but in recent years has reduced its dividend to fund the investment in MGM Cotai. Once the new property is ramped, MGM China will likely begin to increase its dividend again.

Walden says MGM China shares declined this year as its latest property in Macau, MGM Cotai, had a weak introduction as the company was forced to open with less than a full complement of rooms due to construction delays. These issues were further exacerbated by the U.S.-China trade dispute, which led to a modest deceleration in game play in Macau. The trade dispute did lead to a general de-rating of Macanese gaming equities despite solid growth in the market. Walden remains positive on MGM China and the potential for MGM Cotai. As the remainder of the property continues to come online, MGM China has been able to ramp the property more efficiently. Recent infrastructure improvements like the Hong Kong-Zhuhai Macau bridge have made visitation to Macau more convenient, which should help drive medium-term growth to the market. Walden says he added to the position during the fourth quarter.

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of year-end.

The International Fund is built stock by stock from the bottom up and can at times look very different from its benchmark. As we have stated in earlier reports, we believe this is key to generating excess long-term returns. If we aren’t willing to look much different than the benchmark, we shouldn’t expect to achieve returns much different from the benchmark.

Over the last 12 months, the overall portfolio mix changed modestly. Noteworthy items include the following:

•

Shareholders will notice updated sector allocations that differ from those reported at the end of 2017. There were a number of stocks that underwent sector reclassifications as part of changes to the widely used Global Industry Classification Standard (GICS). This doesn’t change the fundamentals of the businesses owned by the fund, but it is worth noting these changes given the large sector weighting differences that appear to have happened, at least on the surface.

•

The sectors most impacted by the GICS changes were the consumer discretionary, technology, and communication services sectors. For example, the fund’s consumer discretionary weighting at the end of 2018 stands at 18.5% compared to 30.1% at the end of 2017. This decrease is mostly cosmetic. Several previously classified consumer discretionary stocks were reclassified into

Fund Summary	19

the communication services sector. For example, the fund’s largest holding, Vivendi, was moved from the consumer discretionary sector to communication services. But nothing changed in Vivendi’s business model.

•

During the fourth quarter, two health care stocks—Orpea and Shire—were sold out of the portfolio. Shire was sold after Takeda Pharmaceutical shareholders approved the acquisition of the company. Orpea was a long-term holding of Paolini and Beneche and was sold to make room for better ideas. The health care sector is now the fund’s largest underweight (3.1% compared to 8.6% in the MSCI ACWI ex USA Index).

•	Regional and country allocations did not change significantly year over year. The fund remains significantly overweight to European companies (67.8% compared to 42.2% in the MSCI ACWI ex USA Index).

•	The fund is underweight to developed and emerging Asian stocks. Asian stocks make up 36.9% of the MSCI ACWI ex USA Index, which can be compared to the fund’s 20.6% weighting to this region.

•	At year-end, the fund had a 5.7% weighting to emerging-market stocks (compared with the benchmark weighting of 16.7%) This is modestly lower than the 7.9% it had one year ago.

•

The market-cap exposure of the fund underwent the largest change year over year. The removal of Northern Cross and reallocation of their assets among existing managers brought the fund’s weighted-average market cap lower. At the time of removal, Northern Cross’s portfolio was solely large-cap stocks. The fund’s weighted-average market cap at the end of the year stands at $28.6 billion (compared to $41.1 billion one year ago). At the end of 2017, large-cap stocks made up 62.8% of the fund. At the end of 2018, the fund has a 47.8% allocation to large-cap stocks.

•

A modest amount of the fund’s currency exposure was being hedged at the end of the year: 19% of the fund’s exposure to the Swiss franc and 13.6% of its exposure to the British pound was hedged at year-end.

By Sector

	Sector Allocation
	Fund as of 12/31/18	Fund as of 12/31/17	iShares MSCI ACWI ex-U.S. as of 12/31/18
Communication Services	15.5%	3.6%	7.5%
Consumer Discretionary	16.4%	30.1%	10.0%
Consumer Staples	8.2%	9.0%	9.6%
Energy	4.8%	5.0%	6.9%
Finance	20.7%	18.9%	21.2%
Health Care & Pharmaceuticals	3.1%	8.6%	8.6%
Industrials	17.9%	12.8%	11.3%
Information Technology	3.6%	4.9%	7.6%
Materials	5.9%	2.8%	7.3%
Real Estate	1.3%	1.4%	3.5%
Utilities	0.0%	0.0%	3.2%
Cash Equivalents & Other	2.6%	2.8%	3.2%

	100.0%	100.0%	100.1%

By Region

	Regional Allocation
	Fund as of 12/31/18	Fund as of 12/31/17	iShares MSCI ACWI ex-U.S. as of 12/31/18
Africa	1.3%	0.0%	1.5%
Australia/New Zealand	0.7%	1.0%	4.8%
Asia (ex Japan)	12.4%	11.6%	20.5%
Japan	8.4%	8.2%	16.4%
Western Europe & UK	67.6%	68.8%	42.2%
Latin America	0.9%	1.6%	3.1%
North America	4.0%	4.2%	7.6%
Middle East	2.1%	1.8%	0.8%
Cash Equivalents & Other	2.6%	2.8%	3.2%

	100.0%	100.0%	100.1%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

20	Litman Gregory Funds Trust

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Taxes

The International Fund entered 2018 with a $78 million perpetual loss carryforward. For the year, the fund realized $38 million in capital gains, all of which have been sheltered by the carryforward, leaving the fund with approximately $40 million of unused losses to carry forward into the future. Net investment income will continue to be distributed on an annual basis.

Closing Thoughts

Northern Cross was removed as a sub-advisor, effective October 31, 2018, due to some firm-level developments that lowered our conviction. We thank Northern Cross for their service to our shareholders and outperformance during their tenure on the fund. The portion managed by Northern Cross was divided equally among the fund’s five remaining sub-advisors, resulting in each having a 20% allocation. Overall, the fund will continue to remain well diversified in terms of number of holdings and style, market-cap, country, and industry exposures.

As noted above, four of the five sub-advisors underperformed their respective benchmarks in 2018. Shorter-term underperformance by itself does not worry us, especially since each manager is running a highly concentrated portfolio of no more than 15 stocks of their highest-conviction ideas. However, the fund has had a stretch of disappointing performance that has now lasted a few years, starting from the second half of 2015.

When a manager goes through a stretch of underperformance, which is inevitable, the intensity of our due diligence increases. We review our old notes and transcripts of prior calls and meetings, shareholder letters, and press interviews with these managers to reinforce our understanding of their investment process, including what they have said in the past about some of the holdings that have driven underperformance. This context and review work help us narrow down our questions: We try not to go over the same topics we have before but aim to further deepen our understanding of a fund manager’s investment discipline with every call and meeting. We ask these questions (among others) to help us assess whether a manager is sticking to their investment discipline: Are they becoming stubborn by not factoring in new information? Are they cutting corners in terms of their due diligence? Do they remain engaged? Are people who we expect to be involved in making decisions involved? Does the manager have adequate coverage and resources? Are they being intellectually honest when weighing various risks in terms of what they can and cannot know? How conservative are their assumptions and have they adequately factored in downside risks?

If no red flags are raised from this due diligence, we stick with the fund or manager and rebalance up to their target weighting. This is an important aspect of our investment discipline. It prevents us from getting whipsawed (i.e., selling at the low point of a manager’s inevitable underperformance cycle).

Managers do not “bat a thousand.” That leads us to discussing a manager’s mistakes at length. We think about what we know about their investment discipline, what we want to really understand, what’s reasonable to expect from a manager in terms of what they can

Fund Summary	21

know/not know (past discussions help in this sifting), and what could the fund manager have done better? Is there a weakness and to what extent is it an opposite reflection of their strengths that we regard highly? What are the right lessons to learn? Are they learning them and becoming better? If their mistakes raise a red flag (e.g., they didn’t really learn and repeated a mistake, although each situation is different and there are nuances we need to understand), then we would sell. Otherwise, we hold. During all this work, there is constant debate among our research team, where each member is a devil’s advocate, asking the lead analyst tough questions.

We thank shareholders for their trust and will continue to work hard to earn it.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

22	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	20.00%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	20.00%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	20.00%	All sizes	Blend/Relative Value	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	20.00%	All sizes	Blend	MSCI EAFE Index
Vinson Walden	Thornburg Investment Management, Inc.	20.00%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to December 31, 2018 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	23

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018

Shares		Value

COMMON STOCKS: 97.4%

Australia: 0.7%
1,089,475	Incitec Pivot Ltd.	$2,517,883

Austria: 0.9%
182,400	S&T AG*	3,307,970

Belgium: 3.9%
140,966	Anheuser-Busch InBev S.A.	9,328,639
322,449	Fagron(a)	5,257,412

		14,586,051

Bermuda: 4.4%
1,174,892	Frontline Ltd.*	6,497,152
893,340	Teekay LNG Partners L.P.	9,844,607

		16,341,759

Canada: 3.3%
1,218,800	Bombardier, Inc. - Class B*	1,813,172
239,800	CAE, Inc.	4,409,206
129,003	Nutrien Ltd.	6,061,832

		12,284,210

China: 3.9%
34,261	Baidu, Inc. - ADR*	5,433,794
422,990	JD.com, Inc. - ADR*	8,853,181

		14,286,975

Denmark: 2.0%
68,989	Carlsberg A/S - Class B	7,339,075

Finland: 2.2%
181,856	Sampo Oyj - Class A	7,993,904

France: 11.8%
182,200	BNP Paribas S.A.	8,205,244
9,201	Bollore S.A.*(a)	36,182
1,770,770	Bollore S.A.	7,073,683
81,352	Safran S.A.	9,772,786
769,787	Vivendi S.A.	18,702,128

		43,790,023

Germany: 4.8%
24,660	Allianz SE	4,948,003
140,672	AURELIUS Equity Opportunities SE & Co. KGaA	5,112,375
144,050	Daimler AG	7,573,006

		17,633,384

Greece: 1.0%
408,423	OPAP S.A.	3,547,452

Hong Kong: 8.5%
1,257,170	CK Hutchison Holdings Ltd.	12,013,576
4,466,640	MGM China Holdings Ltd.	7,518,328
3,736,000	New World Development Co. Ltd.	4,907,681
3,212,972	Wynn Macau Ltd.	6,913,618

		31,353,203

Israel: 2.1%
2,498,092	Israel Discount Bank Ltd. - Class A	7,688,783

Japan: 8.4%
97,392	Don Quijote Holdings Co. Ltd.	6,036,867
296,400	Japan Tobacco, Inc.	7,026,295

Shares		Value

Japan (continued)
295,800	Nexon Co. Ltd.*	$3,775,630
67,600	SoftBank Group Corp.	4,452,182
56,400	Toyota Motor Corp.	3,273,068
223,222	Universal Entertainment Corp.	6,441,661

		31,005,703

Mexico: 0.9%
272,846	Grupo Televisa SAB - ADR	3,432,403

Monaco: 1.1%
770,611	Scorpio Bulkers, Inc.	4,261,479

Netherlands: 14.2%
706,351	Altice Europe N.V.*	1,363,606
65,600	ASML Holding N.V.	10,234,475
1,585,391	CNH Industrial N.V.	14,261,715
113,846	EXOR N.V.	6,151,400
172,050	NN Group N.V.	6,834,036
668,448	OCI N.V.*	13,566,892

		52,412,124

Norway: 0.9%
1,331,658	B2Holding ASA	1,878,910
632,091	Borr Drilling Ltd.*	1,549,462

		3,428,372

Russia: 1.3%
4,246,920	Moscow Exchange MICEX - RTS PJSC	4,963,071

South Africa: 1.3%
24,940	Naspers Ltd. - Class N	4,954,447

Spain: 1.3%
1,023,255	Codere S.A.*(a)(b)	5,005,687

Switzerland: 4.2%
52,205	Cie Financiere Richemont S.A.	3,353,887
626,560	Credit Suisse Group AG*	6,902,323
1,154,821	IWG Plc	3,073,231
18,305	Kuehne & Nagel International AG	2,358,901

		15,688,342

United Kingdom: 13.6%
1,866	British American Tobacco Plc	59,573
122,471	Coca-Cola European Partners Plc	5,632,908
36,111	Diageo Plc	1,284,973
362,600	easyJet Plc	5,096,117
325,373	GlaxoSmithKline Plc	6,182,495
1,302,307	Informa Plc	10,454,700
1,052,201	Inmarsat Plc	5,065,454
20,617,838	Lloyds Banking Group Plc	13,639,269
18,340	Willis Towers Watson Plc	2,785,112

		50,200,601

United States: 0.7%
333,287	Genco Shipping & Trading Ltd.*	2,629,634

TOTAL COMMON STOCKS (Cost $407,654,644)		360,652,535

The accompanying notes are an integral part of these financial statements.

24	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 2.4%

REPURCHASE AGREEMENTS: 2.4%
$8,864,000	Fixed Income Clearing Corp. 0.50%, 12/31/2018, due 01/02/2019 [collateral: par value $8,800,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value $9,049,869] (proceeds $8,864,246)	$8,864,000

TOTAL SHORT-TERM INVESTMENTS (Cost $8,864,000)		8,864,000

TOTAL INVESTMENTS (Cost: $416,518,644): 99.8%		369,516,535

Other Assets in Excess of Liabilities: 0.2%		841,478

NET ASSETS: 100.0%		$370,358,013

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
PJSC	Public Joint-Stock Company
*	Non-Income Producing Security.
(a)	Illiquid securities at December 31, 2018, at which time the aggregate value of these illiquid securities is $12,913,492 or 3.5% of net assets.
(b)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
EUR	Euro
GBP	British Pound

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2018

At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	1/10/2019	USD	$2,976,199	GBP	$2,894,953	$81,246	$—
	1/10/2019	USD	912,826	GBP	891,884	20,942	—
	1/10/2019	USD	968,193	GBP	967,835	358	—
	1/10/2019	USD	1,212,855	GBP	1,230,537	—	(17,682)
	2/15/2019	EUR	1,242,655	USD	1,230,628	12,027	—
	2/15/2019	USD	6,764,728	EUR	6,829,546	—	(64,818)
	6/19/2019	USD	2,398,417	CHF	2,342,222	56,195	—

			$16,475,873		$16,387,605	$170,768	$(82,500)

The accompanying notes are an integral part of these financial statements.

26	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

The Litman Gregory Masters Smaller Companies Fund fell 10.51% in 2018. Although the negative absolute return is disappointing, the fund outperformed both the 11.01% decline for the fund’s Russell 2000 Index benchmark and the 12.73% decline for the Morningstar Small Blend category.

Performance as of 12/31/2018
		Average Annual Total Returns
	Three Month	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	-16.92%	-10.51%	6.76%	0.26%	11.76%	5.96%	6.96%
Russell 2000 Index	-20.20%	-11.01%	7.36%	4.41%	11.97%	7.50%	8.80%
Morningstar Small Blend Category	-19.40%	-12.73%	5.76%	3.06%	11.35%	6.77%	8.04%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2018, the gross and net expense ratios for the Smaller Companies Fund were 1.74% and 1.32%, respectively. There are contractual fee waivers in effect through April 30, 2019.

Performance of Managers

It was a challenging year for equities in general, but small-cap stocks were hit harder than larger-cap stocks. All three sub-advisors outperformed in 2018, each losing less than their respective benchmarks. The portfolio of Wells Capital’s Dick Weiss declined 8.12% (net of advisory fees), outperforming the 11.01% decline for his Russell 2000 benchmark. The portfolio of Cove Street Capital’s Jeff Bronchick lost 11.43% and the portfolio of Segall Bryant & Hamill’s (SBH) Mark Dickherber and Shaun Nicholson declined 9.67%, with both value teams outperforming the 12.86% loss for the Russell 2000 Value Index in the one-year period.

Taking a longer-term view, Weiss, who has been on this fund since its June 2003 inception, is outperforming by a wide margin, beating the benchmark by 2.31%, annualized, since inception. Bronchick is modestly underperforming over his 11.5 years on the fund. The fund’s newest manager, SBH, has been on the fund for just over a year and a half. Over that brief period, the team has meaningfully outperformed their Russell 2000 Value benchmark.

Key Performance Drivers

The fund’s relative outperformance for the calendar year was driven by a combination of sector allocation and stock selection. As is always the case, at the stock level there were noteworthy contributors and detractors in the period. We should remind investors that in the short term, the performance of a stock does not determine whether a position will be successful or not; that is only known when the stock is sold.

From a sector perspective, industrials and health care were the standout contributors, while materials and energy were the largest detractors. Although the portfolio’s industrials exposure detracted from relative performance in the period (the portfolio was on average about eight percentage points overweight to this underperforming sector), the stock-selection effect within industrials was strong. Two top individual contributors for the period were Axon Enterprises, owned by Weiss, and Wesco Aircraft Holdings, owned by Bronchick. Axon, a leading electrical equipment and software company, rose over 60% in the year. Weiss says three major developments helped push the stock higher. First, its acquisition of Vievu, Axon’s chief competitor in the body camera space, gives Axon access to a greater number of significant buyers. Weiss says the purchase price of Vievu was reasonable. Second, Axon posted strong quarterly results early in the year with strong revenue growth, as well as margin expansion, as the company achieved greater scale and remains focused on cost containment. Third, Axon raised $212 million in primary proceeds through an equity offering, which Weiss believes should support future growth investments. Weiss states that his thesis for Axon remains on track and that the company is starting to show considerable earnings power.

Wesco Aircraft Holdings distributes aerospace bearing products and provides global supply chain management services to the aerospace industry. Bronchick notes that this stock has regularly made the best or worst quarterly performer list as the company’s new CEO has had to unwind the previous CEO’s operational mistakes, while attempting to solve prior execution issues. Toward the end of 2017, Wesco’s margins worsened, but Bronchick’s team performed additional due diligence and concluded the core business remained intact and that customers continue to be beholden to the company’s services. In the first quarter of 2018, Wesco showed improvement in customer satisfaction and revenue traction. Bronchick trimmed and then sold the position in early June at a nice profit.

Stock selection was also very strong within health care. In particular, Integer Holdings, held by Weiss since January 2012, gained nearly 70% in the portfolio over the year. The company is a medical device supplier whose stock benefited from strong fundamentals.

Fund Summary	27

Weiss says the company saw accelerating organic revenue growth in most segments, margin expansion, and strong free cash flow generation that was used to pay down debt. On this latter point, Integer’s leverage ratio improved meaningfully compared to a year ago and is expected to further improve over the coming year. Weiss says the market gained incremental confidence in the management team’s portfolio optimization strategy, which should result in stronger-than-industry top-line growth, higher margins, and higher returns. Weiss has taken advantage of the strength in the stock to trim the position, but he continues to like the company as a core holding given its improving growth trajectory, debt reduction via free cash flow generation, and the management team’s focus on driving returns.

The sector that detracted the most from relative performance in the period was materials, due to both weak stock selection and sector allocation. On average in 2018, the portfolio was over six percentage points overweight to this sector. This proved costly to relative performance as the sector declined over 25% within the benchmark. Stock selection was even more costly, however, as the fund’s materials holdings declined 38.01%, in aggregate, compared to 25.39% for the benchmark names. The portfolio’s biggest individual detractor during the period was Innophos Holdings, owned by the team at SBH, which fell over 45% in the portfolio. This position was the fund’s largest throughout the period, with an average weight of around 6% of fund assets, reflecting the managers’ confidence. Dickherber and Nicholson say the thesis for owning Innophos is to capitalize on a management change that they expect to strategically redirect capital into higher-margin, higher-return areas of the business. This thesis has not changed as management has continued down this path; however, the process has taken longer than SBH anticipated due to the amount of work required to stabilize and de-risk the business. SBH believes the current valuation is extremely compelling relative to what they expect this business to generate from a return on invested capital (ROIC) perspective. The managers say that at the current valuation, the stock is not embedding any ROIC improvement. The stock sold off significantly on a weaker third quarter earnings report, which was impacted by equipment downtime and further culling of low- to no-margin business. While earnings estimates fell about 10% to 15%, the stock declined more than 40%. As a result, SBH added to this position on the weakness.

While allocation to the energy sector was beneficial as a result of the fund’s underweight to this underperforming sector (energy declined over 38% in the benchmark), stock selection within energy was weak and cost the fund nearly 1.5 percentage points of relative performance. In fact, the second- and third-largest individual detractors for the period were energy names Alta Mesa Resources (down over 90%) and Cimarex Energy (down over 50%), both owned by Weiss. While Weiss continues to hold Cimarex and has added to it on recent price weakness, Alta Mesa was eliminated from the portfolio in December 2018.

Alta Mesa, a combination upstream exploration and production (E&P) and midstream play, announced that it had reduced inventory assumptions in its core activity zones. Weiss says part of his original thesis was built on the idea that the company warranted a 2019 EV/EBITDA (enterprise value to earnings before interest, taxes, depreciation, and amortization) premium versus its peers due to the firm’s above average growth rate and higher-multiple midstream exposure. However, the company’s revised guidance, pointing to below average inventory, was a blow because inventory has historically been one of the metrics used to explain E&P relative EV/EBITDA valuations. This development resulted in additional pressure on the firm’s relative valuation—hence the stock’s underperformance. Weiss exited the position, expecting downward pressure to be further compounded by higher expected net debt levels and negative EBITDA revisions by other industry analysts

Top 10 Individual Contributors as of the Year Ended December 31, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Integer Holdings Corp.	2.12	0.10	69.52	1.30	Health Care
Wesco Aircraft Holdings Inc.	1.09	0.03	56.08	1.24	Industrials
Great Lakes Dredge + Dock Co.	1.44	0.01	21.57	0.47	Industrials
The E W Scripps Co. Class A	2.52	0.04	15.29	0.46	Communication Services
Seacoast Banking Corp/FL	1.03	0.06	24.93	0.44	Financials
AllianceBernstein Holding LP MLP	1.90	0.00	21.17	0.39	Financials
Axon Enterprise Inc.	2.07	0.13	63.86	1.75	Industrials
Pandora Media Inc.	0.85	0.05	80.04	0.92	Communication Services
Lancaster Colony Corp.	1.38	0.13	40.45	0.64	Consumer Staples
Haemonetics Corp.	0.80	0.23	64.86	0.93	Health Care

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

28	Litman Gregory Funds Trust

Top 10 Individual Detractors as of the Year Ended December 31, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Innophos Holdings Inc.	5.95	0.04	-45.17	-3.42	Materials
Alta Mesa Resources Inc. A	0.90	0.01	-90.80	-1.59	Energy
Cimarex Energy Co.	1.88	0.00	-50.02	-1.23	Energy
Viasat Inc.	4.88	0.17	-22.70	-1.16	Information Technology
MDC Partners Inc. A	0.95	0.06	-72.69	-1.15	Consumer Discretionary
GP Strategies Corp.	1.12	0.01	-28.79	-1.13	Industrials
Avis Budget Group Inc.	1.66	0.12	-49.89	-1.08	Industrials
Spectrum Brands Holdings Inc.	0.80	0.00	-45.21	-1.07	Consumer Staples
Quanex Building Products	1.59	0.03	-42.04	-0.90	Industrials
Gardner Denver Holdings Inc.	1.55	0.00	-40.60	-0.86	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is typically the case given its high active share (over 98%), the Litman Gregory Masters Smaller Companies Fund’s individual holdings are quite different from its Russell 2000 Index benchmark. It is also common for the fund to have meaningful sector over- and underweights. For example, at year-end the fund was more than eight percentage points overweight to the information technology sector (23.1% vs. 14.7%), and meaningfully underweight to financials (5.2% vs. 18.2%).

During the year, the equity market industry classification system was amended to reflect the market’s evolution. Changes include the telecommunications sector being renamed “communication services,” which includes companies previously categorized as information technology names.

At the sector level, the largest portfolio change was a 6.2-percentage-point decrease to consumer discretionary and a commensurate increase to information technology. The fund’s cash allocation decreased slightly from 10.2% at the start of the year to 9.4% at year-end. The fund’s weighted-average market capitalization decreased from $3.4 billion at the beginning of the year to $2.9 billion at the end of the year, due in part to the decline of stock prices during the fourth quarter selloff.

The fund remains sufficiently diversified by investment style across the three managers. With 41 stocks, we believe the portfolio is well diversified in terms of holdings and sector exposures.

We believe the Smaller Companies Fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. We continue to expect the fund to be successful relative to its benchmark and peers over complete market cycles.

We thank shareholders for their trust and will continue to work hard to earn it.

Fund Summary	29

By Sector

	Sector Allocation
	Fund as of 12/31/18	Fund as of 12/31/17	Russell 2000 Index as of 12/31/18
Communication Services	5.1%	4.8%	3.3%
Consumer Discretionary	7.3%	14.0%	12.2%
Consumer Staples	6.1%	0.0%	2.9%
Energy	1.7%	2.2%	3.5%
Finance	5.2%	10.4%	18.2%
Health Care & Pharmaceuticals	6.2%	6.9%	15.5%
Industrials	22.4%	25.7%	14.8%
Information Technology	23.1%	16.3%	14.7%
Materials	11.4%	9.5%	3.7%
Real Estate	2.1%	0.0%	7.3%
Utilities	0.0%	0.0%	3.8%
Cash Equivalents & Other	9.4%	10.2%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

30	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Mark Dickherber & Shaun Nicholson	Segall Bryant & Hamill	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to December 31, 2018 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	31

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018

Shares		Value

COMMON STOCKS: 90.6%

Communication Services: 5.1%
53,500	MDC Partners, Inc. - Class A*	$139,635
19,045	Millicom International Cellular S.A.	1,212,405

		1,352,040

Consumer Discretionary: 7.3%
115,768	Cherokee, Inc.*	58,451
8,400	Foot Locker, Inc.	446,880
166,000	Groupon, Inc.*	531,200
28,250	Qurate Retail, Inc.*	551,440
8,550	Shutterfly, Inc.*	344,223

		1,932,194

Consumer Staples: 6.1%
35,826	Hain Celestial Group, Inc. (The)*	568,200
10,000	Spectrum Brands Holdings, Inc.	422,500
12,197	TreeHouse Foods, Inc.*	618,510

		1,609,210

Energy: 1.7%
7,350	Cimarex Energy Co.	453,128

Financials: 5.2%
19,462	AllianceBernstein Holding L.P.	531,702
15,270	Bank of NT Butterfield & Son Ltd. (The)	478,714
11,996	National Bank Holdings Corp. - Class A	370,317

		1,380,733

Health Care: 6.2%
32,055	AngioDynamics, Inc.*	645,267
6,300	Integer Holdings Corp.*	480,438
10,066	Orthofix Medical, Inc.*	528,365

		1,654,070

Industrials: 22.4%
19,350	Avis Budget Group, Inc.*	434,988
8,850	Axon Enterprise, Inc.*	387,187
24,475	Gardner Denver Holdings, Inc.*	500,514
70,100	GP Strategies Corp.*	883,961
83,535	Great Lakes Dredge & Dock Corp.*	553,002
35,000	Heritage-Crystal Clean, Inc.*	805,350
15,450	HNI Corp.	547,393
42,463	Quanex Building Products Corp.	577,072
9,700	Sensata Technologies Holding Plc*	434,948
11,000	Southwest Airlines Co.	511,280
11,283	SPX Corp.*	316,037

		5,951,732

Information Technology: 23.1%
8,500	Arrow Electronics, Inc.*	586,075
200,000	Avid Technology, Inc.*	950,000
9,050	CommVault Systems, Inc.*	534,764
8,700	FLIR Systems, Inc.	378,798
14,000	GTT Communications, Inc.*	331,240
132,178	MAM Software Group, Inc.*	986,048
30,711	NCR Corp.*	708,810
5,543	Sabre Corp.	119,951
26,100	ViaSat, Inc.*	1,538,595

		6,134,281

Shares		Value

Materials: 11.4%
32,500	Axalta Coating Systems Ltd.*	$761,150
20,000	Compass Minerals International, Inc.	833,800
58,923	Innophos Holdings, Inc.	1,445,381

		3,040,331

Real Estate: 2.1%
18,617	Equity Commonwealth	558,696

TOTAL COMMON STOCKS (Cost $29,035,589)		24,066,415

Principal Amount		Value

SHORT-TERM INVESTMENTS: 9.6%

REPURCHASE AGREEMENTS: 9.6%
$2,547,000	Fixed Income Clearing Corp. 0.50%, 12/31/2018, due 01/02/2019 [collateral: par value $2,530,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value $2,601,837] (proceeds $2,547,071)	2,547,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,547,000)		2,547,000

TOTAL INVESTMENTS (Cost: $31,582,589): 100.2%		26,613,415

Liabilities in Excess of Other Assets: (0.2)%		(54,763)

NET ASSETS: 100.0%		$26,558,652

Percentages are stated as a percent of net assets.

L.P.	Limited Partnership
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

32	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) fell 2.08% in 2018. During the same period, 3-month LIBOR gained 2.08%, the Morningstar Multialternative Category lost 4.77%, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01%, and the HFRX Global Hedge Fund Index fell 6.74%.

Performance as of 12/31/2018
	Average Annual Total Returns
	Three Month Return	One Year	Three- Year	Five- Year	Since Inception 9/30/2011
Litman Gregory Masters Alternative Strategies Fund Institutional Class	-2.81%	-2.08%	3.03%	2.37%	4.25%
Litman Gregory Masters Alternative Strategies Fund Investor Class	-2.88%	-2.32%	2.76%	2.12%	4.00%
Bloomberg Barclays U.S. Aggregate Bond Index	1.64%	0.01%	2.06%	2.52%	2.18%
3-Month LIBOR	0.58%	2.08%	1.28%	0.86%	0.71%
Morningstar Multialternative Category	-4.60%	-4.77%	0.43%	0.03%	1.15%
HFRX Global Hedge Fund Index	-5.57%	-6.74%	0.44%	-0.59%	0.90%
Russell 1000 Index	-13.82%	-4.78%	9.09%	8.21%	13.91%
SEC 30-Day Yield[1] as of 12/31/18 Institutional: 2.69% Investor: 2.44%
Unsubsidized SEC 30-Day Yield[2] as of 12/31/18 Institutional: 2.59% Investor: 2.34%

1.  The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2.  The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2018 Since Inception of 9/30/2011	MASFX	MASNX
Total Net Operating Expenses (%)[3]	1.66	1.90
Gross Expense Ratio (%)	1.75	2.00

3.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2019. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not typical operating expenses. Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit: MASNX 1.70%; MASFX 1.46%; does not include dividend expense on short sales of 0.16% and interest expense of 0.04%.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

Stocks dropped sharply in the fourth quarter, capping a year marked by turbulence and losses across almost every asset class and geography. The fund wasn’t immune to the challenging investment environment, although relative to declines in equity markets and many alternative strategies, it performed reasonably well. For example, while the S&P 500 dropped nearly 20% from its September high to its December 24 low, the fund fell less than one-fifth as much. This is in line with our expectations of how it should hold up in a sharp market correction. The fund’s 2.1% loss for the year marks the second time it has been down in a calendar year. The first time was in 2015 when event-driven and credit managers faced powerful headwinds in the form of large deal failures and widening

Fund Summary	33

credit spreads, exacerbated by selling pressure from hedge funds. That resulted in a loss of less than 1% on the year, and the fund rebounded with a strong return of almost 7% in the following year.

Litman Gregory Masters Alternative Strategies Fund [MASFX – Institutional Class]

v. Barclays Aggregate, HFRX Global Hedge Fund Index and Morningstar Multi-Alternative Category

•	Performance figures for 2011 reflect data starting Sept 29, 2011 (inception date for LG Masters Alternative Strategies Fund)
•	Performance figures for the Institutional Share Class of LG Masters Alternative Strategies Fund (MASFX)

Since its inception on September 30, 2011, the fund’s annualized return is 4.25% with a volatility (standard deviation) of 3.12% and a beta to the stock market of 0.24. This return is at the lower end of what we think is a reasonable expected-return range for the fund over the longer term (full market cycles). Meanwhile, the fund’s volatility has been well below our expected range of 4% to 8%, and its equity beta has been in line. On a risk-adjusted-return basis, the fund’s results are satisfactory. It has the highest Sharpe and Sortino ratios within its Morningstar Multialternative peer group category. And it has more than quadrupled the total return of both its Morningstar category and the HFRX Global Hedge Fund Index, with comparable or lower volatility and beta, since inception.

The “Risk/Return Statistics” table below provides some of the key performance metrics we track for the fund and its benchmarks.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics 12/31/18
	MASFX	Bloomberg Barclays Agg Bond	Morningstar Multi-Alternative Category	HFRX Global Hedge Fund	Russell 1000
Annualized Return	4.25	2.18	1.15	0.90	13.91
Total Cumulative Return	35.22	16.94	8.62	6.72	157.16
Annualized Std. Deviation	3.12	2.75	3.32	3.68	11.22
Sharpe Ratio (Annualized)	1.18	0.62	0.21	0.13	1.18
Beta (to Russell 1000)	0.24	-0.02	0.27	0.27	1.00
Correlation of MASFX to	1.00	-0.03	0.86	-0.02	0.84
Worst Drawdown	-6.94	-4.52	-8.21	-8.93	-17.42
Worst 12-Month Return	-4.49	-2.47	-6.08	-8.18	-7.21
% Positive 12-Month Periods	86.08%	74.68%	77.22%	71.79%	94.94%
Upside Capture (vs. Russell 1000)	28.51	6.92	20.71	20.49	100.00
Downside Capture (vs. Russell 1000)	24.58	-6.56	38.39	40.48	100.00
Since inception (9/30/11)
Worst Drawdown based on weekly returns
Past performance is no guarantee of future results

34	Litman Gregory Funds Trust

Portfolio Commentary

Performance of Managers

For the year, one of the managers produced a positive return, two were roughly flat, and two had losses. The DoubleLine Opportunistic Income strategy gained 3.53%. The Loomis Sayles Absolute-Return Fixed-Income strategy rose 0.15%, Water Island’s Arbitrage and Event-Driven strategy was down 0.03%, DCI’s Long-Short Credit strategy declined 4.22%, and FPA’s Contrarian Opportunity strategy lost 8.11%. (These returns are net of the management fee each sub-advisor charges the fund.)

Manager Commentaries

DCI, Long-Short Credit Strategy

The DCI Long-Short Credit Strategy returned -4.23% (net) in 2018. Strategy performance was negative across the board on the year, driven by negative security-selection returns in both the credit default swaps (CDS) and bond portfolios. (As a reminder, the strategy incorporates both a CDS long-short sleeve and a corporate bond sleeve with interest rate and credit beta (CDX) hedges.) Even amidst the negative returns to the underlying proprietary DCI security selection, we remain confident that higher spreads and an increased scrutiny on credit-worthiness should be positive tailwinds for the strategy going forward.

Residual exposure to beta was a modest negative contributor, with credit-beta losses outpacing positive gains from rates. Credit hedging generated positive, but disappointing, returns amidst the declining market at the end of the year, as the hedging benefits were limited by a differential between the short CDX derivative index (CDX North American High Yield Index) and the long exposure in the cash bonds which widened in Q4. This differential usually reflects the greater pricing speed and investor responsiveness in the CDX—in this case an unwinding of hedges combined with sluggish cash-bond pricing—and suggests that the relative performance differential of the two indices should tend to converge in Q1 2019 and undo some of this gap.

The fourth quarter witnessed a significant sell-off in risk assets that dragged down global markets and left negative returns for the year. The S&P 500 fell 14% in the quarter to end 2018 down more than 6%, as late-cycle fears in the US coupled with tightening monetary policy and trade-war concerns to prompt an out-sized repricing of risk. Overseas, a continued slowdown in China and political tensions in France compounded fears of deteriorating global growth. A downward trend in energy prices took hold, with oil (WTI) ending the quarter a staggering 40% below where it started in October and well down for the year. In this environment, safe-haven flows and expectations for a dovish feedback effect drove the U.S. 10-year bond yield down 40 bps in Q4, but still up about 30 bps on the year as Fed policy-normalization took hold.

Credit returns were significantly negative in 2018, with the excess returns in high yield bonds down more than -3% on the year (and down more than 7% in the energy sector) and spreads jumping back to 2016 levels. Of note, the market volatility eventually led to a withdrawal of new issues in US high yield, as December became the first month without issuance since 2008 and only a fraction of the previously-expected issuance in investment grade credit materialized.

The increased spread-levels and dispersion across credits brought by the sell-off expands the opportunity set for the strategy, yet while the security selection has generally shown more traction in the second half of the year, the difficult environment for alpha remained in place. Part of the challenge for security selection this year has been the disparate and changeable market cross currents and repeated zig-zagging, as well as the persistent resiliency of lower-quality credits versus those with strengthening fundamentals. Hence, the results were below expectations, with the negative credit selection relatively broadly spread out across names and sectors. Positions within the media, energy, pharma, consumer, and hospitals sectors were the largest detractors, partially balanced by relative gains from within the materials, tech, transport, and banking sectors.

The biggest gainers in the strategy were shorts in AK Steel and US Steel, and longs in Thomas Cook Group, MBIA, Intelsat, and Bombardier. The largest detractors were longs in Transocean, Weatherford, Mallinckrodt, Endo and HCA, and shorts in Avon and RR Donnelley.

Periods of sustained heightened volatility and dispersion in credit markets have historically aided the strategy back-test, and we remain of the view that the market will eventually reward credits with solid and improving fundamentals, as selected by the model.

DoubleLine, Opportunistic Income Strategy

For the 12-month trailing period ending December 31, 2018, the Litman Gregory Opportunistic Income portfolio returned 3.53%, outperforming the Barclays U.S. Aggregate return of 0.01%. The outperformance was primarily due to sector allocation and security selection. The portfolio has no exposure to investment grade corporates which were the worst performing sector within the index. The year was marked by credit spread widening and increasing rates which resulted in price declines across the portfolio. The U.S. Treasury curve flattened as 2-year and 10-year yields were up 60 basis points (bps) and 28 bps, respectively. Therefore, interest carry was the primary performance driver with the net result of price moves and carry resulting in both Agency and non-Agency residential mortgage-backed securities (RMBS) exhibiting positive returns. Puerto Rico Municipals and asset-backed securities (ABS) outperformed as prices increased. Collateralized Loan Obligations (CLOs) and bank loans detracted from performance as prices declined.

Fund Summary	35

Over the course of 2018, we have significantly decreased our cash position due to growing opportunities within the market. The largest new allocation was a 5% position in bank loans. Within securitized products, we reduced non-Agency RMBS and added exposure in CLO and CMBS sectors. The portfolio has a yield-to-maturity of 5.4% and duration of five years. Non-Agency RMBS comprise 53% of the portfolio, Agency MBS comprise 24%, and the remaining assets are in credit sectors outside RMBS (e.g., bank loans, CMBS, ABS and CLOs).

Our outlook towards risk is cautious. There are a growing number of leading indicators that appear to have peaked, however, this may not necessarily indicate a recession within the next 12-months. Given this, we prefer to stay short in maturities for risk allocations. Although rates rallied (fell) in the fourth quarter, we believe yields are still biased upward over the long-term. Spread widening across securitized products has largely been the result of macro volatility as opposed to any fundamental changes. This could provide for better entry points for new investments with a continued focus on high quality bonds. The U.S. residential mortgage market is cooling as sales and home price growth have slowed in the face of affordability constraints. Rising mortgage rates, for example, have weighed on prepayment speeds resulting in some variability around extension expectations in Agency MBS. This sector remains an important part of the portfolio’s structure given the rising probability of a recession. While slowing may well continue in the residential mortgage market over the coming year, overall fundamentals remain balanced due to demographic trends and limited inventory which should support home prices. Therefore, we believe Non-Agency RMBS will still perform well from a risk-adjusted basis. We have diversified our credit exposure from residential mortgages to CMBS, CLOs, and bank loans due to growing opportunities within these sectors. While small allocation changes within these sectors may occur over the coming year, we remain committed overall to our investments within these spaces.

FPA, Contrarian Opportunity Strategy:

Introduction

Dear Shareholders:

Stock markets around the world had a dismal 2018, particularly in the fourth quarter with December delivering the brunt of the decline. December 2018 was the worst December for the S&P 500 since 1931—and that’s after bouncing back 6.6% over the last four trading days of the year.

We are disappointed that your portfolio managers did not cover themselves in glory in 2018. The Contrarian Opportunity portfolio declined 8.11% for the year (net of fees). In comparison, the S&P 500 and MSCI ACWI declined 4.38% and 9.42%. The portfolio, with its global exposure and value focus, outperformed the global and value indexes but lagged the U.S. market.

The portfolio’s performance remains consistent with its stated long-term goals. Last year, the portfolio’s downside capture was reasonable in the context of the overall market’s drawdown and net risk exposure. This was especially true in light of our net risk exposure each quarter, which increased from 66% in the first quarter to 72% by the fourth, largely as a result of the greater number of bargains that developed amid December’s volatility.

Importantly, the portfolio’s 2018 drawdown was almost entirely mark-to-market; that is, the stocks we owned declined in price but we do not believe the intrinsic value or long-term earnings power of the underlying businesses was impaired.1 As long as these companies deliver on earnings in the coming years, we believe their stock prices should do just fine. We discuss specific examples in the Portfolio Commentary section.

We took advantage of what we believed were attractive opportunities in 2018, finding possibilities to purchase good, growing businesses (albeit cyclical in some cases) at reasonable, if not good, prices. At the same time, we sold entirely or reduced positions in many of the companies that had helped drive past returns. We focus on where a company will be over the next five to seven years, consistent with our long-term holding period. Just because we believe in a certain outcome, however, doesn’t mean Mr. Market will see it our way immediately. In fact, Mr. Market held quite a different view from our own in 2018, as on average, what we sold performed better than what we purchased.

The winners and losers for both the full year and Q4 2018 are listed below. In these periods, mark-to-market price changes in the bottom five detractors from the portfolio’s performance outweighed the benefit realized from the top five contributors. Other than the announcement that Transdigm plans to acquire Esterline Technologies and favorable developments in the restructuring of Puerto Rican municipal debt, there was no news we believe to be substantive in driving the quarterly or annual winners and losers.

[1]

We should mention the bankruptcy filing of the California utility PG&E— an investment that never accounted for more than 1% in the portfolio – may just be the beginning of the story, as it could take many years to achieve a resolution.

36	Litman Gregory Funds Trust

Winners and Losers2

Winners	Performance Contribution	Losers	Performance Contribution
Q4 2018
Esterline Technologies	0.27%	American International Group	-0.77%
Broadcom	0.15%	Baidu	-0.72%
iShares Russell 2000 ETF (short)	0.11%	Arconic	-0.63%
Nexon	0.05%	Citigroup	-0.58%
Renault	0.04%	United Technologies	-0.57%

	0.62%		-3.27%

Winners	Performance Contribution	Losers	Performance Contribution
YTD 2018
Puerto Rico Municipal Bonds	0.66%	American International Group	-1.01%
Microsoft	0.58%	Arconic	-0.91%
Esterline Technologies	0.43%	Jefferies	-0.75%
Cisco Systems	0.41%	Porsche	-0.75%
Broadcom	0.37%	Baidu	-0.72%

	2.45%		-4.14%

The price of a company’s stock can perform better or worse than its underlying business, sometimes for extended periods. Such was the environment last year that the businesses of the companies we own performed on average within the range of our expectations – the companies we held for the full year actually beat analyst expectations. But we believe their stock prices failed to reflect that performance.

For more than a quarter century, the strategy has leaned into weakness. That is a hallmark of our past success, and we expect it to be no different in the future. We have never been able to dial in timing, however. We habitually buy and sell early which has led to portfolio performance untethered from the benchmarks. The most glaring example of such divergence in the flagships’ portfolio was the 1998/1999 tech bubble, when the strategy underperformed by 59.30% versus the S&P 500 during those two years. Some have suggested, only partly tongue in cheek, that once we decide to make an investment, we should consider waiting six months before we start to buy it.

Shares in a good, growing business purchased at a reasonable price should perform well over time. That doesn’t mean they will perform well for all periods of time, and for the portfolio’s portfolio, 2018 was one such out-of-sync period. We wish we could guarantee our companies will continue to perform as expected and that the stock market will appropriately value them, but we can’t. We are now midway through our third decade of operating with the same investment philosophy supported by a consistent research and portfolio management process, which we believe will allow the portfolio to continue to perform well over time.

Eventually, we believe fact trumps emotion and hope, and businesses receive a just valuation. In the interim, however, the inexplicable can frustrate and stymie both client and portfolio manager.

Given the portfolio’s positioning, which we discuss below, we are genuinely more encouraged than we have been in the past few years.

Portfolio Commentary

Last year was one of the portfolio’s more active periods on record. We took advantage of the inevitable return of volatility to eliminate and reduce certain positions while initiating and increasing others. We bought 25 new names and sold or reduced 27 names, some by more than half. The opportunities to put capital to work in 2018 allowed us to increase the portfolio’s net risk exposure by over 5 percentage points—from 66.2% to 71.5%.

The portfolio’s top 10 long positions, comprising roughly one-quarter of the portfolio’s equity holdings and almost 40% of its net risk exposure, have declined an average of 20% from their peaks making them relatively and absolutely attractively priced.

[2]

Reflects the top contributors and top detractors to the portfolio’s performance based on contribution to return for the quarter and year-to-date. Contribution is presented gross of investment management fees, transactions costs, and portfolio operating expenses, which if included, would reduce the returns presented. The weights of the winners and losers within the portfolio as of December 31, 2018 were: Esterline Technologies (0.0%), Broadcom (2.5%), iShares Russell 2000 ETF (short) (0.0%), Nexon (0.6%), Renault (-0.1%), American International Group (3.2%), Baidu (2.1%), Arconic (2.3%), Citigroup (2.0%), United Technologies (2.2%), Puerto Rico Municipal Bonds (2.1%), Microsoft (1.7%), Cisco Systems (0.0%), Jeffries (2.1%), Porsche (2.3%). The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter or year-to-date. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee of future results.

Fund Summary	37

We believe these businesses have increased their intrinsic value per-share over the past year, and we expect them to make further progress in the years ahead, though the rate of that improvement will depend on economic conditions and management execution. But given current valuations, which we discuss below, we believe share prices should now at least keep up with business progress.

We invest on a bottoms-up basis but find it useful to group the portfolio into similar economic categories for the purposes of discussion. Below are a few of these categories.

Financials

The portfolio had 13.7% net exposure to balance-sheet intensive Financials at year-end—but please keep in mind that Financials as a category inadequately distinguishes between the different types of companies in it, which include traditional banks, other types of lenders, investment banks, insurance companies, service providers/middle-men, etc. Each of these have different risk characteristics. A strong balance sheet would include well-underwritten loans and insurance policies and an appropriate amount of equity to support it. We believe the companies we own have such balance sheets, far stronger than the stock market currently appreciates. They are collectively valued at just 91% of their tangible book value and 8.4x consensus 2019 earnings. Some of our bank holdings have strong franchises and are likely to grow and earn excess returns through the cycle, for instance, Bank of America, Signature Bank and Wells Fargo. So we primarily value these on an earnings basis. Others, like AIG, Ally Financial, CIT and RBS, operate less differentiated businesses or are undergoing corporate turnarounds, and in these cases, we rely more heavily on tangible book value when thinking about value. At year-end, these companies traded at an average of 73% of tangible book value.

Jefferies Financial Group, our remaining balance sheet-intensive holding in this category, does not fit neatly in either group described above, though it serves as a good illustration of the type of financial investments we like. Jefferies operates a strong broker/dealer and a successful merchant bank. We like the owner/operator mindset of management, who have their money invested alongside ours. It has historically succeeded in creating value through timely investments through the merchant bank and by opportunistically repurchasing its shares at a sizeable discount to net asset value, or NAV. Last year, Jeffries met earnings expectations; enhanced NAV by reducing its stake in National Beef, and aggressively repurchased its shares at attractive prices. Despite those moves, Jefferies stock price declined 35% in the calendar year and now trades at just 65% of its tangible book value and an even larger discount to our low $30 assessment of NAV.

You should expect that we will increase our exposure to Financials in the event that their recent underperformance persists. We should note that a few of these holdings last traded at similarly discounted valuation levels in early 2016, notably AIG and Jeffries, before their stock prices soared.

Industrials & Materials

The portfolio has 21.1% of net exposure to businesses that have exposure to the industrial economy and materials. These companies range from mining to semi-conductors, and all trade at inexpensive valuations based on mid-cycle earnings. As a group, they are trading at only about 11x 2019 consensus earnings expectations, or more than a 20% discount to the U.S. stock market. We believe these companies will grow on average at least as fast as the typical public company and that their economics are less susceptible to disruption by new competitors or technology. If the global economy is larger in five to seven years, these companies should be worth appreciably more per-share, even with a recession along the way. On the downside, these companies would still be valued at slightly less than the stock market average even if their earnings declined by 25%, which is highly unlikely unless the rest of the companies in the stock market were to have earnings shortfalls.

Internet & Related (Including Cable)

In 2018, the portfolio initiated and increased stakes in a number of global internet platform companies that offered good growth prospects at attractive prices, while we reduced our stake in others that have been profitable investments but whose stock prices already reflected that success. This category represents 18.9% of the portfolio.

We sold down our Microsoft position, for example, which had appreciated markedly over the last eight years, and we bought a number of Asian internet platform companies at prices well below recent peaks. Our timing, though, made us look foolish over the short term. The Asian companies continued to trade poorly, declining more in the back half of the year than Microsoft. We believe these investments still have the same growth prospects but now at even more attractive prices. As a group, these investments trade at an average of around 16x earnings net of cash (and lower still net of non-earning assets) and are expected to grow their revenues by 18%.

Cable has had a taint to it for much of 2018 due to the twin fears of “cord cutting,” which would displace the video business, and the development of 5G, which is supposed to allow wireless to make in-roads into broadband. We do not place much stock in either view. First, we do not believe that video is as profitable as industry segment reporting suggests. Video’s free cash flow per subscriber will likely slowly erode, but we believe that will be more than offset by the latent pricing power of broadband, which is necessary for those who wish to cut the cord. Next, although 5G is something to consider, there is so far only one wireless company with any substantive investment in the technology, and it’s too early to speak to its capability. Plus, cable infrastructure will still be required for the back-haul. We believe increasing demand for faster broadband makes cable a necessary and winning asset and that

38	Litman Gregory Funds Trust

well-positioned cable companies will gain subscribers and the ability to increase pricing over time. We therefore purchased Charter Communications and Comcast, two geographically diversified cable companies with less risk of overbuilding and controlled by owner operators (although we are admittedly suspect of Comcast’s purchase of Sky).

Other Including Credit

The portfolio continues to maintain very low exposure to high-yield bonds, which account for just 4.3% of the portfolio. High debt levels, poor interest coverage, weak covenants, low yields, and a decade into a relatively decent economy have left us with few options that offer any reasonable margin of safety. We expect to once again be larger investors in credit when more attractive yields exist.

We recently published a white paper titled Risk is Where You’re Not Looking that discusses in greater detail the impending challenges likely to face the corporate debt market, which the equity markets are unlikely to exit unscathed when they emerge.

We own a number of other companies that do not fall into a neat little box but we believe offer attractive prospects for good returns over time. For example, Kinder Morgan, once a master limited partnership but now a C-Corp—and always a pipeline transportation and energy storage company—is a younger investment in our portfolio. Kinder has differentiated infrastructure assets; a great management team led by Richard Kinder, owner of around $4 billion of its stock, and reasonable growth prospects. It’s a bit like a utility with the toll it takes on the oil and gas that flow through its pipes and reside in its storage facilities, but with better management, less regulation, good capital allocation, and a higher dividend yield.

Closing Remarks

It may further an understanding of our portfolio positioning to discuss what we don’t own, for example, REITS, utilities and consumer staples. Simply, we do not believe that the stock of the typical company in these sectors will offer reasonable risk-adjusted returns over the next decade, given a combination of current valuation and prospective growth.

Proctor & Gamble, or P&G, the storied consumer products company, is an example of a company we don’t own. Like many consumer staples companies, its moat is still substantial but not what it once was. The result is earnings growth of less than 2% over the past seven years, but its stock inexplicably trades at 20.8x this year’s consensus earnings estimates. Nonetheless, the portfolio would have been better off owning it rather than many of its existing positions last year, as P&G delivered a total return of 3.6%. Yet P&G’s historic growth rate is lower than the portfolio’s portfolio companies, which more importantly in our eyes, trade more inexpensively and offer better growth prospects. P&G is no better nor worse than a number of other consumer staples companies we could have discussed.

We find this illogical. Maybe the valuation disparity is due to expectations for a weaker economy that might allow consumer staples to outperform for a time. Or maybe it is due to passive investing, which makes indiscriminate purchases as a function of inflows. However, if the stock market didn’t offer irrational moments, everyone would invest in passive vehicles, and we wouldn’t be in business. We prefer our portfolio.

A stock can trade higher or lower than one might expect, but if the underlying business successfully grows over time and generates free cash flow that management then allocates intelligently, said stock should make its shareholders happy over a longer period. We are happy with what we own—more happy than we have been in a number of years—and as much as we look forward to looking back, we appreciate where we are in the moment.

Although we have increased the portfolio’s net exposure, we still have a lot of capital, about 28%, held in reserve to take advantage of lower prices. To put more capital to work, we require a larger margin of safety than what the market currently offers. Either 1) the cyclical companies we would like to own must price in attractive returns based on our low case estimates of long-term earnings; 2) shares of the high quality companies we would like to own, such as P&G, need to decline significantly in price to offer rewarding prospective returns; or, 3) the yield on high-yield bonds needs to increase from a paltry 7% to at least 9% to 10%. When such attractive valuations might occur, alas, lies beyond our limited capabilities.

Respectfully submitted,

Steven Romick

Portfolio Manager

January 20, 2019

Fund Summary	39

Loomis Sayles, Absolute Return Fixed-Income Strategy

Portfolio Review

With an annual net return of 0.15%, the Loomis Absolute-Return Fixed-Income strategy underperformed its benchmark, the three-month Libor Index, which returned 2.08%. The strategy’s positive absolute performance was diversified across several sectors, with the majority generated from securitized, currency positioning, investment grade corporate bonds and our risk management tools. Beyond that, cash and equivalents and dividend equity contributed modestly to absolute return. These gains more than offset losses from high yield corporate bonds, global credit, global rates, emerging markets, bank loans, and convertibles.

Securitized assets in all major categories contributed to returns during the period. Our ABS exposure, the largest of our exposures, had positive results from many of the sub-sectors including subprime auto loans, aircraft related, and personal loans. Non-Agency RMBS also added positive contribution as housing generally continued to do well even as it showed signs of slowing. Sentiment remained optimistic as rates remain attractive for borrowers.

Currency positioning aided performance as the dollar strengthened versus most currencies of developed countries. Prior to the rebound in the dollar during the second quarter on the back of the prospect of future Fed rate hikes, the currency exhibited weakness for much of the year as investors focused on the decoupling of US and global growth. Many of our positions were non-USD pairs, which mitigated the impact of a strong US dollar. Nonetheless, exposure to some currencies, namely a short forward position in the euro and a long forward position in the Mexican peso contributed to performance.

Investment grade corporate bonds added to the overall performance of the portfolio. We have reduced exposure to the asset class both in terms of duration as the curve flattened over the year and we have more reason for concern. Much of the performance was gained from the shorter term, higher quality portion of the portfolio which makes up most of the investment grade exposure in the portfolio. The sectors that contributed the most to performance were banking, consumer, and capital goods.

High yield corporate bonds dampened returns as spreads substantially widened during the period amid increased volatility, particularly within equity markets at points throughout the year. Strong earnings and an optimistic economic outlook have allowed a decent carry environment to persist, but outflows from high yield funds during much of the year continued to indicate investor uneasiness. The decline in energy prices provided a strong headwind during the year, given the large weight to energy within the high yield market.

Individual energy and technology names hurt performance the most.

Global Credit detracted from performance for the year. Latin American issues weighed on performance with Argentine issues having the largest negative impact. Argentina experienced economic issues characterized by significant inflation and rapid currency devaluation for much of the year. A late-September deal with the IMF to further extend credit, coupled with austerity measures, has allowed the Argentine economy to show signs that it may be in the late stages of recession.

Outlook

The market is now priced for several risks, including slower global growth, Federal Reserve tightening, US/China trade relations, global political disruptions and lower-than-anticipated oil prices. These risks are likely to suppress risk asset valuations unless positive resolutions emerge.

Fed tightening is likely to continue in 2019, with hikes expected at mid-year and at year-end based on employment and price targeting alone. However, the Fed may opt to hike less if macro risks continue to escalate. Slowing the pace of hikes should support interest rate-sensitive areas of the US economy, where higher borrowing costs have already started to curtail activity.

Expected default rates remain low, global growth is decent and 2019 corporate earnings are likely to rise between 5% and 9% in aggregate. However, these positive factors do not mean credit spreads can revisit the lows seen earlier in the cycle.

Wider spreads have restored a meaningful risk premium to credit markets, increasing the value proposition of the asset class. Our sanguine outlook would be at risk if corporate profitability expectations prove too lofty.

Water Island, Arbitrage and Event-Driven Strategy

One year ago, we noted that 2017 had proven to be one of the least volatile years for equity markets in decades. What a difference a year makes. In 2018, volatility returned in earnest—with the S&P 500 experiencing levels of daily volatility more than 2.5 times greater than in 2017, marking the most volatile year for the market since 2011. The uncertainty began shortly after the start of the year and was influenced by several factors, including the removal of the Federal Reserve’s quantitative easing policies, higher short-term interest rates, steady economic growth, higher potential inflation, and international trade disputes. While the markets seemed to calm down mid-year, in Q4 further concerns about rate hikes, the roll-off of the Federal Reserve’s balance sheet, and fears of slowing economic growth led to a downward spiral in credit and equity markets. Amidst this volatility, our event-driven portfolio had a flat

40	Litman Gregory Funds Trust

return for the year (net of fees). While softer-catalyst equity-based special situations detracted from returns, performance was buoyed by harder-catalyst merger arbitrage situations, both on the equity and credit side. Credit-based soft catalyst events also contributed to performance slightly.

Two of the top three contributors of the year were both competitive bidding situations that involved both Twenty-First Century Fox and Comcast. It is unusual to see multiple bidding wars involving the same companies at the same time, but technology/media/telecom has been fertile ground for consolidation for several years now, and while these assets can represent attractive acquisition targets, the cream of the crop is growing ever more scarce. The saga began in December 2016, when Fox first announced its intent to purchase the 61% of UK broadcaster Sky that it didn’t already own. While this transaction was still undergoing regulatory review, Fox entered into an agreement to sell its entertainment assets to Disney for $52 billion. This eventually led to two separate bidding wars involving Comcast. First, Comcast made a rival offer for Sky in February 2018, and then it challenged Disney with its own bid for Fox in June 2018. When Disney raised its offer for Fox to $71 billion, Comcast abandoned its pursuit of Fox in order to focus on Sky – ultimately winning an auction process for the asset with a superior offer that represented a 60% premium over Fox’s initial bid. Comcast completed its acquisition of Sky in October, and while the Fox/Disney merger is still pending, it received two key regulatory approvals in November (China and the EU), which led to a significant tightening in the spread, resulting in gains for the fund. The sole remaining regulatory approval for the Fox/Disney deal is in Brazil, and the deal is expected to close in Q1 2019. The Sky/Comcast/Fox and Fox/Disney/Comcast deals represented the first- and third-largest contributors to returns over the year, respectively.

Conversely, the largest detractor for the year was Qualcomm’s attempted acquisition of NXP Semiconductor. In October 2016, Qualcomm—a US telecommunications equipment provider—entered into a definitive agreement to acquire NXP Semiconductors – a Dutch provider of mixed-signal semiconductor solutions—for $53 billion. As of Q1 2018, the deal had received regulatory approvals from all required jurisdictions except for one: China. Approval from the Chinese authorities appeared imminent when, in Q2, the transaction was caught in the crossfire of the ongoing trade dispute between the US and China, with China initially refusing to approve any transactions involving US companies. Investors subsequently fled for the exits, leading to a sharp decline in NXP’s share price and driving the deal spread wider. The deal was ultimately withdrawn when, after Chinese regulators had yet to approve the deal, the parties declined to extend the merger deadline, leading to a loss for the fund.

Going forward, we believe caution is warranted, as we do not expect volatility to subside in 2019. As such, we have shifted our portfolio allocation to focus more on the harder, or more definitive, end of the catalyst spectrum. By year end, approximately 74% of the portfolio was allocated to equity- and credit-based merger arbitrage situations. Harder-catalyst, shorter-duration situations such as definitive, announced M&A inherently have lower correlation to market swings, helping insulate the portfolio during times of stress.

We remain highly optimistic about the prospects for merger arbitrage, as we continue to experience favorable conditions for the three primary driving factors of the strategy’s returns (deal flow, interest rates, and volatility). We anticipate the strong levels of deal flow of the past few years will continue. Technology and pharmaceuticals may prove particularly fruitful for continued consolidation. Private equity buyers also have massive amounts of capital sitting on the sidelines waiting to be deployed into future transactions. (The funds raised in the past two years alone represent nearly $1.4 trillion in buying power for potential M&A, depending on leverage ratios used.) While this capital was largely dormant during Q4 due to volatility in the credit markets, PE buyers will likely re-enter the market eventually, lest they risk having to return money to investors and forego collecting management fees on unused capital. Short-term interest rates—which typically act as a tailwind for merger arbitrage returns, resulting in higher spread opportunities for arbitrageurs – have been on the rise. And as mentioned above, there has been no shortage of volatility in the market. At the same time, regulatory issues remain a primary concern. Geopolitical uncertainties and the trade dispute between the US and China continue to have the potential to impact the regulatory approval process, as the risk remains that regulatory bodies such as SAMR in China and CFIUS in the US may be used to carry out political agendas. While such issues were prevalent for much of 2018, there is now an added wrinkle of the government shutdown in the US, during which several key agencies will be forced to delay or are unable to process regulatory approvals for M&A.

For our softer-catalyst special situations, we continue to see opportunities in speculative M&A, asset sales, and re-ratings. In addition, the spin-off calendar is full, with the slate of announced transactions for 2019 already above the average for a one-year period. That said, we are currently taking a conservative approach, focusing more on credit-based opportunities, which tend to have a lower volatility profile than equity special situations. In addition, while we remain attentive to long/short balance in this section of the portfolio, exposure is currently tilted more toward the long side. Q4 presented opportunities to monetize existing shorts while also proving a difficult market for finding new short opportunities, with most of the event premium having been taken out of soft catalyst names, and we may need to experience a period of stability in the markets before attractive short opportunities present themselves again.

We believe 2019 will be no easier to navigate than 2018, as many of the same challenges remain. We are aware that we are inching ever closer to some sort of recessionary event that would mark the end of this lengthy market cycle, and while the domestic economy still appears strong, sentiment can change quickly. Thus, we intend to maintain prudence and discipline in our approach as we strive to achieve our goals in the year ahead.

Fund Summary	41

Strategy Allocations

The fund remains weighted according to our strategic target allocation: 25% to DoubleLine; 19% each to DCI, Loomis Sayles, and Water Island; and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

CURRENT TARGET STRATEGY ALLOCATIONS AS OF DECEMBER 31, 2018

Source: Litman Gregory

Closing Thoughts

We recently published a Q&A on our website discussing the fund’s recent performance and our outlook. The following is an edited version of it.

Though your fund is five-star rated* in its Morningstar category, the past three- and five-year returns are lower than we’d hoped. Why haven’t returns been higher?

It is important to remember that beyond diversification away from traditional sources of return, one of the core objectives in creating this fund was to invest with managers who bring an inherent risk-awareness to their investment approach, but who are also opportunistic and eager to seek higher returns when the opportunities are compelling.

We created unique mandates for our managers that allowed them to take fuller advantage of their respective opportunity sets than in a single-strategy vehicle. In a sense, the ability to capitalize on return opportunities is a structural component of the fund.

So why haven’t returns been higher? During a period of high returns for risk assets like U.S. stocks, a fund like ours, with more diversified drivers of return (and managers who are likely to be more conservatively positioned when valuations are high, yields are low, and spreads tight) is likely to lag by a meaningful margin, and that has been the case. But while somewhat disappointing in an absolute sense, the purpose of our fund is not to generate high returns during strong positive periods for stocks; rather it is to provide some diversification and generate what we consider to be good returns across market cycles.

An important way our managers seek to achieve this is by judiciously adjusting the level of risk they take relative to the potential reward. Prudence dictates taking less risk when compensation for that risk is subpar and opportunities are generally scarce.

The key point we want to make is that taking less risk as valuations become stretched and spreads tighten to historically low levels does not mean our managers are permanently wired for low returns. And as shown in the calendar year performance chart earlier in this report, the fund has had higher-returning years.

With regard to the very recent performance, it’s important to appreciate that with market volatility and losses comes better investment opportunities for skilled managers, such as the ones with whom we are partnered. In sum, we like how the fund is positioned, with plenty of lower-risk dry powder within our sub-advisors’ portfolios to be put to work more aggressively at higher expected returns. (We saw some of this start to happen in the fourth quarter as prices sharply dropped.) In the meantime, we expect the fund to continue to serve a beneficial role in our clients’ and our own portfolios by mitigating downside experienced in other areas of a broader portfolio.

*	MASFX: Five-star Overall Morningstar RatingTM, among 290 Multialternative funds based on risk-adjusted return for the period ending 12/31/2018

42	Litman Gregory Funds Trust

The focus on risk consciousness and conservatism has resulted in volatility below your expected range. Shouldn’t more of the “risk budget” be used to generate higher returns?

Part of generating strong long-term performance in the type of strategy we manage is avoiding large losses, which dictates being more conservative when there’s a dearth of attractive risk-adjusted return opportunities, thus preserving capital for investment at higher prospective returns in the future.

The fund’s volatility since inception has been low, as measured by a 3.12% annualized standard deviation. This is not much higher than the Bloomberg Barclays Aggregate Bond Index’s 2.75% standard deviation, and well below our stated long-term expected range of 4%–8%. Two factors contribute to this: one is the low-volatility environment generally (thanks in part to quantitative easing), and the other is our sub-advisors’ unwillingness to take on excess risk (including risk that isn’t captured by volatility measures) to chase returns.

However, we want to emphasize to investors that we didn’t design the fund to be a “no risk, no return” alternative product, or one that has no correlation to any traditional asset classes at the expense of generating returns. We don’t see much practical value in uncorrelated offerings that take almost no risk and generate almost no return. While the Alternative Strategies Fund does add a measure of diversification to a traditional portfolio, it’s not designed to be market neutral or completely uncorrelated to risk assets. (There are funds out there that are designed to fulfill that role. Our experience has been that for most investors, those types of funds are extremely difficult to stick with during periods like the last five to 10 years.)

Rather, we think the fund can benefit investors through a blended approach of

•

accessing non-traditional drivers of return (e.g., the risk premium associated with merger arbitrage and other corporate events, and capturing the long-short spread between mispriced corporate credits) through disciplined and thoughtful implementation, and

•

investing with highly skilled managers who have considerable flexibility within their mandates to shift capital to the best risk-adjusted return opportunities they see, as well as the proven ability and temperament to increase or decrease their exposures based on how attractive the environment is for their strategy.

Our sub-advisors are not afraid to invest more aggressively when they see compelling risk-adjusted opportunities, and in fact they welcome the chance to add exposure when others are pulling back. We have seen this recently in merger arbitrage (Water Island) and Puerto Rican municipal bonds (FPA), to name a couple of examples. There are others, of course, such as energy-related high-yield bonds (Loomis Sayles and FPA) in late 2015/early 2016 and, most prominently, non-agency RMBS (DoubleLine primarily, but also Loomis Sayles) going back to the fund’s inception.

Litman Gregory also has the flexibility at the fund level to tactically overweight managers whose opportunity sets are extremely attractive. We have done this once thus far in the fund’s life, when we overweighted DoubleLine at inception to take advantage of the massive dislocation in non-agency RMBS. This decision added significant value over the subsequent two years, at which time we unwound the overweight.

In short, we know the fund has been fully capable of generating attractive absolute performance, both because we know the managers’ opportunistic mindset, but also because we have seen it in the fund’s live history (as reflected in the return chart shown earlier).

What is reasonable to expect looking forward from this fund? What will opportunities look like?

In assessing what to expect from the Alternative Strategies Fund it is important to consider the broader investment outlook as it relates to the sources from which a position in the fund is likely to be funded—namely a mix of bonds and stocks. At the time we launched the fund, we saw elevated macro risks, a muted outlook for economic performance, and low return potential from bonds due to low interest rates. Economic performance has in fact been sluggish throughout this lengthy recovery, but stock valuations have expanded, which is the reason for very strong performance from U.S. stocks. Those still-stretched valuations are the reason we believe strongly that return potential for U.S. stocks from this point forward are not appealing. For bonds, while rates have risen from historically low levels, we still see low potential returns there and risk from further rate increases, although the outlook for bonds has become more balanced.

In other words, the factors we saw when we launched the fund—elevated risk and low return potential from conventional financial assets like stocks and bonds—are very true today and are important reasons we enthusiastically own the Alternative Strategies Fund ourselves.

Turning to the outlook for the strategies included in the fund, we view the disruption we’re seeing in markets in recent months as a positive in terms of creating opportunities that our managers can take advantage of to generate higher returns. From our broad top-down view, we agree with our managers that it is still early to be very aggressive in aiming for higher returns at this point in the cycle, but we are getting closer. We have begun to see volatility return to even U.S. markets, catching up to the rest of the world’s unpleasant experience. Against a backdrop of extremely high valuations for U.S. stocks and tight spreads in credit markets, the combination of a slowing global economy, trade wars, rising rates, and the reversal of unprecedented quantitative easing leaves us with the feeling that patience is warranted and will be rewarded. That said, we accept the possibility of continued “underperformance” relative to riskier assets if markets quickly resume their upward march.

Fund Summary	43

On the credit side, with the sheer volume of corporate credit issuance, as well as its low quality, we (along with many others, including several of our managers) suspect that stressed corporate credit will become a compelling opportunity within a reasonably short time horizon, although we obviously can’t predict exactly when. Because of the nature of the fund’s sub-advisors, we expect to be extremely well positioned for this opportunity.

In sum, we believe we are close to the end of an extraordinary cycle where prudence and risk management have largely been unrewarded, and we encourage investors not to invest solely by looking in the rearview mirror. There could be significant returns to be made in coming years, but preserving capital through a potentially turbulent period along the way will be critically important. We think the fund’s construct and the quality of its sub-advisors positions it well to navigate a difficult period and then take advantage of the resulting opportunities. We are still highly confident in the fund and remain significant investors ourselves across Litman Gregory.

As always, we thank you for your continued trust and confidence.

Sub-Advisor Portfolio Composition as of December 31, 2018

DCI Long-Short Credit Strategy

Bond Portfolio Top 5 Sector Long Exposures

Consumer Discretionary	12.6%
Media	10.2%
Energy	9.2%
General	8.7%
Technology	7.2%

TOTAL	47.9%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	86	76
Average Credit Duration (Yrs.)	4.6	4.6
Spread	178 bps	197 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Non-Agency Residential MBS	52.9%
Agency CMO	9.9%
Commercial MBS	7.1%
ABS	6.0%
Agency Inverse Floaters	5.9%
Agency Inverse Interest-Only	5.7%
Collateralized Loan Obligations	5.1%
Bank Loans	4.6%
Municipals	2.5%
Agency PO	2.2%
Government	0.0%
High-Yield	0.0%
Cash	-1.9%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	44.6%
Foreign Stocks	26.5%
Bonds	4.1%
Other Asset-Backed	0.0%
Limited Partnerships	0.9%
Short Sales	-2.3%
Exchange Traded Funds	-2.3%
Cash	28.4%

TOTAL	100.0%

Loomis Sayles Absolute-Return Fixed-Income Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	36.5%	-0.8%	35.7%
Investment-Grade Corp.	20.4%	-1.2%	19.2%
Bank Loans	15.4%	0.0%	15.4%
High-Yield Corporate	11.7%	0.0%	11.7%
Dividend Equity	6.7%	-3.5%	3.2%
Convertibles	3.1%	0.0%	3.1%
Emerging Market	3.0%	0.0%	3.0%
Global Credit	1.8%	-0.5%	1.3%
Currency	0.8%	-3.2%	-2.4%
Risk Management	0.0%	-4.5%	-4.5%
Global Rates	209.8%	-42.2%	167.6%
Subtotal	312.5%	-55.8%	256.7%
Cash & Equivalents	3.6%	0.0%	3.6%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	63.1%	-11.2%	51.9%
Merger Arbitrage – Credit	18.4%	-0.5%	17.8%
Total Merger-Related	81.5%	-11.7%	69.7%
Special Situations – Equity	11.2%	-7.7%	3.4%
Special Situations – Credit	17.2%	-0.7%	16.4%
Total Special Situations	28.3%	-8.5%	19.9%

Total	109.8%	-20.2%	89.6%

44	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Lealhofer Tim Kasta Richard Donick Paul Harrison Bin Zeng Adam Dwinells	DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return Fixed Income
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to December 31, 2018 compared with the Bloomberg Barclays U.S. Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	45

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018

Shares		Value

COMMON STOCKS: 27.1%

Communication Services: 5.4%
5,863	Alphabet, Inc. - Class A*	$6,126,600
5,901	Alphabet, Inc. - Class C*(a)	6,111,135
43,730	Baidu, Inc. - ADR*	6,935,578
19,350	Charter Communications, Inc. - Class A*	5,514,169
213,420	Comcast Corp. - Class A(a)	7,266,951
41,010	Facebook, Inc. - Class A*(a)	5,376,001
10,591	Kabel Deutschland Holding AG	1,274,026
34,448	Naspers Ltd. - Class N	6,925,566
15,538	NAVER Corp.	1,698,903
143,300	Nexon Co. Ltd.*	1,845,872
3,453	Omnicom Group, Inc.	252,898
8,883	Sinclair Broadcast Group, Inc. - Class A	233,978
41,730	Sirius XM Holdings, Inc.	238,278
530,593	Tribune Media Co. - Class A	24,078,310
75,866	Twenty-First Century Fox, Inc.*(b)	815,559
408,890	Twenty-First Century Fox, Inc. - Class A(a)	19,675,787
9,444	Viacom, Inc. - Class B	242,711
320,139	WPP Plc	3,458,476
47,175	Zayo Group Holdings, Inc.*	1,077,477

		99,148,275

Consumer Discretionary: 3.4%
230,357	Altaba, Inc.*(a)	13,346,885
60,803	Amer Sports Oyj*	2,672,814
13,414	American Eagle Outfitters, Inc.	259,293
165,639	Belmond Ltd. - Class A*	4,145,944
4,162	Best Buy Co., Inc.	220,420
25,931	Cherry AB - Class B*	253,144
7,702	Dick’s Sporting Goods, Inc.	240,302
27,455	Expedia Group, Inc.	3,092,806
101,192	GameStop Corp. - Class A	1,277,043
15,978	Home Depot, Inc. (The)	2,745,340
161,090	JD.com, Inc. - ADR*	3,371,614
4,101	Kohl’s Corp.	272,060
1,618	Lear Corp.	198,787
5,273	Magna International, Inc.	239,658
39,090	Mohawk Industries, Inc.*	4,571,966
101,536	Nutrisystem, Inc.	4,455,400
48,845	Papa John’s International, Inc.(a)	1,944,519
126,829	Porsche Automobil Holding SE - (Preference Shares)	7,503,376
118,370	Regis Corp.*	2,006,371
415,723	Rent-A-Center, Inc.*	6,730,555
3,964	Starbucks Corp.	255,282
173,154	Telepizza Group S.A.(c)	1,168,422
6,843	Tenneco, Inc. - Class A	187,430
2,229	TomTom N.V.*	20,174
2,385	Visteon Corp.*	143,768
27,887	Wyndham Hotels & Resorts, Inc.(a)	1,265,233
2,830	Yum! Brands, Inc.	260,134

		62,848,740

Shares		Value

Consumer Staples: 0.0%
5,072	Altria Group, Inc.	$250,506
4,261	Molson Coors Brewing Co. - Class B	239,298
3,387	Walgreens Boots Alliance, Inc.	231,434

		721,238

Energy: 0.5%
5,570	Anadarko Petroleum Corp.	244,189
10,600	Canadian Natural Resources Ltd.	255,882
220	Dommo Energia S.A. - ADR*	5,656
371,354	Encana Corp.(a)	2,146,426
294,360	Kinder Morgan, Inc.	4,527,257
4,309	Marathon Petroleum Corp.	254,274
6,286	Murphy Oil Corp.	147,030
3,914	Occidental Petroleum Corp.	240,241
11,823	Plains GP Holdings L.P. - Class A*	237,642
651,829	Surgutneftegas PJSC - (Preference Shares)	369,752
21,289	Whiting Petroleum Corp.*	483,048

		8,911,397

Financials: 4.5%
5,753	Aflac, Inc.	262,107
170,180	Ally Financial, Inc.(a)	3,856,279
271,650	American International Group, Inc.(a)	10,705,726
34,103	Aon Plc	4,957,212
224,169	Aspen Insurance Holdings Ltd.(a)	9,412,856
272,140	Bank of America Corp.	6,705,530
3,370	Capital One Financial Corp.	254,738
167,290	CIT Group, Inc.(a)(d)	6,402,188
132,192	Citigroup, Inc.(a)	6,881,916
99	Ditech Holding Corp.*(d)	10
67,640	Groupe Bruxelles Lambert S.A.(d)	5,895,573
392,870	Jefferies Financial Group, Inc.(a)	6,820,223
2,537	JPMorgan Chase & Co.	247,662
74,360	LPL Financial Holdings, Inc.	4,541,909
6,128	MetLife, Inc.	251,616
830	Morgan Stanley	32,909
3,098	Prudential Financial, Inc.	252,642
1,210,335	Royal Bank of Scotland Group Plc	3,346,820
17,610	Signature Bank	1,810,484
232,364	State Bank Financial Corp.	5,016,739
3,457	SunTrust Banks, Inc.	174,371
111,410	Wells Fargo & Co.(a)	5,133,773

		82,963,283

Health Care: 2.0%
3,123	AbbVie, Inc.	287,909
1,870	Allergan Plc	249,944
1,362	Amgen, Inc.	265,141
5,038	Bristol-Myers Squibb Co.	261,875
49,344	Cigna Corp.	9,371,398
3,672	CVS Health Corp.	240,590
3,875	Gilead Sciences, Inc.	242,381
1,922	Johnson & Johnson	248,034
2,139	McKesson Corp.	236,295
845	Medtronic Plc	76,861
3,464	Merck & Co., Inc.	264,684
180,500	Mylan N.V.*(a)	4,945,700
66,350	NxStage Medical, Inc.*	1,898,937
362,899	Pacific Biosciences of California, Inc.*	2,685,453
137,303	Paratek Pharmaceuticals, Inc.*(a)	704,364
48,004	Shire Plc - ADR	8,354,616
71,118	TESARO, Inc.*	5,280,512

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Health Care (continued)
1,110	Thermo Fisher Scientific, Inc.	$248,407
1,027	UnitedHealth Group, Inc.	255,846

		36,118,947

Industrials: 3.2%
241,414	Ahlsell AB(c)	1,417,849
545,453	Arconic, Inc.(a)	9,196,338
1,916	Cummins, Inc.	256,054
4,860	Delta Air Lines, Inc.	242,514
132,541	Dun & Bradstreet Corp. (The)	18,918,902
3,081	Eaton Corp. Plc	211,541
80,491	Herc Holdings, Inc.*(a)	2,091,961
2,009	Illinois Tool Works, Inc.	254,520
49,370	Jardine Strategic Holdings Ltd.(d)	1,812,373
891,975	Meggitt Plc(d)	5,360,946
326,853	Nexeo Solutions, Inc.*(d)	2,807,667
41,557	Nexeo Solutions, Inc. Founders Shares*(d)(e)	356,975
10,651	Norfolk Southern Corp.(a)	1,592,751
4,561	PACCAR, Inc.	260,616
108,377	Quad/Graphics, Inc.	1,335,205
4,407	Robert Half International, Inc.	252,080
1,664	Rockwell Automation, Inc.	250,399
47,688	Rush Enterprises, Inc. - Class A(a)	1,644,282
17,500	Sound Holding FP Luxemburg*(e)	572,542
99,771	Trinity Industries, Inc.(a)	2,054,285
68,090	United Technologies Corp.(a)	7,250,223
1,658	Waste Management, Inc.	147,545

		58,287,568

Information Technology: 4.9%
1,719	Accenture Plc - Class A	242,396
83,280	Analog Devices, Inc.(a)	7,147,923
1,117	Apple, Inc.	176,196
1,926	Automatic Data Processing, Inc.	252,537
34,075	Broadcom, Inc.	8,664,591
2,644	Broadridge Financial Solutions, Inc.	254,485
3,043	CDW Corp.	246,635
5,822	Cisco Systems, Inc.	252,267
18,230	Hewlett Packard Enterprise Co.	240,818
275,146	Imperva, Inc.*	15,322,881
208,228	Integrated Device Technology, Inc.*(a)	10,084,482
5,479	Intel Corp.	257,130
690	International Business Machines Corp.	78,432
1,308	Intuit, Inc.	257,480
1,339	MasterCard, Inc. - Class A	252,602
57,709	Microsoft Corp.	5,861,503
164,515	MINDBODY, Inc. - Class A*	5,988,346
142,392	NETGEAR, Inc.*(a)	7,408,656
62,958	Oracle Corp.	2,842,554
3,939	Paychex, Inc.	256,626
2,276	Progress Software Corp.	80,775
51,524	Red Hat, Inc.*	9,049,675
11,067	Sabre Corp.	239,490
84,880	TE Connectivity Ltd.(a)	6,419,474
1,036	Texas Instruments, Inc.	97,902
305,574	Travelport Worldwide Ltd.(a)	4,773,066
1,918	Visa, Inc. - Class A	253,061

Shares		Value

Information Technology (continued)
191,142	Xerox Corp.(a)	$3,776,966

		90,778,949

Materials: 1.3%
6,640	Air Products & Chemicals, Inc.(a)	1,062,732
22,240	Alcoa Corp.*	591,139
72,960	Axalta Coating Systems Ltd.*	1,708,723
357,443	Cemex SAB de C.V. - ADR*	1,722,875
5,569	CF Industries Holdings, Inc.	242,307
1,154,652	Glencore Plc*	4,292,735
70,811	HeidelbergCement AG	4,330,432
6,194	International Paper Co.	249,990
128,798	LafargeHolcim Ltd.*	5,305,181
216,650	Owens-Illinois, Inc.*(a)	3,735,046

		23,241,160

Real Estate: 0.1%
7,636	Gaming and Leisure Properties, Inc.	246,719
40,973	InfraREIT, Inc.	861,253
15,976	Uniti Group, Inc.	248,746

		1,356,718

Utilities: 1.8%
3,493	Dominion Energy, Inc.	249,610
6,864	FirstEnergy Corp.	257,743
86,230	PG&E Corp.*	2,047,963
8,816	PPL Corp.	249,757
163,908	SCANA Corp.	7,831,524
327,141	Vectren Corp.(a)	23,547,609

		34,184,206

TOTAL COMMON STOCKS (Cost $500,358,889)		498,560,481

RIGHTS/WARRANTS: 0.0%
18,364	Avaya Holdings Corp. (Expiration date 12/15/22)*(d)	45,910
4,030	Ditech Holding Corp. (Expiration date 01/31/28)*	0
5,079	Ditech Holding Corp. (Expiration date 02/09/28)*	1
13,685	Halcon Resources Corp. (Expiration date 09/09/20)*	701

TOTAL RIGHTS/WARRANTS (Cost $0)		46,612

PREFERRED STOCKS: 0.1%

Consumer Staples: 0.0%
	Bunge Ltd.
11,000	4.875%, 12/20/2165(f)	1,067,000

Energy: 0.0%
	Chesapeake Energy Corp.
506	5.750%, 08/15/2166(f)	255,530

Financials: 0.0%
	Ditech Holding Corp.
241	0.000%, 02/09/2023*(f)	145

Industrials: 0.1%
	Element Communication Aviation
170	12.000%, 03/16/2040(d)(e)	1,471,562

TOTAL PREFERRED STOCKS (Cost $3,507,654)		2,794,237

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Shares		Value

EXCHANGE-TRADED FUNDS: 0.3%
45,712	Financial Select Sector SPDR Fund	$1,088,860
33,298	Industrial Select Sector SPDR Fund	2,144,724
8,787	Invesco QQQ Trust - Series 1	1,355,483
22,799	iShares China Large-Cap ETF	890,985

TOTAL EXCHANGE-TRADED FUNDS (Cost $5,909,136)		5,480,052

Principal Amount^		Value

ASSET-BACKED SECURITIES: 10.5%
	AASET US Ltd.
$227,647	Series 2018-1A-B 5.437%, 01/16/2038(c)	232,781
	ACC Trust
139,894	Series 2018-1-A 3.700%, 12/21/2020(c)	139,976
	Accelerated Assets LLC
291,535	Series 2018-1-B 4.510%, 12/02/2033(c)	294,117
	Adams Outdoor Advertising L.P.
933,885	Series 2018-1-A 4.810%, 11/15/2048(c)	961,834
	AIM Aviation Finance Ltd.
842,067	Series 2015-1A-B1 5.072%, 02/15/2040(c)(g)	841,969
	AIMCO CLO
500,000	Series 2014-AA-SUB 0.000%, 07/20/2026(c)(h)	202,385
	Ajax Mortgage Loan Trust
278,564	Series 2016-C-A 4.000%, 10/25/2057(c)(g)	278,931
120,528	Series 2017-A-A 3.470%, 04/25/2057(c)(g)	119,849
413,749	Series 2017-B-A 3.163%, 09/25/2056(c)(h)	409,579
	Ally Auto Receivables Trust
1,430,000	Series 2017-4-A3 1.750%, 12/15/2021	1,416,189
	American Express Credit Account Master Trust
1,785,000	Series 2017-6-A 2.040%, 05/15/2023	1,758,151
800,000	Series 2017-8-A 2.575%, 05/16/2022(i) 1 mo. LIBOR + 0.120%	799,587
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	964,891
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	669,011
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	905,852
	AmeriCredit Automobile Receivables Trust
162,000	Series 2015-4-D 3.720%, 12/08/2021	162,818
1,436,644	Series 2017-3-A2B 2.695%, 12/18/2020(i) 1 mo. USD LIBOR + 0.240%	1,436,926

Principal Amount^		Value
$ 795,000	Series 2018-2-D 4.010%, 07/18/2024	$806,366
	Americredit Automobile Receivables Trust
1,010,000	Series 2018-3-D 4.040%, 11/18/2024	1,023,503
	Apidos CLO XXI
500,000	Series 2015-21A-ER 10.695%, 07/18/2027(c)(i) 3 mo. USD LIBOR + 8.250%	473,870
	Apidos CLO XXII
500,000	Series 2015-22A-D 8.469%, 10/20/2027(c)(i) 3 mo. USD LIBOR + 6.000%	476,754
	Apidos CLO XXIV
1,000,000	Series 2016-24A-DR 8.269%, 10/20/2030(c)(i) 3 mo. USD LIBOR + 5.800%	916,090
	Ascentium Equipment Receivables Trust
95,000	Series 2017-2A-C 2.870%, 08/10/2022(c)	94,319
	Atrium XIII
500,000	Series 13A-E 8.527%, 11/21/2030(c)(i) 3 mo. USD LIBOR + 6.050%	465,630
	Atrium XIV LLC
750,000	Series 14A-E 8.007%, 08/23/2030(c)(i) 3 mo. USD LIBOR + 5.650%	681,815
	BA Credit Card Trust
1,940,000	Series 2018-A1-A1 2.700%, 07/17/2023	1,933,922
	Barings CLO Ltd.
1,000,000	Series 2018-3A-E 8.219%, 07/20/2029(c)(i) 3 mo. USD LIBOR + 5.750%	926,632
500,000	Series 2018-4A-E 8.243%, 10/15/2030(c)(i) 3 mo. USD LIBOR + 5.820%	459,217
	Bayview Opportunity Master Fund IIb Trust
149,048	Series 2018-RN5-A1 3.820%, 04/28/2033(c)(g)	149,217
	Bayview Opportunity Master Fund IIIa Trust
133,742	Series 2017-RN8-A1 3.352%, 11/28/2032(c)(g)	133,498
318,844	Series 2018-RN8-A1 4.066%, 09/28/2033(c)(g)	319,970
	Bayview Opportunity Master Fund IV Trust
172,744	Series 2018-RN2-A1 3.598%, 02/25/2033(c)(g)	171,841
	Bayview Opportunity Master Fund IVa Trust
75,297	Series 2018-RN1-A1 3.278%, 01/28/2033(c)(g)	75,506
182,732	Series 2018-RN3-A1 3.672%, 03/28/2033(c)(g)	183,023

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Bayview Opportunity Master Fund IVb Trust
$ 636,290	Series 2018-RN9-A1 4.213%, 10/29/2033(c)(g)	$638,296
	Blackbird Capital Aircraft Lease Securitization Ltd.
308,073	Series 2016-1A-A 4.213%, 12/16/2041(c)(g)	314,134
286,068	Series 2016-1A-B 5.682%, 12/16/2041(c)(g)	300,573
	BMW Vehicle Owner Trust
480,769	Series 2018-A-A2B 2.576%, 11/25/2020(i) 1 mo. USD LIBOR + 0.070%	480,708
	Buttermilk Park CLO Ltd.
750,000	Series 2018-1A-E 8.088%, 10/15/2031(c)(i) 3 mo. USD LIBOR + 5.750%	684,935
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	526,877
	CAM Mortgage Trust
97,277	Series 2018-1-A1 3.960%, 12/01/2065(c)(g)	98,172
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 8.186%, 07/15/2031(c)(i) 3 mo. USD LIBOR + 5.750%	887,395
500,000	Series 2018-1A-E 8.186%, 07/15/2031(c)(i) 3 mo. USD LIBOR + 5.750%	445,907
	Capital One Multi-Asset Execution Trust
1,595,000	Series 2016-A1-A1 2.905%, 02/15/2022(i) 1 mo. LIBOR + 0.450%	1,596,520
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 7.966%, 05/15/2031(c)(i) 3 mo. USD LIBOR + 5.350%	445,042
	CarMax Auto Owner Trust
503,218	Series 2017-4-A2B 2.585%, 04/15/2021(i) 1 mo. USD LIBOR + 0.130%	503,160
331,506	Series 2018-1-A2B 2.605%, 05/17/2021(i) 1 mo. USD LIBOR + 0.150%	331,382
445,000	Series 2018-2-D 3.990%, 04/15/2025	449,795
1,930,000	Series 2018-3-A2B 2.655%, 10/15/2021(i) 1 mo. USD LIBOR + 0.200%	1,929,268
305,000	Series 2018-4-D 4.150%, 04/15/2025	311,415
	Castlelake Aircraft Securitization Trust
260,361	Series 2018-1-B 5.300%, 06/15/2043(c)	263,936

Principal Amount^		Value
$ 4,643,000	Series 2018-1-C 6.625%, 06/15/2043(c)	$4,678,941
	CCG Receivables Trust
100,000	Series 2018-1-C 3.420%, 06/16/2025(c)	99,668
	Chase Issuance Trust
705,000	Series 2016-A1-A 2.865%, 05/15/2021(i) 1 mo. LIBOR + 0.410%	705,631
955,000	Series 2018-A1-A1 2.655%, 04/17/2023(i) 1 mo. LIBOR + 0.200%	952,538
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 8.236%, 04/15/2030(c)(i) 3 mo. USD LIBOR + 5.800%	459,367
	Chesapeake Funding II LLC
180,000	Series 2017-2A-D 3.710%, 05/15/2029(c)	180,656
572,889	Series 2017-4A-A2 2.795%, 11/15/2029(c)(i) 1 mo. USD LIBOR + 0.340%	572,317
250,000	Series 2018-1A-C 3.570%, 04/15/2030(c)	250,631
640,000	Series 2018-1A-D 3.920%, 04/15/2030(c)	641,693
	CIG Auto Receivables Trust
77,271	Series 2017-1A-A 2.710%, 05/15/2023(c)	76,815
	Citibank Credit Card Issuance Trust
1,470,000	Series 2017-A8-A8 1.860%, 08/08/2022	1,446,529
2,000,000	Series 2018-A1-A1 2.490%, 01/20/2023	1,984,757
	CLUB Credit Trust
61,977	Series 2017-P1-A 2.420%, 09/15/2023(c)	61,806
	Coinstar Funding LLC
4,038,500	Series 2017-1A-A2 5.216%, 04/25/2047(c)	4,087,800
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(c)	481,706
230,000	Series 2016-1-C 4.638%, 06/15/2048(c)(g)	229,365
	Colony Starwood Homes Trust
326,129	Series 2016-2A-E 5.805%, 12/17/2033(c)(i) 1 mo. LIBOR + 3.350%	328,499
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 7.849%, 04/17/2030(c)(i) 3 mo. USD LIBOR + 5.400%	894,251
	CPS Auto Receivables Trust
220,000	Series 2017-D-D 3.730%, 09/15/2023(c)	219,638
105,000	Series 2018-A-C 3.050%, 12/15/2023(c)	104,360
490,000	Series 2018-D-C 3.830%, 09/15/2023(c)	495,496
	Credit Acceptance Auto Loan Trust
775,000	Series 2018-2A-C 4.160%, 09/15/2027(c)	787,317

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	CSAB Mortgage-Backed Trust
$ 1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(g)	$307,243
	Diamond Resorts Owner Trust
156,138	Series 2017-1A-C 6.070%, 10/22/2029(c)	158,510
734,457	Series 2018-1-C 4.530%, 01/21/2031(c)	740,623
	Discover Card Execution Note Trust
1,585,000	Series 2018-A3-A3 2.685%, 12/15/2023(i) 1 mo. LIBOR + 0.230%	1,581,650
	Dorchester Park CLO Ltd.
500,000	Series 2015-1A-ER 7.469%, 04/20/2028(c)(i) 3 mo. USD LIBOR + 5.000%	470,915
	Drive Auto Receivables Trust
975,000	Series 2018-1-D 3.810%, 05/15/2024	977,126
630,000	Series 2018-5-D 4.300%, 04/15/2026	638,682
	Driven Brands Funding LLC
233,825	Series 2018-1A-A2 4.739%, 04/20/2048(c)	238,472
	Dryden 40 Senior Loan Fund
1,000,000	Series 2015-40A-ER 8.366%, 08/15/2031(c)(i) 3 mo. USD LIBOR + 5.750%	911,435
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 9.636%, 04/15/2031(c)(i) 3 mo. USD LIBOR + 7.200%	446,867
	DT Auto Owner Trust
253,761	Series 2015-2A-D 4.250%, 02/15/2022(c)	254,320
916,197	Series 2016-1A-D 4.660%, 12/15/2022(c)	921,573
830,000	Series 2016-2A-D 5.430%, 11/15/2022(c)	838,683
410,000	Series 2018-2A-D 4.150%, 03/15/2024(c)	412,774
585,000	Series 2018-3A-C 3.790%, 07/15/2024(c)	587,742
	Earnest Student Loan Program LLC
13,000	Series 2016-D-R 0.000%, 01/25/2041(c)(d)	561,249
	Fifth Third Auto Trust
68,643	Series 2017-1-A2B 2.605%, 04/15/2020(i) 1 mo. USD LIBOR + 0.150%	68,648
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 7.650%, 07/15/2030(c)(i) 3 mo. USD LIBOR + 5.400%	446,745
	Five Guys Funding LLC
674,900	Series 2017-1A-A2 4.600%, 07/25/2047(c)	689,194

Principal Amount^		Value
	Flagship Credit Auto Trust
$ 300,000	Series 2016-3-E 6.250%, 10/15/2023(c)	$308,088
	Ford Credit Auto Owner Trust
671,823	Series 2017-C-A2B 2.575%, 09/15/2020(i) 1 mo. USD LIBOR + 0.120%	672,758
	GCAT LLC
201,232	Series 2017-2-A1 3.500%, 04/25/2047(c)(g)	200,100
292,876	Series 2018-1-A1 3.844%, 06/25/2048(c)(g)	291,339
608,756	Series 2018-2-A1 4.090%, 06/26/2023(c)(g)	610,894
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 8.836%, 10/15/2030(c)(i) 3 mo. USD LIBOR + 6.400%	479,312
	Global Container Assets 2014 Holdings Ltd.
762,576	Series 2014-1-C 6.000%, 01/05/2030(c)(d)(e)	582,989
312,260	Series 2014-1-D 7.500%, 01/05/2030(c)(d)(e)	151,352
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(c)(d)(e)	0
	Global Container Assets Ltd.
202,256	Series 2015-1A-B 4.500%, 02/05/2030(c)(d)	193,985
	GM Financial Consumer Automobile Receivables Trust
1,648,277	Series 2018-1-A2B 2.545%, 01/19/2021(i) 1 mo. USD LIBOR + 0.090%	1,646,645
1,065,000	Series 2018-3-A2B 2.565%, 07/16/2021(i) 1 mo. USD LIBOR + 0.110%	1,065,237
	GSAA Home Equity Trust
694,470	Series 2006-10-AF5 6.448%, 06/25/2036(g)	323,335
	Harbour Aircraft Investments Ltd.
1,434,721	Series 2017-1-C 8.000%, 11/15/2037(e)	1,434,538
	Harley Marine Financing LLC
982,500	Series 2018-1A-A2 5.682%, 05/15/2043(c)(d)	698,233
	Hertz Vehicle Financing II L.P.
365,000	Series 2017-2A-A 3.290%, 10/25/2023(c)	360,698
	Home Partners of America Trust
340,000	Series 2016-2-E 6.235%, 10/17/2033(c)(i) 1 mo. LIBOR + 3.780%	341,852
580,000	Series 2016-2-F 7.155%, 10/17/2033(c)(i) 1 mo. LIBOR + 4.700%	582,188
	Honda Auto Receivables Owner Trust
440,000	Series 2017-3-A3 1.790%, 09/20/2021	434,703
1,675,000	Series 2018-1I-A3 2.600%, 02/15/2022	1,665,524

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Horizon Aircraft Finance I Ltd.
$3,000,000	Series 2018-1-C 6.657%, 12/15/2038(c)	$3,041,968
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(c)	3,542,213
	Invitation Homes Trust
715,000	Series 2018-SFR1-E 4.455%, 03/17/2037(c)(i) 1 mo. LIBOR + 2.000%	707,184
1,225,000	Series 2018-SFR2-E 4.455%, 06/17/2037(c)(i) 1 mo. LIBOR + 2.000%	1,213,578
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 4.918%, 11/25/2036(g)	1,011,433
	Kestrel Aircraft Funding Ltd.
600,000	Series 2018-1A-A 4.250%, 12/15/2038(c)	583,031
	Labrador Aviation Finance Ltd.
1,760,417	Series 2016-1A-B1 5.682%, 01/15/2042(c)	1,783,744
	LCM 26 Ltd.
500,000	Series 26A-E 7.769%, 01/20/2031(c)(i) 3 mo. USD LIBOR + 5.300%	444,945
	LCM Loan Income Fund I Income Note Issuer Ltd.
500,000	Series 27A-E 8.051%, 07/16/2031(c)(i) 3 mo. USD LIBOR + 5.600%	452,757
	LCM XVII L.P.
1,000,000	Series 17A-ER 8.426%, 10/15/2031(c)(i) 3 mo. USD LIBOR + 6.000%	929,291
	LCM XX L.P.
500,000	Series 20A-ER 7.789%, 10/20/2027(c)(i) 3 mo. USD LIBOR + 5.450%	465,380
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(g)	2,079,222
756,627	Series 2006-8-3A3 5.012%, 06/25/2036(g)	734,726
	Madison Park Funding XIV Ltd.
1,000,000	Series 2014-14A-ER 8.269%, 10/22/2030(c)(i) 3 mo. USD LIBOR + 5.800%	916,285
	Master Asset-Backed Securities Trust
12,003,889	Series 2006-NC3-A3 2.606%, 10/25/2036(i) 1 mo. USD LIBOR + 0.100%	7,485,740
	Mosaic Solar Loans LLC
2,161,464	Series 2017-2A-B 4.770%, 06/22/2043(c)	2,183,920

Principal Amount^		Value
	Motor Plc
$ 699,313	Series 2017-1A-A1 3.036%, 09/25/2024(c)(i) 1 mo. USD LIBOR + 0.530%	$698,994
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 7.919%, 10/20/2030(c)(i) 3 mo. USD LIBOR + 5.500%	896,746
	Nationstar HECM Loan Trust
3,200,000	Series 2018-1A-M4 4.705%, 02/25/2028(c)(h)	3,203,984
	Navistar Financial Dealer Note Master Owner Trust
310,000	Series 2018-1-A 3.136%, 09/25/2023(c)(i) 1 mo. LIBOR + 0.630%	310,014
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-E 7.836%, 01/15/2028(c)(i) 3 mo. USD LIBOR + 5.400%	466,011
	Neuberger Berman CLO XXIII Ltd.
1,000,000	Series 2016-23A-ER 8.199%, 10/17/2027(c)(i) 3 mo. USD LIBOR + 5.750%	925,190
	Neuberger Berman Loan Advisers CLO 26 Ltd.
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(c)(h)	750,000
	NextGear Floorplan Master Owner Trust
710,000	Series 2016-1A-A1 4.155%, 04/15/2021(c)(i) 1 mo. LIBOR + 1.700%	712,641
1,940,000	Series 2017-1A-A1 3.305%, 04/18/2022(c)(i) 1 mo. LIBOR + 0.850%	1,951,308
1,210,000	Series 2017-2A-A1 3.135%, 10/17/2022(c)(i) 1 mo. LIBOR + 0.680%	1,213,031
845,000	Series 2018-1A-A1 3.095%, 02/15/2023(c)(i) 1 mo. LIBOR + 0.640%	844,688
	Nissan Auto Lease Trust
671,550	Series 2017-B-A2B 2.665%, 12/16/2019(i) 1 mo. USD LIBOR + 0.210%	671,520
	Nissan Auto Receivables Owner Trust
338,076	Series 2017-B-A2B 2.555%, 05/15/2020(i) 1 mo. USD LIBOR + 0.100%	338,087
879,077	Series 2017-C-A2B 2.525%, 10/15/2020(i) 1 mo. USD LIBOR + 0.070%	878,823
1,060,000	Series 2018-A-A3 2.650%, 05/16/2022	1,055,281
945,000	Series 2018-B-A2B 2.555%, 07/15/2021(i) 1 mo. USD LIBOR + 0.100%	944,604
	NRZ Excess Spread-Collateralized Notes
2,413,194	Series 2018-PLS2-D 4.593%, 02/25/2023(c)	2,408,244

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Oak Hill Advisors Residential Loan Trust
$ 305,467	Series 2017-NPL1-A1 3.000%, 06/25/2057(c)(g)	$300,449
722,048	Series 2017-NPL2-A1 3.000%, 07/25/2057(c)(g)	708,955
	Octagon Investment Partners 26 Ltd.
1,000,000	Series 2016-1A-FR 10.526%, 07/15/2030(c)(i) 3 mo. USD LIBOR + 8.090%	914,454
	Octagon Investment Partners XVI Ltd.
1,000,000	Series 2013-1A-ER 8.086%, 07/17/2030(c)(i) 3 mo. USD LIBOR + 5.750%	903,378
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 6.264%, 11/14/2026(c)(i) 3 mo. USD LIBOR + 3.650%	1,004,840
1,000,000	Series 2014-1A-D 9.214%, 11/14/2026(c)(i) 3 mo. USD LIBOR + 6.600%	995,266
	OneMain Financial Issuance Trust
1,185,000	Series 2015-2A-D 5.640%, 07/18/2025(c)	1,193,918
675,000	Series 2015-3A-B 4.160%, 11/20/2028(c)	684,279
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(c)	1,022,894
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
8,000,000	Series 2005-WHQ1-M5 3.631%, 03/25/2035(i) 1 mo. USD LIBOR + 1.125%	8,043,219
	Planet Fitness Master Issuer LLC
862,838	Series 2018-1A-A2I 4.262%, 09/05/2048(c)	868,492
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 4.856%, 04/25/2023(c)(i) 1 mo. USD LIBOR + 2.350%	7,327,375
	Preston Ridge Partners Mortgage LLC
677,674	Series 2017-2A-A1 3.470%, 09/25/2022(c)(g)	673,387
315,000	Series 2017-2A-A2 5.000%, 09/25/2022(c)(g)	312,924
308,495	Series 2017-3A-A1 3.470%, 11/25/2022(c)(h)	307,245
120,000	Series 2017-3A-A2 5.000%, 11/25/2022(c)(h)	118,207
275,000	Series 2018-1A-A2 5.000%, 04/25/2023(c)(h)	270,572
	RCO Mortgage LLC
469,631	Series 2017-1-A1 3.375%, 08/25/2022(c)(g)	468,047
	Rise Ltd.
256,213	Series 2014-1-A 4.750%, 02/15/2039(h)	248,527
	RMAT L.P.

Principal Amount^		Value
$ 546,558	Series 2018-NPL1-A1 4.090%, 05/25/2048(c)(g)	$546,571
	S-Jets Ltd.
1,325,667	Series 2017-1-A 3.967%, 08/15/2042(c)	1,339,009
	Santander Drive Auto Receivables Trust
1,120,000	Series 2018-2-D 3.880%, 02/15/2024	1,130,257
975,000	Series 2018-3-D 4.070%, 08/15/2024	985,575
735,000	Series 2018-5-C 3.810%, 12/16/2024	740,533
	Santander Retail Auto Lease Trust
829,658	Series 2017-A-A2B 2.740%, 03/20/2020(c)(i) 1 mo. USD LIBOR + 0.270%	829,709
	Sapphire Aviation Finance I Ltd.
937,500	Series 2018-1A-B 5.926%, 03/15/2040(c)	949,439
	SCF Equipment Leasing LLC
1,135,000	Series 2018-1A-C 4.210%, 04/20/2027(c)	1,149,277
	Shenton Aircraft Investment I Ltd.
324,064	Series 2015-1A-A 4.750%, 10/15/2042(c)	328,370
	SLM Private Credit Student Loan Trust
408,000	Series 2003-A-A3 4.770%, 06/15/2032(i) 28 day ARS	407,918
1,027,000	Series 2003-B-A3 4.750%, 03/15/2033(i) 28 day ARS	1,026,795
90,000	Series 2003-B-A4 4.750%, 03/15/2033(i) 28 day ARS	89,982
	SMB Private Education Loan Trust
365,000	Series 2017-B-A2B 3.205%, 10/15/2035(c)(i) 1 mo. USD LIBOR + 0.750%	363,139
	SoFi Consumer Loan Program Trust
620,000	Series 2018-2-A2 3.350%, 04/26/2027(c)	619,422
435,000	Series 2018-2-B 3.790%, 04/26/2027(c)	436,345
	SoFi Professional Loan Program LLC
18,496	Series 2014-B-A1 3.756%, 08/25/2032(c)(i) 1 mo. USD LIBOR + 1.250%	18,643
348,859	Series 2016-A-B 3.570%, 01/26/2038(c)	342,187
133,000	Series 2017-F-R1 0.010%, 01/25/2041(c)(d)	8,507,871
	Soundview Home Loan Trust
6,660,758	Series 2007-OPT3-2A3 2.686%, 08/25/2037(i) 1 mo. USD LIBOR + 0.180%	6,511,258
	Sprite Ltd.
840,398	Series 2017-1-B 5.750%, 12/15/2037(c)	839,366

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Stanwich Mortgage Loan Trust
$ 842,092	Series 2018-NPB1-A1 4.016%, 05/16/2023(c)(g)	$840,028
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 7.716%, 01/15/2030(c)(i) 3 mo. USD LIBOR + 5.280%	444,123
	Terwin Mortgage Trust
1,011,539	Series 2006-3-2A2 2.716%, 04/25/2037(c)(i) 1 mo. USD LIBOR + 0.210%	992,716
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.000%, 01/15/2031(c)	899,326
500,000	Series 2018-2A-E 7.861%, 07/15/2030(c)(i) 3 mo. USD LIBOR + 5.750%	450,914
	Thunderbolt Aircraft Lease Ltd.
778,752	Series 2017-A-B 5.750%, 05/17/2032(c)(g)	801,377
	Thunderbolt II Aircraft Lease Ltd.
348,661	Series 2018-A-A 4.147%, 09/15/2038(c)(g)	352,187
	Tidewater Auto Receivables Trust
110,000	Series 2018-AA-D 4.300%, 11/15/2024(c)	110,811
	Tidewater Sales Finance Master Trust
499,417	Series 2017-AA-A 4.550%, 04/15/2021(c)(d)	498,680
	Toyota Auto Receivables Owner Trust
627,095	Series 2017-C-A2B 2.535%, 07/15/2020(i) 1 mo. USD LIBOR + 0.080%	627,052
893,491	Series 2017-D-A2B 2.505%, 08/17/2020(i) 1 mo. USD LIBOR + 0.050%	893,439
2,482,471	Series 2018-A-A2B 2.525%, 10/15/2020(i) 1 mo. USD LIBOR + 0.070%	2,482,504
	Verizon Owner Trust
620,000	Series 2017-3A-A1B 2.740%, 04/20/2022(c)(i) 1 mo. USD LIBOR + 0.270%	620,589
745,000	Series 2018-1A-A1B 2.730%, 09/20/2022(c)(i) 1 mo. USD LIBOR + 0.260%	744,154
	Veros Automobile Receivables Trust
122,458	Series 2017-1-A 2.840%, 04/17/2023(c)	122,106
	Volkswagen Auto Loan Enhanced Trust
1,000,000	Series 2018-1-A2B 2.650%, 07/20/2021(i) 1 mo. USD LIBOR + 0.180%	1,000,406
	VOLT LXVIII LLC
499,216	Series 2018-NPL4-A1A 4.336%, 07/27/2048(c)(g)	500,415

Principal Amount^		Value
	VOLT LXX LLC
525,908	Series 2018-NPL6-A1A 4.115%, 09/25/2048(c)(g)	526,545
	VOLT LXXI LLC
313,874	Series 2018-NPL7-A1A 3.967%, 09/25/2048(c)(g)	312,959
	VOLT LXXII LLC
2,595,904	Series 2018-NPL8-A1A 4.213%, 10/26/2048(c)(g)	2,597,440
	Voya CLO Ltd.
500,000	Series 2018-2A-E 7.624%, 07/15/2031(c)(i) 3 mo. USD LIBOR + 5.250%	435,734
	WAVE Trust
325,429	Series 2017-1A-B 5.682%, 11/15/2042(c)	338,154
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 7.969%, 07/20/2030(c)(i) 3 mo. USD LIBOR + 5.500%	898,510
	Westlake Automobile Receivables Trust
205,000	Series 2017-1A-D 3.460%, 10/17/2022(c)	204,266
245,000	Series 2018-1A-D 3.410%, 05/15/2023(c)	243,360
565,000	Series 2018-2A-D 4.000%, 01/16/2024(c)	570,407
	Wingstop Funding LLC
240,000	Series 2018-1-A2 4.970%, 12/05/2048(c)	245,736

TOTAL ASSET-BACKED SECURITIES (Cost $193,127,927)		192,256,151

BANK LOANS: 4.1% (i)
	1011778 B.C. Unlimited Liability Co.
1,312,561	4.772%, 02/16/2024 1 mo. LIBOR + 2.250%	1,252,944
	Acrisure LLC
483,061	6.772%, 11/22/2023 3 mo. LIBOR + 4.250%	469,477
	AES Corp.
785,695	4.456%, 05/31/2022 3 mo. LIBOR + 1.750%	770,476
	Alix Partners LLP
228,596	5.272%, 04/04/2024 1 mo. LIBOR + 2.750%	220,268
	Almonde, Inc.
472,819	6.303%, 06/13/2024 3 mo. LIBOR + 3.500%	441,918
	Altra Industrial Motion Corp.
241,343	4.522%, 10/01/2025 1 mo. LIBOR + 2.000%	229,879
	American Builders & Contractors Supply Co., Inc.
967,614	4.522%, 10/31/2023 1 mo. LIBOR + 2.000%	923,384
	Aramark Services, Inc.
931,618	4.272%, 03/11/2025 1 mo. LIBOR + 1.750%	906,389
	ASGN, Inc.
181,910	4.522%, 04/02/2025 1 mo. LIBOR + 2.000%	176,566
	Assured Partners, Inc.
487,373	5.772%, 10/22/2024 1 mo. LIBOR + 3.250%	461,483

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Asurion LLC
$ 485,378	5.522%, 11/03/2024 1 mo. LIBOR + 3.000%	$465,812
	Auris Luxembourg III S.A.R.L.
190,000	0.000%, 07/20/2025(j)	185,607
	Axalta Coating Systems US Holdings, Inc.
630,428	4.553%, 06/01/2024 3 mo. LIBOR + 1.750%	596,016
	BBB Industries U.S. Holdings, Inc.
673,313	6.879%, 08/01/2025 1 mo. LIBOR + 4.500%	661,530
	BCP Raptor LLC
954,827	6.869%, 06/24/2024 2 mo. LIBOR + 4.250%	895,747
	BMC Software Finance, Inc.
495,234	7.053%, 10/02/2025 3 mo. LIBOR + 4.250%	478,908
	Brookfield WEC Holdings, Inc.
235,000	6.272%, 08/01/2025 1 mo. LIBOR + 3.750%	228,412
	BWAY Holding Co.
1,049,025	5.658%, 04/03/2024 3 mo. LIBOR + 3.250%	990,017
	California Resources Corp.
4,092,000	7.256%, 12/31/2022 1 mo. LIBOR + 4.750%	3,996,534
	Camelot UK Holdco Ltd.
411,331	5.772%, 10/03/2023 1 mo. LIBOR + 3.250%	393,850
	Capri Finance LLC
488,162	5.777%, 11/01/2024 1 mo. LIBOR + 3.250%	464,974
	CBS Radio, Inc.
942,436	5.256%, 11/18/2024 1 mo. LIBOR + 2.750%	890,013
	Change Healthcare Holdings LLC
1,114,841	5.272%, 03/01/2024 1 mo. LIBOR + 2.750%	1,060,955
	Charter Communications Operating LLC
558,589	4.530%, 04/30/2025 1 mo. LIBOR + 2.000%	537,296
	CHG Healthcare Services, Inc.
500,000	5.525%, 06/07/2023 3 mo. LIBOR + 3.000%	481,250
	Colorado Buyer, Inc.
492,196	5.380%, 05/01/2024 1 mo. LIBOR + 3.000%	473,000
	Concentra, Inc.
500,000	5.130%, 06/01/2022 1 mo. LIBOR + 2.750%	480,000
	Consolidated Energy Finance S.A.
1,164,150	4.932%, 05/07/2025 1 mo. LIBOR + 2.500%	1,132,136
	Coty, Inc.
965,150	4.633%, 04/07/2025 1 mo. LIBOR + 2.250%	893,970
	CSC Holdings LLC
944,513	4.705%, 07/17/2025 1 mo. LIBOR + 2.250%	899,176
423,888	4.745%, 01/15/2026 3 mo. LIBOR + 2.250%	402,694

Principal Amount^		Value
	Cvent, Inc.
$ 459,290	6.272%, 11/29/2024 1 mo. LIBOR + 3.750%	$440,919
	Dell International LLC
636,429	4.280%, 09/07/2021 1 mo. LIBOR + 1.750%	619,856
	Diamond (BC) B.V.
952,594	5.527%, 09/06/2024 3 mo. LIBOR + 3.000%	881,150
	Donnelley Financial Solutions, Inc.
75,607	5.420%, 10/02/2023 3 mo. LIBOR + 3.000%	74,143
	Edgewater Generation LLC
155,000	6.272%, 12/13/2025 1 mo. LIBOR + 3.750%	152,094
	Engility Corp.
325,121	5.272%, 08/12/2023 3 mo. LIBOR + 1.750%	323,902
	Equian LLC
485,602	5.756%, 05/20/2024 1 mo. LIBOR + 3.250%	471,277
	Equinox Holdings, Inc.
486,635	5.522%, 03/08/2024 1 mo. LIBOR + 3.000%	471,428
	ExGen Renewables IV LLC
135,690	5.710%, 11/28/2024 3 mo. LIBOR + 3.000%	129,414
	Filtration Group Corp.
497,494	5.522%, 03/29/2025 1 mo. LIBOR + 3.000%	481,325
	Financial & Risk US Holdings, Inc.
315,000	6.272%, 10/01/2025 1 mo. LIBOR + 3.750%	301,219
	First Data Corp.
856,393	4.504%, 07/08/2022 1 mo. LIBOR + 2.000%	824,947
	Flexential Intermediate Corp.
497,481	6.313%, 08/01/2024 3 mo. LIBOR + 3.500%	453,951
	Forest City Enterprises L.P.
145,000	0.000%, 12/07/2025(j)	141,979
	Garda World Security Corp.
497,475	6.241%, 05/24/2024 3 mo. LIBOR + 3.500%	475,501
	Gates Global LLC
497,481	5.272%, 04/01/2024 1 mo. LIBOR + 2.750%	473,928
	Gavilan Resources LLC
1,025,000	8.504%, 03/01/2024 1 mo. LIBOR + 6.000%	789,250
	Gentiva Health Services, Inc.
480,898	6.313%, 07/02/2025 1 mo. LIBOR + 3.750%	467,674
	GFL Environmental, Inc.
40,693	5.345%, 05/30/2025 1 mo. LIBOR + 3.000%	38,069
325,943	5.522%, 05/30/2025 3 mo. LIBOR + 3.000%	304,920
	Global Payments, Inc.
475,000	4.272%, 10/17/2025 1 mo. LIBOR + 1.750%	454,416
	GOBP Holdings, Inc.
195,000	6.553%, 10/18/2025 1 mo. LIBOR + 3.750%	191,100

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	GrafTech Finance, Inc.
$ 765,955	6.022%, 02/12/2025 1 mo. LIBOR + 3.500%	$726,700
	Grifols Worldwide Operations USA, Inc.
369,061	4.669%, 01/31/2025 1 Week LIBOR + 2.250%	355,426
	GTCR Valor Cos., Inc.
486,783	5.553%, 06/16/2023 3 mo. LIBOR + 2.750%	469,624
	GTT Communications, Inc.
1,019	5.270%, 05/31/2025 1 mo. LIBOR + 2.750%	961
	Hamilton Holdco LLC
963,953	4.810%, 07/02/2025 3 mo. LIBOR + 2.000%	926,600
	Hanesbrands, Inc.
306,900	4.272%, 12/15/2024 1 mo. LIBOR + 1.750%	304,726
	Harbor Freight Tools USA, Inc.
364,399	5.022%, 08/18/2023 1 mo. LIBOR + 2.500%	345,155
	Hayward Industries, Inc.
486,305	6.022%, 08/05/2024 1 mo. LIBOR + 3.500%	469,081
	Hyland Software, Inc.
480,777	6.022%, 07/01/2024 1 mo. LIBOR + 3.500%	467,436
	Hyperion Insurance Group Ltd.
145,489	6.063%, 12/20/2024 3 mo. LIBOR + 3.500%	141,306
	Informatica LLC
479,146	5.772%, 08/05/2022 1 mo. LIBOR + 3.250%	466,209
	IQVIA, Inc.
306,125	4.522%, 01/17/2025 1 mo. LIBOR + 2.000%	298,089
940,275	4.272%, 06/11/2025 1 mo. LIBOR + 1.750%	911,484
	IRB Holding Corp.
503,731	5.682%, 02/05/2025 1 mo. LIBOR + 3.250%	481,567
	Iron Mountain, Inc.
1,137,285	4.272%, 01/02/2026 1 mo. LIBOR + 1.750%	1,086,107
	J.C. Penney Corp., Inc.
103,618	6.956%, 06/23/2023 3 mo. LIBOR + 4.250%	88,956
	Jaguar Holding Co. II
495,198	5.022%, 08/18/2022 1 mo. LIBOR + 2.500%	472,295
	JBS USA Luxemburg S.A.
1,258,154	5.260%, 10/30/2022 3 mo. LIBOR + 2.500%	1,213,596
	Jeld-Wen, Inc.
937,614	4.803%, 12/14/2024 3 mo. LIBOR + 2.000%	895,422
	Kronos, Inc.
485,667	5.541%, 11/01/2023 1 mo. LIBOR + 3.000%	463,103

Principal Amount^		Value
	Lamar Media Corp.
$ 178,650	4.313%, 03/14/2025 1 mo. LIBOR + 1.750%	$174,332
	Life Time, Inc.
497,481	5.457%, 06/10/2022 3 mo. LIBOR + 2.750%	480,621
	MA FinanceCo. LLC
126,148	5.022%, 06/21/2024 1 mo. LIBOR + 2.500%	117,791
	Meredith Corp.
851,181	5.272%, 01/31/2025 1 mo. LIBOR + 2.750%	829,076
	Messer Industries GmbH
530,000	0.000%, 10/01/2025(j)	504,385
	Microchip Technology, Inc.
443,123	4.530%, 05/29/2025 1 mo. LIBOR + 2.000%	421,151
	Milacron LLC
471,832	5.022%, 09/28/2023 1 mo. LIBOR + 2.500%	443,522
	Mitchell International, Inc.
164,585	5.772%, 11/29/2024 1 mo. LIBOR + 3.250%	159,031
	MLN US HoldCo LLC
520,000	7.022%, 11/30/2025 1 mo. LIBOR + 4.500%	505,378
	MPH Acquisition Holdings LLC
481,164	5.553%, 06/07/2023 3 mo. LIBOR + 2.750%	457,441
	Murray Energy Corp.
797,900	11.349%, 02/12/2021(d)(e) 1 mo. LIBOR + 9.000%	797,900
	NCI Building Systems, Inc.
299,248	6.175%, 04/12/2025 3 mo. LIBOR + 3.750%	273,812
	NeuStar, Inc.
459,188	6.022%, 08/08/2024 1 mo. LIBOR + 3.500%	442,542
	NorthRiver Midstream Finance L.P.
857,850	5.646%, 10/01/2025 3 mo. LIBOR + 3.250%	839,621
	Pike Corp.
471,719	6.030%, 03/23/2025 1 mo. LIBOR + 3.500%	463,170
	Plantronics, Inc.
1,451,712	5.022%, 07/02/2025 1 mo. LIBOR + 2.500%	1,400,539
	PODS LLC
485,223	5.182%, 12/06/2024 1 mo. LIBOR + 2.750%	466,217
	Post Holdings, Inc.
578,731	4.510%, 05/24/2024 1 mo. LIBOR + 2.000%	559,199
	Presidio, Inc.
881,417	5.148%, 02/02/2024 3 mo. LIBOR + 2.750%	849,832
	Prime Security Services Borrower LLC
487,190	5.272%, 05/02/2022 1 mo. LIBOR + 2.750%	465,876
	Project Alpha Intermediate Holding, Inc.
484,441	5.940%, 04/26/2024 6 mo. LIBOR + 3.500%	468,697

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Quikrete Holdings, Inc.
$ 649,038	5.272%, 11/15/2023 1 mo. LIBOR + 2.750%	$620,241
	Science Applications International Corp.
785,000	4.272%, 10/31/2025 1 mo. LIBOR + 1.750%	751,637
	Seattle Spinco, Inc.
851,908	5.022%, 06/21/2024 1 mo. LIBOR + 2.500%	795,469
	Securus Technologies Holdings, Inc.
493,675	7.022%, 11/01/2024 1 mo. LIBOR + 4.500%	476,397
	Select Medical Corp.
432,773	4.962%, 03/06/2025 1 mo. LIBOR + 2.500%	416,183
	Sirius Computer Solutions, Inc.
335,119	6.772%, 10/30/2022 1 mo. LIBOR + 4.250%	331,348
	Solera LLC
483,844	5.272%, 03/03/2023 1 mo. LIBOR + 2.750%	457,840
	Sophia L.P.
734,659	6.053%, 09/30/2022 3 mo. LIBOR + 3.250%	710,125
	Sprint Communications, Inc.
903,900	5.063%, 02/02/2024 1 mo. LIBOR + 2.500%	862,474
	SS&C Technologies Holdings Europe S.A.R.L.
99,234	4.772%, 04/16/2025 1 mo. LIBOR + 2.250%	93,918
	SS&C Technologies, Inc.
697,409	4.772%, 04/16/2025 1 mo. LIBOR + 2.250%	660,362
261,614	4.772%, 04/16/2025 1 mo. LIBOR + 2.250%	247,600
	Starfruit Finco B.V.
195,000	5.599%, 10/01/2025 1 mo. LIBOR + 3.250%	187,200
	Summit Materials Cos. I LLC
932,645	4.522%, 11/21/2024 1 mo. LIBOR + 2.000%	897,279
	Telenet Financing LLC
540,000	4.705%, 08/15/2026 1 mo. LIBOR + 2.250%	515,454
	Trans Union LLC
258,700	4.522%, 06/19/2025 1 mo. LIBOR + 2.000%	250,246
	TransDigm, Inc.
1,150,782	5.022%, 06/09/2023 1 mo. LIBOR + 2.500%	1,088,927
142,832	5.022%, 08/22/2024 3 mo. LIBOR + 2.500%	135,206
226,131	5.022%, 05/30/2025 1 mo. LIBOR + 2.500%	214,012
	Travel Leaders Group LLC
129,350	6.455%, 01/25/2024 1 mo. LIBOR + 4.000%	128,650

Principal Amount^		Value
	Truck Hero, Inc.
$ 975,236	6.256%, 04/21/2024 3 mo. LIBOR + 3.750%	$946,183
	U.S. Silica Co.
967,688	6.563%, 05/01/2025 1 mo. LIBOR + 4.000%	848,744
	Uber Technologies
1,111,568	5.955%, 07/13/2023 1 mo. LIBOR + 3.500%	1,069,195
	United Rentals, Inc.
558,600	4.272%, 10/31/2025 1 mo. LIBOR + 1.750%	548,406
	Unitymedia Finance LLC
530,000	4.455%, 06/01/2023 1 mo. LIBOR + 2.000%	515,968
1,130,000	4.705%, 09/30/2025 1 mo. LIBOR + 2.250%	1,094,970
	Universal Health Services, Inc.
235,000	4.272%, 10/31/2025 1 mo. LIBOR + 1.750%	232,062
	UPC Financing Partnership
366,043	4.955%, 01/15/2026 1 mo. LIBOR + 2.500%	349,296
	USI, Inc.
1,088,610	5.803%, 05/16/2024 3 mo. LIBOR + 3.000%	1,030,097
	Valeant Pharmaceuticals International, Inc.
720,875	5.129%, 11/27/2025 1 mo. LIBOR + 2.750%	686,071
	Verifone Systems, Inc.
106,807	6.645%, 08/20/2025 3 mo. LIBOR + 4.000%	103,603
	Verscend Holding Corp.
274,313	7.022%, 08/27/2025 1 mo. LIBOR + 4.500%	266,083
	Vertafore, Inc.
487,517	6.053%, 07/02/2025 1 mo. LIBOR + 3.250%	464,816
	Virgin Media Bristol LLC
1,155,000	4.955%, 01/15/2026 1 mo. LIBOR + 2.500%	1,096,967
	Vistra Energy Corp.
899,853	4.473%, 12/31/2025 1 mo. LIBOR + 2.000%	868,232
	Web.com Group, Inc.
190,000	6.170%, 10/10/2025 3 mo. LIBOR + 3.750%	183,350
	WR Grace & Co.
231,054	4.553%, 04/03/2025 3 mo. LIBOR + 1.750%	224,195
396,092	4.563%, 04/03/2025 3 mo. LIBOR + 1.750%	384,334
	Wyndham Hotels & Resorts, Inc.
269,325	4.272%, 05/30/2025 1 mo. LIBOR + 1.750%	259,899
	Ziggo Secured Finance Partnership
1,266,371	4.955%, 04/15/2025 1 mo. LIBOR + 2.500%	1,196,524

TOTAL BANK LOANS (Cost $78,394,559)		75,336,682

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

CONVERTIBLE BONDS: 1.0%

Communications: 0.2%
	DISH Network Corp.
$ 1,615,000	2.375%, 03/15/2024	$1,291,864
1,360,000	3.375%, 08/15/2026	1,101,622
	Finisar Corp.
1,075,000	0.500%, 12/15/2036	1,023,099
	Liberty Media Corp.
160,000	2.250%, 09/30/2046	76,096

		3,492,681

Consumer, Non-cyclical: 0.1%
	BioMarin Pharmaceutical, Inc.
1,350,000	0.599%, 08/01/2024	1,345,814
	Flexion Therapeutics, Inc.
195,000	3.375%, 05/01/2024	161,320
	Ionis Pharmaceuticals, Inc.
955,000	1.000%, 11/15/2021	1,026,723

		2,533,857

Diversified: 0.0%
	RWT Holdings, Inc.
130,000	5.625%, 11/15/2019	130,894

Energy: 0.1%
	Chesapeake Energy Corp.
440,000	5.500%, 09/15/2026	355,239
	Nabors Industries, Inc.
615,000	0.750%, 01/15/2024	382,976
	SM Energy Co.
140,000	1.500%, 07/01/2021	130,832
	Whiting Petroleum Corp.
230,000	1.250%, 04/01/2020	218,021

		1,087,068

Financial: 0.1%
	iStar, Inc.
1,010,000	3.125%, 09/15/2022	912,575

Industrial: 0.5%
	Arconic, Inc.
7,390,000	1.625%, 10/15/2019	7,371,525
	Greenbrier Cos., Inc. (The)
180,000	2.875%, 02/01/2024	177,776
	Hornbeck Offshore Services, Inc.
2,500,000	1.500%, 09/01/2019	2,244,750
	Tutor Perini Corp.
305,000	2.875%, 06/15/2021	281,499

		10,075,550

Technology: 0.0%
	Rovi Corp.
225,000	0.500%, 03/01/2020	214,594
	Verint Systems, Inc.
370,000	1.500%, 06/01/2021	359,782

		574,376

TOTAL CONVERTIBLE BONDS (Cost $19,995,993)		18,807,001

Principal Amount^		Value

CORPORATE BONDS: 26.9%

Basic Materials: 1.9%
	Ashland LLC
$ 5,785,000	4.750%, 08/15/2022	$5,719,919
	Cleveland-Cliffs, Inc.
3,950,000	5.750%, 03/01/2025	3,564,875
	Glencore Finance Canada Ltd.
200,000	4.250%, 10/25/2022(c)	199,531
	Glencore Funding LLC
100,000	2.875%, 04/16/2020(c)	99,114
	Hexion, Inc.
3,719,000	6.625%, 04/15/2020	2,975,200
	Hexion, Inc./Hexion Nova Scotia Finance ULC
1,637,000	9.000%, 11/15/2020	728,465
	Ingevity Corp.
1,000,000	4.500%, 02/01/2026(c)	907,500
	Kaiser Aluminum Corp.
2,146,000	5.875%, 05/15/2024	2,103,080
	Momentive Performance Materials, Inc.
5,530,000	3.880%, 10/24/2021	5,882,538
	Platform Specialty Products Corp.
6,178,000	6.500%, 02/01/2022(c)	6,201,167
4,875,000	5.875%, 12/01/2025(c)	4,582,500
	Resolute Forest Products, Inc.
2,000,000	5.875%, 05/15/2023	1,990,000

		34,953,889

Communications: 2.8%
	CenturyLink, Inc.
5,746,000	5.800%, 03/15/2022	5,559,255
	Clear Channel Worldwide Holdings, Inc.
4,740,000	7.625%, 03/15/2020	4,639,275
	Consolidated Communications, Inc.
1,160,000	6.500%, 10/01/2022	1,026,600
	EW Scripps Co. (The)
1,690,000	5.125%, 05/15/2025(c)	1,554,800
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	313,671
	iHeartCommunications, Inc.
2,515,000	9.000%, 12/15/2019(k)	1,697,625
	Intelsat Jackson Holdings S.A.
6,250,000	9.750%, 07/15/2025(c)	6,298,750
	Iridium Communications, Inc.
2,330,000	10.250%, 04/15/2023(c)	2,469,800
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/19/2021(c)(f)	527,800
	Netflix, Inc.
3,703,000	4.375%, 11/15/2026	3,369,730
	Quebecor Media, Inc.
6,490,000	5.750%, 01/15/2023	6,554,900
	Qwest Capital Funding, Inc.
1,217,000	6.875%, 07/15/2028	1,026,698
	Sirius XM Radio, Inc.
4,908,000	5.000%, 08/01/2027(c)	4,503,090
	Uber Technologies, Inc.
950,000	7.500%, 11/01/2023(c)	921,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications (continued)
	Uber Technologies, Inc. (Continued)
$ 930,000	8.000%, 11/01/2026(c)	$899,775
	VeriSign, Inc.
6,740,000	4.750%, 07/15/2027	6,346,047
	Verizon Communications, Inc.
1,500,000	4.125%, 03/16/2027	1,503,750
	ViaSat, Inc.
2,210,000	5.625%, 09/15/2025(c)	2,044,250

		51,257,316

Consumer, Cyclical: 4.2%
	Alimentation Couche-Tard, Inc.
845,000	3.279%, 12/13/2019(c)(i) 3 mo. USD LIBOR + 0.500%	842,869
	Allison Transmission, Inc.
7,180,000	4.750%, 10/01/2027(c)	6,426,100
	American Honda Finance Corp.
1,940,000	3.048%, 06/16/2020(i) 3 mo. USD LIBOR + 0.260%	1,933,696
	BMW US Capital LLC
1,870,000	2.835%, 04/12/2021(c)(i) 3 mo. USD LIBOR + 0.410%	1,852,408
	Churchill Downs, Inc.
3,850,000	4.750%, 01/15/2028(c)	3,502,345
	Cinemark USA, Inc.
5,600,000	4.875%, 06/01/2023	5,390,000
	Daimler Finance North America LLC
965,000	3.100%, 05/04/2020(c)	959,849
	FirstCash, Inc.
1,500,000	5.375%, 06/01/2024(c)	1,451,250
	GameStop Corp.
10,774,000	6.750%, 03/15/2021(c)	10,774,000
	General Motors Financial Co., Inc.
1,110,000	3.258%, 04/09/2021(i) 3 mo. USD LIBOR + 0.850%	1,085,088
	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
2,866,000	6.125%, 12/01/2024	2,858,835
	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
1,186,000	4.625%, 04/01/2025	1,126,700
	Home Depot, Inc. (The)
1,535,000	3.049%, 03/01/2022(i) 3 mo. USD LIBOR + 0.310%	1,520,233
	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
4,914,000	6.750%, 11/15/2021(c)	4,975,425
	KAR Auction Services, Inc.
5,794,000	5.125%, 06/01/2025(c)	5,258,055
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
7,342,000	4.750%, 06/01/2027(c)	6,846,415
	Latam Airlines 2015-1 Pass Through Trust
1,828,443	4.500%, 11/15/2023	1,760,973
	Nissan Motor Acceptance Corp.
1,960,000	3.308%, 03/15/2021(c)(i) 3 mo. USD LIBOR + 0.520%	1,930,592
960,000	3.650%, 09/21/2021(c)	955,768

Principal Amount^		Value

Consumer, Cyclical (continued)
	PulteGroup, Inc.
$ 1,300,000	5.000%, 01/15/2027	$1,181,375
	Six Flags Entertainment Corp.
3,900,000	5.500%, 04/15/2027(c)	3,685,500
	Taylor Morrison Communities, Inc.
1,000,000	6.625%, 05/15/2022	1,002,500
	Toyota Motor Credit Corp.
3,880,000	2.514%, 01/10/2020(i) 3 mo. USD LIBOR + 0.100%	3,872,542
740,000	2.716%, 04/13/2021(i) 3 mo. USD LIBOR + 0.280%	734,173
	United Continental Holdings, Inc.
3,100,000	4.250%, 10/01/2022	2,995,375
	Walmart, Inc.
1,940,000	3.054%, 06/23/2021(i) 3 mo. USD LIBOR + 0.230%	1,934,927

		76,856,993

Consumer, Non-cyclical: 5.7%
	Agiliti Health, Inc.
10,772,000	7.625%, 08/15/2020	10,704,675
	Campbell Soup Co.
985,000	3.288%, 03/16/2020(i) 3 mo. USD LIBOR + 0.500%	976,410
	Cimpress N.V.
1,000,000	7.000%, 06/15/2026(c)	965,000
	Cott Holdings, Inc.
1,230,000	5.500%, 04/01/2025(c)	1,163,888
	CVS Health Corp.
1,970,000	3.397%, 03/09/2020(i) 3 mo. USD LIBOR + 0.630%	1,966,763
1,970,000	3.487%, 03/09/2021(i) 3 mo. USD LIBOR + 0.720%	1,954,730
	Diageo Capital Plc
590,000	3.000%, 05/18/2020	590,641
	DJO Finance LLC/DJO Finance Corp.
13,269,000	8.125%, 06/15/2021(c)	13,700,242
	Encompass Health Corp.
2,000,000	5.750%, 11/01/2024	1,987,500
4,008,000	5.750%, 09/15/2025	3,927,840
	Gartner, Inc.
2,500,000	5.125%, 04/01/2025(c)	2,432,825
	Gilead Sciences, Inc.
1,655,000	3.012%, 03/20/2019(i) 3 mo. USD LIBOR + 0.220%	1,654,690
1,655,000	3.042%, 09/20/2019(i) 3 mo. USD LIBOR + 0.250%	1,653,457
	Graham Holdings Co.
2,860,000	5.750%, 06/01/2026(c)	2,874,300
	HCA, Inc.
6,250,000	5.625%, 09/01/2028	6,046,875
	Hologic, Inc.
2,000,000	4.625%, 02/01/2028(c)	1,810,000
	Lamb Weston Holdings, Inc.
4,400,000	4.625%, 11/01/2024(c)	4,290,000
2,750,000	4.875%, 11/01/2026(c)	2,653,750
	LSC Communications, Inc.
4,065,000	8.750%, 10/15/2023(c)	4,192,031
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC
395,000	5.500%, 04/15/2025(c)	274,525

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Consumer, Non-cyclical (continued)
	Nielsen Co. Luxembourg S.A.R.L. (The)
$6,280,000	5.500%, 10/01/2021(c)	$6,232,900
	Nielsen Finance LLC/Nielsen Finance Co.
600,000	5.000%, 04/15/2022(c)	576,000
	Pfizer, Inc.
1,925,000	3.000%, 09/15/2021	1,937,246
	Post Holdings, Inc.
2,890,000	5.500%, 03/01/2025(c)	2,784,688
3,000,000	5.750%, 03/01/2027(c)	2,827,500
1,400,000	5.625%, 01/15/2028(c)	1,293,250
	Rent-A-Center, Inc.
7,622,000	6.625%, 11/15/2020	7,431,450
	Revlon Consumer Products Corp.
1,120,000	6.250%, 08/01/2024	599,200
	Ritchie Bros Auctioneers, Inc.
2,470,000	5.375%, 01/15/2025(c)	2,408,250
	Service Corp. International
6,300,000	4.625%, 12/15/2027	5,945,625
	Teleflex, Inc.
2,488,000	4.875%, 06/01/2026	2,388,480
	Teva Pharmaceutical Finance Netherlands III B.V.
640,000	2.800%, 07/21/2023	551,769
380,000	3.150%, 10/01/2026	290,497
	Valeant Pharmaceuticals International
2,335,000	9.250%, 04/01/2026(c)	2,340,838
1,500,000	8.500%, 01/31/2027(c)	1,458,750

		104,886,585

Energy: 3.3%
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
4,986,000	5.375%, 09/15/2024	4,674,375
	Bellatrix Exploration Ltd.
1,840,000	8.500%, 05/15/2020(c)	1,039,600
	Bruin E&P Partners LLC
1,920,000	8.875%, 08/01/2023(c)	1,716,000
	California Resources Corp.
23,000	5.000%, 01/15/2020	20,470
92,000	5.500%, 09/15/2021	63,940
5,332,000	8.000%, 12/15/2022(c)	3,625,760
23,000	6.000%, 11/15/2024	14,260
	Callon Petroleum Co.
400,000	6.125%, 10/01/2024	374,000
	CNX Resources Corp.
4,100,000	5.875%, 04/15/2022	3,946,250
	Eclipse Resources Corp.
985,000	8.875%, 07/15/2023	849,563
	Genesis Energy L.P./Genesis Energy Finance Corp.
2,000,000	6.500%, 10/01/2025	1,770,000
1,000,000	6.250%, 05/15/2026	862,500
	Gran Tierra Energy International Holdings Ltd.
1,050,000	6.250%, 02/15/2025(c)	979,125
	Halcon Resources Corp.
3,200,000	6.750%, 02/15/2025	2,352,000

Principal Amount^		Value

Energy (continued)
	Jagged Peak Energy LLC
$565,000	5.875%, 05/01/2026(c)	$528,275
	Lonestar Resources America, Inc.
380,000	11.250%, 01/01/2023(c)	355,367
	MEG Energy Corp.
560,000	6.375%, 01/30/2023(c)	531,300
	Parkland Fuel Corp.
2,235,000	6.000%, 04/01/2026(c)	2,106,488
	PBF Holding Co. LLC/PBF Finance Corp.
4,600,000	7.250%, 06/15/2025	4,347,000
	Petrobras Global Finance B.V.
315,000	5.999%, 01/27/2028	297,363
2,625,000	5.750%, 02/01/2029	2,434,688
1,345,000	5.625%, 05/20/2043	1,132,167
	Plains All American Pipeline L.P./PAA Finance Corp.
2,000,000	4.500%, 12/15/2026	1,929,572
	Resolute Energy Corp.
3,329,000	8.500%, 05/01/2020	3,283,226
	Rowan Cos., Inc.
2,517,000	4.750%, 01/15/2024	1,912,920
	Tennessee Gas Pipeline Co. LLC
325,000	7.000%, 03/15/2027	367,954
	Transportadora de Gas del Sur S.A.
665,000	6.750%, 05/02/2025(c)	607,650
	Trinidad Drilling Ltd.
10,985,000	6.625%, 02/15/2025(c)	11,133,297
	Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp.
2,070,000	8.750%, 04/15/2023(c)	1,645,650
955,000	9.750%, 04/15/2023(c)	768,775
	WPX Energy, Inc.
3,867,000	6.000%, 01/15/2022	3,779,992
	YPF S.A.
780,000	47.833%, 07/07/2020(c)(i) BADLARPP + 4.000%	316,992
840,000	6.950%, 07/21/2027(c)	687,750

		60,454,269

Financial: 4.3%
	Abe Investment Holdings, Inc./Getty Images, Inc.
6,471,000	10.500%, 10/16/2020(c)	6,584,242
	AIA Group Ltd.
765,000	3.312%, 09/20/2021(c)(i) 3 mo. USD LIBOR + 0.520%	762,271
	American Equity Investment Life Holding Co.
2,950,000	5.000%, 06/15/2027	2,881,003
	American Express Co.
1,300,000	3.192%, 11/05/2021(i) 3 mo. USD LIBOR + 0.600%	1,295,406
	Banco Hipotecario S.A.
12,745,000 (ARS)	51.792%, 01/12/2020(c)(i) BADLARPP + 2.500%	355,344
12,020,000 (ARS)	52.250%, 11/07/2022(c)(i) BADLARPP + 4.000%	310,777
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(c)	136,784
	Banco Supervielle S.A.
15,000,000 (ARS)	56.625%, 08/09/2020(c)(i) BADLARPP + 4.500%	401,051

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Bank of America N.A.
$3,840,000	2.957%, 08/28/2020(i) 3 mo. USD LIBOR + 0.250%	$3,827,086
	Bank of New York Mellon (The)
1,875,000	3.036%, 12/04/2020(i) 3 mo. USD LIBOR + 0.300%	1,872,371
	CFLD Cayman Investment Ltd.
200,000	6.500%, 12/21/2020	177,738
	China Evergrande Group
930,000	8.250%, 03/23/2022	895,707
	CIFI Holdings Group Co. Ltd.
200,000	5.500%, 01/23/2022	182,174
	Citibank N.A.
3,290,000	3.061%, 09/18/2019(i) 3 mo. USD LIBOR + 0.260%	3,285,666
1,110,000	2.968%, 02/12/2021(i) 3 mo. USD LIBOR + 0.350%	1,098,564
	Compass Group Diversified Holdings LLC
500,000	8.000%, 05/01/2026(c)	495,938
	Country Garden Holdings Co. Ltd.
965,000	8.000%, 01/27/2024	935,352
	Credit Acceptance Corp.
2,125,000	7.375%, 03/15/2023	2,172,812
	Ditech Holding Corp.
612,748	9.000%, 12/31/2024(l) PIK rate 9.000%	61,275
	Easy Tactic Ltd.
200,000	7.000%, 04/25/2021	193,304
	Enova International, Inc.
1,120,000	8.500%, 09/01/2024(c)	980,000
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(c)	2,091,808
	Hall of Fame
387,300	10.822%, 03/20/2019(d)(e)(h)	387,300
	Howard Hughes Corp. (The)
1,610,000	5.375%, 03/15/2025(c)	1,521,450
	HSBC Holdings Plc
1,910,000	3.426%, 09/11/2021(i) 3 mo. USD LIBOR + 0.650%	1,885,470
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
6,380,000	6.250%, 02/01/2022	6,316,200
445,000	6.375%, 12/15/2025	429,425
	Iron Mountain, Inc.
700,000	5.250%, 03/15/2028(c)	621,250
	iStar, Inc.
3,359,000	6.000%, 04/01/2022	3,258,230
3,950,000	5.250%, 09/15/2022	3,702,730
	JPMorgan Chase Bank N.A.
1,975,000	2.868%, 02/13/2020(i) 3 mo. USD LIBOR + 0.250%	1,972,707
	Kennedy-Wilson, Inc.
1,440,000	5.875%, 04/01/2024	1,353,600
	Logan Property Holdings Co. Ltd.
200,000	5.250%, 02/23/2023	173,489

Principal Amount^		Value

Financial (continued)
	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.
$2,320,000	5.625%, 05/01/2024	$2,305,500
	Mitsubishi UFJ Financial Group, Inc.
1,935,000	3.158%, 07/26/2021(i) 3 mo. USD LIBOR + 0.650%	1,928,470
1,935,000	3.535%, 07/26/2021	1,942,981
	MPT Operating Partnership L.P./MPT Finance Corp.
5,050,000	5.000%, 10/15/2027	4,630,219
	New Metro Global Ltd.
200,000	6.500%, 04/23/2021	194,261
	Shimao Property Holdings Ltd.
200,000	4.750%, 07/03/2022	188,895
	Standard Chartered Plc
955,000	3.558%, 01/20/2023(c)(i) 3 mo. USD LIBOR + 1.150%	944,204
955,000	4.247%, 01/20/2023(c)(h) 3 mo. USD LIBOR + 1.150%	946,133
	Starwood Property Trust, Inc.
7,040,000	5.000%, 12/15/2021	6,934,400
	Sumitomo Mitsui Banking Corp.
1,960,000	2.799%, 01/17/2020(i) 3 mo. USD LIBOR + 0.350%	1,958,576
	Sunac China Holdings Ltd.
200,000	7.350%, 07/19/2021	193,511
	US Bank N.A.
1,860,000	3.009%, 11/16/2021(i) 3 mo. USD LIBOR + 0.380%	1,853,564
	USAA Capital Corp.
1,940,000	3.000%, 07/01/2020(c)	1,938,496
	Wells Fargo Bank N.A.
940,000	3.625%, 10/22/2021	945,938
	Yanlord Land Hong Kong Co. Ltd.
200,000	5.875%, 01/23/2022	196,472

		79,720,144

Industrial: 2.8%
	Ball Corp.
4,885,000	4.875%, 03/15/2026	4,775,088
	Bombardier, Inc.
100,000	5.750%, 03/15/2022(c)	93,750
100,000	6.000%, 10/15/2022(c)	94,250
700,000	6.125%, 01/15/2023(c)	658,000
1,289,000	7.500%, 03/15/2025(c)	1,219,716
	Caterpillar Financial Services Corp.
1,955,000	2.796%, 05/15/2020(i) 3 mo. USD LIBOR + 0.180%	1,948,352
1,650,000	3.026%, 09/04/2020(i) 3 mo. USD LIBOR + 0.290%	1,645,180
680,000	3.150%, 09/07/2021	682,053
	Covanta Holding Corp.
3,358,000	5.875%, 07/01/2025	3,101,953
500,000	6.000%, 01/01/2027	450,000
	Engility Corp.
8,493,000	8.875%, 09/01/2024	9,098,126
	General Dynamics Corp.
2,030,000	2.908%, 05/11/2020(i) 3 mo. USD LIBOR + 0.290%	2,027,705
2,030,000	2.998%, 05/11/2021(i) 3 mo. USD LIBOR + 0.380%	2,023,815
	General Electric Co.
613,000	5.000%, 01/21/2021(f)(h) 3 mo. USD LIBOR + 3.330%	469,711

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Great Lakes Dredge & Dock Corp.
$ 1,113,000	8.000%, 05/15/2022	$1,133,869
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	95,790
287,000	5.000%, 03/01/2021	136,325
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(c)	409,530
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(c)(k)	310,164
39,531	0.000%, 12/31/2099(e)	0
39,531	0.000%, 12/31/2099(e)	0
	Silgan Holdings, Inc.
850,000	4.750%, 03/15/2025	796,875
	TransDigm UK Holdings Plc
1,000,000	6.875%, 05/15/2026(c)	955,000
	TransDigm, Inc.
3,540,000	6.500%, 05/15/2025	3,393,975
2,175,000	6.375%, 06/15/2026	2,030,906
	USG Corp.
10,085,000	4.875%, 06/01/2027(c)	10,185,850
	Vertiv Group Corp.
3,769,000	9.250%, 10/15/2024(c)	3,486,325

		51,222,308

Technology: 1.5%
	CDK Global, Inc.
2,300,000	4.875%, 06/01/2027	2,144,750
	CDW LLC/CDW Finance Corp.
4,000,000	5.000%, 09/01/2025	3,845,000
	Fair Isaac Corp.
2,565,000	5.250%, 05/15/2026(c)	2,494,463
	IBM Credit LLC
1,940,000	2.742%, 02/05/2021(i) 3 mo. USD LIBOR + 0.160%	1,919,697
	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
4,727,000	6.000%, 07/15/2025(c)	4,638,369
	MSCI, Inc.
4,655,000	4.750%, 08/01/2026(c)	4,422,250
	Nuance Communications, Inc.
1,770,000	5.625%, 12/15/2026	1,685,925
	Open Text Corp.
1,572,000	5.875%, 06/01/2026(c)	1,544,490
	Sensata Technologies UK Financing Co. Plc
5,155,000	6.250%, 02/15/2026(c)	5,200,106

		27,895,050

Utilities: 0.4%
	AmeriGas Partners L.P./AmeriGas Finance Corp.
3,000,000	5.750%, 05/20/2027	2,670,000
	Enel SpA
1,990,000	8.750%, 09/24/2073(c)(h) USSW5 + 5.880%	2,039,750
	NRG Energy, Inc.
2,050,000	6.625%, 01/15/2027	2,073,063

		6,782,813

Principal Amount^		Value
TOTAL CORPORATE BONDS (Cost $519,938,920)		$494,029,367

GOVERNMENT SECURITIES & AGENCY ISSUE: 4.1%
	Argentina POM Politica Monetaria
$ 10,815,000 (ARS)	59.257%, 06/21/2020(i)	316,610
	Provincia de Buenos Aires
72,825,000 (ARS)	52.516%, 05/31/2022(i) BADLARPP + 3.830%	1,873,320
15,545,000 (ARS)	53.677%, 04/12/2025(c)(i) BADLARPP + 3.750%	406,581
	Republic of South Africa Government Bond
57,275,000 (ZAR)	8.750%, 01/31/2044	3,545,486
63,335,000 (ZAR)	8.750%, 02/28/2048	3,919,957
	United States Treasury Note
29,500,000	1.250%, 06/30/2019(a)	29,316,777
10,500,000	1.875%, 12/31/2019(a)	10,424,736
25,000,000	2.750%, 09/30/2020	25,098,145

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $79,278,633)		74,901,612

LIMITED PARTNERSHIPS: 0.2%
21,697	GACP II L.P.(d)	1,760,975
1,300,000%	U.S. Farming Realty Trust II L.P.(d)(e)	1,278,001

TOTAL LIMITED PARTNERSHIPS (Cost $2,989,960)		3,038,976

MORTGAGE-BACKED SECURITIES: 21.0%
	Adjustable Rate Mortgage Trust
67,437	Series 2004-4-3A1 4.234%, 03/25/2035(h)	67,414
321,004	Series 2005-1-3A1 4.242%, 05/25/2035(h)	323,889
2,372,606	Series 2005-2-6M2 3.486%, 06/25/2035(i) 1 mo. USD LIBOR + 0.980%	2,316,742
421,400	Series 2006-1-2A1 5.096%, 03/25/2036(h)	342,442
	American Home Mortgage Investment Trust
416,631	Series 2006-1-11A1 2.786%, 03/25/2046(i) 1 mo. USD LIBOR + 0.280%	396,466
	Banc of America Alternative Loan Trust
86,998	Series 2003-8-1CB1 5.500%, 10/25/2033	89,100
726,308	Series 2006-7-A4 5.998%, 10/25/2036(g)	406,454
	Banc of America Funding Trust
132,891	Series 2004-B-4A2 4.285%, 11/20/2034(h)	130,863
43,237	Series 2005-5-1A1 5.500%, 09/25/2035	46,217
84,137	Series 2005-7-3A1 5.750%, 11/25/2035	89,330

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Banc of America Funding Trust (Continued)
$ 158,374	Series 2006-6-1A2 6.250%, 08/25/2036	$155,714
935,736	Series 2006-7-T2A3 5.695%, 10/25/2036(h)	852,748
518,603	Series 2006-B-7A1 3.773%, 03/20/2036(h)	486,845
3,838,288	Series 2007-1-TA4 6.090%, 01/25/2037(g)	3,611,583
87,179	Series 2007-4-5A1 5.500%, 11/25/2034	86,257
3,525,590	Series 2010-R5-1A3 6.000%, 10/26/2037(c)(h)	3,263,583
891,247	Series 2010-R9-3A3 5.500%, 12/26/2035(c)	738,124
	Banc of America Mortgage Trust
30,160	Series 2005-A-2A1 3.681%, 02/25/2035(h)	30,011
319,020	Series 2005-I-4A1 4.099%, 10/25/2035(h)	307,998
	BBCMS Trust
750,000	Series 2018-CBM-E 5.605%, 07/15/2037(c)(i) 1 mo. LIBOR + 3.150%	746,378
	BCAP LLC Trust
105,357	Series 2007-AA2-22A1 6.000%, 03/25/2022	104,920
263,480	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(h)	230,855
3,537,000	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	2,922,505
3,394,863	Series 2013-RR1-4A3 6.001%, 08/26/2037(c)(h)	3,366,284
	Bear Stearns Adjustable Rate Mortgage Trust
5,205,492	Series 2005-12-25A1 3.553%, 02/25/2036(h)	4,137,562
	Bear Stearns Asset-Backed Securities I Trust
579,822	Series 2006-AC1-1A1 6.250%, 02/25/2036(g)	441,005
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 0.978%, 12/10/2054(c)(h)(m)	1,111,285
7,346,000	Series 2016-C7-XF 0.978%, 12/10/2054(c)(h)(m)	479,738
	CG-CCRE Commercial Mortgage Trust
105,000	Series 2014-FL2-COL1 5.955%, 11/15/2031(c)(d)(i) 1 mo. LIBOR + 3.500%	101,804
205,000	Series 2014-FL2-COL2 6.955%, 11/15/2031(c)(d)(i) 1 mo. LIBOR + 4.500%	195,713
	Chase Mortgage Finance Trust
3,935,854	Series 2007-S2-1A9 6.000%, 03/25/2037	3,225,862
1,904,072	Series 2007-S3-1A15 6.000%, 05/25/2037	1,456,844

Principal Amount^		Value
	ChaseFlex Trust
$ 1,452,056	Series 2007-3-2A1 2.806%, 07/25/2037(i) 1 mo. USD LIBOR + 0.300%	$1,335,093
	CIM Trust
6,000,000	Series 2016-1RR-B2 8.022%, 07/26/2055(c)(h)	5,838,750
10,000,000	Series 2016-2RR-B2 7.400%, 02/25/2056(c)(h)	10,126,250
10,000,000	Series 2016-3RR-B2 7.536%, 02/27/2056(c)(h)	9,806,250
7,860,000	Series 2017-3RR-B2 11.038%, 01/27/2057(c)(h)	8,533,012
	Citicorp Mortgage Securities Trust
3,271,537	Series 2006-7-1A1 6.000%, 12/25/2036	2,852,105
	Citigroup Commercial Mortgage Trust
1,327,000	Series 2015-GC27-D 4.428%, 02/10/2048(c)(h)	1,198,218
	Citigroup Mortgage Loan Trust, Inc.
261,483	Series 2005-5-2A2 5.750%, 08/25/2035	204,688
3,784,808	Series 2005-5-3A2A 4.100%, 10/25/2035(h)	2,876,876
666,485	Series 2009-6-8A2 6.000%, 08/25/2022(c)(h)	696,875
3,648,449	Series 2011-12-1A2 3.790%, 04/25/2036(c)(h)	2,939,930
350,936	Series 2018-A-A1 4.000%, 01/25/2068(c)(h)	352,148
826,194	Series 2018-C-A1 4.125%, 03/25/2059(c)(g)	835,582
	CitiMortgage Alternative Loan Trust
340,286	Series 2006-A5-1A13 2.956%, 10/25/2036(i) 1 mo. USD LIBOR + 0.450%	277,829
334,874	Series 2006-A5-1A2 4.044%, 10/25/2036(i)(m) -1*1 mo. USD LIBOR + 6.550%	46,663
579,907	Series 2007-A4-1A13 5.750%, 04/25/2037	536,810
296,930	Series 2007-A4-1A6 5.750%, 04/25/2037	274,863
2,803,080	Series 2007-A6-1A5 6.000%, 06/25/2037	2,710,480
	COMM Mortgage Trust
100,000	Series 2013-LC13-D 5.271%, 08/10/2046(c)(h)	95,826
1,737,000	Series 2014-LC15-D 4.943%, 04/10/2047(c)(h)	1,582,730
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(c)(d)	1,141,208
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)(d)	967,194
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(c)(d)	996,765
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(d)(h)	1
1,000,000	Series 2015-CR26-E 3.250%, 10/10/2048(c)	665,936
1,000,000	Series 2015-CR26-F 3.250%, 10/10/2048(c)	605,773

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	COMM Mortgage Trust (Continued)
$ 510,000	Series 2016-SAVA-C 5.349%, 10/15/2034(c)(i) 1 mo. LIBOR + 3.000%	$510,589
1,989,000	Series 2018-HCLV-D 4.632%, 09/15/2033(c)(i) 1 mo. LIBOR + 2.177%	1,976,969
	Countrywide Alternative Loan Trust
163,258	Series 2003-22CB-1A1 5.750%, 12/25/2033	165,604
627,694	Series 2004-13CB-A4 0.000%, 07/25/2034(n)	531,198
61,902	Series 2004-14T2-A11 5.500%, 08/25/2034	64,194
127,090	Series 2004-16CB-1A1 5.500%, 07/25/2034	130,884
144,539	Series 2004-16CB-3A1 5.500%, 08/25/2034	148,599
53,254	Series 2004-28CB-5A1 5.750%, 01/25/2035	52,953
287,204	Series 2004-J10-2CB1 6.000%, 09/25/2034	298,780
58,206	Series 2004-J3-1A1 5.500%, 04/25/2034	59,190
6,509,900	Series 2005-64CB-1A10 5.750%, 12/25/2035	6,378,962
111,434	Series 2005-J1-2A1 5.500%, 02/25/2025	113,662
3,059,977	Series 2006-13T1-A13 6.000%, 05/25/2036	2,345,756
490,659	Series 2006-31CB-A7 6.000%, 11/25/2036	412,691
4,796,268	Series 2006-36T2-2A1 6.250%, 12/25/2036	3,322,194
449,940	Series 2006-J1-2A1 7.000%, 02/25/2036	168,993
251,071	Series 2007-16CB-2A1 2.956%, 08/25/2037(i) 1 mo. USD LIBOR + 0.450%	144,739
72,704	Series 2007-16CB-2A2 33.698%, 08/25/2037(i) -8.3333*1 mo. USD LIBOR + 54.583%	138,414
491,784	Series 2007-19-1A34 6.000%, 08/25/2037	385,738
1,421,128	Series 2007-20-A12 6.250%, 08/25/2047	1,199,703
465,024	Series 2007-22-2A16 6.500%, 09/25/2037	317,766
3,604,700	Series 2007-HY2-1A 3.631%, 03/25/2047(h)	3,382,053
2,477,056	Series 2007-HY7C-A4 2.736%, 08/25/2037(i) 1 mo. USD LIBOR + 0.230%	2,277,065
	Countrywide Alternative Loan Trust Resecuritization
683,435	Series 2008-2R-2A1 7.648%, 08/25/2037(h)	486,127

Principal Amount^		Value
$ 4,212,058	Series 2008-2R-4A1 6.250%, 08/25/2037(h)	$3,380,295
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 5.256%, 05/25/2023(c)(i) 1 mo. USD LIBOR + 2.750%	1,983,420
	Countrywide Home Loan Mortgage Pass-Through Trust
69,812	Series 2004-12-8A1 4.441%, 08/25/2034(h)	68,897
10,429	Series 2004-HYB4-2A1 4.171%, 09/20/2034(h)	10,135
78,523	Series 2004-HYB8-4A1 3.329%, 01/20/2035(h)	78,268
759,981	Series 2005-23-A1 5.500%, 11/25/2035	640,551
475,279	Series 2005-HYB8-4A1 3.962%, 12/20/2035(h)	458,366
3,947,058	Series 2006-9-A1 6.000%, 05/25/2036	3,226,297
199,862	Series 2007-10-A5 6.000%, 07/25/2037	162,725
869,736	Series 2007-13-A5 6.000%, 08/25/2037	718,052
	Credit Suisse First Boston Mortgage Securities Corp.
67,195	Series 2003-AR26-7A1 4.350%, 11/25/2033(h)	67,666
38,216	Series 2003-AR28-4A1 4.567%, 12/25/2033(h)	38,702
1,424,611	Series 2005-11-7A1 6.000%, 12/25/2035	1,186,632
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
55,332	Series 2003-27-4A4 5.750%, 11/25/2033	56,335
2,619,249	Series 2005-10-10A3 6.000%, 11/25/2035	1,380,052
	Credit Suisse Mortgage-Backed Trust
957,348	Series 2006-6-1A10 6.000%, 07/25/2036	782,806
723,406	Series 2007-1-4A1 6.500%, 02/25/2022	248,181
84,892	Series 2007-2-2A5 5.000%, 03/25/2037	80,886
445,877	Series 2010-7R-4A17 6.000%, 04/26/2037(c)(h)	423,866
1,957,574	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	2,090,272
1,200,000	Series 2014-USA-E 4.373%, 09/15/2037(c)	1,079,761
921,833	Series 2018-RPL2-A1 4.030%, 08/25/2062(c)(g)	920,299
339,219	Series 2018-RPL7-A1 4.000%, 08/26/2058(c)	339,499
	Deutsche Mortgage and Asset Receiving Corp.
3,552,429	Series 2014-RS1-1A2 6.518%, 07/27/2037(c)(h)	3,131,076

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
$ 205,016	Series 2004-4-7AR1 2.856%, 06/25/2034(i) 1 mo. USD LIBOR + 0.350%	$200,199
160,893	Series 2006-PR1-3A1 8.687%, 04/15/2036(c)(i) -1.4*1 mo. USD LIBOR + 12.124%	156,167
	DSLA Mortgage Loan Trust
159,409	Series 2005-AR5-2A1A 2.800%, 09/19/2045(i) 1 mo. USD LIBOR + 0.330%	130,782
	Dukinfield II Plc
447,177 (GBP)	Series 2-A 2.158%, 12/20/2052(i) 3 mo. GBP LIBOR + 1.250%	573,218
	Eurosail-UK Plc
159,320 (GBP)	Series 2007-2X-A3C 1.050%, 03/13/2045(i) 3 mo. GBP LIBOR + 0.150%	197,259
	Federal Home Loan Mortgage Corp. REMICS
761,198	Series 3118-SD 4.245%, 02/15/2036(i)(m) -1*1 mo. LIBOR + 6.700%	106,459
272,654	Series 3301-MS 3.645%, 04/15/2037(i)(m) -1*1 mo. LIBOR + 6.100%	30,412
379,330	Series 3303-SE 3.625%, 04/15/2037(i)(m) -1*1 mo. LIBOR + 6.080%	50,021
246,564	Series 3303-SG 3.645%, 04/15/2037(i)(m) -1*1 mo. LIBOR + 6.100%	32,536
92,791	Series 3382-SB 3.545%, 11/15/2037(i)(m) -1*1 mo. LIBOR + 6.000%	8,227
362,685	Series 3382-SW 3.845%, 11/15/2037(i)(m) -1*1 mo. LIBOR + 6.300%	47,558
107,998	Series 3384-S 3.935%, 11/15/2037(i)(m) -1*1 mo. LIBOR + 6.390%	10,020
230,993	Series 3384-SG 3.855%, 08/15/2036(i)(m) -1*1 mo. LIBOR + 6.310%	32,510
2,415,102	Series 3404-SA 3.545%, 01/15/2038(i)(m) -1*1 mo. LIBOR + 6.000%	312,693
149,159	Series 3417-SX 3.725%, 02/15/2038(i)(m) -1*1 mo. LIBOR + 6.180%	13,030
85,788	Series 3423-GS 3.195%, 03/15/2038(i)(m) -1*1 mo. LIBOR + 5.650%	7,781
793,316	Series 3423-TG 0.350%, 03/15/2038(i)(m) -1*1 mo. LIBOR + 6.000%	7,206
3,276,467	Series 3435-S 3.525%, 04/15/2038(i)(m) -1*1 mo. LIBOR + 5.980%	430,092

Principal Amount^		Value
$ 104,821	Series 3445-ES 3.545%, 05/15/2038(i)(m) -1*1 mo. LIBOR + 6.000%	$9,276
442,517	Series 3523-SM 3.545%, 04/15/2039(i)(m) -1*1 mo. LIBOR + 6.000%	48,943
281,243	Series 3560-KS 3.945%, 11/15/2036(i)(m) -1*1 mo. LIBOR + 6.400%	32,593
184,518	Series 3598-SA 3.895%, 11/15/2039(i)(m) -1*1 mo. LIBOR + 6.350%	18,963
201,375	Series 3641-TB 4.500%, 03/15/2040	213,517
821,005	Series 3728-SV 1.995%, 09/15/2040(i)(m) -1*1 mo. LIBOR + 4.450%	53,853
289,474	Series 3758-S 3.575%, 11/15/2040(i)(m) -1*1 mo. LIBOR + 6.030%	37,326
1,277,984	Series 3770-SP 4.045%, 11/15/2040(i)(m) -1*1 mo. LIBOR + 6.500%	97,004
343,755	Series 3815-ST 3.395%, 02/15/2041(i)(m) -1*1 mo. LIBOR + 5.850%	41,770
756,339	Series 3859-SI 4.145%, 05/15/2041(i)(m) -1*1 mo. LIBOR + 6.600%	127,678
234,465	Series 3872-SL 3.495%, 06/15/2041(i)(m) -1*1 mo. LIBOR + 5.950%	29,187
186,827	Series 3900-SB 3.515%, 07/15/2041(i)(m) -1*1 mo. LIBOR + 5.970%	22,334
30,651	Series 3946-SM 7.335%, 10/15/2041(i) -3*1 mo. LIBOR + 14.700%	36,633
1,323,193	Series 3957-DZ 3.500%, 11/15/2041	1,319,437
1,355,732	Series 3972-AZ 3.500%, 12/15/2041	1,340,536
4,155,619	Series 3984-DS 3.495%, 01/15/2042(i)(m) -1*1 mo. LIBOR + 5.950%	584,468
4,457,691	Series 4223-AT 3.000%, 07/15/2043(i) -6*1 mo. LIBOR + 30.000%	3,790,770
2,233,682	Series 4229-MS 3.404%, 07/15/2043(i) -1.75*1 mo. LIBOR + 7.700%	2,028,681
4,727,902	Series 4239-OU 0.000%, 07/15/2043(n)	3,243,834
3,777,822	Series 4291-MS 3.445%, 01/15/2054(i)(m) -1*1 mo. LIBOR + 5.900%	584,011
3,926,651	Series 4302-GS 3.695%, 02/15/2044(i)(m) -1*1 mo. LIBOR + 6.150%	544,336
3,887,070	Series 4314-MS 3.645%, 07/15/2043(i)(m) -1*1 mo. LIBOR + 6.100%	441,079

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 10,000,000	Series 4435-SA 4.990%, 01/15/2041(i) -2*1 mo. LIBOR + 9.900%	$10,748,146
6,309,209	Series 4623-Z 3.000%, 10/15/2046	5,900,705
8,588,029	Series 4657-VZ 3.000%, 02/15/2047	7,862,726
4,560,069	Series 4767-ZH 3.500%, 03/15/2048	4,353,670
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
93,324	Series 2014-DN2-M2 4.156%, 04/25/2024(i) 1 mo. USD LIBOR + 1.650%	94,048
498,768	Series 2015-DNA1-M2 4.356%, 10/25/2027(i) 1 mo. USD LIBOR + 1.850%	505,103
40,000	Series 2018-DNA1-M2 4.306%, 07/25/2030(i) 1 mo. USD LIBOR + 1.800%	38,493
	Federal National Mortgage Association Connecticut Avenue Securities
430,000	Series 2017-C05-1M2 4.706%, 01/25/2030(i) 1 mo. USD LIBOR + 2.200%	431,311
95,000	Series 2017-C07-1M2 4.906%, 05/25/2030(i) 1 mo. USD LIBOR + 2.400%	95,819
	Federal National Mortgage Association REMICS
423,030	Series 2003-84-PZ 5.000%, 09/25/2033	454,590
1,043,800	Series 2005-42-SA 4.294%, 05/25/2035(i)(m) -1*1 mo. LIBOR + 6.800%	90,874
2,718,372	Series 2006-92-LI 4.074%, 10/25/2036(i)(m) -1*1 mo. LIBOR + 6.580%	394,510
676,190	Series 2007-39-AI 3.614%, 05/25/2037(i)(m) -1*1 mo. LIBOR + 6.120%	88,798
212,457	Series 2007-57-SX 4.305%, 10/25/2036(i)(m) -1*1 mo. LIBOR + 6.620%	28,502
57,843	Series 2007-68-SA 4.144%, 07/25/2037(i)(m) -1*1 mo. LIBOR + 6.650%	7,518
62,153	Series 2008-1-CI 3.794%, 02/25/2038(i)(m) -1*1 mo. LIBOR + 6.300%	7,130
2,175,530	Series 2008-33-SA 3.494%, 04/25/2038(i)(m) -1*1 mo. LIBOR + 6.000%	292,323
85,253	Series 2008-56-SB 3.554%, 07/25/2038(i)(m) -1*1 mo. LIBOR + 6.060%	9,708

Principal Amount^		Value
$ 4,476,098	Series 2009-110-SD 3.744%, 01/25/2040(i)(m) -1*1 mo. LIBOR + 6.250%	$601,036
64,623	Series 2009-111-SE 3.744%, 01/25/2040(i)(m) -1*1 mo. LIBOR + 6.250%	7,289
268,939	Series 2009-86-CI 3.294%, 09/25/2036(i)(m) -1*1 mo. LIBOR + 5.800%	28,324
156,510	Series 2009-87-SA 3.494%, 11/25/2049(i)(m) -1*1 mo. LIBOR + 6.000%	18,314
95,835	Series 2009-90-IB 3.214%, 04/25/2037(i)(m) -1*1 mo. LIBOR + 5.720%	9,383
114,235	Series 2010-11-SC 2.294%, 02/25/2040(i)(m) -1*1 mo. LIBOR + 4.800%	8,347
66,539	Series 2010-115-SD 4.094%, 11/25/2039(i)(m) -1*1 mo. LIBOR + 6.600%	8,143
4,409,024	Series 2010-123-SK 3.544%, 11/25/2040(i)(m) -1*1 mo. LIBOR + 6.050%	690,246
1,332,740	Series 2010-134-SE 4.144%, 12/25/2025(i)(m) -1*1 mo. LIBOR + 6.650%	110,630
272,075	Series 2010-15-SL 2.444%, 03/25/2040(i)(m) -1*1 mo. LIBOR + 4.950%	24,941
89,661	Series 2010-9-GS 2.244%, 02/25/2040(i)(m) -1*1 mo. LIBOR + 4.750%	5,141
6,420	Series 2011-110-LS 5.402%, 11/25/2041(i) -2*1 mo. LIBOR + 10.100%	7,246
399,863	Series 2011-111-VZ 4.000%, 11/25/2041	401,058
1,547,553	Series 2011-141-PZ 4.000%, 01/25/2042	1,584,078
198,380	Series 2011-5-PS 3.894%, 11/25/2040(i)(m) -1*1 mo. LIBOR + 6.400%	20,686
897,813	Series 2011-63-AS 3.414%, 07/25/2041(i)(m) -1*1 mo. LIBOR + 5.920%	114,735
2,553,930	Series 2011-93-ES 3.994%, 09/25/2041(i)(m) -1*1 mo. LIBOR + 6.500%	360,792
1,786,655	Series 2012-106-SA 3.654%, 10/25/2042(i)(m) -1*1 mo. LIBOR + 6.160%	279,656
2,994,607	Series 2012-131-BS 2.581%, 12/25/2042(i) -1.2*1 mo. LIBOR + 5.400%	2,424,088
11,100,940	Series 2013-109-BO 0.000%, 07/25/2043(n)	7,116,434
2,002,333	Series 2013-15-SC 2.641%, 03/25/2033(i) -1.2*1 mo. LIBOR + 5.460%	1,848,271
5,787,725	Series 2013-51-HS 2.393%, 04/25/2043(i) -1.2*1 mo. LIBOR + 5.400%	4,707,115

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 8,274,687	Series 2013-53-ZC 3.000%, 06/25/2043	$7,861,218
3,711,610	Series 2013-67-NS 2.241%, 07/25/2043(i) -1.5*1 mo. LIBOR + 6.000%	2,876,451
5,895,751	Series 2013-74-HZ 3.000%, 07/25/2043	5,578,115
4,530,062	Series 2014-50-WS 3.694%, 08/25/2044(i)(m) -1*1 mo. LIBOR + 6.200%	548,445
10,874,952	Series 2016-72-ZG 3.000%, 10/25/2046	9,749,871
	First Horizon Alternative Mortgage Securities Trust
870,740	Series 2006-FA6-1A4 6.250%, 11/25/2036	647,514
350,561	Series 2007-FA4-1A7 6.000%, 08/25/2037	262,871
	First Horizon Mortgage Pass-Through Trust
208,306	Series 2006-1-1A10 6.000%, 05/25/2036	168,105
	GMACM Mortgage Loan Trust
313,356	Series 2005-AR1-3A 4.052%, 03/18/2035(h)	316,172
211,879	Series 2005-AR4-3A1 4.268%, 07/19/2035(h)	206,673
	Gosforth Funding Plc
544,351	Series 2018-1A-A1 3.139%, 08/25/2060(c)(i) 3 mo. USD LIBOR + 0.450%	542,962
	Government National Mortgage Association
782,607	Series 2007-21-S 3.745%, 04/16/2037(i)(m) -1*1 mo. LIBOR + 6.200%	111,262
275,544	Series 2008-69-SB 5.160%, 08/20/2038(i)(m) -1*1 mo. LIBOR + 7.630%	45,969
322,254	Series 2009-104-SD 3.895%, 11/16/2039(i)(m) -1*1 mo. LIBOR + 6.350%	41,786
60,716	Series 2010-98-IA 5.738%, 03/20/2039(h)(m)	7,638
731,898	Series 2011-45-GZ 4.500%, 03/20/2041	765,470
214,496	Series 2011-69-OC 0.000%, 05/20/2041(n)	183,617
4,353,509	Series 2011-69-SC 2.910%, 05/20/2041(i)(m) -1*1 mo. LIBOR + 5.380%	481,543
666,744	Series 2011-89-SA 2.980%, 06/20/2041(i)(m) -1*1 mo. LIBOR + 5.450%	70,719
6,241,424	Series 2012-135-IO 0.579%, 01/16/2053(h)(m)	225,321
3,418,951	Series 2013-102-BS 3.680%, 03/20/2043(i)(m) -1*1 mo. LIBOR + 6.150%	390,260

Principal Amount^		Value
$ 53,439,248	Series 2013-155-IB 0.152%, 09/16/2053(h)(m)	$948,429
5,301,578	Series 2014-145-CS 3.145%, 05/16/2044(i)(m) -1*1 mo. LIBOR + 5.600%	752,209
3,575,385	Series 2014-156-PS 3.780%, 10/20/2044(i)(m) -1*1 mo. LIBOR + 6.250%	479,758
5,792,543	Series 2014-5-SA 3.080%, 01/20/2044(i)(m) -1*1 mo. LIBOR + 5.550%	699,668
5,775,787	Series 2014-58-SG 3.145%, 04/16/2044(i)(m) -1*1 mo. LIBOR + 5.600%	691,132
5,807,531	Series 2014-76-SA 3.130%, 01/20/2040(i)(m) -1*1 mo. LIBOR + 5.600%	773,361
6,245,738	Series 2014-95-CS 3.795%, 06/16/2044(i)(m) -1*1 mo. LIBOR + 6.250%	837,199
8,388,331	Series 2018-105-SH 3.780%, 08/20/2048(i)(m) -1*1 mo. LIBOR + 6.250%	1,110,545
108,969,248	Series 2018-111-SA 2.080%, 08/20/2048(i)(m) -1*1 mo. LIBOR + 4.550%	7,421,558
36,211,901	Series 2018-134-CS 3.730%, 10/20/2048(i)(m) -1*1 mo. LIBOR + 6.200%	4,554,747
9,977,259	Series 2018-153-AS 3.680%, 11/20/2048(i)(m) -1*1 mo. LIBOR + 6.150%	1,317,103
	GS Mortgage Securities Corp. Trust
962,000	Series 2018-FBLU-F 5.705%, 11/15/2035(c)(i) 1 mo. USD LIBOR + 3.250%	957,914
1,503,000	Series 2018-TWR-G 6.380%, 07/15/2031(c)(i) 1 mo. LIBOR + 3.925%	1,482,697
	GS Mortgage Securities Trust
1,010,000	Series 2011-GC5-D 5.391%, 08/10/2044(c)(h)	976,461
2,554,000	Series 2014-GC26-D 4.510%, 11/10/2047(c)(h)	2,209,816
1,242,000	Series 2015-GC34-D 2.979%, 10/10/2048	988,572
	GSR Mortgage Loan Trust
50,036	Series 2005-4F-6A1 6.500%, 02/25/2035	50,153
911,834	Series 2005-9F-2A1 6.000%, 01/25/2036	738,034
177,626	Series 2005-AR4-6A1 4.332%, 07/25/2035(h)	178,657
276,527	Series 2005-AR6-4A5 4.431%, 09/25/2035(h)	279,482
318,232	Series 2006-7F-3A4 6.250%, 08/25/2036	193,968
402,894	Series 2006-8F-2A1 6.000%, 09/25/2036	379,654
	HarborView Mortgage Loan Trust
147,651	Series 2003-2-1A 3.210%, 10/19/2033(i) 1 mo. USD LIBOR + 0.740%	143,419

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	HarborView Mortgage Loan Trust (Continued)
$ 379,477	Series 2004-11-2A2A 3.110%, 01/19/2035(i) 1 mo. USD LIBOR + 0.640%	$353,821
10,143,436	Series 2006-8-1A1 2.679%, 07/21/2036(i) 1 mo. USD LIBOR + 0.200%	7,628,903
5,585,492	Series 2007-7-2A1B 3.506%, 10/25/2037(i) 1 mo. USD LIBOR + 1.000%	4,699,362
	Impac Secured Assets Trust
8,981,374	Series 2007-2-1A1C 2.886%, 05/25/2037(i) 1 mo. USD LIBOR + 0.380%	7,599,149
	IndyMac INDA Mortgage Loan Trust
346,293	Series 2006-AR3-1A1 4.395%, 12/25/2036(h)	329,087
	IndyMac INDX Mortgage Loan Trust
270,529	Series 2004-AR12-A1 3.286%, 12/25/2034(i) 1 mo. USD LIBOR + 0.780%	241,846
682,270	Series 2004-AR6-4A 4.558%, 10/25/2034(h)	705,480
231,026	Series 2004-AR7-A5 3.726%, 09/25/2034(i) 1 mo. USD LIBOR + 1.220%	212,052
150,171	Series 2005-16IP-A1 3.146%, 07/25/2045(i) 1 mo. USD LIBOR + 0.640%	145,652
392,993	Series 2005-AR11-A3 3.909%, 08/25/2035(h)	351,782
858,410	Series 2006-AR2-2A1 2.716%, 02/25/2046(i) 1 mo. USD LIBOR + 0.210%	729,649
2,896,692	Series 2006-AR5-2A1 3.649%, 05/25/2036(h)	2,590,546
4,870,788	Series 2006-R1-A3 3.796%, 12/25/2035(h)	4,678,289
1,677,345	Series 2007-AR5-2A1 3.595%, 05/25/2037(h)	1,553,209
	JP Morgan Chase Commercial Mortgage Securities Trust
62,000	Series 2006-LDP9-AMS 5.337%, 05/15/2047	62,067
30,706	Series 2007-LDPX-AM 5.464%, 01/15/2049(h)	30,762
2,500,000	Series 2011-C3-E 5.660%, 02/15/2046(c)(h)	2,466,630
	JP Morgan Mortgage Trust
79,972	Series 2003-A2-3A1 4.115%, 11/25/2033(h)	80,774
450,265	Series 2004-S1-2A1 6.000%, 09/25/2034	469,707
92,186	Series 2005-A1-6T1 4.336%, 02/25/2035(h)	91,746
116,816	Series 2005-A2-3A2 3.807%, 04/25/2035(h)	117,767
36,370	Series 2005-A3-4A1 4.714%, 06/25/2035(h)	36,786
3,142,332	Series 2005-ALT1-3A1 4.107%, 10/25/2035(h)	2,758,414

Principal Amount^		Value
$ 198,011	Series 2006-A1-1A2 4.688%, 02/25/2036(h)	$184,356
93,792	Series 2007-A1-4A2 4.570%, 07/25/2035(h)	96,563
60,775	Series 2007-S1-1A2 5.500%, 03/25/2022	68,275
913,101	Series 2007-S3-1A97 6.000%, 08/25/2037	721,123
464,099	Series 2008-R2-2A 5.500%, 12/27/2035(c)(h)	452,727
	JP Morgan Resecuritization Trust
7,773,992	Series 2015-4-1A7 2.505%, 06/26/2047(c)(i) 1 mo. USD LIBOR + 0.190%	4,948,021
	JPMBB Commercial Mortgage Securities Trust
150,000	Series 2013-C17-E 3.867%, 01/15/2047(c)(d)(h)	124,918
1,616,000	Series 2014-C23-D 3.978%, 09/15/2047(c)(h)	1,445,749
300,000	Series 2014-C23-E 3.364%, 09/15/2047(c)(d)(h)	232,380
78,000	Series 2015-C27-D 3.843%, 02/15/2048(c)(h)	71,043
4,749,500	Series 2015-C27-XFG 1.343%, 02/15/2048(c)(h)(m)	327,403
	Lehman Mortgage Trust
1,963,675	Series 2006-2-2A3 5.750%, 04/25/2036	1,946,801
	Lehman XS Trust
2	Series 2006-12N-A2A1 2.656%, 08/25/2046(e)(i) 1 mo. USD LIBOR + 0.150%	2
163,368	Series 2006-2N-1A1 2.766%, 02/25/2046(i) 1 mo. USD LIBOR + 0.260%	150,634
	Ludgate Funding Plc
129,831 (EUR)	Series 2007-1-A2B 0.000%, 01/01/2061(i) -1*3 mo. EURIBOR + 0.160%	138,594
499,570 (GBP)	Series 2008-W1X-A1 1.399%, 01/01/2061(i) 3 mo. GBP LIBOR + 0.600%	607,055
	Master Adjustable Rate Mortgages Trust
175,338	Series 2004-7-3A1 4.201%, 07/25/2034(h)	171,851
92,290	Series 2006-2-1A1 4.361%, 04/25/2036(h)	91,934
	Master Alternative Loan Trust
43,720	Series 2003-9-4A1 5.250%, 11/25/2033	45,350
45,986	Series 2004-5-1A1 5.500%, 06/25/2034	47,357
58,268	Series 2004-5-2A1 6.000%, 06/25/2034	60,691
224,814	Series 2004-8-2A1 6.000%, 09/25/2034	241,250
	Merrill Lynch Alternative Note Asset Trust
590,189	Series 2007-AF1-1AF2 5.750%, 05/25/2037	553,704

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Merrill Lynch Mortgage Investors Trust
$ 20,645	Series 2006-2-2A 4.185%, 05/25/2036(h)	$20,860
	Monarch Beach Resort Trust
1,250,000	Series 2018-MBMZ-M 7.415%, 07/15/2025(c)(i) 1 mo. LIBOR + 4.960%	1,227,986
	Morgan Stanley Bank of America Merrill Lynch Trust
82,000	Series 2015-C20-D 3.071%, 02/15/2048(c)	68,503
1,000,000	Series 2015-C26-E 4.405%, 10/15/2048(c)(h)	726,363
	Morgan Stanley Capital I Trust
1,500,000	Series 2007-IQ15-B 6.121%, 06/11/2049(c)(h)	1,501,531
285,000	Series 2011-C2-D 5.485%, 06/15/2044(c)(h)	284,481
235,000	Series 2011-C2-E 5.485%, 06/15/2044(c)(h)	226,001
	Morgan Stanley Mortgage Loan Trust
3,643,972	Series 2005-9AR-2A 4.234%, 12/25/2035(h)	3,428,730
3,480,134	Series 2006-11-2A2 6.000%, 08/25/2036	2,762,358
452,142	Series 2006-7-3A 5.040%, 06/25/2036(h)	384,399
283,154	Series 2007-13-6A1 6.000%, 10/25/2037	228,703
	Morgan Stanley Re-Remic Trust
512,665	Series 2010-R9-3C 6.000%, 11/26/2036(c)(h)	514,406
	Motel 6 Trust
1,526,018	Series 2017-M6MZ-M 9.382%, 08/15/2019(c)(i) 1 mo. LIBOR + 6.927%	1,551,837
	Newgate Funding Plc
199,922 (EUR)	Series 2007-3X-A2B 0.289%, 12/15/2050(i) -1*3 mo. EURIBOR + 0.600%	219,852
	Prime Mortgage Trust
1,575,473	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	1,267,684
	Residential Accredit Loans, Inc.
231,512	Series 2006-QO4-2A1 2.696%, 04/25/2046(i) 1 mo. USD LIBOR + 0.190%	216,517
1,222,931	Series 2006-QS10-A9 6.500%, 08/25/2036	1,141,150
735,222	Series 2006-QS14-A18 6.250%, 11/25/2036	649,219
574,952	Series 2006-QS17-A5 6.000%, 12/25/2036	524,811
576,475	Series 2006-QS2-1A4 5.500%, 02/25/2036	502,298
713,718	Series 2006-QS7-A3 6.000%, 06/25/2036	647,048
718,609	Series 2007-QS1-2A10 6.000%, 01/25/2037	637,389

Principal Amount^		Value
$ 1,113,265	Series 2007-QS3-A1 6.500%, 02/25/2037	$1,023,215
2,526,079	Series 2007-QS6-A6 6.250%, 04/25/2037	2,370,722
617,520	Series 2007-QS8-A8 6.000%, 06/25/2037	555,082
1,835,078	Series 2007-QS9-A33 6.500%, 07/25/2037	1,674,421
	Residential Asset Securitization Trust
467,928	Series 2003-A9-A2 4.000%, 08/25/2033	451,518
194,993	Series 2005-A8CB-A9 5.375%, 07/25/2035	169,269
348,651	Series 2006-A8-1A1 6.000%, 08/25/2036	304,973
279,931	Series 2007-A1-A8 6.000%, 03/25/2037	177,074
560,473	Series 2007-A5-2A5 6.000%, 05/25/2037	475,832
17,094,822	Series 2007-A9-A1 3.056%, 09/25/2037(i) 1 mo. USD LIBOR + 0.550%	7,786,067
17,094,822	Series 2007-A9-A2 3.944%, 09/25/2037(i)(m) -1*1 mo. USD LIBOR + 6.450%	4,492,205
	Residential Funding Mortgage Securities I Trust
56,622	Series 2006-S1-1A3 5.750%, 01/25/2036	53,812
693,133	Series 2006-S4-A5 6.000%, 04/25/2036	677,148
473,378	Series 2006-SA2-3A1 4.959%, 08/25/2036(h)	443,623
	RMAC Securities No 1 Plc
109,675 (EUR)	Series 2006-NS1X-A2C 0.000%, 06/12/2044(i) -1*3 mo. EURIBOR + 0.150%	117,571
	SLIDE
2,467,329	Series 2018-FUN-F 5.455%, 06/15/2031(c)(i) 1 mo. LIBOR + 3.000%	2,439,154
	Stanwich Mortgage Loan Trust
148,570	Series 2011-5-A 4.315%, 09/15/2037(c)(h)	62,045
75,458	Series 2012-2-A 0.000%, 03/15/2047(c)(h)	32,964
	Starwood Commercial Mortgage Trust
2,481,000	Series 2018-URB-E 5.605%, 05/15/2035(c)(i) 1 mo. LIBOR + 3.150%	2,449,907
	Starwood Retail Property Trust
950,000	Series 2014-STAR-E 6.605%, 11/15/2027(c)(i) 1 mo. LIBOR + 4.150%	727,428
	Structured Adjustable Rate Mortgage Loan Trust
92,679	Series 2004-12-7A3 4.385%, 09/25/2034(h)	94,240
916,730	Series 2005-14-A1 2.816%, 07/25/2035(i) 1 mo. USD LIBOR + 0.310%	727,624
402,937	Series 2005-15-1A1 4.123%, 07/25/2035(h)	327,591

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Structured Adjustable Rate Mortgage Loan Trust (Continued)
$ 565,884	Series 2005-22-3A1 4.520%, 12/25/2035(h)	$512,297
1,295,727	Series 2008-1-A2 4.158%, 10/25/2037(h)	1,164,558
	Structured Asset Mortgage Investments II Trust
8,660,663	Series 2007-AR1-2A1 2.686%, 01/25/2037(i) 1 mo. USD LIBOR + 0.180%	8,233,747
	Structured Asset Securities Corp. Trust
48,516	Series 2005-1-7A7 5.500%, 02/25/2035	48,588
1,047,242	Series 2005-5-2A2 5.500%, 04/25/2035	1,004,765
10,423,915	Series 2007-4-1A3 3.744%, 03/28/2045(c)(i)(m) -1*1 mo. LIBOR + 6.250%	1,233,899
	Towd Point Mortgage Funding Granite1 Plc
300,000 (GBP)	Series 2016-GR1X-B 2.205%, 07/20/2046(i) 3 mo. GBP LIBOR + 1.400%	384,573
	Washington Mutual Mortgage Pass-Through Certificates Trust
516,557	Series 2005-1-5A1 6.000%, 03/25/2035	513,204
754,542	Series 2006-5-1A5 6.000%, 07/25/2036	681,666
502,727	Series 2006-8-A6 4.506%, 10/25/2036(g)	290,766
3,404,814	Series 2007-5-A3 7.000%, 06/25/2037	2,347,323
	Wells Fargo Alternative Loan Trust
216,472	Series 2007-PA2-3A1 2.856%, 06/25/2037(i) 1 mo. USD LIBOR + 0.350%	155,712
318,897	Series 2007-PA2-3A2 4.144%, 06/25/2037(i)(m) -1*1 mo. USD LIBOR + 6.650%	44,834
	Wells Fargo Commercial Mortgage Trust
19,971,000	Series 2015-C28-XE 1.128%, 05/15/2048(c)(h)(m)	1,280,497
1,000,000	Series 2015-C30-E 3.250%, 09/15/2058(c)	731,281
750,000	Series 2016-C33-D 3.123%, 03/15/2059(c)	618,249
	Wells Fargo Mortgage-Backed Securities Trust
131,282	Series 2003-M-A1 4.903%, 12/25/2033(h)	134,835
331,892	Series 2004-I-2A1 4.324%, 07/25/2034(h)	338,356
43,197	Series 2004-O-A1 4.679%, 08/25/2034(h)	44,512
14,102	Series 2005-11-2A3 5.500%, 11/25/2035	14,190
343,005	Series 2005-12-1A5 5.500%, 11/25/2035	343,830

Principal Amount^		Value
$ 86,891	Series 2005-16-A18 6.000%, 12/25/2035	$86,571
45,799	Series 2005-AR10-2A4 4.513%, 05/01/2035(h)	47,249
186,574	Series 2005-AR2-3A1 3.994%, 03/25/2035(h)	190,342
370,466	Series 2006-3-A11 5.500%, 03/25/2036	368,978
157,009	Series 2006-AR19-A1 4.863%, 12/25/2036(h)	147,718
494,556	Series 2006-AR2-2A5 4.607%, 03/25/2036(h)	490,618
476,512	Series 2007-3-1A4 6.000%, 04/25/2037	468,116
	WFRBS Commercial Mortgage Trust
510,000	Series 2011-C3-D 5.683%, 03/15/2044(c)(h)	465,194
500,000	Series 2012-C6-D 5.582%, 04/15/2045(c)(h)	501,760
290,000	Series 2012-C7-E 4.821%, 06/15/2045(c)(h)	242,957

TOTAL MORTGAGE-BACKED SECURITIES (Cost $368,002,293)		385,503,153

MUNICIPAL BONDS: 1.0%

Puerto Rico: 1.0%
	Commonwealth of Puerto Rico
19,020,000	8.000%, 07/01/2035(d)(k)	10,270,800
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
165,000	Series A 5.000%, 07/01/2021	156,750
76,000	Series A 5.000%, 07/01/2022	71,820
190,000	Series A 5.250%, 07/01/2029	177,175
488,000	Series A 5.000%, 07/01/2033	451,400
311,000	Series A 5.125%, 07/01/2037	286,897
338,000	Series A 5.750%, 07/01/2037	317,720
1,775,000	Series A 5.250%, 07/01/2042	1,637,437
280,000	Series A 6.000%, 07/01/2047	263,200
	Puerto Rico Commonwealth Government Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038(d)(k)	2,268,006
2,300,000	Series C 6.150%, 07/01/2028(d)(k)	773,375
	Puerto Rico Public Buildings Authority
1,125,000	Series U 5.250%, 07/01/2042(k)	607,500
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
550,000	6.750%, 08/01/2032(k)	256,437
75,000	5.250%, 08/01/2057(k)	58,313
55,000	Series A 5.250%, 08/01/2019(k)	25,644

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

MUNICIPAL BONDS (CONTINUED)

Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue (Continued)
$ 15,000	Series A 6.125%, 08/01/2029(k)	$6,994
35,000	Series A 5.625%, 08/01/2030(k)	16,319
605,000	Series A 5.375%, 08/01/2039(k)	282,081
1,080,000	Series A 5.500%, 08/01/2042(k)	503,550
90,000	Series A 6.000%, 08/01/2042(k)	41,963
25,000	Series A-1 5.000%, 08/01/2043(k)	11,656
40,000	Series A-1 5.250%, 08/01/2043(k)	18,650
185,000	Series B 5.500%, 08/01/2023(k)	86,256
15,000	Series B 5.250%, 08/01/2027(k)	6,994
165,000	Series B 5.750%, 08/01/2037(k)	76,931
30,000	Series C 5.000%, 08/01/2022(k)	23,325
20,000	Series C 5.500%, 08/01/2040(k)	9,325
575,000	Series C 5.250%, 08/01/2041(k)	268,094
35,000	Series C 5.000%, 08/01/2046(k)	27,213

TOTAL MUNICIPAL BONDS (Cost $21,898,744)		19,001,825

SHORT-TERM INVESTMENTS: 2.8%

TREASURY BILLS: 1.0%
	United States Treasury Bill
3,000,000	2.278%, 03/21/2019(o)	2,984,814
14,000,000	2.388%, 05/16/2019(a)(o)	13,873,696
1,930,000	2.356%, 08/15/2019(a)(o)	1,901,323

TOTAL TREASURY BILLS (Cost $18,757,835)		18,759,833

REPURCHASE AGREEMENTS: 1.8%
$33,960,000	Fixed Income Clearing Corp. 0.500%, 12/31/2018, due 01/02/2019 [collateral: par value $465,000, U.S. Treasury Note, 2.875%, due 07/31/2025, value $477,211, par value $33,970,000, U.S. Treasury Note, 2.625%, due 03/31/2025, value $34,181,831] (proceeds $33,960,943)	33,960,000

TOTAL REPURCHASE AGREEMENTS (Cost $33,960,000)		33,960,000

TOTAL SHORT-TERM INVESTMENTS (Cost $52,717,835)		52,719,833

Principal Amount^	Value
TOTAL PURCHASED OPTIONS(p) (Cost $817,378): 0.0%	$673,993

TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (Cost: $1,846,937,921): 99.1%	1,823,149,975

Other Assets in Excess of Liabilities: 0.9%	15,851,335

NET ASSETS: 100.0%	$1,839,001,310

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
PIK	Payment-in-kind
PJSC	Public Joint-Stock Company
REMICS	Real Estate Mortgage Investment Conduit
USSW5	USD 5 year swap rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Securities with an aggregate fair value of $190,336,405 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, securities sold short and futures positions.

(b)	When issued security.
(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Illiquid securities at December 31, 2018, at which time the aggregate value of these illiquid securities is $56,643,903 or 3.1% of net assets.
(e)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(f)	Perpetual Call.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2018.
(h)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2018.
(i)	Floating Interest Rate at December 31, 2018.
(j)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(k)	Security is currently in default and/or non-income producing.
(l)	Pay-in-kind securities.
(m)	Interest Only security. Security with a notional or nominal principal amount.

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

(n)	Principal Only security.
(o)	The rate shown represents yield-to-maturity.
(p)	For a breakout of open positions, see details shown in the Schedule of Purchased Options table that follows.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF PURCHASED OPTIONS at December 31, 2018

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Macerich Co. (The)	Goldman Sachs & Co.	$57.50	1/18/2019	558	$2,415,024	$1,395	$42,427	$(41,032)
Put
Arconic, Inc.	Goldman Sachs & Co.	13.00	2/15/2019	48	80,928	1,392	3,321	(1,929)
Arconic, Inc.	Goldman Sachs & Co.	15.00	2/15/2019	685	1,154,910	41,100	55,694	(14,594)
Arconic, Inc.	Goldman Sachs & Co.	17.00	2/15/2019	127	214,122	20,066	19,415	651
Herc Holdings, Inc.	Goldman Sachs & Co.	22.50	3/15/2019	346	899,254	60,550	71,769	(11,219)
Papa John’s International, Inc.	Goldman Sachs & Co.	47.50	1/18/2019	489	1,946,709	381,420	93,562	287,858
Tesaro, Inc.	Goldman Sachs & Co.	55.00	3/15/2019	471	3,497,175	23,550	25,575	(2,025)
Tesaro, Inc.	Goldman Sachs & Co.	60.00	3/15/2019	230	1,707,750	12,650	17,236	(4,586)
Tesaro, Inc.	Goldman Sachs & Co.	65.00	3/15/2019	11	81,675	715	559	156
Twenty-first Century Fox, Inc.	Goldman Sachs & Co.	35.00	1/18/2019	1,062	5,110,344	2,655	36,589	(33,934)
Twenty-first Century Fox, Inc.	Goldman Sachs & Co.	36.00	1/18/2019	2,085	10,033,020	10,425	87,438	(77,013)
Twenty-first Century Fox, Inc.	Goldman Sachs & Co.	37.00	1/18/2019	622	2,993,064	3,110	33,558	(30,448)
Twenty-first Century Fox, Inc.	Goldman Sachs & Co.	38.00	1/18/2019	23	110,676	115	1,169	(1,054)
Twenty-first Century Fox, Inc.	Goldman Sachs & Co.	40.00	1/18/2019	591	2,843,892	2,955	39,941	(36,986)
Twenty-first Century Fox, Inc.	Goldman Sachs & Co.	40.00	4/18/2019	91	437,892	3,640	3,537	103
Walt Disney Co. (The)	Goldman Sachs & Co.	95.00	3/15/2019	472	5,175,480	50,504	134,123	(83,619)
Walt Disney Co. (The)	Goldman Sachs & Co.	100.00	3/15/2019	69	756,585	12,351	17,998	(5,647)
Wyndham Hotels & Resorts, Inc.	Goldman Sachs & Co.	45.00	2/15/2019	56	254,072	12,880	9,802	3,078
Zayo Group Holdings, Inc.	Goldman Sachs & Co.	17.50	3/15/2019	147	335,748	9,555	9,043	512

Total						651,028	702,756	(51,728)

CURRENCY OPTIONS
Put
EUR Put/GBP Call	Deutsche Bank AG	0.90	1/14/2019	3,284,000	3,284,000	22,965	114,622	(91,657)

Total Purchased Options						$673,993	$817,378	$(143,385)

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2018

Shares		Value

COMMON STOCKS: (3.4)%
(44,067)	Alibaba Group Holding Ltd. ADR*	$(6,040,264)
(135,870)	Arlo Technologies, Inc.*	(1,355,983)
(16,189)	athenahealth, Inc.*	(2,135,815)
(11,984)	Autoliv, Inc.	(841,636)
(10,302)	Bayerische Motoren Werke AG	(834,436)
(295,345)	Cadence BanCorp	(4,955,889)
(4,609)	Choice Hotels International, Inc.	(329,912)
(48,057)	Cigna Corp.	(9,126,985)
(31,784)	CSX Corp.	(1,974,740)
(13,165)	Daimler AG	(692,437)
(109,667)	Dominion Energy, Inc.	(7,836,804)
(32,070)	Dover Corp.	(2,275,367)
(40,090)	Fiat Chrysler Automobiles N.V.*	(582,473)
(81,044)	Ford Motor Co.	(619,987)
(18,705)	GATX Corp.	(1,324,501)
(24,560)	General Motors Co.	(821,532)
(6,264)	Greenbrier Cos., Inc. (The)	(247,679)
(4,809)	Hilton Worldwide Holdings, Inc.	(345,286)
(33,080)	Honda Motor Co. Ltd.	(872,875)
(13,497)	Linde Plc	(2,106,072)
(29,290)	Lowe’s Cos., Inc.	(2,699,041)
(173,477)	LSC Communications, Inc.	(1,214,339)
(940)	Marriott International, Inc. Class A	(102,046)
(24,153)	Micro Focus International Plc ADR	(416,890)
(128,457)	Newfield Exploration Co.*	(1,883,180)
(14,180)	Pennsylvania Real Estate Investment Trust	(84,229)
(22,758)	Peugeot S.A.	(486,125)
(6,194)	Renault S.A.	(387,095)
(120,827)	Takeda Pharmaceutical Co. Ltd.	(4,080,989)
(22,000)	Tencent Holdings Ltd.	(882,169)
(21,659)	Tivity Health, Inc.*	(537,360)
(16,860)	Toyota Motor Corp.	(984,595)
(13,496)	United Rentals, Inc.*	(1,383,745)
(16,246)	USG Corp.	(693,054)
(6,953)	Walt Disney Co. (The)	(762,396)
(1,700)	WW Grainger, Inc.	(480,012)

TOTAL COMMON STOCKS (Proceeds $70,695,217)		(62,397,938)

EXCHANGE-TRADED FUNDS: (0.6)%
(7,500)	Invesco QQQ Trust Series 1 Series 1	(1,156,950)
(20,467)	iShares Russell 2000 Value ETF	(2,201,021)
(130,930)	SPDR S&P Regional Banking ETF	(6,126,215)
(25,500)	Utilities Select Sector SPDR Fund	(1,349,460)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $13,025,039)		(10,833,646)

Principal Amount^

CORPORATE BONDS : (0.1)%
(2,866,000)	Wyndham Destinations, Inc. 3.900%, 03/01/2023	(2,642,094)

TOTAL CORPORATE BONDS (Proceeds $2,693,276)		(2,642,094)

TOTAL SECURITIES SOLD SHORT (Proceeds $86,413,532)		$(75,873,678)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2018

At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/7/2019	ARS	$72,201	USD	$69,416	$2,785	$—
	1/7/2019	IDR	367,250	USD	364,977	2,273	—
	1/7/2019	USD	227,686	EUR	229,205	—	(1,519)
	1/7/2019	USD	110,792	HUF	112,497	—	(1,705)
	1/10/2019	CNY	301,506	USD	302,654	—	(1,148)
	1/10/2019	USD	301,485	CNY	301,506	—	(21)
	1/14/2019	NZD	218,103	USD	222,755	—	(4,652)
	1/14/2019	USD	223,762	NZD	218,103	5,659	—
Barclays Bank Plc	1/7/2019	TRY	74,515	USD	72,984	1,531	—
	1/7/2019	USD	259,385	ILS	257,826	1,559	—
	1/10/2019	USD	181,993	BRL	180,491	1,502	—
	1/11/2019	THB	188,880	USD	188,940	—	(60)
	1/11/2019	USD	187,386	THB	188,880	—	(1,494)
	1/14/2019	USD	185,640	SGD	187,221	—	(1,581)
Credit Suisse International	1/28/2019	USD	2,024,029	COP	2,020,529	3,500	—
Deutsche Bank AG	1/3/2019	MXN	225,563	USD	215,454	10,109	—
	1/3/2019	USD	218,100	MXN	225,563	—	(7,463)
	1/31/2019	USD	633,062	EUR	636,168	—	(3,106)
	1/31/2019	USD	1,819,955	GBP	1,837,502	—	(17,547)
Goldman Sachs & Co.	3/15/2019	EUR	1,194,719	USD	1,186,366	8,353	—
	3/15/2019	SEK	20,770	USD	20,402	368	—
	3/15/2019	USD	301,033	EUR	301,619	—	(586)
	3/15/2019	USD	885,213	EUR	888,029	—	(2,816)
	3/15/2019	USD	889,543	EUR	895,405	—	(5,862)
	3/15/2019	USD	1,250,738	EUR	1,257,301	—	(6,563)
	3/15/2019	USD	1,223,022	EUR	1,230,908	—	(7,886)
	3/15/2019	USD	1,855,303	EUR	1,873,216	—	(17,913)
	3/15/2019	USD	28,144	SEK	28,162	—	(18)
	3/15/2019	USD	46,655	SEK	47,175	—	(520)
	3/15/2019	USD	99,734	SEK	101,843	—	(2,109)
	3/15/2019	USD	161,083	SEK	164,017	—	(2,934)
	3/15/2019	USD	246,093	SEK	249,353	—	(3,260)
	3/15/2019	USD	1,086,751	SEK	1,111,966	—	(25,215)
JPMorgan Chase Bank N.A.	1/16/2019	EUR	1,903,129	USD	1,890,610	12,519	—
	1/16/2019	EUR	1,019,945	USD	1,008,989	10,956	—
	1/16/2019	EUR	998,793	USD	989,143	9,650	—
	1/16/2019	EUR	474,682	USD	469,117	5,565	—
	1/16/2019	EUR	570,365	USD	566,270	4,095	—
	1/16/2019	EUR	594,928	USD	592,731	2,197	—
	1/16/2019	EUR	377,220	USD	375,052	2,168	—
	1/16/2019	EUR	574,421	USD	573,469	952	—
	1/16/2019	EUR	242,788	USD	241,981	807	—
	1/16/2019	EUR	92,240	USD	91,600	640	—
	1/16/2019	EUR	476,832	USD	476,255	577	—
	1/16/2019	EUR	434,147	USD	434,466	—	(319)
	1/16/2019	USD	824,260	EUR	820,752	3,508	—
	1/16/2019	USD	504,672	EUR	503,975	697	—
	1/16/2019	USD	560,609	EUR	560,432	177	—
	1/16/2019	USD	51,699	EUR	52,066	—	(367)

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2018 (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank N.A. (Continued)	1/16/2019	USD	$97,549	EUR	$97,929	$—	$(380)
	1/16/2019	USD	52,276	EUR	52,673	—	(397)
	1/16/2019	USD	163,292	EUR	163,887	—	(595)
	1/16/2019	USD	569,231	EUR	570,225	—	(994)
	1/16/2019	USD	527,032	EUR	530,058	—	(3,026)
	1/16/2019	USD	501,216	EUR	504,516	—	(3,300)
	1/16/2019	USD	683,796	EUR	688,322	—	(4,526)
	1/16/2019	USD	5,169,213	EUR	5,186,881	—	(17,668)
Morgan Stanley & Co.	1/7/2019	USD	111,032	HUF	112,336	—	(1,304)
	1/10/2019	PEN	298,993	USD	297,970	1,023	—
	1/10/2019	PHP	274,394	USD	273,614	780	—
	1/10/2019	RUB	177,350	USD	183,061	—	(5,711)
	1/10/2019	USD	298,640	PEN	298,994	—	(354)
	1/10/2019	USD	272,968	PHP	274,394	—	(1,426)
	1/10/2019	USD	184,446	RUB	177,350	7,096	—
	1/22/2019	CAD	216,297	USD	219,130	—	(2,833)
	1/22/2019	NOK	218,047	USD	216,666	1,381	—
	1/22/2019	USD	217,398	CAD	216,297	1,101	—
	1/22/2019	USD	215,070	NOK	218,047	—	(2,977)
	1/24/2019	USD	380,334	GBP	383,212	—	(2,878)
	1/28/2019	USD	212,321	RUB	211,087	1,234	—
	1/31/2019	USD	7,877,248	ZAR	7,858,417	18,831	—
UBS AG	1/7/2019	CAD	212,553	USD	219,943	—	(7,390)
	1/7/2019	USD	216,304	CAD	212,553	3,751	—
	1/14/2019	USD	219,918	ZAR	220,074	—	(156)
	1/14/2019	ZAR	220,074	USD	220,614	—	(540)
	1/29/2019	USD	212,286	NZD	211,449	837	—
	1/31/2019	USD	9,434,025	HUF	9,494,829	—	(60,804)

			$56,044,127		$56,149,869	$128,181	$(233,923)

SCHEDULE OF FUTURES CONTRACTS at December 31, 2018

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
2YR U.S. Treasury Notes	1,561	$312,200,000	$331,419,812	3/29/2019	$2,138,361

Total Long					$2,138,361

Futures Contracts – Short
5YR U.S. Treasury Notes	(1,133)	(113,300,000)	$(129,940,937)	3/29/2019	$(2,176,593)
10YR U.S. Treasury Notes	(867)	(86,700,000)	(105,787,547)	3/20/2019	(2,128,285)
S&P 500 E Mini Index	(82)	(4,100)	(10,271,320)	3/15/2019	203,572
Ultra-Long U.S. Treasury Bonds	(31)	(3,100,000)	(4,980,344)	3/20/2019	4,826
Ultra 10YR U.S. Treasury Notes	(80)	(8,000,000)	(10,406,250)	3/20/2019	1,943

Total Short					$(4,094,537)

Total Futures Contracts					$(1,956,176)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$ 224,760,000	1/05/2020	2.110%	3 Month LIBOR	Quarterly	$(1,421,919)	$—	$(1,421,919)
$ 37,840,000	4/13/2020	2.601%	3 Month LIBOR	Quarterly	(61,147)	—	(61,147)
$ 210,000,000	7/16/2020	2.826%	3 Month LIBOR	Quarterly	417,486	—	417,486
$ 50,400,000	7/24/2020	2.829%	3 Month LIBOR	Quarterly	108,101	—	108,101
$ 33,792,000	10/22/2020	3.095%	3 Month LIBOR	Quarterly	254,148	—	254,148
$ 28,358,000	10/22/2020	3.097%	3 Month LIBOR	Quarterly	214,626	—	214,626
CAD 11,100,000	9/14/2021	2.095%	3 Month CDOR	Quarterly	(27,832)	(159)	(27,673)
CAD 26,500,000	9/15/2021	2.110%	3 Month CDOR	Quarterly	(58,727)	(390)	(58,337)
CAD 26,500,000	9/15/2021	2.115%	3 Month CDOR	Quarterly	(56,175)	(393)	(55,782)
CAD 26,500,000	9/18/2021	2.120%	3 Month CDOR	Quarterly	(53,769)	(398)	(53,371)
CAD 20,710,000	9/19/2021	2.070%	3 Month CDOR	Quarterly	(62,031)	(291)	(61,740)
CAD 42,255,000	4/09/2022	2.365%	3 Month CDOR	Quarterly	127,273	—	127,273
CAD 19,875,000	10/18/2022	2.752%	3 Month CDOR	Quarterly	267,858	(258)	268,116
CAD 4,500,000	9/14/2027	3 Month CDOR	2.351%	Quarterly	18,857	90	18,767
CAD 10,800,000	9/15/2027	3 Month CDOR	2.360%	Quarterly	39,585	220	39,365
CAD 10,800,000	9/15/2027	3 Month CDOR	2.365%	Quarterly	36,426	221	36,205
CAD 10,800,000	9/18/2027	3 Month CDOR	2.386%	Quarterly	23,462	226	23,236
CAD 8,340,000	9/19/2027	3 Month CDOR	2.363%	Quarterly	29,586	172	29,414
$ 44,530,000	1/05/2028	3 Month LIBOR	2.432%	Quarterly	902,896	—	902,896
CAD 14,880,000	4/09/2028	3 Month CDOR	2.564%	Quarterly	(110,221)	—	(110,221)
$ 3,526,000	4/11/2028	3 Month LIBOR	2.826%	Quarterly	(39,673)	—	(39,673)
$ 46,400,000	7/16/2028	3 Month LIBOR	2.930%	Quarterly	(916,175)	—	(916,175)
CAD 4,200,000	10/18/2028	3 Month CDOR	2.897%	Quarterly	(118,460)	67	(118,527)
$ 3,220,000	10/22/2028	3 Month LIBOR	3.239%	Quarterly	(149,701)	—	(149,701)

					$(635,526)	$(893)	$(634,633)

(1)	Notional amounts are denominated in foreign currency where indicated.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Accor S.A. 2.625%, 02/05/2021	12/20/2023	(1.000%)	0.812%	EUR	(50,000)	Quarterly	$(525)	$(1,226)	$701
Aegon N.V. 6.125%, 12/15/2031	12/20/2023	(1.000%)	0.958%		(2,550,000)	Quarterly	(5,893)	(9,943)	4,050
AES Corp. 4.875%, 05/15/2023	12/20/2023	(5.000%)	1.261%		$(200,000)	Quarterly	(33,481)	(35,928)	2,447
AK Steel Corp. 7.000%, 03/15/2027	12/20/2023	(5.000%)	10.155%		(12,900,000)	Quarterly	2,130,336	(28,015)	2,158,351
American Axle & Manufacturing, Inc. 6.625%, 10/15/2022	12/20/2023	(5.000%)	4.755%		(2,600,000)	Quarterly	(24,690)	(5,056)	(19,634)
American International Group, Inc. 6.250%, 05/01/2036	12/20/2023	(1.000%)	1.262%		(2,500,000)	Quarterly	29,339	20,316	9,023

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Amkor Technology, Inc. 6.375%, 10/01/2022	12/20/2023	(5.000%)	2.741%		$(10,550,000)	Quarterly	$(1,005,953)	$(1,562,752)	$556,799
Apache Corp. 3.250%, 04/15/2022	12/20/2023	(1.000%)	1.850%		(12,050,000)	Quarterly	448,368	52,520	395,848
ArcelorMittal 2.875%, 07/06/2020	12/20/2023	(5.000%)	2.164%	EUR	(9,000,000)	Quarterly	(1,347,831)	(1,660,797)	312,966
Arrow Electronics, Inc. 6.000%, 04/01/2020	12/20/2023	(1.000%)	1.101%		$(11,950,000)	Quarterly	54,561	(158,306)	212,867
AT&T, Inc. 2.450%, 06/30/2020	12/20/2023	(1.000%)	1.369%		(200,000)	Quarterly	3,292	3,040	252
AutoZone, Inc. 2.500%, 04/15/2021	12/20/2023	(1.000%)	0.691%		(250,000)	Quarterly	(3,540)	(3,882)	342
BAT International Finance Plc 2.375%, 01/19/2023	12/20/2023	(1.000%)	1.375%	EUR	(10,450,000)	Quarterly	213,946	(162,443)	376,389
Bayer AG 1.875%, 01/25/2021	12/20/2023	(1.000%)	1.100%		(10,350,000)	Quarterly	56,946	(210,839)	267,785
Berkshire Hathaway, Inc. 2.750%, 03/15/2023	12/20/2023	(1.000%)	0.864%		$(250,000)	Quarterly	(1,550)	(3,253)	1,703
Best Buy Co., Inc. 5.500%, 03/15/2021	12/20/2023	(5.000%)	1.255%		(9,950,000)	Quarterly	(1,668,806)	(1,841,447)	172,641
BNP Paribas S.A. 2.875%, 09/26/2023	12/20/2023	(1.000%)	0.759%	EUR	(4,300,000)	Quarterly	(57,983)	(149,375)	91,392
Bombardier, Inc. 7.450%, 05/01/2034	12/20/2023	(5.000%)	6.027%		$(12,100,000)	Quarterly	462,942	(436,257)	899,199
British Telecommunications Plc 5.750%, 12/07/2028	12/20/2023	(1.000%)	1.024%	EUR	(100,000)	Quarterly	131	(1,609)	1,740
Canadian Natural Resources Ltd. 3.450%, 11/15/2021	12/20/2023	(1.000%)	1.473%		$(11,900,000)	Quarterly	250,182	(193,059)	443,241
Cardinal Health, Inc. 4.625%, 12/15/2020	12/20/2023	(1.000%)	1.230%		(12,150,000)	Quarterly	125,438	(21,848)	147,286
CDX North America High Yield Index Series 31 5.000%, 12/20/2023	12/20/2023	(5.000%)	4.501%		(200,000,000)	Quarterly	(4,060,168)	(13,090,000)	9,029,832
CDX North America Investment Grade Series 31 1.000%, 12/20/2023	12/20/2023	(1.000%)	0.877%		(80,000,000)	Quarterly	(449,750)	(1,250,266)	800,516
Centrica Plc 6.375%, 03/10/2022	12/20/2023	(1.000%)	1.116%	EUR	(10,300,000)	Quarterly	65,634	(89,233)	154,867
CenturyLink, Inc. 6.150%, 09/15/2019	12/20/2023	(1.000%)	5.117%		$(2,400,000)	Quarterly	380,606	314,003	66,603

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Chesapeake Energy Corp. 6.625%, 08/15/2020	12/20/2023	(5.000%)	9.104%		$(6,250,000)	Quarterly	$853,117	$513,671	$339,446
Cie de Saint-Gobain 0.000%, 03/27/2020	12/20/2023	(1.000%)	0.896%	EUR	(4,900,000)	Quarterly	(28,309)	(63,214)	34,905
CIT Group, Inc. 5.000%, 08/15/2022	12/20/2023	(5.000%)	2.129%		$(5,400,000)	Quarterly	(670,392)	(794,623)	124,231
Citigroup, Inc. 2.876%, 07/24/2023	12/20/2023	(1.000%)	0.821%		(4,950,000)	Quarterly	(40,393)	(68,356)	27,963
Commerzbank AG 4.000%, 09/16/2020	12/20/2023	(1.000%)	1.282%	EUR	(10,400,000)	Quarterly	160,295	(87,890)	248,185
Conagra Brands, Inc. 7.000%, 10/01/2028	12/20/2023	(1.000%)	1.599%		$(2,650,000)	Quarterly	70,167	63,865	6,302
Continental AG 3.125%, 09/09/2020	12/20/2023	(1.000%)	0.941%	EUR	(10,350,000)	Quarterly	(33,681)	(165,250)	131,569
Credit Agricole S.A. 3.875%, 02/13/2019	12/20/2023	(1.000%)	0.670%		(4,100,000)	Quarterly	(75,894)	(145,503)	69,609
Daimler AG 0.625%, 03/05/2020	12/20/2023	(1.000%)	0.981%		(4,250,000)	Quarterly	(4,471)	(31,132)	26,661
Danske Bank A/S 0.750%, 05/04/2020	12/20/2023	(1.000%)	0.752%		(2,150,000)	Quarterly	(29,816)	(25,047)	(4,769)
Danske Bank A/S 0.250%, 11/28/2022	12/20/2023	(1.000%)	0.752%		(8,100,000)	Quarterly	(112,328)	(86,064)	(26,264)
Dean Foods Co. 6.500%, 03/15/2023	12/20/2023	(5.000%)	9.699%		$(2,100,000)	Quarterly	321,251	215,250	106,001
Deutsche Bank AG 1.125%, 08/30/2023	12/20/2023	(1.000%)	2.073%	EUR	(10,850,000)	Quarterly	616,922	202,918	414,004
Deutsche Lufthansa AG 1.125%, 09/12/2019	12/20/2023	(1.000%)	0.791%		(10,350,000)	Quarterly	(120,816)	(105,729)	(15,087)
Devon Energy Corp. 7.950%, 04/15/2032	12/20/2023	(1.000%)	2.157%		$(12,150,000)	Quarterly	607,941	(191,121)	799,062
Domtar Corp. 4.400%, 04/01/2022	12/20/2023	(1.000%)	1.339%		(4,100,000)	Quarterly	62,052	32,842	29,210
DR Horton, Inc. 4.750%, 02/15/2023	12/20/2023	(1.000%)	1.287%		(11,900,000)	Quarterly	153,122	54,234	98,888
Eastman Chemical Co. 7.600%, 02/01/2027	12/20/2023	(1.000%)	1.058%		(4,800,000)	Quarterly	12,645	(22,290)	34,935
Electricite de France S.A. 5.625%, 02/21/2033	12/20/2023	(1.000%)	0.783%	EUR	(150,000)	Quarterly	(1,822)	(3,457)	1,635
Electrolux AB 1.000%, 12/05/2019	12/20/2023	(1.000%)	0.509%		(10,300,000)	Quarterly	(285,788)	(215,752)	(70,036)
Encana Corp. 6.500%, 05/15/2019	12/20/2023	(1.000%)	2.080%		$(6,600,000)	Quarterly	309,132	25,746	283,386
Experian Finance Plc 3.500%, 10/15/2021	12/20/2023	(1.000%)	0.444%	EUR	(4,200,000)	Quarterly	(132,357)	(138,310)	5,953

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
First Data Corp. 5.750%, 01/15/2024	12/20/2023	(5.000%)	1.964%		$(1,800,000)	Quarterly	$(237,853)	$(253,371)	$15,518
First Data Corp. 7.000%, 12/01/2023	12/20/2023	(5.000%)	1.964%		(2,300,000)	Quarterly	(303,923)	(359,215)	55,292
FirstEnergy Corp. 7.375%, 11/15/2031	12/20/2023	(1.000%)	0.724%		(350,000)	Quarterly	(4,425)	(5,916)	1,491
Freeport-McMoRan, Inc. 3.550%, 03/01/2022	12/20/2023	(1.000%)	2.871%		(12,750,000)	Quarterly	1,002,543	593,624	408,919
Gap, Inc. (The) 5.950%, 04/12/2021	12/20/2023	(1.000%)	1.990%		(13,550,000)	Quarterly	583,765	335,360	248,405
General Electric Co. 2.700%, 10/09/2022	12/20/2023	(1.000%)	2.048%		(12,350,000)	Quarterly	561,698	(158,426)	720,124
General Mills, Inc. 3.150%, 12/15/2021	12/20/2023	(1.000%)	1.118%		(11,500,000)	Quarterly	61,470	(199,290)	260,760
General Motors Co. 3.500%, 10/02/2018	12/20/2023	(5.000%)	1.953%		(10,250,000)	Quarterly	(1,359,903)	(1,744,134)	384,231
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	12/20/2023	(1.000%)	1.043%		(5,050,000)	Quarterly	9,851	(6,881)	16,732
Halliburton Co. 8.750%, 02/15/2021	12/20/2023	(1.000%)	1.041%		(7,200,000)	Quarterly	13,431	(42,826)	56,257
HCA, Inc. 7.500%, 02/15/2022	12/20/2023	(5.000%)	1.914%		(100,000)	Quarterly	(13,462)	(16,455)	2,993
Hess Corp. 3.500%, 07/15/2024	12/20/2023	(1.000%)	2.200%		(100,000)	Quarterly	5,179	(373)	5,552
International Lease Finance Corp. 8.250%, 12/15/2020	12/20/2023	(5.000%)	1.820%		(150,000)	Quarterly	(20,885)	(26,457)	5,572
International Paper Co. 7.500%, 08/15/2021	12/20/2023	(1.000%)	0.955%		(11,850,000)	Quarterly	(24,161)	(176,111)	151,950
Intesa Sanpaolo SpA 2.000%, 06/18/2021	12/20/2023	(1.000%)	1.823%	EUR	(10,850,000)	Quarterly	478,039	411,964	66,075
ITV Plc 2.125%, 09/21/2022	12/20/2023	(5.000%)	1.490%		(7,650,000)	Quarterly	(1,457,917)	(1,449,872)	(8,045)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	12/20/2023	(1.000%)	1.170%		$(12,050,000)	Quarterly	92,277	(138,017)	230,294
Kroger Co. (The) 6.150%, 01/15/2020	12/20/2023	(1.000%)	1.006%		(1,400,000)	Quarterly	387	(137)	524
LANXESS AG 0.250%, 10/07/2021	12/20/2023	(1.000%)	1.218%	EUR	(7,450,000)	Quarterly	89,015	35,844	53,171
Lennar Corp. 4.750%, 04/01/2021	12/20/2023	(5.000%)	2.004%		$(10,250,000)	Quarterly	(1,334,713)	(1,631,207)	296,494
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021	12/20/2023	(1.000%)	2.265%		(7,450,000)	Quarterly	405,558	314,043	91,515
Marks & Spencer Plc 6.125%, 12/02/2019	12/20/2023	(1.000%)	2.460%	EUR	(50,000)	Quarterly	3,808	1,314	2,494

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
MBIA, Inc. 6.625%, 10/01/2028	12/20/2023	(5.000%)	3.810%		$(200,000)	Quarterly	$(9,629)	$(16,771)	$7,142
McKesson Corp. 7.650%, 03/01/2027	12/20/2023	(1.000%)	1.062%		(12,100,000)	Quarterly	34,077	(79,121)	113,198
METRO AG 1.375%, 10/28/2021	12/20/2023	(1.000%)	2.151%	EUR	(2,550,000)	Quarterly	155,057	119,963	35,094
METRO AG 3.375%, 03/01/2019	12/20/2023	(1.000%)	2.151%		(8,450,000)	Quarterly	513,817	164,470	349,347
Metsa Board OYJ 2.750%, 09/29/2027	12/20/2023	(5.000%)	1.183%		(2,150,000)	Quarterly	(451,162)	(468,820)	17,658
Mondelez International, Inc. 4.000%, 02/01/2024	12/20/2023	(1.000%)	0.727%		$(200,000)	Quarterly	(2,500)	(4,324)	1,824
Morgan Stanley 3.750%, 02/25/2023	12/20/2023	(1.000%)	0.899%		(8,500,000)	Quarterly	(39,001)	(165,234)	126,233
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2023	(1.000%)	1.082%		(150,000)	Quarterly	555	(1,029)	1,584
Nabors Industries, Inc. 5.500%, 01/15/2023	12/20/2023	(1.000%)	8.712%		(21,350,000)	Quarterly	5,551,889	3,156,494	2,395,395
Naturgy Capital Markets S.A. 4.500%, 01/27/2020	12/20/2023	(1.000%)	0.781%	EUR	(150,000)	Quarterly	(1,840)	(2,720)	880
Navient Corp. 5.500%, 01/25/2023	12/20/2023	(5.000%)	5.975%		$(2,750,000)	Quarterly	100,080	(211,598)	311,678
Newmont Mining Corp. 5.875%, 04/01/2035	12/20/2023	(1.000%)	0.699%		(12,050,000)	Quarterly	(165,897)	(72,308)	(93,589)
Next Plc 5.375%, 10/26/2021	12/20/2023	(1.000%)	1.731%	EUR	(150,000)	Quarterly	5,892	179	5,713
NRG Energy, Inc. 6.250%, 05/01/2024	12/20/2023	(5.000%)	1.477%		$(300,000)	Quarterly	(46,917)	(48,968)	2,051
Olin Corp. 5.500%, 08/15/2022	12/20/2023	(1.000%)	2.566%		(12,450,000)	Quarterly	829,081	361,943	467,138
Omnicom Group, Inc. / Omnicom Capital, Inc. 4.450%, 08/15/2020	12/20/2023	(1.000%)	0.638%		(11,900,000)	Quarterly	(197,624)	(201,639)	4,015
Packaging Corp of America 3.900%, 06/15/2022	12/20/2023	(1.000%)	0.912%		(2,200,000)	Quarterly	(8,815)	(11,228)	2,413
Publicis Groupe S.A. 1.125%, 12/16/2021	12/20/2023	(1.000%)	0.677%	EUR	(9,800,000)	Quarterly	(177,773)	(148,541)	(29,232)
Renault S.A. 3.125%, 03/05/2021	12/20/2023	(1.000%)	1.411%		(10,800,000)	Quarterly	241,537	36,843	204,694
Ryder System, Inc. 2.550%, 06/01/2019	12/20/2023	(1.000%)	1.568%		$(11,850,000)	Quarterly	297,711	(180,897)	478,608
Schaeffler Finance B.V. 2.500%, 05/15/2020	12/20/2023	(5.000%)	1.692%	EUR	(8,850,000)	Quarterly	(1,576,027)	(2,077,790)	501,763

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2023	(1.000%)	1.288%		$(150,000)	Quarterly	$1,935	$816	$1,119
Societe Generale S.A. 4.000%, 06/07/2023	12/20/2023	(1.000%)	0.765%	EUR	(10,000,000)	Quarterly	(131,652)	(334,901)	203,249
Standard Chartered Plc 2.250%, 04/17/2020	12/20/2023	(1.000%)	1.223%		(8,700,000)	Quarterly	106,468	(17,157)	123,625
Stora Enso OYJ 2.125%, 06/16/2023	12/20/2023	(5.000%)	1.249%		(5,000,000)	Quarterly	(1,028,274)	(1,051,704)	23,430
Target Corp. 3.875%, 07/15/2020	12/20/2023	(1.000%)	0.598%		$(11,600,000)	Quarterly	(214,486)	(353,101)	138,615
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	12/20/2023	(1.000%)	1.303%	EUR	(100,000)	Quarterly	1,654	1,065	589
Tenet Healthcare Corp. 6.875%, 11/15/2031	12/20/2023	(5.000%)	5.815%		$(1,500,000)	Quarterly	45,949	22,875	23,074
thyssenkrupp AG 3.125%, 10/25/2019	12/20/2023	(1.000%)	2.422%	EUR	(7,550,000)	Quarterly	560,946	235,930	325,016
Toll Brothers Finance Corp. 4.375%, 04/15/2023	12/20/2023	(1.000%)	2.229%		$(5,200,000)	Quarterly	275,435	185,123	90,312
UniCredit SpA 2.125%, 10/24/2026	12/20/2023	(1.000%)	1.805%	EUR	(10,900,000)	Quarterly	470,299	288,795	181,504
United Rentals North America, Inc. 5.750%, 11/15/2024	12/20/2023	(5.000%)	2.712%		$(8,150,000)	Quarterly	(787,812)	(948,778)	160,966
United States Steel Corp. 6.650%, 06/01/2037	12/20/2023	(5.000%)	4.416%		(10,800,000)	Quarterly	(248,918)	(1,186,069)	937,151
Valeo S.A. 3.250%. 01/22/2024	12/20/2023	(1.000%)	1.722%	EUR	(10,550,000)	Quarterly	409,752	(686)	410,438
Valero Energy Corp. 8.750%, 06/15/2030	12/20/2023	(1.000%)	1.175%		$(6,450,000)	Quarterly	50,734	(27,101)	77,835
Verizon Communications, Inc. 2.550%, 06/17/2019	12/20/2023	(1.000%)	0.853%		(350,000)	Quarterly	(2,343)	(6,588)	4,245
Vodafone Group Plc 1.000%, 09/11/2020	12/20/2023	(1.000%)	0.991%	EUR	(10,350,000)	Quarterly	(4,924)	(135,953)	131,029
Volkswagen International Finance N.V. 0.500%, 03/30/2021	12/20/2023	(1.000%)	1.186%		(150,000)	Quarterly	1,530	(852)	2,382
Wells Fargo & Co. 3.069%, 01/24/2023	12/20/2023	(1.000%)	0.697%		$(8,600,000)	Quarterly	(119,461)	(227,760)	108,299
Wendel S.A. 3.750%, 01/21/2021	12/20/2023	(5.000%)	1.191%	EUR	(150,000)	Quarterly	(31,402)	(35,277)	3,875

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Weyerhaeuser Co. 7.125%, 07/15/2023	12/20/2023	(1.000%)	0.891%		$(2,500,000)	Quarterly	$(12,382)	$(31,033)	$18,651
Whirlpool Corp. 4.850%, 06/15/2021	12/20/2023	(1.000%)	1.718%		(12,250,000)	Quarterly	387,025	84,319	302,706
Williams Cos Inc. (The) 4.550%, 06/24/2024	12/20/2023	(1.000%)	1.172%		(2,300,000)	Quarterly	17,813	10,392	7,421
WPP Finance S.A. 6.375%, 11/06/2020	12/20/2023	(1.000%)	1.230%	EUR	(10,500,000)	Quarterly	132,683	(45,248)	177,931
Yum! Brands, Inc. 3.875%, 11/01/2020	12/20/2023	(1.000%)	1.356%		$(250,000)	Quarterly	3,972	736	3,236

Total Buy Protection							$678,959	$(29,500,659)	$30,179,618

Sell Protection
Accor S.A. 2.625%, 02/05/2021	12/20/2023	1.000%	0.812%	EUR	10,250,000	Quarterly	107,456	248,039	(140,583)
Advanced Micro Devices, Inc. 7.500%, 08/15/2022	12/20/2023	5.000%	1.896%		$9,550,000	Quarterly	1,293,724	1,817,637	(523,913)
Aegon N.V. 6.125%, 12/15/2031	12/20/2023	1.000%	0.958%	EUR	8,700,000	Quarterly	20,106	175,243	(155,137)
AES Corp. 4.875%, 05/15/2023	12/20/2023	5.000%	1.261%		$10,250,000	Quarterly	1,715,890	1,847,946	(132,056)
Ahold Finance LLC 6.875%, 05/01/2029	12/20/2023	1.000%	0.617%	EUR	10,200,000	Quarterly	220,101	326,564	(106,463)
AK Steel Corp. 7.000%, 03/15/2027	12/20/2023	5.000%	10.155%		$2,250,000	Quarterly	(371,571)	8,874	(380,445)
Akzo Nobel N.V. 4.000%, 12/17/2018	12/20/2023	1.000%	0.577%	EUR	2,200,000	Quarterly	52,452	66,659	(14,207)
Akzo Nobel N.V. 1.750%, 11/07/2024	12/20/2023	1.000%	0.577%		2,200,000	Quarterly	52,453	51,872	581
Amgen, Inc. 2.200%, 05/22/2019	12/20/2023	1.000%	0.690%		$10,500,000	Quarterly	148,855	149,378	(523)
Anglo American Capital Plc 4.125%, 04/15/2021	12/20/2023	5.000%	1.674%	EUR	8,850,000	Quarterly	1,586,033	1,828,166	(242,133)
Arrow Electronics, Inc. 6.000%, 04/01/2020	12/20/2023	1.000%	1.101%		$150,000	Quarterly	(685)	758	(1,443)
AT&T, Inc. 2.450%, 06/30/2020	12/20/2023	1.000%	1.369%		11,950,000	Quarterly	(196,668)	76,949	(273,617)
AutoZone, Inc. 2.500%, 04/15/2021	12/20/2023	1.000%	0.691%		11,950,000	Quarterly	169,182	235,526	(66,344)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025	12/20/2023	5.000%	4.683%		4,200,000	Quarterly	51,897	112,533	(60,636)
Avon Products, Inc. 7.000%, 03/15/2023	12/20/2023	5.000%	8.596%		7,950,000	Quarterly	(968,287)	(590,562)	(377,725)

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
BAT International Finance Plc 2.375%, 01/19/2023	12/20/2023	1.000%	1.375%	EUR	150,000	Quarterly	$(3,071)	$2,072	$(5,143)
Baxter International, Inc. 1.700%, 08/15/2021	12/20/2023	1.000%	0.582%		$4,950,000	Quarterly	95,195	86,581	8,614
Beazer Homes USA, Inc. 6.750%, 03/15/2025	12/20/2023	5.000%	6.728%		4,250,000	Quarterly	(266,464)	(187,875)	(78,589)
Berkshire Hathaway, Inc. 2.750%, 03/15/2023	12/20/2023	1.000%	0.864%		11,950,000	Quarterly	74,078	223,346	(149,268)
Block Financial LLC 5.500%, 11/01/2022	12/20/2023	5.000%	1.068%		9,950,000	Quarterly	1,765,352	1,786,976	(21,624)
Boston Scientific Corp. 6.000%, 01/15/2020	12/20/2023	1.000%	0.607%		2,350,000	Quarterly	42,498	71,533	(29,035)
British Telecommunications Plc 5.750%, 12/07/2028	12/20/2023	1.000%	1.024%	EUR	10,350,000	Quarterly	(13,564)	141,479	(155,043)
Campbell Soup Co. 4.250%, 04/15/2021	12/20/2023	1.000%	1.378%		$2,600,000	Quarterly	(43,795)	(28,034)	(15,761)
Canadian Natural Resources Ltd. 3.450%, 11/15/2021	12/20/2023	1.000%	1.473%		4,900,000	Quarterly	(103,016)	(62,359)	(40,657)
Cardinal Health, Inc. 4.625%, 12/15/2020	12/20/2023	1.000%	1.230%		300,000	Quarterly	(3,096)	1,041	(4,137)
Carlsberg Breweries A/S 2.625%, 11/15/2022	12/20/2023	1.000%	0.386%	EUR	10,100,000	Quarterly	352,361	360,248	(7,887)
Carrefour S.A. 1.750%, 05/22/2019	12/20/2023	1.000%	1.180%		10,300,000	Quarterly	(102,068)	78,614	(180,682)
CDX North America High Yield Index Series 31 5.000%, 12/20/2023	12/20/2023	5.000%	4.507%		$14,600,000	Quarterly	291,022	389,150	(98,128)
CenturyLink, Inc. 6.150%, 09/15/2019	12/20/2023	1.000%	5.117%		13,200,000	Quarterly	(2,093,340)	(1,055,768)	(1,037,572)
CIT Group, Inc. 5.000%, 08/15/2022	12/20/2023	5.000%	2.129%		4,100,000	Quarterly	509,000	756,497	(247,497)
CNH Industrial Finance Europe S.A. 2.875%, 05/17/2023	12/20/2023	5.000%	1.422%	EUR	650,000	Quarterly	126,616	132,407	(5,791)
CNH Industrial Finance Europe S.A. 2.750%, 03/18/2019	12/20/2023	5.000%	1.422%		4,150,000	Quarterly	808,394	1,000,274	(191,880)
Conagra Brands, Inc. 7.000%, 10/01/2028	12/20/2023	1.000%	1.599%		$12,000,000	Quarterly	(317,737)	154,869	(472,606)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Darden Restaurants, Inc. 3.850%, 05/01/2027	12/20/2023	1.000%	0.687%		$8,600,000	Quarterly	$123,471	$202,880	$(79,409)
Domtar Corp. 4.400%, 04/01/2022	12/20/2023	1.000%	1.339%		12,000,000	Quarterly	(181,617)	68,792	(250,409)
DR Horton, Inc. 4.750%, 02/15/2023	12/20/2023	1.000%	1.287%		7,450,000	Quarterly	(95,862)	(57,058)	(38,804)
Electricite de France S.A. 5.625%, 02/21/2033	12/20/2023	1.000%	0.783%	EUR	10,350,000	Quarterly	125,717	205,334	(79,617)
Electrolux AB 1.000%, 12/05/2019	12/20/2023	1.000%	0.509%		100,000	Quarterly	2,775	2,363	412
Enbridge, Inc. 3.500%, 06/10/2024	12/20/2023	1.000%	1.270%		$7,900,000	Quarterly	(95,773)	(37,978)	(57,795)
Enel SpA 5.250%, 05/20/2024	12/20/2023	1.000%	1.275%	EUR	10,550,000	Quarterly	(158,899)	(71,432)	(87,467)
Eni SpA 4.250%, 02/03/2020	12/20/2023	1.000%	0.896%		6,200,000	Quarterly	35,822	117,412	(81,590)
Experian Finance Plc 4.750%, 11/23/2018	12/20/2023	1.000%	0.444%		8,450,000	Quarterly	266,289	293,177	(26,888)
FirstEnergy Corp. 7.375%, 11/15/2031	12/20/2023	1.000%	0.724%		$12,000,000	Quarterly	151,726	218,925	(67,199)
Gap, Inc. (The) 5.950%, 04/12/2021	12/20/2023	1.000%	1.990%		1,300,000	Quarterly	(56,007)	(35,069)	(20,938)
General Mills, Inc. 3.150%, 12/15/2021	12/20/2023	1.000%	1.118%		11,500,000	Quarterly	(61,471)	(19,402)	(42,069)
General Motors Co. 4.875%, 10/02/2023	12/20/2023	5.000%	1.953%		15,050,000	Quarterly	1,996,734	2,262,752	(266,018)
Goodyear Tire & Rubber Co. 7.000%, 03/15/2028	12/20/2023	5.000%	2.935%		7,750,000	Quarterly	670,319	904,918	(234,599)
HCA, Inc. 7.500%, 02/15/2022	12/20/2023	5.000%	1.914%		10,250,000	Quarterly	1,379,817	1,987,631	(607,814)
Hess Corp. 3.500%, 07/15/2024	12/20/2023	1.000%	2.200%		12,150,000	Quarterly	(629,177)	15,811	(644,988)
Iberdrola International B.V. 2.875%, 11/11/2020	12/20/2023	1.000%	0.663%	EUR	10,250,000	Quarterly	194,116	172,781	21,335
International Lease Finance Corp. 8.250%, 12/15/2020	12/20/2023	5.000%	1.820%		$10,100,000	Quarterly	1,406,247	2,003,149	(596,902)
International Paper Co. 7.500%, 08/15/2021	12/20/2023	1.000%	0.955%		100,000	Quarterly	203	783	(580)
KB Home 7.000%, 12/15/2021	12/20/2023	5.000%	3.597%		5,250,000	Quarterly	300,346	347,783	(47,437)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	12/20/2023	1.000%	1.170%		100,000	Quarterly	(765)	607	(1,372)
Kroger Co. (The) 6.150%, 01/15/2020	12/20/2023	1.000%	1.006%		12,000,000	Quarterly	(3,325)	57,971	(61,296)

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
L Brands, Inc. 5.625%, 10/15/2023	12/20/2023	1.000%	3.543%		$9,700,000	Quarterly	$(1,009,819)	$(743,032)	$(266,787)
LafargeHolcim Ltd. 3.000%, 11/22/2022	12/20/2023	1.000%	1.542%	EUR	10,550,000	Quarterly	(309,667)	(137,262)	(172,405)
Leonardo SpA 1.500%, 06/07/2024	12/20/2023	5.000%	1.897%		6,400,000	Quarterly	1,060,256	1,161,689	(101,433)
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021	12/20/2023	1.000%	2.265%		$13,450,000	Quarterly	(732,180)	(351,442)	(380,738)
Marks & Spencer Plc 6.125%, 12/02/2019	12/20/2023	1.000%	2.460%	EUR	10,700,000	Quarterly	(814,981)	(303,927)	(511,054)
Marsh & McLennan Cos, Inc. 5.875%, 08/01/2033	12/20/2023	1.000%	0.553%		$9,900,000	Quarterly	203,789	219,889	(16,100)
MBIA, Inc. 6.625%, 10/01/2028	12/20/2023	5.000%	3.810%		5,600,000	Quarterly	269,623	511,031	(241,408)
McKesson Corp. 7.650%, 03/01/2027	12/20/2023	1.000%	1.062%		350,000	Quarterly	(985)	3,179	(4,164)
MDC Holdings, Inc. 5.625%, 02/01/2020	12/20/2023	1.000%	2.250%		12,350,000	Quarterly	(665,111)	(367,949)	(297,162)
METRO AG 1.375%, 10/28/2021	12/20/2023	1.000%	2.151%	EUR	200,000	Quarterly	(12,161)	(8,040)	(4,121)
MGIC Investment Corp. 5.750%, 08/15/2023	12/20/2023	5.000%	2.496%		$5,200,000	Quarterly	554,798	788,348	(233,550)
MGM Resorts International 6.750%, 10/01/2020	12/20/2023	5.000%	2.835%		6,100,000	Quarterly	555,233	731,634	(176,401)
Mondelez International, Inc. 4.000%, 02/01/2024	12/20/2023	1.000%	0.727%		11,850,000	Quarterly	148,088	313,606	(165,518)
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2023	1.000%	1.082%		12,000,000	Quarterly	(44,375)	188,673	(233,048)
Nabors Industries, Inc. 5.500%, 01/15/2023	12/20/2023	1.000%	8.712%		10,950,000	Quarterly	(2,847,455)	(1,546,008)	(1,301,447)
Naturgy Capital Markets S.A. 4.500%, 01/27/2020	12/20/2023	1.000%	0.781%	EUR	10,450,000	Quarterly	128,173	118,708	9,465
Navient Corp. 5.500%, 01/25/2023	12/20/2023	5.000%	5.975%		$4,150,000	Quarterly	(151,030)	499,129	(650,159)
Newmont Mining Corp. 5.875%, 04/01/2035	12/20/2023	1.000%	0.699%		17,250,000	Quarterly	237,485	217,982	19,503
Next Plc 5.375%, 10/26/2021	12/20/2023	1.000%	1.731%	EUR	10,550,000	Quarterly	(414,409)	(51,293)	(363,116)
NRG Energy, Inc. 6.250%, 07/15/2022	12/20/2023	5.000%	1.477%		$10,350,000	Quarterly	1,618,648	1,725,313	(106,665)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Omnicom Group, Inc. / Omnicom Capital, Inc. 4.450%, 08/15/2020	12/20/2023	1.000%	0.638%		$8,750,000	Quarterly	$145,311	$143,489	$1,822
Pearson Funding Five Plc 1.375%, 05/06/2025	12/20/2023	1.000%	0.673%	EUR	4,250,000	Quarterly	78,057	128,450	(50,393)
Pernod Ricard S.A. 4.250%, 07/15/2022	12/20/2023	1.000%	0.478%		10,100,000	Quarterly	298,694	359,883	(61,189)
PulteGroup, Inc. 7.875%, 06/15/2032	12/20/2023	5.000%	1.910%		$8,950,000	Quarterly	1,206,181	1,254,850	(48,669)
Renault S.A. 3.125%, 03/05/2021	12/20/2023	1.000%	1.411%	EUR	200,000	Quarterly	(4,473)	(238)	(4,235)
Repsol International Finance B.V. 4.875%, 02/19/2019	12/20/2023	1.000%	0.904%		10,250,000	Quarterly	54,482	209,978	(155,496)
Rolls-Royce Plc 6.750%, 04/30/2019	12/20/2023	1.000%	1.293%		7,250,000	Quarterly	(116,391)	(97,022)	(19,369)
Sempra Energy 4.050%, 12/01/2023	12/20/2023	1.000%	0.690%		$5,200,000	Quarterly	73,870	86,177	(12,307)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2023	1.000%	1.288%		12,000,000	Quarterly	(154,794)	146,128	(300,922)
Simon Property Group L.P. 4.375%, 03/01/2021	12/20/2023	1.000%	0.826%		11,700,000	Quarterly	92,497	197,202	(104,705)
Sudzucker International Finance B.V. 1.250%, 11/29/2023	12/20/2023	1.000%	1.777%	EUR	10,500,000	Quarterly	(437,768)	(83,269)	(354,499)
Tate & Lyle International Finance Plc 6.750%, 11/25/2019	12/20/2023	1.000%	0.511%		10,200,000	Quarterly	282,174	248,070	34,104
TEGNA, Inc. 4.875%, 09/15/2021	12/20/2023	5.000%	2.495%		$10,400,000	Quarterly	1,110,405	1,268,367	(157,962)
Telecom Italia SpA 3.625%, 01/19/2024	12/20/2023	1.000%	3.063%	EUR	7,850,000	Quarterly	(824,618)	(812,269)	(12,349)
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	12/20/2023	1.000%	1.303%		10,600,000	Quarterly	(175,416)	(130,695)	(44,721)
Telefonica Emisiones S.A. 2.736%, 05/29/2019	12/20/2023	1.000%	1.051%		10,400,000	Quarterly	(29,548)	13,856	(43,404)
Tenet Healthcare Corp. 6.875%, 11/15/2031	12/20/2023	5.000%	5.815%		$3,700,000	Quarterly	(113,343)	120,954	(234,297)
thyssenkrupp AG 3.125%, 10/25/2019	12/20/2023	1.000%	2.422%	EUR	2,750,000	Quarterly	(204,317)	(44,396)	(159,921)

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Toll Brothers Finance Corp. 4.375%, 04/15/2023	12/20/2023	1.000%	2.229%		$9,900,000	Quarterly	$(524,383)	$(496,229)	$(28,154)
Transocean, Inc. 5.800%, 10/15/2022	12/20/2023	1.000%	7.884%		11,250,000	Quarterly	(2,690,901)	(998,200)	(1,692,701)
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023	12/20/2023	5.000%	7.953%		7,700,000	Quarterly	(788,072)	(192,500)	(595,572)
Verizon Communications, Inc. 2.550%, 06/17/2019	12/20/2023	1.000%	0.853%		11,950,000	Quarterly	80,010	269,526	(189,516)
Vodafone Group Plc 1.000%, 09/11/2020	12/20/2023	1.000%	0.991%	EUR	2,300,000	Quarterly	1,094	(2,550)	3,644
Volkswagen International Finance N.V. 0.500%, 03/30/2021	12/20/2023	1.000%	1.186%		10,500,000	Quarterly	(107,069)	(4,481)	(102,588)
Wendel S.A. 3.750%, 01/21/2021	12/20/2023	5.000%	1.191%		8,800,000	Quarterly	1,842,258	2,053,704	(211,446)
Whirlpool Corp. 4.850%, 06/15/2021	12/20/2023	1.000%	1.718%		$8,500,000	Quarterly	(268,547)	(256,206)	(12,341)
WPP Finance S.A. 6.375%, 11/06/2020	12/20/2023	1.000%	1.230%	EUR	50,000	Quarterly	(632)	(335)	(297)
Xerox Corp. 2.750%, 09/01/2020	12/20/2023	1.000%	3.721%		$9,800,000	Quarterly	(1,083,656)	(619,819)	(463,837)
Yum! Brands, Inc. 3.875%, 11/01/2020	12/20/2023	1.000%	1.356%		12,150,000	Quarterly	(193,050)	(44,603)	(148,447)

Total Sell Protection							$5,691,964	$24,536,813	$(18,844,849)

Total							$6,370,923	$(4,963,846)	$11,334,769

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, or pay as the seller, for each security included in the CDX North America High Yield Index Series 31 and CDX North America Investment Grade Index Series 31.

(4)	Notional amounts are denominated in foreign currency where indicated.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount(1)	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Enel SpA 5.250%, 05/20/2024	6/20/2023	Bank of America N.A.	(1.000%)	1.153%	EUR (2,000,000)	Quarterly	$15,479	$(1,095)	$16,574
Rexel S.A. 3.500%, 06/15/2023	12/20/2023	JPMorgan Chase Bank N.A.	(5.000%)	1.961%	(8,700,000)	Quarterly	(1,407,970)	(1,587,793)	179,823
Thomas Cook Group Plc 6.250%, 06/15/2022	12/20/2023	JPMorgan Chase Bank N.A.	(5.000%)	12.140%	(5,450,000)	Quarterly	1,409,918	(243,259)	1,653,177
Enel SpA 5.250%, 05/20/2024	12/20/2023	Morgan Stanley & Co.	(1.000%)	1.270%	(1,660,000)	Quarterly	25,001	11,424	13,577

Total Buy Protection							$42,428	$(1,820,723)	$1,863,151

Sell Protection
Cellnex Telecom S.A. 3.125%, 07/27/2022	12/20/2023	JPMorgan Chase Bank N.A.	5.000%	1.350%	EUR 2,650,000	Quarterly	528,146	542,758	(14,612)
Hapag-Lloyd AG 6.750%, 02/01/2022	12/20/2023	JPMorgan Chase Bank N.A.	5.000%	5.596%	5,200,000	Quarterly	(142,819)	(88,925)	(53,894)
Intrum AB 3.125%, 07/15/2024	12/20/2023	JPMorgan Chase Bank N.A.	5.000%	4.931%	5,100,000	Quarterly	16,704	283,981	(267,277)
Premier Foods Finance Plc 5.737%, 07/15/2022	12/20/2023	JPMorgan Chase Bank N.A.	5.000%	3.305%	4,650,000	Quarterly	397,419	624,956	(227,537)
United Continental Holdings, Inc. 5.000%, 02/01/2024	12/20/2023	JPMorgan Chase Bank N.A.	5.000%	2.169%	$10,400,000	Quarterly	1,270,900	1,417,399	(146,499)

Total Sell Protection							$2,070,350	$2,780,169	$(709,819)

Total							$2,112,778	$959,446	$1,153,332

(1)	Notional amounts are denominated in foreign currency where indicated.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation	Maturity Date	Counterparty	Fund Pays/Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Air Liquide S.A. EUR	10/14/2019	Morgan Stanley & Co.	Pays	1 Month EUR LIBOR + 0.500%	EUR (922,150)	Monthly	$—	$—	$—

(1)	Notional amounts are denominated in foreign currency where indicated.

The accompanying notes are an integral part of these financial statements.

88	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2018

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbvie, Inc.	Morgan Stanley & Co.	$95.00	1/18/2019	(10)	$(92,190)	$(1,050)	$(987)	$(63)
Abbvie, Inc.	Morgan Stanley & Co.	92.50	2/15/2019	(10)	(92,190)	(3,750)	(2,278)	(1,472)
Abbvie, Inc.	Morgan Stanley & Co.	97.50	2/15/2019	(11)	(101,409)	(2,123)	(1,350)	(773)
Accenture Plc	Morgan Stanley & Co.	170.00	1/18/2019	(5)	(70,505)	(10)	(1,339)	1,329
Accenture Plc	Morgan Stanley & Co.	165.00	2/15/2019	(5)	(70,505)	(100)	(144)	44
Accenture Plc	Morgan Stanley & Co.	175.00	2/15/2019	(6)	(84,606)	(45)	(1,366)	1,321
Aflac, Inc.	Morgan Stanley & Co.	47.50	1/18/2019	(19)	(86,564)	(418)	(432)	14
Aflac, Inc.	Morgan Stanley & Co.	47.50	2/15/2019	(18)	(82,008)	(1,260)	(1,039)	(221)
Allergan Plc	Morgan Stanley & Co.	175.00	1/18/2019	(6)	(80,196)	(12)	(779)	767
Allergan Plc	Morgan Stanley & Co.	150.00	2/15/2019	(6)	(80,196)	(828)	(1,462)	634
Altria Group, Inc.	Morgan Stanley & Co.	52.50	1/18/2019	(16)	(79,024)	(480)	(619)	139
Altria Group, Inc.	Morgan Stanley & Co.	65.00	1/18/2019	(15)	(74,085)	(15)	(731)	716
Altria Group, Inc.	Morgan Stanley & Co.	65.00	3/15/2019	(15)	(74,085)	(240)	(1,511)	1,271
American Eagle Outfitters, Inc.	Morgan Stanley & Co.	20.00	1/18/2019	(44)	(85,052)	(2,200)	(472)	(1,728)
American Eagle Outfitters, Inc.	Morgan Stanley & Co.	25.00	1/18/2019	(44)	(85,052)	(110)	(1,528)	1,418
American Eagle Outfitters, Inc.	Morgan Stanley & Co.	26.00	2/15/2019	(45)	(86,985)	(225)	(1,562)	1,337
Amgen, Inc.	Morgan Stanley & Co.	200.00	1/18/2019	(4)	(77,868)	(1,040)	(1,247)	207
Amgen, Inc.	Morgan Stanley & Co.	220.00	2/15/2019	(4)	(77,868)	(368)	(767)	399
Amgen, Inc.	Morgan Stanley & Co.	210.00	3/15/2019	(4)	(77,868)	(1,460)	(863)	(597)
Apple, Inc.	Morgan Stanley & Co.	180.00	2/15/2019	(3)	(47,322)	(447)	(512)	65
Apple, Inc.	Morgan Stanley & Co.	185.00	3/15/2019	(3)	(47,322)	(528)	(575)	47
Arconic, Inc.	Goldman Sachs & Co.	22.50	1/18/2019	(186)	(313,596)	(1,860)	(8,336)	6,476
Automatic Data Processing, Inc.	Morgan Stanley & Co.	140.00	1/18/2019	(6)	(78,672)	(378)	(528)	150
Automatic Data Processing, Inc.	Morgan Stanley & Co.	155.00	1/18/2019	(6)	(78,672)	(30)	(580)	550
Automatic Data Processing, Inc.	Morgan Stanley & Co.	145.00	2/15/2019	(6)	(78,672)	(900)	(856)	(44)
Best Buy Co., Inc.	Morgan Stanley & Co.	57.50	1/18/2019	(13)	(68,848)	(741)	(425)	(316)
Best Buy Co., Inc.	Morgan Stanley & Co.	57.50	2/15/2019	(13)	(68,848)	(1,768)	(1,114)	(654)
Bristol-Myers Squibb Co.	Morgan Stanley & Co.	57.50	1/18/2019	(16)	(83,168)	(176)	(955)	779
Bristol-Myers Squibb Co.	Morgan Stanley & Co.	55.00	3/15/2019	(16)	(83,168)	(1,872)	(1,723)	(149)
Broadcom Ltd.	Morgan Stanley & Co.	270.00	1/18/2019	(3)	(76,284)	(765)	(801)	36
Broadcom, Inc.	Morgan Stanley & Co.	280.00	4/18/2019	(3)	(76,284)	(2,910)	(2,561)	(349)
Broadridge Financial Solutions	Morgan Stanley & Co.	105.00	1/18/2019	(8)	(77,000)	(240)	(470)	230
Capital One Financial Corp.	Morgan Stanley & Co.	82.50	1/18/2019	(11)	(83,149)	(242)	(393)	151
Capital One Financial Corp.	Morgan Stanley & Co.	97.50	1/18/2019	(10)	(75,590)	(40)	(687)	647
Capital One Financial Corp.	Morgan Stanley & Co.	97.50	3/15/2019	(10)	(75,590)	(60)	(1,727)	1,667
CF Industries Holdings, Inc.	Morgan Stanley & Co.	45.00	1/18/2019	(18)	(78,318)	(1,782)	(1,345)	(437)
CF Industries Holdings, Inc.	Morgan Stanley & Co.	47.50	2/15/2019	(18)	(78,318)	(2,142)	(1,597)	(545)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	89

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2018 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Cigna Corp.	Morgan Stanley & Co.	$230.00	1/18/2019	(4)	$(75,968)	$(100)	$(1,079)	$979
Cisco Systems, Inc.	Morgan Stanley & Co.	46.00	1/18/2019	(29)	(125,657)	(609)	(1,007)	398
Citigroup, Inc.	Morgan Stanley & Co.	70.00	1/18/2019	(14)	(72,884)	(28)	(1,242)	1,214
Citigroup, Inc.	Morgan Stanley & Co.	60.00	2/15/2019	(15)	(78,090)	(465)	(716)	251
Citigroup, Inc.	Morgan Stanley & Co.	70.00	3/15/2019	(14)	(72,884)	(42)	(2,166)	2,124
Comcast Corp.	Morgan Stanley & Co.	37.50	1/18/2019	(24)	(81,720)	(72)	(425)	353
Comcast Corp.	Morgan Stanley & Co.	42.50	2/15/2019	(25)	(85,125)	(275)	(1,368)	1,093
Cummins, Inc.	Morgan Stanley & Co.	155.00	1/18/2019	(6)	(80,184)	(48)	(1,900)	1,852
Cummins, Inc.	Morgan Stanley & Co.	155.00	3/15/2019	(7)	(93,548)	(665)	(3,617)	2,952
Cummins, Inc.	Morgan Stanley & Co.	160.00	3/15/2019	(6)	(80,184)	(330)	(2,200)	1,870
CVS Health Corp.	Morgan Stanley & Co.	75.00	1/18/2019	(12)	(78,624)	(72)	(165)	93
CVS Health Corp.	Morgan Stanley & Co.	77.50	2/15/2019	(12)	(78,624)	(204)	(309)	105
Delta Air Lines, Inc.	Morgan Stanley & Co.	55.00	1/18/2019	(16)	(79,840)	(480)	(907)	427
Delta Air Lines, Inc.	Morgan Stanley & Co.	60.00	1/18/2019	(16)	(79,840)	(48)	(1,547)	1,499
Delta Air Lines, Inc.	Morgan Stanley & Co.	62.50	3/15/2019	(16)	(79,840)	(256)	(1,867)	1,611
Dick’s Sporting Goods, Inc.	Morgan Stanley & Co.	35.00	1/18/2019	(25)	(78,000)	(500)	(593)	93
Dick’s Sporting Goods, Inc.	Morgan Stanley & Co.	36.00	1/18/2019	(25)	(78,000)	(250)	(318)	68
Dominion Energy, Inc.	Morgan Stanley & Co.	80.00	1/18/2019	(11)	(78,606)	(82)	(349)	267
Dominion Energy, Inc.	Morgan Stanley & Co.	80.00	4/18/2019	(11)	(78,606)	(935)	(1,570)	635
Eaton Corp. Plc	Morgan Stanley & Co.	72.50	1/18/2019	(10)	(68,660)	(450)	(429)	(21)
Eaton Corp. Plc	Morgan Stanley & Co.	77.50	1/18/2019	(10)	(68,660)	(20)	(1,177)	1,157
Eaton Corp. Plc	Morgan Stanley & Co.	77.50	4/18/2019	(10)	(68,660)	(800)	(837)	37
FirstEnergy Corp.	Morgan Stanley & Co.	41.00	1/18/2019	(22)	(82,610)	(110)	(522)	412
FirstEnergy Corp.	Morgan Stanley & Co.	41.00	4/18/2019	(22)	(82,610)	(924)	(1,182)	258
Gilead Sciences, Inc.	Morgan Stanley & Co.	77.50	1/18/2019	(12)	(75,060)	(12)	(873)	861
Gilead Sciences, Inc.	Morgan Stanley & Co.	70.00	2/15/2019	(12)	(75,060)	(960)	(1,953)	993
Gilead Sciences, Inc.	Morgan Stanley & Co.	77.50	2/15/2019	(13)	(81,315)	(208)	(1,673)	1,465
Hewlett Packard Enterprise Co.	Morgan Stanley & Co.	14.00	1/18/2019	(60)	(79,260)	(780)	(823)	43
Hewlett Packard Enterprise Co.	Morgan Stanley & Co.	15.00	2/15/2019	(60)	(79,260)	(600)	(463)	(137)
Home Depot, Inc. (The)	Morgan Stanley & Co.	180.00	1/18/2019	(4)	(68,728)	(508)	(295)	(213)
Home Depot, Inc. (The)	Morgan Stanley & Co.	195.00	1/18/2019	(4)	(68,728)	(24)	(475)	451
Home Depot, Inc. (The)	Morgan Stanley & Co.	185.00	2/15/2019	(4)	(68,728)	(680)	(439)	(241)
Illinois Tool Works, Inc.	Morgan Stanley & Co.	135.00	3/15/2019	(6)	(76,014)	(1,620)	(1,504)	(116)
Intel Corp.	Morgan Stanley & Co.	49.00	1/18/2019	(18)	(84,474)	(846)	(1,021)	175
Intel Corp.	Morgan Stanley & Co.	52.50	1/18/2019	(18)	(84,474)	(90)	(1,039)	949
Intel Corp.	Morgan Stanley & Co.	52.50	2/15/2019	(18)	(84,474)	(846)	(895)	49
International Paper Co.	Morgan Stanley & Co.	45.00	1/18/2019	(20)	(80,720)	(140)	(334)	194
Intuit, Inc.	Morgan Stanley & Co.	210.00	1/18/2019	(4)	(78,740)	(520)	(503)	(17)
Intuit, Inc.	Morgan Stanley & Co.	220.00	4/18/2019	(4)	(78,740)	(1,760)	(1,737)	(23)
Johnson & Johnson	Morgan Stanley & Co.	135.00	1/18/2019	(6)	(77,430)	(324)	(826)	502
Johnson & Johnson	Morgan Stanley & Co.	140.00	2/15/2019	(6)	(77,430)	(546)	(904)	358
JPMorgan Chase & Co.	Morgan Stanley & Co.	105.00	1/18/2019	(8)	(78,096)	(240)	(446)	206
JPMorgan Chase & Co.	Morgan Stanley & Co.	105.00	2/15/2019	(8)	(78,096)	(792)	(1,014)	222
Kohl’s Corp.	Morgan Stanley & Co.	67.50	1/18/2019	(13)	(86,242)	(2,873)	(960)	(1,913)
Kohl’s Corp.	Morgan Stanley & Co.	70.00	3/15/2019	(13)	(86,242)	(4,680)	(2,154)	(2,526)
Kohl’s Corp.	Morgan Stanley & Co.	95.00	4/18/2019	(12)	(79,608)	(300)	(1,869)	1,569
Marathon Petroleum Corp.	Morgan Stanley & Co.	65.00	1/18/2019	(14)	(82,614)	(406)	(570)	164
Marathon Petroleum Corp.	Morgan Stanley & Co.	72.50	1/18/2019	(14)	(82,614)	(42)	(1,928)	1,886
MasterCard, Inc.	Morgan Stanley & Co.	200.00	1/18/2019	(4)	(75,460)	(632)	(447)	(185)
MasterCard, Inc.	Morgan Stanley & Co.	220.00	1/18/2019	(4)	(75,460)	(36)	(747)	711

The accompanying notes are an integral part of these financial statements.

90	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2018 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
McKesson Corp.	Morgan Stanley & Co.	$120.00	1/18/2019	(7)	$(77,329)	$(350)	$(607)	$257
McKesson Corp.	Morgan Stanley & Co.	125.00	2/15/2019	(7)	(77,329)	(735)	(961)	226
Medtronic Plc	Morgan Stanley & Co.	100.00	1/18/2019	(2)	(18,192)	(14)	(87)	73
Medtronic Plc	Morgan Stanley & Co.	97.50	2/15/2019	(2)	(18,192)	(154)	(121)	(33)
Merck & Co., Inc.	Morgan Stanley & Co.	80.00	1/18/2019	(11)	(84,051)	(286)	(294)	8
Merck & Co., Inc.	Morgan Stanley & Co.	82.50	2/15/2019	(11)	(84,051)	(429)	(1,086)	657
Metlife, Inc.	Morgan Stanley & Co.	50.00	1/18/2019	(20)	(82,120)	(500)	(674)	174
Metlife, Inc.	Morgan Stanley & Co.	45.00	2/15/2019	(20)	(82,120)	(700)	(594)	(106)
Microsoft Corp.	Morgan Stanley & Co.	115.00	1/18/2019	(8)	(81,256)	(64)	(1,144)	1,080
Microsoft Corp.	Morgan Stanley & Co.	115.00	2/15/2019	(8)	(81,256)	(704)	(886)	182
Microsoft Corp.	Morgan Stanley & Co.	115.00	3/15/2019	(8)	(81,256)	(1,168)	(1,326)	158
Molson Coors Brewing Co.	Morgan Stanley & Co.	62.50	1/18/2019	(14)	(78,624)	(140)	(290)	150
Molson Coors Brewing Co.	Morgan Stanley & Co.	70.00	1/18/2019	(14)	(78,624)	(14)	(892)	878
Molson Coors Brewing Co.	Morgan Stanley & Co.	65.00	4/18/2019	(14)	(78,624)	(1,134)	(1,452)	318
Morgan Stanley	Morgan Stanley & Co.	42.00	1/18/2019	(2)	(7,930)	(112)	(103)	(9)
Morgan Stanley	Morgan Stanley & Co.	49.00	1/18/2019	(2)	(7,930)	(6)	(99)	93
Murphy Oil Corp.	Morgan Stanley & Co.	27.50	1/18/2019	(20)	(46,780)	(200)	(434)	234
Murphy Oil Corp.	Morgan Stanley & Co.	35.00	1/18/2019	(20)	(46,780)	(50)	(1,794)	1,744
Occidental Petroleum Corp.	Morgan Stanley & Co.	67.50	1/18/2019	(13)	(79,794)	(234)	(529)	295
Occidental Petroleum Corp.	Morgan Stanley & Co.	77.50	1/18/2019	(13)	(79,794)	(13)	(1,348)	1,335
Omnicom Group, Inc.	Morgan Stanley & Co.	77.50	1/18/2019	(11)	(80,564)	(302)	(283)	(19)
Omnicom Group, Inc.	Morgan Stanley & Co.	82.50	1/18/2019	(11)	(80,564)	(55)	(756)	701
Omnicom Group, Inc.	Morgan Stanley & Co.	82.50	4/18/2019	(11)	(80,564)	(1,128)	(899)	(229)
PACCAR, Inc.	Morgan Stanley & Co.	61.20	1/18/2019	(15)	(85,710)	(750)	(1,991)	1,241
PACCAR, Inc.	Morgan Stanley & Co.	60.50	2/15/2019	(15)	(85,710)	(2,138)	(1,481)	(657)
Paychex, Inc.	Morgan Stanley & Co.	70.00	1/18/2019	(13)	(84,695)	(195)	(282)	87
Paychex, Inc.	Morgan Stanley & Co.	70.00	3/15/2019	(13)	(84,695)	(1,066)	(1,257)	191
Plains GP Holdings L.P.	Morgan Stanley & Co.	23.00	2/15/2019	(39)	(78,390)	(878)	(1,630)	752
PPL Corp.	Morgan Stanley & Co.	30.00	1/18/2019	(29)	(82,157)	(377)	(833)	456
Prudential Financial, Inc.	Morgan Stanley & Co.	87.50	1/18/2019	(10)	(81,550)	(460)	(607)	147
Prudential Financial, Inc.	Morgan Stanley & Co.	105.00	3/15/2019	(10)	(81,550)	(100)	(1,257)	1,157
Robert Half International, Inc.	Morgan Stanley & Co.	60.00	1/18/2019	(14)	(80,080)	(1,050)	(752)	(298)
Rockwell Automation, Inc.	Morgan Stanley & Co.	160.00	1/18/2019	(5)	(75,240)	(575)	(744)	169
Rockwell Automation, Inc.	Morgan Stanley & Co.	165.00	4/18/2019	(5)	(75,240)	(2,200)	(2,154)	(46)
Sabre Corp.	Morgan Stanley & Co.	25.00	4/18/2019	(55)	(119,020)	(2,888)	(2,899)	11
Sinclair Broadcast Group, Inc.	Morgan Stanley & Co.	34.00	1/18/2019	(29)	(76,386)	(362)	(1,471)	1,109
Starbucks Corp.	Morgan Stanley & Co.	67.50	1/18/2019	(13)	(83,720)	(416)	(269)	(147)
Starbucks Corp.	Morgan Stanley & Co.	70.00	2/15/2019	(13)	(83,720)	(715)	(490)	(225)
Suntrust Banks, Inc.	Morgan Stanley & Co.	55.00	1/18/2019	(11)	(55,484)	(198)	(294)	96
Texas Instruments, Inc.	Morgan Stanley & Co.	97.50	1/18/2019	(3)	(28,350)	(606)	(438)	(168)
Texas Instruments, Inc.	Morgan Stanley & Co.	105.00	1/18/2019	(3)	(28,350)	(63)	(389)	326
Texas Instruments, Inc.	Morgan Stanley & Co.	105.00	4/18/2019	(3)	(28,350)	(729)	(668)	(61)
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	250.00	1/18/2019	(3)	(67,137)	(45)	(635)	590
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	250.00	3/15/2019	(3)	(67,137)	(597)	(599)	2
Travelport Worldwide Ltd.	Goldman Sachs & Co.	17.50	3/15/2019	(37)	(57,794)	(370)	(1,983)	1,613
Tribune Media Co.	Goldman Sachs & Co.	45.00	1/18/2019	(152)	(689,776)	(5,700)	(6,489)	789

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	91

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2018 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Unitedhealth Group, Inc.	Morgan Stanley & Co.	$260.00	1/18/2019	(3)	$(74,736)	$(768)	$(665)	$(103)
Unitedhealth Group, Inc.	Morgan Stanley & Co.	290.00	1/18/2019	(3)	(74,736)	(30)	(383)	353
Uniti Group, Inc.	Morgan Stanley & Co.	17.50	2/15/2019	(53)	(82,521)	(2,915)	(2,370)	(545)
Visa, Inc.	Morgan Stanley & Co.	140.00	1/18/2019	(6)	(79,164)	(480)	(371)	(109)
Visa, Inc.	Morgan Stanley & Co.	145.00	3/15/2019	(6)	(79,164)	(1,140)	(874)	(266)
Walgreens Boots Alliance, Inc.	Morgan Stanley & Co.	77.50	1/18/2019	(16)	(109,328)	(128)	(171)	43
Walgreens Boots Alliance, Inc.	Morgan Stanley & Co.	90.00	4/18/2019	(17)	(116,161)	(238)	(3,599)	3,361
Walt Disney Co. (The)	Goldman Sachs & Co.	112.00	1/18/2019	(47)	(515,355)	(6,157)	(5,689)	(468)
Walt Disney Co. (The)	Goldman Sachs & Co.	113.00	1/18/2019	(30)	(328,950)	(3,204)	(3,204)	—
Walt Disney Co. (The)	Goldman Sachs & Co.	110.00	2/15/2019	(70)	(767,550)	(28,000)	(25,761)	(2,239)
Waste Management, Inc.	Morgan Stanley & Co.	92.50	1/18/2019	(5)	(44,495)	(125)	(214)	89
Yum Brands, Inc.	Morgan Stanley & Co.	95.00	1/18/2019	(9)	(82,728)	(603)	(780)	177
Yum Brands, Inc.	Morgan Stanley & Co.	97.50	4/18/2019	(9)	(82,728)	(2,205)	(1,410)	(795)
Zayo Group Holdings, Inc.	Goldman Sachs & Co.	25.00	1/18/2019	(147)	(335,748)	(7,295)	(7,295)	—
Put
Wyndham Hotels & Resorts, Inc.	Goldman Sachs & Co.	40.00	2/15/2019	(56)	(254,072)	(5,040)	(3,806)	(1,234)

Total Written Options						$(150,143)	$(201,908)	$51,765

The accompanying notes are an integral part of these financial statements.

92	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund Review

The Litman Gregory Masters High Income Alternatives Fund was introduced on September 28, 2018. The fund’s objective is to generate a high level of income from diverse sources, consistent with the goal of capital preservation over time. In the fund’s first three months, the Institutional shares fell 3.08%. During the same three-month period, the Bloomberg Barclays U.S. Aggregate Bond Index rose 1.64%, while high-yield bonds (ICE BofA Merrill Lynch U.S. High-Yield Cash Pay Index) declined 4.67%.

QUARTER END PERFORMANCE – 12/31/2018
	One- Month	Three- Month	One- Year	Since Inception (9/28/2018)
Litman Gregory Masters High Income Alternative Fund INSTITUTIONAL	-2.11%	-3.08%	n/a	-3.08%
Litman Gregory Masters High Income Alternative Fund INVESTOR	-2.11%	-3.09%	n/a	-3.09%
Bloomberg Barclays U.S. Aggregate Bond Index	1.84%	1.64%	n/a	1.64%
ICE BofAML U.S. High Yield TR USD Index	-2.19%	-4.67%	n/a	-4.67%
HFRX Fixed Income – Credit Index	-1.43%	-3.05%	n/a	-3.05%

EXPENSE RATIOS as of 9/28/2018	MAHIX	MAHNX
Inception Date	9/28/2018	9/28/2018
Management Fees	0.95%	0.95%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.15%	0.15%

Total Annual Fund Operating Expenses	1.10%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.98%	1.23%
1. “Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

2.  The expense ratios can be found in the most recent Summary Prospectus (9/7/2018). The Advisor has contractually agreed to limit the Fund’s operating expenses (including management fees payable to Litman Gregory but excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2020.

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. Short-term performance in particular is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Annual Review

The fund’s end-of-third-quarter inception occurred in front of what turned out to be volatile three-month period. Tested out of the gate, the fund performed in line with our long-term expectations. The fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income with low correlation and less interest-rate sensitivity, but it is willing to accept higher volatility. Over the long term, we believe returns will be comparable to high-yield bonds, but with lower volatility and downside risk because of the diversified sources of return and manager flexibility. The correlation may be relatively high to high-yield bonds, though with significantly lower beta. Importantly, given the flexibility of the managers’ mandates, we expect the correlation to vary over time depending on the market environment and the managers’ positioning. We are pleased that the fund had dry powder to invest into the credit market’s end-of-year dislocation, which should provide a base for attractive returns going forward.

Quarterly Portfolio Commentary

Performance of Managers

During the fund’s three-month history, the performance of the two flexible credit managers Brown Brothers Harriman and Guggenheim was essentially flat. Both preserved capital in a volatile period for credit. Ares Management’s Alternative Equity Income sleeve suffered a 12.2% loss amid a sharp equity market decline, while Neuberger Berman’s Option Income strategy suffered a 5.1% decline. (These returns are net of the management fees that each sub-advisor charges the fund.) Each of these sleeves performed in line with our expectations amid a sharp risk-off market environment.

Manager Commentaries

Ares: The last three months of the year was one of the most volatile periods for corporate credit and equity markets in recent history as global economic concerns weighed heavily on investor sentiment. Markets were consistently impacted by a decidedly negative

Fund Summary	93

technical move, which was only exacerbated by angst in December around Federal Reserve policy, the U.S. government shutdown and general political turmoil, the seasonality of capital markets, and concerns of a decelerating economy. Led by a selloff and significant outflows in both the high-yield and bank loan markets, equity-income sectors experienced a steep decline in market prices. Additionally, year-end tax-loss selling due to a high retail ownership base in our targeted assets exacerbated the downdraft over the period. As a result, the Ares Alternative Equity Income portfolio lost 12.2% net of management fees versus a loss of 12.6% for the benchmark, resulting in 0.37% in relative outperformance over the quarter.

Specific to the BDC (business development company) market, fears of a recession and weakness in the high-yield and leveraged loan markets spilled over into the asset class leading to the severe selloff. We reduced our exposure to BDCs in late November and early December following insights sourced across the Ares platform that the credit markets were beginning to show signs of weakness. With the portfolio weighted 43% to BDCs versus 60% to our benchmark, this underweight helped drive 0.78% of positive attribution. However, stock selection was less of a contributor to performance as we added to our positions in Apollo Investment and FS KKR, which experienced larger downdrafts than the rest of the market. Nonetheless, we believe these names were oversold and our ability to source these names at attractive discounts to NAV (net asset value) will provide meaningful upside in the early months of 2019.

Facing structural headwinds throughout 2018, the MLP (master limited partnership) market was unduly punished alongside the steep drop in oil from over $70 per barrel of WTI to $45 per barrel by year-end. Throughout most of the period, we remained overweight to MLPs with the view that the sector traded at excessively cheap valuations relative to strong historical volumes for midstream assets. Nevertheless, the perception that MLPs are fundamentally affected by the price of oil led to further outflows in the space. Moreover, December tax-loss selling put further pressure on the group. Overall, our MLP allocation led to negative 0.21% of underperformance versus the benchmark during the quarter. Our strong stock selection within the MLP bucket helped offset the negative attribution related to our overweight to the sector. In the final week of December, we sold 20% of our MLP holdings and rolled these proceeds into Kayne Anderson MLP Investment Company, a closed-end MLP fund trading at a steep discount to NAV. This investment had a strong recovery in value during the last week of December, which has continued into January.

The mortgage REIT (MREIT) sector fared better than both BDCs and MLPs as it remained more insulated from the broader market turmoil during the quarter. With interest rate hikes and the continued unwinding of the Fed’s balance sheet, we maintained a 0% exposure to agency REITs throughout the period. Regarding the commercial MREITs, we had an approximate 8% allocation to the sector versus 20% for the benchmark. We took the view that increased competition and spread tightening in the space would offset the rise in Libor. As a result of this underweight, combined with our exposure to New Residential, which declined 14.75% during the quarter, our MREIT bucket generated 1.24% of underperformance relative to the benchmark.

Closed-end funds (CEFs) were a bright spot in the portfolio as the space hit historically deep discounts to NAV in late December. In the final trading days of the month, we bought a number of attractive CEFs (Barings Global Short Duration High Yield Fund, DoubleLine Income Solutions Fund, and Eaton Vance Floating Rate Income Fund) which led to 0.05% of outperformance relative to the benchmark. Notably, we also purchased Compass Diversified (CODI) a publicly traded private equity company that declined 16.9% in the quarter. CODI has fully recovered its decline in January and is back trading at our cost basis.

In 2019, we expect continued solid fundamentals and a less active Fed should improve investor perceptions toward dividend-paying stocks. However, ultimate returns will likely be driven by market perceptions around the health of the U.S. economy. Specific catalysts including the repeal of the Acquired Fund Fees and Expenses (AFFE) ruling in the BDC space, demonstration of self-funding in the MLP space, and stable book values among agency REITs should provide ample opportunities for active investment in our targeted sectors. Given the current fundamentals and valuation we think it is reasonable to expect total returns in our sleeve in the 10%–15% range.

Brown Brothers Harriman: The return of the BBH & Co. sub-portfolio from inception to year-end was -.05%. At the commencement of the fund’s operations in late September, we were unimpressed with corporate valuations. Our process is driven by a valuation framework that presumes credit spreads (i.e., the difference between a given credit yield and a similar-duration Treasury instrument) are mean-reverting. For much of 2018, corporate spreads were languishing at levels as low as they were just prior to the Financial Crisis, meaning that our valuation framework deemed most instruments too expensive to purchase. As a result, our purchases focused on asset-backed securities (ABS), where we still found value and a few idiosyncratic value opportunities in corporates, while we maintained reserves (Treasuries and cash) for future opportunities. Investing in accordance with this framework has worked well for us in the past, and certainly worked to protect capital during the first three months of the Fund’s operation. For example, investment-grade corporate indexes underperformed equivalent treasuries by nearly 3% in the fourth quarter of 2018. Our shorter-tenor and higher-quality ABS holdings held up much better than corporate credit.

We are a credit-focused manager, and 2018, mostly on the back of the fourth quarter, was the worst year for credit since 2011. In this context of large negative returns across credit sectors, we are pleased that our sub-portfolio return was about flat.
We took advantage of these sagging markets to build our credit positions. We gradually increased our exposure to credit spreads one bond at a time as value returned to the market.

94	Litman Gregory Funds Trust

Composition of the BBH & Co. Sub-Portfolio*

	10/31/2018		12/31/2018
	%MV	Spread Duration	%MV	Spread Duration
Asset-backed securities	14.4%	0.40	28.8%	0.60
Corporate securities	25.8%	1.33	41.0%	2.07
Commercial mortgage-backed securities	0.0%	—	5.5%	0.12
Treasuries & Cash	59.8%	—	24.7%	—

Total	100.0%	1.73	100.0%	2.79

*Spread	Duration measures the return sensitivity of the portfolio to changes in credit spreads.

Our current level of credit risk remains moderate.

For comparison, as spreads peaked in the last credit cycle we positioned accounts in this strategy with almost five years of spread duration.

To give a sense of how we observe changes in the attractiveness of credit, we’d like to share with you the corporate sector output of our valuation model. Set forth below is the percentage of the investment-grade corporate index trading at what we deem attractive valuations (we call this a “Buy”, although anything we buy must also pass our credit criteria). A “Buy” valuation suggests that we see not only compensation for credit and liquidity risk but spread compression potential above a cushion that we calculate for each sub-sector, rating, and duration. Thus, we believe securities at “Buy” valuations, presuming they also pass our credit criteria, are much more likely to significantly outperform similar duration Treasuries over the coming year. We initiate positions that are at “Buy” levels (in green), hold (but decrease positions) in credits at the “Hold” level (yellow). “Sells” are simply sold. The corporate credit risk we take in the portfolio should generally correlate to the cycle these valuations describe. We must emphasize that a “Buy” valuation is insufficient for us to purchase a bond or loan — it still must pass our credit criteria. We pass on many more “Buy”- valued opportunities than we buy. You can see that at the end of the year, we judged about one quarter of the investment grade credit universe to offer value, versus only 4% of the universe at a value earlier in the year.

Fund Summary	95

In contrast to corporates, we have continued to find good value in most sectors of the asset-backed securities (ABS) market throughout the year. Foreign investors have not been active in this market, which means that it has been spared both the expensive run-up and the rapid decline seen in corporate valuations. However, ABS is a very issuance-driven market, and it takes time to build positions.

We remain unimpressed with valuations in agency MBS. MBS pools offer little compensation for the rate risk embedded within them and face technical headwinds as the Fed runs down its sizable MBS holdings. Furthermore, with fluctuations in interest rates, MBS change duration. Mortgages contributed nearly all of the +/- 0.5 year fluctuations to the Bloomberg-Barclays US Aggregate Index in 2018 (see below). This volatility, in turn, can provoke a lot of trading, which is expensive in volatile markets, and impairs available liquidity for credit opportunities. For all these reasons, we’d like to be paid much more to own MBS.

We have believed for several years that longer-term rates do not compensate for the added rate duration exposure. As a result, the rate duration of the portfolio is only about two years, so that rate changes are unlikely to be a principal driver of returns. Rates rallied in November and December, and since the portfolio’s benchmark has substantially more duration risk than our portfolio, benchmark returns exceeded our portfolio returns by about 1.78% in the quarter.

It is not surprising, given the sector returns cited above, that our Treasuries were the top contributor to portfolio performance, and that four of the top five contributing credits to portfolio performance were ABS.

The bottom five contributors were all corporates and loans. While nearly all loans suffered significant price declines amid large withdrawals from loan funds, these names are now among the highest yielding holdings in the portfolio.

As the year ended, the markets reflected overwhelmingly bearish sentiment. Forward rates implied a greater than 50% chance of a rate cut from the Fed by January 2020, and yields were inverted from one to six years on the Treasury yield curve. We expect our readers are familiar with what the stock market was doing at year end. We believe this bearishness may be overdone. We were skeptical of the unbridled optimism in the stock and credit markets in 2017, and we are similarly skeptical of today’s pessimism. In 2017 and early 2018 we thought markets were underestimating the threats from:

•	erratic trade actions

•	increasing global debt

•	credit losses from an overheated direct-lending market in the US

•	debt reckoning in China/China slowdown

•	rapid growth of US student and automobile debt

96	Litman Gregory Funds Trust

These remain potent threats to credit that have not materialized, though markets may be putting greater odds on one or more of them. Two important elements of our investing environment did change in 2018:

•	A brief period of global synchronized growth ended, and

•	the U.S. government shut down.

We remind our readers that most of the government spending—defense, entitlements, and a variety of other essential functions – continues on schedule. As we start 2019, we do not anticipate systemic danger from these discussed market changes, given the much stronger and less leveraged financial system. What is evident to us is the substantial disagreement between U.S. economic indicators and market sentiment as reflected in asset prices. Although the fourth quarter of 2018 was a volatile period, we welcome the more appropriate credit pricing heading into the new year.

From our perspective, bearish momentum is feeding on itself and markets are beginning to overshoot. This is what markets always do. What we at BBH always do is spend every working day looking for the next durable opportunity that is priced to outperform, not over the next month, but over the next few years.

Guggenheim: U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Homebuilder sentiment has declined to the lowest reading since 2015, according to the National Association of Home Builders. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, we see a broad-based slowdown in real U.S. gross domestic product (GDP) growth to below 2 percent year over year by the fourth quarter of 2019. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38 percent decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0 percent, near 50-year lows. Nonfarm payrolls increased nearly twice as fast as expected, while average hourly earnings printed at 3.2 percent year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, we expect unemployment to fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the Fed proceeded to raise the fed funds target to 2.25–2.50 percent in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, we believe the Fed will be forced to pause in early 2019 to monitor economic data to avoid inflicting further pain. But we continue to believe that with real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2 percent target, the 2019 data should be solid enough for the Fed to hike two times later in the year.

The performance of our sleeve of the fund was essentially flat for the period as spreads widened across all sectors and was not fully offset by carry of the portfolio. Macroeconomic and geopolitical events including a trade war with China, falling oil prices, and concerns of slowing growth triggered a broad sell-off in risk assets. The S&P 500, high-yield, bank loan and investment-grade indices were off -13.52 percent, -4.53 percent, -3.08 percent, -0.18 percent, respectively. We had been increasingly concerned that spreads could widen in the fourth quarter. Accordingly, we positioned the portfolio defensively, capped below investment grade exposure and maintained healthy liquidity reserves. This positioning sustainably buffered the portfolio from losses relative to broader risk indices.

Since the inception of the fund in late September, we have been ramping the portfolio with positions principally in non-Agency residential mortgage-backed securities (RMBS), collateralized loan obligations (CLOs), asset-backed securities (ABS), and leveraged loans.

Non-Agency RMBS spreads widened over the period. Trade volume dropped sharply in November and December, as elevated dealer inventories and macro volatility weighed on liquidity. Fundamentally, limited home inventory and improving labor market conditions should support home prices and mortgage credit performance.

CLOs spread widening was largely offset by its carry for the fourth quarter. CLO spreads have been widening since the second quarter of 2018 and are 20 to 200 basis points wider than the start of the year. Highly rated tranches, which the fund typically holds, have been more insulated than lower rated tranches. 2018 CLO new issuance set a record at $130 billion. Refinance, reset and reissue transactions totaled $154 billion.

Fund Summary	97

Leveraged loans return turned negative in the fourth quarter. The Credit Suisse Leverage Loan index posted its worst quarterly performance since third quarter 2011, leaving nearly the entire market bid below par. Defaults, however, remained low.

ABS, including aircraft securitization, performed well over the period. New aircraft ABS structures introduced in 2018 increased investor sponsorship in the space, and we expect investor sponsorship to continue growing in 2019, as underlying air traffic fundamentals remain sound.

High yield and investment grade corporate bonds spreads widened materially over the period. In high yield, the 44 percent peak-to-trough decline in oil prices was a key driver of spread widening at the end of 2018. In investment grade corporates, the market became concerned with elevated leverage levels and the increase in the BBB component of the investment-grade universe. BBBs now account for 50 percent of the market, up from 36 percent 10 years ago.

Neuberger Berman: The Option Income portfolio avoided a majority of the equity market losses incurred in the fourth quarter. The portfolio declined 5.14% (net of fees), which compares favorably with the 11.26% and 16.06% declines posted by the CBOE S&P 500 PutWrite Index and the CBOE Russell 2000 PutWrite Index, respectively. Further, the strategy outperformed the S&P 500 Index’s 13.52% loss and the Russell 2000 Index’s notable 20.20% decline. For reference, the Bloomberg Barclays U.S. High Yield Index fell 4.53%.

For the fourth quarter, the portfolio experienced a maximum drawdown (using daily returns) of approximately 8.7%, which was less than half the 19.3% maximum drawdown in the S&P 500 Index and far better than the 15.5% maximum drawdown in the CBOE S&P 500 PutWrite Index.

The portfolio’s fourth quarter return comprised option losses split between S&P 500 option exposures (negative 475 basis points), Russell 2000 option exposures (negative 130 bps), and gains from the collateral portfolio totaling 100 bps.

During the quarter, the CBOE S&P 500 Volatility Index (VIX) jumped over 100% from 12 to just over 25 and averaged 20.9 for the period. Realized volatility for the S&P 500 was 23.8 for the quarter, resulting in a negative average implied volatility premium of 2.8. Similarly, the CBOE Russell 2000 Volatility Index averaged 24.1 for the quarter yielding a negative average implied volatility premium of 1.7. In both instances these negative premiums created headwinds for the portfolio’s short option exposures.

The portfolio’s option strategy notional allocation remains near its strategic weights of 85% to the S&P 500 Index and 15% to the Russell 2000 Index.

The collateral portfolio remains invested in short-term U.S. Treasury bonds with an average duration of 1.4 years and an average yield to maturity of 2.5%.

As we look forward to 2019, markets are starting the year with a VIX level that is over twice the level at the start of 2018. Uncertainty in U.S. corporate earnings expectations is increasing, and analyst views are diverging. Single-stock and industry correlations appear to be declining. Several global political controversies and trade policies have the potential to come to dramatic resolutions. The Fed’s rate plan has become more ambiguous after the end of 2018. There are a lot of things to debate in markets in the coming year, but we expect uncertainty will continue to rule the day.

Strategy Allocations

The fund’s allocation across the four managers are as follows: 32.5% to both Brown Brothers Harriman and Guggenheim Investments, 20% to Neuberger Berman, and 15% to Ares Management. We use the fund’s daily cash flows to bring each manager’s allocation toward their targets should differences in shorter-term relative performance cause divergences.

Sub-Advisor Portfolio Composition as of December 31, 2018

Ares Alternative Equity Income Strategy

BDCs	42.0%
MLPs	35.7%
Mortgage REITs	7.8%
CEFs	4.3%
Other	1.6%
Cash & Equivalents	8.5%

Brown Brothers Harriman Credit Value Strategy

ABS	27.5%
Bank Loans	27.1%
Corporate Bonds	14.0%
Treasury Bonds	12.3%
CMBS	5.5%
RMBS	1.4%
Cash & Equivalents	12.2%

98	Litman Gregory Funds Trust

Guggenheim Multi-Credit Strategy

Bank Loans	7.6%
ABS	23.5%
CMOs	13.9%
Corporate Bonds	1.0%
Interest Rate Swap	-0.2%
Cash & Equivalents	54.2%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

CURRENT TARGET STRATEGY ALLOCATIONS AS OF DECEMBER 31, 2018

Source: Litman Gregory

PORTFOLIO CHARACTERISTICS – 12/31/2018
Total Net Assets:	$76,554,215
Total Holdings:	260
Average Credit Quality:	BBB
Weighted Average Duration*:	1.1 Years

*Does	not include Neuberger Berman’s collateral

SECTOR EXPOSURE – 12/31/2018
Equity Index Put Write Options:	19.7%
Asset Back Securities:	16.4%
Bank Loans:	10.7%
BDCs:	5.8%
CEFs:	1.6%
CMOs:	6.5%
Corporate Bonds:	4.8%
Treasury Bonds:	4.0%
MLPs:	4.1%
Mortgage REITs:	1.1%
Other:	-0.1%
Cash and Cash Equivalents:	25.4%

CREDIT QUALITY BREAKDOWN* – 12/31/2018
AAA:	28.99%
AA:	10.61%
A:	7.68%
BBB:	19.15%
BB:	13.35%
B:	9.95%
CCC and Lower:	8.67%
Not Rated:	1.60%
Equity:	12.60%

*Does	not include Neuberger Berman’s collateral

Fund Summary	99

Litman Gregory Masters High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Greg Mason Troy Ward	Ares Management, LLC	15%	Equity Income
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	33%	Credit Value
Scott Minerd Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	33%	Multi-Credit
Derek Devens	Neuberger Berman Investment Advisers LLC	20%	Option Income

High Income Alternatives Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters High Income Alternatives Fund from September 28, 2018 to December 31, 2018 compared with the Bloomberg Barclays U.S. Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

100	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018

Shares		Value

COMMON STOCKS: 10.8%

Energy: 3.8%
$25,285	Energy Transfer L.P.	$334,015
25,814	Enterprise Products Partners L.P.	634,766
7,142	EQM Midstream Partners L.P.	308,891
6,275	Magellan Midstream Partners L.P.	358,051
10,596	MPLX L.P.	321,059
17,176	Plains All American Pipeline L.P.	344,207
4,176	Targa Resources Corp.	150,420
7,615	Western Gas Partners L.P.	321,581
9,015	Williams Cos., Inc. (The)	198,781

		2,971,771

Financials: 7.0%
50,116	Apollo Investment Corp.	621,438
46,063	Ares Capital Corp.	717,662
20,400	Barings BDC, Inc.	183,804
36,090	BlackRock Capital Investment Corp.	190,916
13,750	Compass Diversified Holdings	171,187
15,651	Fidus Investment Corp.	182,960
110,382	FS KKR Capital Corp.	571,779
11,737	Golub Capital BDC, Inc.	193,543
16,527	Great Ajax Corp.	199,150
13,150	Hercules Capital, Inc.	145,308
13,948	New Mountain Finance Corp.	175,466
6,100	New Residential Investment Corp.	86,681
37,842	Oaktree Strategic Income Corp.	293,275
16,615	PennantPark Floating Rate Capital Ltd.	192,236
46,275	PennantPark Investment Corp.	294,772
15,725	Solar Capital Ltd.	301,763
1,913	Solar Senior Capital Ltd.	28,925
14,786	Starwood Property Trust, Inc.	291,432
14,475	TCG BDC, Inc.	179,490
12,980	TriplePoint Venture Growth BDC Corp. - Class B	141,352
18,500	Two Harbors Investment Corp.	237,540

		5,400,679

TOTAL COMMON STOCKS (Cost $9,766,641)		8,372,450

CLOSED-END FUNDS: 1.6%
7,030	Barings Global Short Duration High Yield Fund	112,129
6,067	DoubleLine Income Solutions Fund	105,141
10,000	Eaton Vance Floating-Rate Income Trust	126,600
57,000	Kayne Anderson MLP/Midstream Investment Co.	784,320
7,916	KKR Income Opportunities Fund	112,803

TOTAL CLOSED-END FUNDS (Cost $1,178,547)		1,240,993

Principal Amount^		Value

ASSET-BACKED SECURITIES: 17.9%
	AASET US Ltd.
$347,585	Series 2018-2A-A 4.454%, 11/16/2038(a)	$351,440
	Adams Outdoor Advertising L.P.
399,523	Series 2018-1-A 4.810%, 11/15/2048(a)	411,480
	AIM Aviation Finance Ltd.
210,367	Series 2015-1A-A1 4.213%, 02/15/2040(a)(b)	211,886
207,361	Series 2015-1A-B1 5.072%, 02/15/2040(a)(b)	207,337
	AXIS Equipment Finance Receivables VI LLC
200,000	Series 2018-2A-A2 3.890%, 07/20/2022(a)	201,331
	Capital Automotive LLC
344,167	Series 2017-1A-A1 3.870%, 04/15/2047(a)	344,504
	Colombia Cent CLO 27 Ltd.
400,000	Series 2018-27A-X 3.190%, 10/25/2028(a)(c) 3 mo. USD LIBOR + 0.700%	400,203
	Drug Royalty III L.P.
480,000	Series 2018-1A-A1 4.366%, 10/15/2031(a)(c) 3 mo. USD LIBOR + 1.600%	480,316
	Elm Trust
300,000	Series 2018-2A-A2 4.605%, 10/20/2027(a)	305,145
100,000	Series 2018-2A-B 5.584%, 10/20/2027(a)	100,430
	Falcon Aerospace Ltd.
517,830	Series 2017-1-B 6.300%, 02/15/2042	531,156
	Finance of America Structured Securities Trust
370,000	Series 2018-HB1-M1 3.774%, 09/25/2028(a)(d)	369,242
	FREED ABS TRUST
400,000	Series 2018-2-B 4.610%, 10/20/2025(a)	404,966
	FRS I LLC
381,150	Series 2013-1A-A2 3.080%, 04/15/2043(a)	380,489
	Greywolf CLO III Ltd.
250,000	Series 2018-3RA-A2 4.119%, 10/22/2028(a)(c) 3 mo. USD LIBOR + 1.650%	248,324
400,000	Series 2018-3RA-X 3.119%, 10/22/2028(a)(c) 3 mo. USD LIBOR + 0.650%	400,305
	GSAMP Trust
303,565	Series 2007-NC1-A1 2.636%, 12/25/2046(c) 1 mo. USD LIBOR + 0.130%	199,193
	Hercules Capital Funding Trust
400,000	Series 2018-1A-A 4.605%, 11/22/2027(a)	406,413

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	InSite Issuer LLC
$ 480,000	Series 2018-1A-C 6.115%, 12/15/2048(a)	$480,000
	KREF Ltd.
400,000	Series 2018-FL1-A 3.402%, 06/15/2036(a)(c) 1 mo. USD LIBOR + 1.100%	394,566
	MAPS Ltd.
237,175	Series 2018-1A-A 4.212%, 05/15/2043(a)	239,931
	Marathon CLO V Ltd.
500,000	Series 2013-5A-A2R 4.096%, 11/21/2027(a)(c) 3 mo. USD LIBOR + 1.450%	486,045
	Marathon CRE Ltd.
100,000	Series 2018-FL1-C 5.055%, 06/15/2028(a)(c) 1 mo. USD LIBOR + 2.600%	98,300
	Mariner Finance Issuance Trust
400,000	Series 2018-AA-A 4.200%, 11/20/2030(a)	404,654
	Morgan Stanley ABS Capital I, Inc. Trust
362,165	Series 2006-HE8-A2D 2.726%, 10/25/2036(c) 1 mo. USD LIBOR + 0.220%	223,297
417,397	Series 2007-HE4-A2C 2.736%, 02/25/2037(c) 1 mo. USD LIBOR + 0.230%	181,158
	Morgan Stanley IXIS Real Estate Capital Trust
434,150	Series 2006-2-A4 2.726%, 11/25/2036(c) 1 mo. USD LIBOR + 0.220%	212,839
	Nationstar HECM Loan Trust
460,000	Series 2018-3A-M1 3.903%, 11/25/2028(a)(d)	460,973
	Neuberger Berman CLO XX Ltd.
420,000	Series 2015-20A-AR 3.236%, 01/15/2028(a)(c) 3 mo. USD LIBOR + 0.800%	413,657
	Newtek Small Business Loan Trust
215,359	Series 2018-1-A 4.206%, 02/25/2044(a)(c) 1 mo. USD LIBOR + 1.700%	215,506
97,890	Series 2018-1-B 5.506%, 02/25/2044(a)(c) 1 mo. USD LIBOR + 3.000%	97,975
	NextGear Floorplan Master Owner Trust
200,000	Series 2018-2A-A2 3.690%, 10/16/2023(a)	201,736
	Oportun Funding X LLC
400,000	Series 2018-C-B 4.590%, 10/08/2024(a)	405,094
	Palmer Square Loan Funding Ltd.
500,000	Series 2018-4A-A1 3.150%, 11/15/2026(a)(c) 3 mo. USD LIBOR + 0.900%	496,000

Principal Amount^		Value
	Regatta VI Funding Ltd.
$ 500,000	Series 2016-1A-AR 3.549%, 07/20/2028(a)(c) 3 mo. USD LIBOR + 1.080%	$495,141
	Regional Management Issuance Trust
480,000	Series 2018-2-B 4.940%, 01/18/2028(a)	484,304
	RMF Buyout Issuance Trust
460,000	Series 2018-1-M1 3.912%, 11/25/2028(a)(d)	461,707
	Sapphire Aviation Finance I Ltd.
234,375	Series 2018-1A-A 4.250%, 03/15/2040(a)	235,051
	SPS Servicer Advance Receivables Trust
210,000	Series 2018-T1-AT1 3.620%, 10/17/2050(a)	210,863
	TPG Real Estate Finance Issuer Ltd.
470,000	Series 2018-FL2-A 3.585%, 11/15/2037(a)(c) 1 mo. USD LIBOR + 1.130%	465,680
	Venture XIII CLO Ltd.
250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(a)(d)	132,636
	Veros Automobile Receivables Trust
344,494	Series 2018-1-A 3.630%, 05/15/2023(a)	344,606
	Wingstop Funding LLC
100,000	Series 2018-1-A2 4.970%, 12/05/2048(a)	102,390

TOTAL ASSET-BACKED SECURITIES (Cost $13,917,257)		13,898,269

BANK LOANS: 10.6% (c)
	Altice France S.A.
100,000	6.455%, 08/14/2026 1 mo. LIBOR + 4.000%	94,729
	Assetmark Financial Holdings, Inc.
100,000	6.303%, 11/07/2025 3 mo. LIBOR + 3.500%	98,625
	Avolon TLB Borrower 1 (US) LLC
461,472	4.470%, 01/15/2025 1 mo. LIBOR + 2.000%	444,697
	BBB Industries U.S. Holdings, Inc.
99,750	6.879%, 08/01/2025 1 mo. LIBOR + 4.500%	98,004
	BCP Renaissance Parent LLC
498,747	6.027%, 10/31/2024 3 mo. LIBOR + 3.500%	486,715
	BWAY Holding Co.
99,747	5.658%, 04/03/2024 3 mo. LIBOR + 3.250%	94,136
	Comet Acquisition, Inc.
100,000	6.277%, 10/24/2025 3 mo. LIBOR + 3.500%	98,375
	CPM Holdings, Inc.
100,000	6.272%, 11/15/2025 3 mo. LIBOR + 3.750%	98,375
	Cvent, Inc.
99,749	6.272%, 11/29/2024 1 mo. LIBOR + 3.750%	95,759

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Diamond (BC) B.V.
$ 99,748	5.527%, 09/06/2024 3 mo. LIBOR + 3.000%	$92,267
	Eastern Power LLC
496,875	6.272%, 10/02/2023 1 mo. LIBOR + 3.750%	487,091
	Flex Acquisition Co., Inc.
99,750	5.599%, 06/29/2025 1 mo. LIBOR + 3.250%	94,762
	Frontera Generation Holdings LLC
498,747	6.629%, 05/02/2025 1 mo. LIBOR + 4.250%	481,291
	Helix Gen Funding LLC
250,000	0.000%, 06/02/2024(e)	234,661
	Houghton Mifflin Harcourt Publishing Co.
49,871	5.522%, 05/31/2021 1 mo. LIBOR + 3.000%	45,507
	IBC Capital Ltd.
99,749	6.551%, 09/11/2023 3 mo. LIBOR + 3.750%	96,507
	IRB Holding Corp.
99,749	5.682%, 02/05/2025 1 mo. LIBOR + 3.250%	95,360
	Kestrel Acquisition LLC
498,747	0.000%, 06/02/2025(e)	496,253
	Liberty Cablevision of Puerto Rico LLC
50,000	5.936%, 01/07/2022 3 mo. LIBOR + 3.500%	48,094
	Lineage Logistics Holdings LLC
99,749	5.522%, 02/27/2025 1 mo. LIBOR + 3.000%	94,886
	LTI Holdings, Inc.
99,750	6.022%, 09/06/2025 1 mo. LIBOR + 3.500%	94,181
	NES Global Talent Finance US LLC
49,875	8.027%, 05/11/2023 3 mo. LIBOR + 5.500%	49,999
	NFP Corp.
99,873	5.522%, 01/08/2024 1 mo. LIBOR + 3.000%	94,754
	NorthRiver Midstream Finance L.P.
498,750	5.646%, 10/01/2025 3 mo. LIBOR + 3.250%	488,152
	ProQuest LLC
99,735	5.772%, 10/24/2021 1 mo. LIBOR + 3.250%	97,366
	PSAV Holdings LLC
99,749	5.894%, 03/01/2025 3 mo. LIBOR + 3.250%	94,845
	RPI Finance Trust
396,654	4.522%, 03/27/2023 1 mo. LIBOR + 2.000%	385,109
	ScribeAmerica Intermediate Holdco LLC
49,874	6.879%, 04/03/2025(f) 1 mo. LIBOR + 4.500%	49,002

Principal Amount^		Value
	Sprint Communications, Inc.
$ 500,000	0.000%, 02/02/2024(e)	$477,085
	SS&C Technologies, Inc.
499,749	4.772%, 04/16/2025 1 mo. LIBOR + 2.250%	473,202
	TerraForm Power Operating LLC
498,741	4.522%, 11/08/2022 1 mo. LIBOR + 2.000%	484,195
	TVC Albany, Inc.
99,750	5.840%, 07/23/2025 1 mo. LIBOR + 3.500%	99,168
	Universal Health Services, Inc.
500,000	4.272%, 10/31/2025 1 mo. LIBOR + 1.750%	493,750
	Vistra Energy Corp.
498,747	4.473%, 12/31/2025 1 mo. LIBOR + 2.000%	481,221
	Wyndham Hotels & Resorts, Inc.
498,750	4.272%, 05/30/2025 1 mo. LIBOR + 1.750%	481,294

TOTAL BANK LOANS (Cost $8,470,806)		8,219,417

CORPORATE BONDS: 4.7%

Basic Materials: 0.2%
	DowDuPont, Inc.
110,000	3.766%, 11/15/2020	111,104
	Yamana Gold, Inc.
100,000	4.625%, 12/15/2027	92,958

		204,062

Communications: 0.5%
	VeriSign, Inc.
400,000	5.250%, 04/01/2025	397,500

Consumer, Cyclical: 0.1%
	Titan International, Inc.
25,000	6.500%, 11/30/2023	22,500
	Williams Scotsman International, Inc.
25,000	6.875%, 08/15/2023(a)	24,062

		46,562

Consumer, Non-cyclical: 1.0%
	Bunge Ltd. Finance Corp.
400,000	4.350%, 03/15/2024	392,897
	CVS Pass-Through Trust
162,145	5.926%, 01/10/2034(a)	174,931
	United Rentals North America, Inc.
200,000	4.625%, 07/15/2023	197,000

		764,828

Financial: 2.4%
	Alliance Data Systems Corp.
320,000	5.375%, 08/01/2022(a)	313,200
	American Equity Investment Life Holding Co.
100,000	5.000%, 06/15/2027	97,661
	Credit Acceptance Corp.
200,000	6.125%, 02/15/2021	200,000
200,000	7.375%, 03/15/2023	204,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	103

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Sirius International Group Ltd.
$ 630,000	4.600%, 11/01/2026(a)	$546,525
	United Insurance Holdings Corp.
500,000	6.250%, 12/15/2027	518,094

		1,879,980

Technology: 0.5%
	Dell International LLC/EMC Corp.
400,000	6.020%, 06/15/2026(a)	402,390

TOTAL CORPORATE BONDS (Cost $3,743,415)		3,695,322

GOVERNMENT SECURITIES & AGENCY ISSUE: 23.4%
	Sweden Government Bond
2,600,000 (SEK)	Series 1052 4.250%, 03/12/2019	295,817
	United States Treasury Note
1,100,000	1.000%, 03/15/2019	1,096,936
1,300,000	0.875%, 06/15/2019	1,290,555
1,300,000	0.875%, 09/15/2019	1,284,005
1,400,000	1.375%, 12/15/2019	1,383,457
1,300,000	1.625%, 03/15/2020(g)	1,285,604
1,300,000	1.500%, 06/15/2020	1,281,291
2,000,000	1.375%, 09/15/2020(g)	1,962,617
1,300,000	1.875%, 12/15/2020	1,284,791
1,300,000	2.375%, 03/15/2021	1,296,826
1,400,000	2.625%, 06/15/2021	1,405,004
1,300,000	2.750%, 09/15/2021	1,309,242
1,500,000	2.875%, 11/15/2021	1,516,904
1,500,000	2.875%, 11/30/2023	1,526,367

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $18,104,635)		18,219,416

MORTGAGE-BACKED SECURITIES: 5.4%
	Alternative Loan Trust
403,074	Series 2005-38-A3 2.856%, 09/25/2035(c) 1 mo. USD LIBOR + 0.350%	385,987
235,041	Series 2007-OA4-A1 2.676%, 05/25/2047(c) 1 mo. USD LIBOR + 0.170%	219,490
238,608	Series 2007-OA7-A1A 2.686%, 05/25/2047(c) 1 mo. USD LIBOR + 0.180%	231,468
	Cascade Funding Mortgage Trust
591,183	Series 2018-RM2-A 4.000%, 10/25/2068(a)(d)	594,263
	CD Mortgage Trust
1,032,589	Series 2017-CD4-XA 1.320%, 05/10/2050(d)(h)	80,293
	CSMC Trust
193,957	Series 2018-RPL9-A1 3.850%, 09/25/2057(a)(d)	196,709

Principal Amount^		Value
$ 480,000	Series 2018-SITE-C 4.782%, 04/15/2024(a)(d)	$490,552
	GAHR Commercial Mortgage Trust
500,000	Series 2015-NRF-FFX 3.382%, 12/15/2034(a)(d)	488,703
	HarborView Mortgage Loan Trust
401,363	Series 2006-12-2A2A 2.660%, 01/19/2038(c) 1 mo. USD LIBOR + 0.190%	387,993
	JP Morgan Chase Commercial Mortgage Securities Trust
1,873,667	Series 2016-JP2-XA 1.844%, 08/15/2049(d)(h)	198,965
	JPMDB Commercial Mortgage Securities Trust
226,374	Series 2017-C5-XA 0.995%, 03/15/2050(d)(h)	13,653
	Merrill Lynch Alternative Note Asset Trust
158,997	Series 2007-OAR3-A1 2.505%, 07/25/2047(c) 1 mo. LIBOR + 0.190%	147,645
	Nomura Resecuritization Trust
391,558	Series 2018-1R-2A1 3.406%, 01/25/2037(a)(c) 1 mo. USD LIBOR + 0.900%	390,280
	PFP Ltd.
72,703	Series 2017-3-A 3.505%, 01/14/2035(a)(c) 1 mo. LIBOR + 1.050%	72,692
	Residential Accredit Loans, Inc. Trust
458,992	Series 2006-QO6-A1 2.686%, 06/25/2046(c) 1 mo. USD LIBOR + 0.180%	185,899
	Wells Fargo Commercial Mortgage Trust
977,544	Series 2016-BNK1-XA 1.782%, 08/15/2049(d)(h)	101,552

TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,200,682)		4,186,144

SHORT-TERM INVESTMENTS: 23.3%

COMMERCIAL PAPER: 3.1%
	American Water Capital Corp.
200,000	2.672%, 01/16/2019(a)(i)	199,763
	Anthem, Inc.
200,000	1.450%, 01/02/2019(a)(i)	199,984
	E.I. Du Pont De Nemours & Co.
200,000	2.870%, 02/11/2019(a)(i)	199,330
	Keurig Dr. Pepper, Inc.
200,000	2.665%, 01/14/2019(a)(i)	199,793
	McDonald’s Corp.
200,000	2.450%, 01/08/2019(a)(i)	199,891
	Nasdaq, Inc.
200,000	2.735%, 01/15/2019(a)(i)	199,772
	National Grid USA
200,000	2.816%, 01/22/2019(a)(i)	199,656

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Principal Amount^		Value

SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
	Northrop Grumman Corp.
$ 229,000	2.803%, 01/30/2019(i)	$228,465
	Rogers Communicatiions, Inc.
200,000	1.425%, 01/02/2019(a)(i)	199,984
	Ryder System, Inc.
200,000	2.468%, 01/08/2019(i)	199,890
	Vodafone Group PLC
200,000	2.460%, 01/07/2019(a)(i)	199,904
	Walmart, Inc.
200,000	2.294%, 01/14/2019(a)(i)	199,822

TOTAL COMMERCIAL PAPER (Cost $2,426,254)		2,426,254

REPURCHASE AGREEMENTS: 12.3%
950,000	Barclays Capital Plc 2.607%, 10/3/2018, due 10/3/2019 [collateral: par value $1,084,000, Hunt Cos, Inc., 6.250%, due 02/15/2026, value $951,764] (proceeds $974,762)	950,000
150,000	Barclays Capital Plc 2.607%, 10/16/2018, due 10/16/2019 [collateral: par value $169,000, SBA Communication Corp., 4.875%, due 09/01/2024, value $161,606] (proceeds $153,910)	150,000
820,276	BNP Paribas 2.758%, 12/31/2018, due 02/01/2019 [collateral: par value $1,079,000, Morgan Stanley ABS Capital I, Inc. Trust Series 2005-HE5, 3.185%, due 09/25/2035, value $982,653] (proceeds $822,287)	820,276
689,000	Deutsche Bank AG 2.858%, 12/7/2018, due 01/28/2019 [collateral: par value $920,000, Great Wolf Trust 2017, 6.530%, due 09/15/2034, value $689,046] (proceeds $691,805)	689,000
149,000	Deutsche Bank AG 2.858%, 10/26/2018, due 01/28/2019 [collateral: par value $198,000, COMM TWC Mortgage Trust 2014, 6.680%, due 02/13/2032, value $148,475] (proceeds $150,097)	149,000
5,345,000	Fixed Income Clearing Corp. 0.500%, 12/31/2018, due 01/02/2019 [collateral: par value $5,425,000, U.S. Treasury Note, 2.625%, due 03/21/2025, value $ 5,458,829] (proceeds $5,345,148)	5,345,000
648,000	Jefferies & Company, Inc. 5.569%, 12/19/2018, due 01/18/2019 [collateral: par value $3,782,614, Cathedral Lake CLO 2013 Ltd., 4.000%, due 10/15/2029, value $983,479] (proceeds $651,008)	648,000

Principal Amount^		Value
$834,000	Mizuho Securities 3.110%, 12/28/2018, due 01/16/2019 [collateral: par value $1,158,000, Bear Stearns Asset-Backed Securities Trust Series 2005-4, 5.315%, due 01/25/2036, value $982,149] (proceeds $835,369)	$834,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,585,276)		9,585,276

TREASURY BILLS: 4.5%
	Denmark Treasury Bill
2,430,000 (DKK)	Series I 0.000%, 03/01/2019(a)(j)	373,355
	French Discount Treasury Bill
350,000 (EUR)	0.000%, 01/04/2019(j)	400,978
80,000 (EUR)	0.000%, 01/16/2019(j)	91,674
80,000 (EUR)	0.000%, 01/23/2019(j)	91,687
80,000 (EUR)	0.000%, 01/30/2019(j)	91,700
	Hungary Treasury Bill
61,640,000 (HUF)	Series 12M 0.000%, 02/27/2019(j)	220,155
	United Kingdom Treasury Bill
75,000 (GBP)	0.000%, 02/25/2019(j)	95,606
	United States Treasury Bill
500,000	2.117%, 01/15/2019(i)	499,559
500,000	2.181%, 01/22/2019(i)	499,334
600,000	2.192%, 01/31/2019(i)	598,868
500,000	2.250%, 02/07/2019(i)	498,812

TOTAL TREASURY BILLS (Cost $3,450,925)		3,461,728

U.S. GOVERNMENT AGENCY: 3.4%
	Federal Home Loan Bank Discount Note
500,000	2.032%, 01/08/2019(i)	499,774
160,000	2.115%, 01/10/2019(i)	159,906
500,000	2.127%, 01/11/2019(i)	499,675
100,000	2.193%, 01/15/2019(i)	99,909
500,000	2.208%, 01/16/2019(i)	499,509
400,000	2.227%, 01/18/2019(i)	399,554
500,000	2.286%, 01/23/2019(i)	499,270

TOTAL U.S. GOVERNMENT AGENCY (Cost $2,657,597)		2,657,597

TOTAL SHORT-TERM INVESTMENTS (Cost $18,120,052)		18,130,855

TOTAL PURCHASED OPTIONS(k) (Cost $14,045): 0.0%		9

TOTAL INVESTMENTS (Cost: $77,516,080): 97.7%		75,962,875

Other Assets in Excess of Liabilities: 2.3%		1,801,557

NET ASSETS: 100.0%		$77,764,432

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	105

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2018 (Continued)

Percentages are stated as a percent of net assets.

CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
MLP	Master Limited Partnership
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2018.
(c)	Floating Interest Rate at December 31, 2018.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2018.
(e)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(f)	Illiquid securities at December 31, 2018, at which time the aggregate value of these illiquid securities is $49,002 or 0.1% of net assets.
(g)	Securities with an aggregate fair value of $2,555,973 have been pledged as collateral for options, credit default swaps, interest rate swaps positions.
(h)	Interest Only security. Security with a notional or nominal principal amount.
(i)	The rate shown represents yield-to-maturity.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	For a breakout of open positions, see details shown in the Schedule of Purchased Options table that follows.

CURRENCY ABBREVIATIONS:

DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
SEK	Swedish Krona

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF PURCHASED OPTIONS at December 31, 2018

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Call
S&P 500 Index	Bank of America N.A.	$2,850.00	1/18/2019	4	$1,002,740	$9	$14,045	$(14,036)

Total Purchased Options						$9	$14,045	$(14,036)

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2018

At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/4/2019	USD	$396,347	EUR	$401,010	$—	$(4,663)
	1/23/2019	USD	91,623	EUR	91,804	—	(181)
	2/27/2019	USD	201,475	HUF	200,724	751	—
	3/1/2019	USD	76,867	DKK	77,110	—	(243)
JPMorgan Chase Bank N.A.	1/16/2019	USD	91,326	EUR	91,751	—	(425)
	1/30/2019	USD	91,220	EUR	91,858	—	(638)
	2/25/2019	USD	96,138	GBP	95,953	185	—
	2/27/2019	USD	19,990	HUF	20,216	—	(226)
	3/1/2019	USD	201,349	DKK	200,487	862	—
	3/1/2019	USD	96,474	DKK	97,159	—	(685)
	3/12/2019	USD	303,872	SEK	307,221	—	(3,349)

			$1,666,681		$1,675,293	$1,798	$(10,410)

SCHEDULE OF SWAPS at December 31, 2018

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged
Notional Amount	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$ 2,600,000	11/06/2021	3 Month LIBOR	3.144%	Quarterly	$(39,640)	$965	$(40,605)
$ 350,000	11/07/2023	3 Month LIBOR	3.180	Quarterly	(9,604)	80	(9,684)

					$(49,244)	$1,045	$(50,289)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	107

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF SWAPS at December 31, 2018 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
CDX North American Investment Grade Index Series 31 1.000%, 12/20/2023	12/20/2023	(1.000%)	1.242%	$(3,995,000)	Quarterly	$(22,177)	$(47,698)	$25,521

Total Buy Protection						$(22,177)	$(47,698)	$25,521

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America Investment Grade Index Series 31.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
CDX North American Investment Grade Index Series 31 1.000%, 12/20/2023	12/20/2023	Goldman Sachs International	(1.000%)	1.242%	$(540,000)	Quarterly	$(3,036)	$(723)	$(2,313)
CDX North American Investment Grade Index Series 31 1.000%, 12/20/2023	12/20/2023	Morgan Stanley & Co.	(1.000%)	1.242%	(240,000)	Quarterly	(1,349)	(20)	(1,329)

Total Buy Protection							$(4,385)	$(743)	$(3,642)

Total							$(4,385)	$(743)	$(3,642)

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2018

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$1,275.00	1/4/2019	(1)	$(134,856)	$(300)	$(1,790)	$1,490
Russell 2000 Index	UBS Securities LLC	1,295.00	1/4/2019	(1)	(134,856)	(560)	(1,730)	1,170
Russell 2000 Index	UBS Securities LLC	1,325.00	1/4/2019	(2)	(269,712)	(2,054)	(4,119)	2,065
Russell 2000 Index	UBS Securities LLC	1,260.00	1/11/2019	(1)	(134,856)	(810)	(2,690)	1,880
Russell 2000 Index	UBS Securities LLC	1,275.00	1/11/2019	(1)	(134,856)	(950)	(2,400)	1,450
Russell 2000 Index	UBS Securities LLC	1,295.00	1/11/2019	(1)	(134,856)	(1,430)	(2,330)	900
Russell 2000 Index	UBS Securities LLC	1,325.00	1/11/2019	(1)	(134,856)	(2,318)	(2,700)	382
Russell 2000 Index	UBS Securities LLC	1,260.00	1/18/2019	(2)	(269,712)	(1,726)	(5,949)	4,223
Russell 2000 Index	UBS Securities LLC	1,275.00	1/18/2019	(2)	(269,712)	(2,424)	(5,719)	3,295
Russell 2000 Index	UBS Securities LLC	1,260.00	1/25/2019	(1)	(134,856)	(1,446)	(3,609)	2,163
Russell 2000 Index	UBS Securities LLC	1,295.00	1/25/2019	(1)	(134,856)	(1,845)	(3,199)	1,354
Russell 2000 Index	UBS Securities LLC	1,325.00	1/25/2019	(2)	(269,712)	(6,820)	(7,059)	239
Russell 2000 Index	UBS Securities LLC	1,300.00	2/1/2019	(1)	(134,856)	(2,385)	(3,029)	644
S&P 500 Index	UBS Securities LLC	2,385.00	1/4/2019	(2)	(501,370)	(580)	(5,924)	5,344
S&P 500 Index	UBS Securities LLC	2,415.00	1/4/2019	(4)	(1,002,740)	(2,940)	(12,598)	9,658
S&P 500 Index	UBS Securities LLC	2,455.00	1/4/2019	(1)	(250,685)	(1,100)	(2,823)	1,723
S&P 500 Index	UBS Securities LLC	2,345.00	1/11/2019	(2)	(501,370)	(1,824)	(10,179)	8,355
S&P 500 Index	UBS Securities LLC	2,360.00	1/11/2019	(1)	(250,685)	(1,015)	(4,669)	3,654
S&P 500 Index	UBS Securities LLC	2,385.00	1/11/2019	(4)	(1,002,740)	(5,560)	(15,125)	9,565
S&P 500 Index	UBS Securities LLC	2,415.00	1/11/2019	(6)	(1,504,110)	(12,300)	(24,117)	11,817
S&P 500 Index	UBS Securities LLC	2,345.00	1/18/2019	(6)	(1,504,110)	(9,012)	(31,797)	22,785
S&P 500 Index	UBS Securities LLC	2,385.00	1/18/2019	(1)	(250,685)	(1,801)	(4,369)	2,568
S&P 500 Index	UBS Securities LLC	2,480.00	1/18/2019	(5)	(1,253,425)	(19,950)	(22,647)	2,697
S&P 500 Index	UBS Securities LLC	2,495.00	1/18/2019	(1)	(250,685)	(4,500)	(4,206)	(294)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	109

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2018 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	UBS Securities LLC	$2,345.00	1/25/2019	(1)	$(250,685)	$(1,958)	$(6,309)	$4,351
S&P 500 Index	UBS Securities LLC	2,385.00	1/25/2019	(2)	(501,370)	(5,480)	(9,830)	4,350
S&P 500 Index	UBS Securities LLC	2,415.00	1/25/2019	(3)	(752,055)	(9,090)	(15,898)	6,808
S&P 500 Index	UBS Securities LLC	2,455.00	1/25/2019	(5)	(1,253,425)	(23,950)	(25,324)	1,374
S&P 500 Index	UBS Securities LLC	2,480.00	1/25/2019	(2)	(501,370)	(11,160)	(10,219)	(941)
S&P 500 Index	UBS Securities LLC	2,345.00	2/1/2019	(3)	(752,055)	(6,735)	(19,368)	12,633
S&P 500 Index	UBS Securities LLC	2,360.00	2/1/2019	(2)	(501,370)	(4,990)	(12,919)	7,929
S&P 500 Index	UBS Securities LLC	2,425.00	2/1/2019	(2)	(501,370)	(7,810)	(9,439)	1,629

Total Written Options						$(156,823)	$(294,083)	$137,260

The accompanying notes are an integral part of these financial statements.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period* (7/1/18 to 12/31/18)	Expenses Ratio During Period* (7/1/18 to 12/31/18)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$877.00	$5.63	1.19%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$875.40	$6.67	1.41%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.20	$6.06	1.19%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.09	$7.17	1.41%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$804.20	$5.18	1.14%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$803.30	$6.32	1.39%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.45	$5.80	1.14%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.19	$7.07	1.39%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$849.40	$6.67	1.43%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.99	$7.27	1.43%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$981.80	$7.59	1.52%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$980.50	$8.79	1.76%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.54	$7.73	1.52%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,016.33	$8.94	1.76%

Expense Examples	111

EXPENSE EXAMPLES – (Unaudited) (Continued)

	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period* (7/1/18 to 12/31/18)	Expenses Ratio During Period* (7/1/18 to 12/31/18)
Litman Gregory Masters High Income Alternatives Fund – Institutional Actual**	$1,000.00	$969.20	$2.43	0.98%
Litman Gregory Masters High Income Alternatives Fund – Investor Actual**	$1,000.00	$969.10	$3.05	1.23%
Litman Gregory Masters High Income Alternatives Fund –Institutional Hypothetical - (5% return before expenses)**	$1,000.00	$1,010.13	$2.48	0.98%
Litman Gregory Masters High Income Alternatives Fund – Investor Hypothetical - (5% return before expenses)**	$1,000.00	$1,009.50	$3.12	1.23%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

** Commenced operations on September 28, 2018. Expenses are equal to the Fund’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the period (92), then divided by the number of days in the fiscal year (365).

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2018

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
ASSETS:
Investments in securities at cost	$202,444,313	$407,654,644	$29,035,589	$1,812,977,921	$67,930,804
Repurchase agreements at cost	17,024,000	8,864,000	2,547,000	33,960,000	9,585,276

Total investments at cost	$219,468,313	$416,518,644	$31,582,589	$1,846,937,921	$77,516,080

Investments in securities at value	$257,732,990	$360,652,535	$24,066,415	$1,789,189,975	$66,377,599
Repurchase agreements at value	17,024,000	8,864,000	2,547,000	33,960,000	9,585,276

Total investments at value	$274,756,990	$369,516,535	$26,613,415	$1,823,149,975	$75,962,875

Cash	—	1,079	48,562	—	1,194,161
Cash, denominated in foreign currency (cost of $323,473, $15,079, $0, $2,146,243 and $0, respectively)	320,397	15,061	—	1,709,396	—
Deposits at brokers for securities sold short	—	—	—	78,554,650	—
Deposits at brokers for futures	—	—	—	425,000	—
Deposits at brokers for written options	—	—	—	2,122,140	—
Deposits at brokers for swaps	—	—	—	5,901,832	65,000
Receivables:
Securities sold	1,103,524	—	—	67,265,686	553,972
Dividends and interest	177,036	477,597	1,795	10,857,024	250,682
Fund shares sold	1,352,911	767,850	1,163	8,720,218	2,696,077
Foreign tax reclaims	59,264	1,401,749	—	86,003	—
Variation margin - Centrally Cleared Swaps	—	—	—	147,447	—
Other receivables	—	—	—	1,511,138	—
Dividend and interest for swap resets	—	—	—	61,282	—
Line of credit interest	—	314	—	—	—
Net swap premiums paid	—	—	—	959,446	—
Unrealized gain on forward foreign currency exchange contracts	—	170,768	—	128,181	1,798
Unrealized gain on swaps	—	—	—	1,863,151	—
Prepaid expenses	24,440	30,217	8,992	83,537	8,506

Total Assets	277,794,562	372,381,170	26,673,927	2,003,546,106	80,733,071

LIABILITIES:
Written options (premium received, $0, $0, $0, $201,908 and $294,083, respectively)	—	—	—	150,143	156,823
Securities sold short (proceeds, $0, $0, $0, $86,413,532 and $0, respectively)	—	—	—	75,873,678	—
Deposits received from brokers for written options	—	—	—	30,000	—
Deposits received from brokers for swaps	—	—	—	1,995,111	—
Payables:
Advisory fees	233,917	292,552	16,907	2,117,638	36,911
Securities purchased	256,748	3	9,187	46,301,225	2,510,219
Fund shares redeemed	753,496	909,953	5,167	13,296,349	209,991
Foreign taxes withheld	2,193	39,205	—	5,631	—
Trustees fees	2,475	2,475	2,475	2,475	—
Professional fees	21,259	26,775	13,395	91,524	20,074
Custodian	379,352	—	—	1,276,181	—
Line of credit	16,000,000	—	—	20,000,000	—
Line of credit interest	7,890	—	—	—	—
Dividend and interest for swap resets	—	—	—	39,827	260
Variation margin - Centrally Cleared Swaps	—	—	—	234,317	4,592
Variation margin - Futures - net	—	—	—	410,721	—
Short dividend	—	—	—	104,804	—
Chief Compliance Officer fees	15,588	15,588	15,588	15,588	3,897
Net swap premiums received	—	—	—	—	743
Unrealized loss on forward foreign currency exchange contracts	—	82,500	—	233,923	10,410
Unrealized loss on swaps	—	—	—	709,819	3,642
Distribution fees payable for investor class (see Note 4)	9	388	—	38,813	93
Accrued other expenses	239,656	653,718	52,556	1,617,029	10,984

Total Liabilities	17,912,583	2,023,157	115,275	164,544,796	2,968,639

Commitments and Contingencies (See Note 8)
NET ASSETS	$259,881,979	$370,358,013	$26,558,652	$1,839,001,310	$77,764,432

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	113

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2018 (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Institutional Class:
Net Assets	$259,842,763	$368,602,322	$26,558,652	$1,663,688,217	$77,232,049
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	17,302,860	26,442,566	1,252,281	150,095,354	8,021,776
Net asset value, offering price and redemption price per share	$15.02	$13.94	$21.21	$11.08	$9.63

Investor Class:
Net Assets	$39,216	$1,755,691	$—	$175,313,093	$532,383
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	2,665	125,113	—	15,797,390	55,279
Net asset value, offering price and redemption price per share	$14.71	$14.03	$—	$11.10	$9.63

COMPONENTS OF NET ASSETS
Paid-in capital	$201,129,034	$454,932,398	$28,407,544	$1,876,413,653	$80,516,289
Accumulated distributable earnings (deficit)	58,752,945	(84,574,385)	(1,848,892)	(37,412,343)	(2,751,857)

Net assets	$259,881,979	$370,358,013	$26,558,652	$1,839,001,310	$77,764,432

The accompanying notes are an integral part of these financial statements.

114	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2018

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund(1)
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $56,398, $1,209,477, $7,542, $102,399 and $0, respectively)	$3,571,480	$15,013,426	$466,388	$9,144,356	$227,089
Interest (net of interest taxes withheld of $0, $0, $0, $8,179 and $0, respectively)	98,839	46,596	11,191	67,904,900	474,660
Non cash income	—	1,731,251 *	—	—	—

Total income	3,670,319	16,791,273	477,579	77,049,256	701,749

Expenses
Advisory fees	3,693,155	6,527,041	367,988	28,375,409	172,240
Transfer agent fees	197,378	347,617	56,292	1,075,601	8,247
Fund accounting fees	100,137	93,588	34,620	246,688	—
Administration fees	61,459	114,927	3,157	371,586	4,112
Professional fees	35,727	50,507	15,566	235,659	21,039
Trustee fees	52,976	63,842	42,102	112,265	8,715
Custody fees	35,976	436,081	5,720	895,570	—
Reports to shareholders	50,142	95,153	12,682	159,628	22,452
Registration expense	35,386	39,229	21,669	57,692	1,407
Miscellaneous	13,796	40,131	3,290	90,273	428
Insurance expense	9,479	18,424	906	55,914	—
Dividend & interest expense	16,065	30,840	750	1,457,928	—
Chief Compliance Officer fees	15,588	15,588	15,588	15,588	3,897
Distribution fees for investor class (see Note 4)	199	6,462	—	500,043	202

Total expenses	4,317,463	7,879,430	580,330	33,649,844	242,739
Less: fees waived (see Note 3)	(389,922)	(1,395,882)	(135,820)	(2,035,928)	(65,060)

Net expenses	3,927,541	6,483,548	444,510	31,613,916	177,679

Net investment income (loss)	(257,222)	10,307,725	33,069	45,435,340	524,070

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	27,239,639	37,465,691	3,155,131	13,627,558	(295,757)
Purchased options	—	—	—	(2,792,563)	—
Short sales	—	—	—	(12,135,243)	—
Written options	—	—	—	4,579,736	(1,045,174)
Forward foreign currency exchange contracts	—	468,617	—	4,328,453	—
Foreign currency transactions	7,376	120,487	—	(1,351,734)	277
Futures	—	—	—	3,991,991	—
Swap contracts	—	—	—	(15,318,891)	(16,261)

Net realized gain (loss)	27,247,015	38,054,795	3,155,131	(5,070,693)	(1,356,915)

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(57,144,434)	(162,615,536)	(6,166,433)	(122,316,399)	(1,539,169)
Purchased options	—	—	—	859,173	(14,036)
Short sales	—	—	—	27,135,643	—
Written options	—	—	—	352,570	137,260
Forward foreign currency exchange contracts	—	400,109	—	965,489	(8,612)
Foreign currency transactions	(4,735)	(55,969)	—	87,935	164
Futures	—	—	—	(1,367,724)	—
Swap contracts	—	—	—	12,154,654	(28,410)

Net change in unrealized appreciation/depreciation	(57,149,169)	(162,271,396)	(6,166,433)	(82,128,659)	(1,452,803)

Net realized and unrealized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	(29,902,154)	(124,216,601)	(3,011,302)	(87,199,352)	(2,809,718)

Net decrease in net assets resulting from operations	$(30,159,376)	$(113,908,876)	$(2,978,233)	$(41,764,012)	$(2,285,648)

*	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	115

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS December 31, 2018

	Equity Fund		International Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(257,222)	$(238,119)	$10,307,725	$7,897,355
Net realized gain on investments and foreign currency transactions	27,247,015	36,244,943	38,054,795	63,622,365
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(57,149,169)	27,234,480	(162,271,396)	72,759,973

Net increase (decrease) in net assets resulting from operations	(30,159,376)	63,241,304	(113,908,876)	144,279,693

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(35,131,522)	(25,794,758)	(2,827,349)	(19,768,837)
Investor Class	(5,434)	(4,885)	(6,557)	(50,759)

Total distributions	(35,136,956)	(25,799,643)[1]	(2,833,906)	(19,819,596)[2]

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	13,318,553	11,009,258	31,521,746	66,767,338
Investor Class	99,049	4,320	216,614	795,186
Reinvested distributions
Institutional Class	33,944,218	25,119,180	1,980,849	13,486,220
Investor Class	4,909	4,288	6,507	50,152
Payment for shares redeemed
Institutional Class	(61,605,289)	(47,589,555)	(229,785,856)	(138,835,615)
Investor Class	(119,421)	(57,592)	(1,279,003)	(88,512,879)

Net decrease in net assets from capital share transactions	(14,357,981)	(11,510,101)	(197,339,143)	(146,249,598)

Total increase (decrease) in net assets	(79,654,313)	25,931,560	(314,081,925)	(21,789,501)
NET ASSETS:
Beginning of year	339,536,292	313,604,732	684,439,938	706,229,439

End of year	$259,881,979	$339,536,292	$370,358,013	$684,439,938

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	745,870	590,485	1,853,156	3,951,512
Reinvested distributions	2,273,558	1,319,285	138,521	769,761
Redeemed	(3,492,112)	(2,554,033)	(13,964,484)	(8,383,125)

Net decrease from capital share transactions	(472,684)	(644,263)	(11,972,807)	(3,661,852)

Investor Class:
Sold	5,093	247	12,247	49,103
Reinvested distributions	336	229	452	2,846
Redeemed	(6,074)	(3,079)	(72,489)	(5,648,784)

Net decrease from capital share transactions	(645)	(2,603)	(59,790)	(5,596,835)

[1]

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended December 31, 2017 was $(0) and $(25,794,758) for Institutional Class, $(0) and $(4,885) for Investor Class. The undistributed net investment income (loss) was $0 as of the year ended December 31, 2017.

[2]

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended December 31, 2017 was $(19,768,837) and $(0) for Institutional Class, $(50,759) and $(0) for Investor Class. The undistributed net investment income (loss) was $2,181,068 as of the year ended December 31, 2017.

The accompanying notes are an integral part of these financial statements.

116	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS December 31, 2018 (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$33,069	$(101,722)	$45,435,340	$40,848,801
Net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	3,155,131	7,876,841	(5,070,693)	23,709,964
Net change in unrealized appreciation/depreciation on investments, short sales, written options, foreign currency transactions, futures and swap contracts	(6,166,433)	(3,408,299)	(82,128,659)	13,138,044

Net increase (decrease) in net assets resulting from operations	(2,978,233)	4,366,820	(41,764,012)	77,696,809

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	—	(56,496,274)	(39,094,815)
Investor Class	—	—	(5,581,204)	(4,115,084)

Total distributions	—	— [1]	(62,077,478)	(43,209,899)[2]

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	812,991	1,120,505	445,507,384	707,983,865
Investor Class	—	—	58,929,112	93,171,278
Reinvested distributions
Institutional Class	—	—	53,896,205	32,462,169
Investor Class	—	—	5,561,401	4,095,541
Payment for shares redeemed
Institutional Class	(4,671,132)	(9,339,638)	(570,047,822)	(311,886,895)
Investor Class	—	—	(85,066,732)	(74,938,468)

Net increase (decrease) in net assets from capital share transactions	(3,858,141)	(8,219,133)	(91,220,452)	450,887,490

Total increase (decrease) in net assets	(6,836,374)	(3,852,313)	(195,061,942)	485,374,400
NET ASSETS:
Beginning of year	33,395,026	37,247,339	2,034,063,252	1,548,688,852

End of year	$26,558,652	$33,395,026	$1,839,001,310	$2,034,063,252

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	34,433	52,834	38,475,977	60,969,949
Reinvested distributions	—	—	4,748,034	2,798,378
Redeemed	(191,238)	(441,898)	(49,558,514)	(26,858,967)

Net increase (decrease) from capital share transactions	(156,805)	(389,064)	(6,334,503)	36,909,360

Investor Class:
Sold	—	—	5,073,432	8,016,588
Reinvested distributions	—	—	489,425	352,790
Redeemed	—	—	(7,374,590)	(6,440,435)

Net increase (decrease) from capital share transactions	—	—	(1,811,733)	1,928,943

[1]

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended December 31, 2017 was $(0) and $(0) for Institutional Class. The undistributed net investment income (loss) was $0 as of the year ended December 31, 2017.

[2]

Included in total distributions for net investment income and net realized gains, respectively, as of the year ended December 31, 2017 was $(39,094,815) and $(0) for Institutional Class, $(4,115,084) and $(0) for Investor Class. The undistributed net investment income (loss) was $3,554,640 as of the year ended December 31, 2017.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	117

Litman Gregory Funds Trust

STATEMENT OF CHANGES IN NET ASSETS December 31, 2018 (Continued)

High Income Alternatives Fund(1)
Period Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$524,070
Net realized loss on investments, written options, foreign currency transactions and swap contracts	(1,356,915)
Unrealized appreciation/depreciation on investments, written options, foreign currency transactions and swap contracts	(1,452,803)

Net decrease in net assets resulting from operations	(2,285,648)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(471,902)
Investor Class	(2,628)

Total distributions	(474,530)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	81,222,216
Investor Class	545,141
Reinvested distributions
Institutional Class	471,902
Investor Class	2,628
Payment for shares redeemed
Institutional Class	(1,716,422)
Investor Class	(855)

Net increase in net assets from capital share transactions	80,524,610

Total increase in net assets	77,764,432
NET ASSETS:
Beginning of period	0

End of period	$77,764,432

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	8,148,484
Reinvested distributions	48,358
Redeemed	(175,066)

Net increase from capital share transactions	8,021,776

Investor Class:
Sold	55,097
Reinvested distributions	270
Redeemed	(88)

Net increase from capital share transactions	55,279

[1]	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

118	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.10	$17.02	$16.08	$18.01	$17.98

Income from investment operations:
Net investment income (loss)	(0.01)[1]	(0.01)[1]	0.13 [1]	0.07 [1]	(0.01)[1]

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments and foreign currency	(1.90)	3.61	1.81	(0.41)	2.02

Total income (loss) from investment operations	(1.91)	3.60	1.94	(0.34)	2.01

Less distributions:
From net investment income	—	—	(0.14)	(0.06)	—

From net realized gains	(2.17)	(1.52)	(0.86)	(1.53)	(1.98)

Total distributions	(2.17)	(1.52)	(1.00)	(1.59)	(1.98)

Redemption fee proceeds	—	—	—	—	— ^

Net asset value, end of year	$15.02	$19.10	$17.02	$16.08	$18.01

Total return	(9.91)%	21.15%	11.98%	(1.87)%	11.07%

Ratios/supplemental data:
Net assets, end of year (millions)	$259.8	$339.5	$313.5	$321.2	$419.6

Ratios of total expenses to average net assets:
Before fees waived	1.29%[2]	1.27%[2]	1.27%[2]	1.28%[2]	1.27%

After fees waived	1.17%[2,3]	1.15%[2,3]	1.17%[2,3]	1.18%[2,3]	1.17%[3]

Ratio of net investment income (loss) to average net assets	(0.08)%[2]	(0.07)%[2]	0.78%[2]	0.37%[2]	(0.03)%

Portfolio turnover rate	41.68%[4]	33.49%[4]	26.98%[4]	33.94%[4]	52.70%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	119

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.81	$16.82	$15.90	$17.83	$17.87

Income from investment operations:
Net investment income (loss)	(0.07)[1]	(0.06)[1]	0.08 [1]	0.02 [1]	(0.05)[1]

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments and foreign currency	(1.86)	3.57	1.80	(0.39)	1.99

Total income (loss) from investment operations	(1.93)	3.51	1.88	(0.37)	1.94

Less distributions:
From net investment income	—	—	(0.10)	(0.03)	—

From net realized gains	(2.17)	(1.52)	(0.86)	(1.53)	(1.98)

Total distributions	(2.17)	(1.52)	(0.96)	(1.56)	(1.98)

Redemption fee proceeds	—	—	—	—	—

Net asset value, end of year	$14.71	$18.81	$16.82	$15.90	$17.83

Total return	(10.18)%	20.87%	11.72%	(2.08)%	10.75%

Ratios/supplemental data:
Net assets, end of year (thousands)	$39.2	$62.3	$99.5	$122.5	$76.7

Ratios of total expenses to average net assets:
Before fees waived	1.52%[2]	1.52%[2]	1.51%[2]	1.53%[2]	1.52%

After fees waived	1.41%[2,3]	1.40%[3,2]	1.42%[2,3]	1.43%[2,3]	1.42%[3]

Ratio of net investment income (loss) to average net assets	(0.35)%[2]	(0.31)%[2]	0.48%[2]	0.09%[2]	(0.28)%

Portfolio turnover rate	41.68%[4]	33.49%[4]	26.98%[4]	33.94%[4]	52.70%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

120	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.73	$14.77	$16.13	$17.36	$18.06

Income from investment operations:
Net investment income	0.30 [1,3]	0.20 [1,2]	0.23 [1]	0.22 [1]	0.17 [1]

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments and foreign currency	(3.99)	3.28	(0.98)	(1.18)	(0.66)

Total income (loss) from investment operations	(3.69)	3.48	(0.75)	(0.96)	(0.49)

Less distributions:
From net investment income	(0.10)	(0.52)	(0.61)	(0.27)	(0.21)

From net realized gains	—	—	—	—	—

Total distributions	(0.10)	(0.52)	(0.61)	(0.27)	(0.21)

Redemption fee proceeds	—	—	—	— ^	— ^

Net asset value, end of year	$13.94	$17.73	$14.77	$16.13	$17.36

Total return	(20.80)%	23.61%	(4.61)%	(5.52)%	(2.72)%

Ratios/supplemental data:
Net assets, end of year (millions)	$368.6	$681.1	$621.3	$1,021.1	$1,175.7

Ratios of total expenses to average net assets:
Before fees waived	1.33%[5]	1.26%[4]	1.28%[5]	1.24%[4]	1.24%

After fees waived	1.09%[5,6]	0.98%[4,6]	1.00%[5,6]	0.99%[4,6]	1.03%[6]

Ratio of net investment income to average net assets	1.74%[3,5]	1.18%[2,4]	1.51%[5]	1.22%[4]	0.94%

Portfolio turnover rate	35.15%[7]	41.90%[7]	43.84%[7]	51.68%[7]	70.08%[7]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[5]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	121

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.83	$14.68	$16.02	$17.22	$17.92

Income from investment operations:
Net investment income	0.26 [1,3]	0.09 [1,2]	0.21 [1]	0.17 [1]	0.12 [1]

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments and foreign currency	(4.01)	3.34	(1.00)	(1.15)	(0.65)

Total income (loss) from investment operations	(3.75)	3.43	(0.79)	(0.98)	(0.53)

Less distributions:
From net investment income	(0.05)	(0.28)	(0.55)	(0.22)	(0.17)

From net realized gains	—	—	—	—	—

Total distributions	(0.05)	(0.28)	(0.55)	(0.22)	(0.17)

Redemption fee proceeds	—	—	—	—	—

Net asset value, end of year	$14.03	$17.83	$14.68	$16.02	$17.22

Total return	(21.03)%	23.36%	(4.93)%	(5.69)%	(2.98)%

Ratios/supplemental data:
Net assets, end of year (millions)	$1.8	$3.3	$84.9	$245.2	$342.3

Ratios of total expenses to average net assets:
Before fees waived	1.58%[5]	1.55%[4]	1.53%[5]	1.49%[4]	1.49%

After fees waived	1.34%[5,6]	1.25%[4,6]	1.25%[5,6]	1.23%[4,6]	1.28%[6]

Ratio of net investment income to average net assets	1.50%[3,5]	0.53%[2,4]	1.40%[5]	0.94%[4]	0.66%

Portfolio turnover rate	35.15%[7]	41.90%[7]	43.84%[7]	51.68%[7]	70.08%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[5]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

122	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.70	$20.71	$17.43	$20.09	$20.94

Income from investment operations:
Net investment income (loss)	0.02 [1]	(0.07)[1]	(0.01)[1]	(0.15)[1]	(0.13)[1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(2.51)	3.06	3.29	(2.51)	(0.72)

Total income (loss) from investment operations	(2.49)	2.99	3.28	(2.66)	(0.85)

Less distributions:
From net investment income	—	—	—	—	—

From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Redemption fee proceeds	—	—	—	—	—

Net asset value, end of year	$21.21	$23.70	$20.71	$17.43	$20.09

Total return	(10.51)%	14.44%	18.82%	(13.24)%	(4.06)%

Ratios/supplemental data:

Net assets, end of year (millions)	$26.6	$33.4	$37.2	$41.0	$73.2

Ratios of total expenses to average net assets:
Before fees waived	1.80%[2]	1.74%[2]	1.66%[2]	1.69%[2]	1.54%

After fees waived	1.38%[2,3]	1.32%[2,3]	1.24%[2,3]	1.59%[2,3]	1.44%[3]

Ratio of net investment income (loss) to average net assets	0.10%[2]	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]	(0.62)%

Portfolio turnover rate	75.00%	107.51%	51.32%	60.73%	104.22%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	123

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.69	$11.45	$10.99	$11.44	$11.42

Income from investment operations:
Net investment income	0.26 [1]	0.26 [1]	0.31 [1]	0.30 [1]	0.27 [1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.51)	0.25	0.44	(0.40)	0.14

Total income (loss) from investment operations	(0.25)	0.51	0.75	(0.10)	0.41

Less distributions:
From net investment income	(0.36)	(0.27)	(0.29)	(0.32)	(0.31)

From net realized gains	—	—	—	(0.03)	(0.08)

Total distributions	(0.36)	(0.27)	(0.29)	(0.35)	(0.39)

Redemption fee proceeds	—	—	—	—	— ^

Net asset value, end of year	$11.08	$11.69	$11.45	$10.99	$11.44

Total return	(2.08)%	4.51%	6.87%	(0.77)%	3.58%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,663.7	$1,828.1	$1,368.9	$1,176.9	$855.2

Ratios of total expenses to average net assets:
Before fees waived	1.63%[6]	1.75%[5]	1.83%[4]	1.94%[3]	1.87%[2]

After fees waived	1.53%[6,7]	1.66%[5,7]	1.75%[4,7]	1.85%[3,7]	1.74%[2,7]

Ratio of net investment income to average net assets	2.26%[6]	2.25%[5]	2.78%[4]	2.62%[3]	2.32%[2]

Portfolio turnover rate	197.04%[8]	169.34%[8]	142.24%[8]	145.97%[8]	156.88%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.25% of average net assets.
[3]	Includes Interest & Dividend expense of 0.36% of average net assets.
[4]	Includes Interest & Dividend expense of 0.28% of average net assets.
[5]	Includes Interest & Dividend expense of 0.20% of average net assets.
[6]	Includes Interest & Dividend expense of 0.07% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

124	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.70	$11.46	$11.00	$11.45	$11.43

Income from investment operations:
Net investment income	0.23 [1]	0.23 [1]	0.28 [1]	0.28 [1]	0.24 [1]

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.50)	0.25	0.44	(0.40)	0.14

Total income (loss) from investment operations	(0.27)	0.48	0.72	(0.12)	0.38

Less distributions:
From net investment income	(0.33)	(0.24)	(0.26)	(0.30)	(0.28)

From net realized gains	—	—	—	(0.03)	(0.08)

Total distributions	(0.33)	(0.24)	(0.26)	(0.33)	(0.36)

Redemption fee proceeds	—	—	—	—	— ^

Net asset value, end of year	$11.10	$11.70	$11.46	$11.00	$11.45

Total return	(2.32)%	4.14%	6.67%	(0.95)%	3.33%

Ratios/supplemental data:
Net assets, end of year (millions)	$175.3	$206.0	$179.8	$190.6	$166.7

Ratios of total expenses to average net assets:
Before fees waived	1.88%[6]	2.00%[5]	2.08%[4]	2.18%[3]	2.12%[2]

After fees waived	1.78%[6,7]	1.90%[5,7]	2.00%[4,7]	2.03%[3,7]	1.99%[2,7]

Ratio of net investment income to average net assets	2.01%[6]	2.01%[5]	2.54%[4]	2.44%[3]	2.07%[2]

Portfolio turnover rate	197.04%[8]	169.34%[8]	142.24%[8]	145.97%[8]	156.88%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.25% of average net assets.
[3]	Includes Interest & Dividend expense of 0.36% of average net assets.
[4]	Includes Interest & Dividend expense of 0.28% of average net assets.
[5]	Includes Interest & Dividend expense of 0.20% of average net assets.
[6]	Includes Interest & Dividend expense of 0.07% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	125

Litman Gregory Masters High Income Alternatives Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended December 31, 2018**

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.07	[1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options and swap contracts	(0.38)

Total loss from investment operations	(0.31)

Less distributions:
From net investment income	(0.06)

From net realized gains	—

Total distributions	(0.06)

Net asset value, end of period	$9.63

Total return	(3.08	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.34	%*

After fees waived	0.98	%*,[2]

Ratio of net investment income to average net assets	2.89	%*

Portfolio turnover rate	125.92	%+,[3]

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

126	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended December 31, 2018**

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.08	[1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options and swap contracts	(0.39)

Total loss from investment operations	(0.31)

Less distributions:
From net investment income	(0.06)

From net realized gains	—

Total distributions	(0.06)

Net asset value, end of period	$9.63

Total return	(3.09	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$0.5

Ratios of total expenses to average net assets:
Before fees waived	1.62	%*

After fees waived	1.23	%*,[2]

Ratio of net investment income to average net assets	3.25	%*

Portfolio turnover rate	125.92	%+,[3]

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	127

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of five separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Alternative Strategies Fund, and Litman Gregory Masters High Income Alternatives Fund (commenced operations on September 28, 2018) (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of four highly regarded portfolio managers. The High Income Alternatives Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America “GAAP”.

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B

Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of

Notes to Financial Statements	129

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2018, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

F

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

H

Futures Contracts. The Alternative Strategies Fund and the High Income Alternatives Fund invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

I

Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

130	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

J

Credit Default Swaps. During the year or period ended December 31, 2018, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

K

Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

L

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Notes to Financial Statements	131

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three

132	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

open tax years (as applicable) and as of December 31, 2018, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year or period ended December 31, 2018, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year or period ended December 31, 2018, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

O

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

P

Restricted Cash. At December 31, 2018, the Alternative Strategies Fund and the High Income Alternatives Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s and the High Income Alternatives Fund’s Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Q

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2018, there were no restricted securities held in the Funds.

R

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater

Notes to Financial Statements	133

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

S

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2020 for High Income Alternatives Fund, and through April 30, 2019 for the remaining Funds, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.98% of the average daily net assets of the Equity Fund, 0.86% of the average daily net assets of the International Fund, 0.72% of the average daily net assets of the Smaller Companies Fund, 1.30% of the average daily net assets of the Alternative Strategies Fund, and 0.72% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year or period ended December 31, 2018, the amount waived, contractual and voluntary, was $389,922, $1,395,882, $135,820, $2,035,928, and $65,060 for Equity Fund, International Fund, Smaller Companies Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2018, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74% of the average daily net assets, respectively. The contractual agreement was not renewed for periods ending after April 30, 2018. The Alternative Strategies Fund’s expense did not exceed the contractual expense cap for the period ended April 30, 2018. Through April 30, 2020, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.98% and 1.23% of the average daily net assets, respectively. During the period ended December 31, 2018, the amount waived contractually pursuant to an Expense Limitation Agreement was $23,509 for the High Income Alternatives Fund. The Advisor may be reimbursed by the Funds no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Funds’ expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

134	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $66,250 for the year or period ended December 31, 2018 for the services of the CCO.

Loomis Sayles & Company, LP used their respective affiliated entity for purchases and sales of the Alternative Strategies Fund’s portfolio securities for the year ended December 31, 2018.

During the year or period ended December 31, 2018, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year or period ended December 31, 2018, the Equity, International, Alternative Strategies, and High Income Alternatives Funds’ Investor Classes incurred $199, $6,462, $500,043, and $202, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year or period ended December 31, 2018, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$127,947,480	$152,220,606
International Fund	200,902,700	383,882,952
Smaller Companies Fund	21,412,963	24,340,383
Alternative Strategies Fund	2,709,370,171	2,423,349,425
High Income Alternatives Fund	78,825,295	37,244,368

During the year ended December 31, 2018, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by DCI, LLC, on behalf of the Alternative Strategies Fund. The total of such purchases transactions were $6,204,095 and sales transactions were $2,134,617.

During the year ended December 31, 2018, there was one sales transaction made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Oakmark Global Select Fund, on behalf of the Equity Fund. The transaction, made on December 12, 2018 in connection with Equity Fund’s sales of 32,100 shares of Apache. During the year ended December 31, 2018, such sale transaction was $1,011,471.

During the period ended December 31, 2018, there were two sales transactions made on November 9, 2018 and December 17, 2018 in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such sales transactions was $38,434.

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Notes to Financial Statements	135

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Shares of the unregistered Underlying Funds are valued at their closing net asset value (“NAV”) as reported on each business day, as a practical expedient for fair value. Each of the unregistered Underlying Funds is daily valued and offer daily liquidity and hold no unfunded commitments. The shares of the open-end registered Underlying Funds are valued at NAV each business day. If the Underlying Funds’ designated representative to the Trustee determines, based on its own due diligence and investment monitoring procedures, that the reported NAV per share does not represent fair value, Underlying Funds’ designated representative to the Trustee shall estimate the fair value of the Underlying Funds in good faith and in a manner that it reasonably chooses.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2018. These assets and liabilities are measured on a recurring basis.

Equity Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$257,732,990	$—	$—	$257,732,990

Total Equity	257,732,990	—	—	257,732,990

Short-Term Investments
Repurchase Agreements	—	17,024,000	—	17,024,000

Total Investments in Securities	$257,732,990	$17,024,000	$—	$274,756,990

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

136	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity
Common Stocks
Australia	$—	$2,517,883	$—		$2,517,883
Austria	—	3,307,970	—		3,307,970
Belgium	—	14,586,051	—		14,586,051
Bermuda	16,341,759	—	—		16,341,759
Canada	12,284,210	—	—		12,284,210
China	14,286,975	—	—		14,286,975
Denmark	—	7,339,075	—		7,339,075
Finland	—	7,993,904	—		7,993,904
France	—	43,790,023	—		43,790,023
Germany	—	17,633,384	—		17,633,384
Greece	—	3,547,452	—		3,547,452
Hong Kong	—	31,353,203	—		31,353,203
Israel	—	7,688,783	—		7,688,783
Japan	—	31,005,703	—		31,005,703
Mexico	3,432,403	—	—		3,432,403
Monaco	4,261,479	—	—		4,261,479
Netherlands	—	52,412,124	—		52,412,124
Norway	—	3,428,372	—		3,428,372
Russia	4,963,071	—	—		4,963,071
South Africa	—	4,954,447	—		4,954,447
Spain	—	—	5,005,687	**	5,005,687
Switzerland	—	15,688,342	—		15,688,342
United Kingdom	2,785,112	47,415,489	—		50,200,601
United States	2,629,634	—	—		2,629,634

Total Equity	60,984,643	294,662,205	5,005,687	**	360,652,535
Short-Term Investments
Repurchase Agreements	—	8,864,000	—		8,864,000

Total Short-Term Investments	—	8,864,000	—		8,864,000

Total Investments in Securities	$60,984,643	$303,526,205	$5,005,687	**	$369,516,535

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$88,268	$—	$—		$88,268

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund.

There was $9,257,315 transferred from Level 2 to Level 3 in International Fund. There was insufficient trading activity and a lack of broker quotations on the security.

Notes to Financial Statements	137

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the International Fund:

Description	Balance as of December 31, 2017	Purchase	Realized Gain (Loss)	Amortization	Change in unrealized appreciation (depreciation)	Sales	Transfers into Level 3*	Transfers out of Level 3*	Balance as of December 31, 2018	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2018
Equity
Common Stocks
Spain	$—	$—	$—	$—	$(4,251,628)	$—	$9,257,315	$—	$5,005,687	$(4,251,628)

Total	$—	$—	$—	$—	$(4,251,628)	$—	$9,257,315	$—	$5,005,687	$(4,251,628)

*	The amount of transfers in or out are reflected at the securities’ fair value at the beginning of the year.

The Level 3 amount disclosed in the table above consists of one security that is fair valued in good faith, using significant unobservable inputs, by the Fund’s Valuation Committee. The table below includes the quantitative information about Level 3 fair value measurements for this security.

Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Inputs	Market Value Impact if Input Increases
Common Stock	$5,005,687	Market Approach	EBITDA Multiple	5.68x	Increase
			Discount for lack of marketability	20.00%	Decrease

Smaller Companies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$24,066,415	$—	$—	$24,066,415

Total Equity	24,066,415	—	—	24,066,415

Short-Term Investments
Repurchase Agreements	—	2,547,000	—	2,547,000

Total Investments in Securities	$24,066,415	$2,547,000	$—	$26,613,415

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

138	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$496,815,405	$815,559	$929,517	**	$498,560,481
Exchange-Traded Funds	5,480,052	—	—		5,480,052
Limited Partnerships	—	—	1,278,001	**	1,278,001
Preferred Stocks	1,322,675	—	1,471,562	**	2,794,237

Total Equity	503,618,132	815,559	3,679,080	**	508,112,771

Rights/Warrants	702	45,910	—		46,612
Short-Term Investments
Treasury Bills	—	18,759,833	—		18,759,833
Repurchase Agreements	—	33,960,000	—		33,960,000

Total Short-Term Investments	—	52,719,833	—		52,719,833

Fixed Income
Asset-Backed Securities	—	191,521,810	734,341	**	192,256,151
Bank Loans	—	74,538,782	797,900	**	75,336,682
Convertible Bonds	—	18,807,001	—		18,807,001
Corporate Bonds	—	493,642,067	387,300	**	494,029,367
Government Securities & Agency Issue	—	74,901,612	—		74,901,612
Mortgage-Backed Securities	—	385,503,151	2	(1)	385,503,153
Municipal Bonds	—	19,001,825	—		19,001,825

Total Fixed Income	—	1,257,916,248	1,919,543	**	1,259,835,791

Purchased Options	651,028	22,965	—		673,993

Investments Valued at NAV(2)	—	—	—		1,760,975

Total Investments in Securities	$504,269,862	$1,311,520,515	$5,598,623	**	$1,823,149,975

Short Sales
Common Stocks	(62,397,938)	—	—		(62,397,938)
Exchange-Traded Funds	(10,833,646)	—	—		(10,833,646)
Corporate Bonds	—	(2,642,094)	—		(2,642,094)

Total Short Sales	(73,231,584)	(2,642,094)	—		(75,873,678)

Total Investments in Securities in Liabilities	$(73,231,584)	$(2,642,094)	$—		$(75,873,678)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(105,742)	$—	$—		$(105,742)
Futures	(1,956,176)	—	—		(1,956,176)
Swaps - Interest Rate	—	(634,633)	—		(634,633)
Swaps - Credit Default	—	12,488,101	—		12,488,101
Swaps - Total Return	—	0	—		0
Written Options	(150,143)	—	—		(150,143)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

(2)	As of December 31, 2018, certain of the Portfolio’s investments were valued using net asset value per unit as practical expedient (“NAV”) and have been excluded from the fair value hierarchy.

Notes to Financial Statements	139

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

High Income Alternatives Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$8,372,450	$—	$—	$8,372,450
Closed-End Funds	1,240,993	—	—	1,240,993

Total Equity	9,613,443	—	—	9,613,443

Short-Term Investments
Commercial Paper	—	2,426,254	—	2,426,254
Treasury Bills	—	3,461,728	—	3,461,728
Repurchase Agreements	—	9,585,276	—	9,585,276
U.S. Government Agency	—	2,657,597	—	2,657,597

Total Short-Term Investments	—	18,130,855	—	18,130,855

Fixed Income
Asset-Backed Securities	—	13,898,269	—	13,898,269
Bank Loans	—	8,219,417	—	8,219,417
Corporate Bonds	—	3,695,322	—	3,695,322
Government Securities & Agency Issue	—	18,219,416	—	18,219,416
Mortgage-Backed Securities	—	4,186,144	—	4,186,144

Total Fixed Income	—	48,218,568	—	48,218,568

Purchased Options	9	—	—	9

Total Investments in Securities	$9,613,452	$66,349,423	$—	$75,962,875

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(8,612)	$—	$—	$(8,612)
Swaps - Interest Rate	—	(50,289)	—	(50,289)
Swaps - Credit Default	—	21,879	—	21,879
Written Options	(156,823)	—	—	(156,823)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Note 7 – Other Derivative Information

At December 31, 2018, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
	Derivative Assets		Derivative Liabilities
Risk	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Unrealized gain on forward foreign currency exchange contracts	$170,768	Unrealized loss on forward foreign currency exchange contracts	$(82,500)

140	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$128,181	Unrealized loss on forward foreign currency exchange contracts	$(233,923)
		Investments in securities(1)	22,965	Written options	—
Interest rate		Unrealized gain on swap contracts**	2,439,633	Unrealized loss on swap contracts**	(3,074,266)
		Unrealized gain on futures contracts*	2,145,130	Unrealized loss on futures contracts*	(4,304,878)
Credit		Unrealized gain on swap contracts**	32,408,905	Unrealized loss on swap contracts**	(19,920,804)
Equity		Unrealized gain on futures contracts*	203,572	Unrealized loss on futures contracts*	—
		Investments in securities(1)	651,028	Written options	(150,143)

	Total		$37,999,414		$(27,684,014)

* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)  The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$1,798	Unrealized loss on forward foreign currency exchange contracts	$(10,410)
Interest rate		Unrealized gain on swap contracts*	—	Unrealized loss on swap contracts*	(50,289)
Credit		Unrealized gain on swap contracts*	25,521	Unrealized loss on swap contracts*	(3,642)
Equity		Investments in securities(1)	9	Written options	(156,823)

	Total		$27,328		$(221,164)

	* Includes cumulative appreciation/depreciation on centrally cleared swaps. (1) The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

For the year or period ended December 31, 2018, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund
Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$468,617	$400,109	22,661,365	(a)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2018.

Notes to Financial Statements	141

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$4,328,453	$965,489	129,392,743	(a)
		Purchased option contracts	12,671	139,197	7,775,667	(b)
Interest rate		Swap contracts	870,315	(817,549)	675,910,800	(b)(c)
		Future contracts	3,626,855	(1,634,878)	608,664,804	(b)
		Purchased option contracts	(295,384)	—	8,512,500	(b)
		Written option contracts	78,315	—	8,512,500	(b)
Credit		Swap contracts	(17,859,770)	12,925,253	1,791,728,792	(b)(c)
Equity		Swap contracts	1,670,564	46,950	20,876,126	(b)(c)
		Future contracts	365,136	267,154	15,652,330	(b)
		Purchased option contracts	(2,509,850)	719,976	7,884	(d)
		Written option contracts	4,501,421	352,570	6,732	(d)

	Total		$(5,211,274)	$12,964,162

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2018.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2018.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2018.

High Income Alternatives Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$—	$(8,612)	1,054,662	(a)
Interest rate		Swap contracts	(8,120)	(50,289)	3,083,333	(b)(c)
Credit		Swap contracts	(8,141)	21,879	3,165,000	(b)(c)
Equity		Purchased option contracts	—	(14,036)	4	(d)
		Written option contracts	(1,045,174)	137,260	64	(d)

	Total		$(1,061,435)	$86,202

(a)	Average notional values are based on the average of monthly end contract values for the period ended December 31, 2018.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended December 31, 2018.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended December 31, 2018.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At December 31, 2018, Equity Fund, International Fund, Smaller Companies Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $17,024,000, $8,864,000, $2,547,000, $33,960,000, and $9,585,276, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

142	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2018:

International Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$170,768	$170,768	$—	$—	$(82,500)	$—	$(82,500)	$88,268	$—	$88,268

Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$—	$—	$16,574	$10,717	$27,291	$—	$—	$(9,045)	$—	$(9,045)	$18,246	$—	$18,246
Barclays Bank Plc	—	—	—	4,592	4,592	—	—	(3,135)	—	(3,135)	1,457	—	1,457
Citigroup Global Markets, Inc.	—	2,138,361	—	—	2,138,361	(4,304,878)	—	—	—	(4,304,878)	(2,166,517)	—	(2,166,517)
Credit Suisse International	—	—	—	3,500	3,500	—	—	—	—	—	3,500	—	3,500
Deutsche Bank AG	22,965	—	—	10,109	33,074	—	—	(28,116)	—	(28,116)	4,958	—	4,958
Goldman Sachs & Co.	651,028	—	—	8,721	659,749	—	—	(75,682)	(57,626)	(133,308)	526,441	—	526,441
JPMorgan Chase Bank N.A.	—	210,341	1,833,000	54,508	2,097,849	—	(709,819)	(31,572)	—	(741,391)	1,356,458	(1,356,458)	—
Morgan Stanley & Co.	—	—	13,577	31,446	45,023	—	—	(17,483)	(92,517)	(110,000)	(64,977)	64,977	—
UBS AG	—	—	—	4,588	4,588	—	—	(68,890)	—	(68,890)	(64,302)	—	(64,302)

Total	$673,993	$2,348,702	$1,863,151	$128,181	$5,014,027	$(4,304,878)	$(709,819)	$(233,923)	$(150,143)	$(5,398,763)	$(384,736)	$(1,291,481)	$(1,676,217)

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps(1)	Forward Currency Contracts	Total	Futures	Swaps(1)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$9	$—	$—	$751	$760	$—	$—	$(5,087)	$—	$(5,087)	$(4,327)	$4,327	$—
Goldman Sachs International	—	—	—	—	—	—	(2,313)	—	—	(2,313)	(2,313)	—	(2,313)
JPMorgan Chase Bank N.A.	—	—	—	1,047	1,047	—	—	(5,323)	—	(5,323)	(4,276)	—	(4,276)
Morgan Stanley & Co.	—	—	—	—	—	—	(1,329)	—	—	(1,329)	(1,329)	—	(1,329)
UBS Securities LLC	—	—	—	—	—	—	—	—	(156,823)	(156,823)	(156,823)	—	(156,823)

Total	$9	$—	$—	$1,798	$1,807	$—	$(3,642)	$(10,410)	$(156,823)	$(170,875)	$(169,068)	$4,327	$(164,741)

(1)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

Notes to Financial Statements	143

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

At December 31, 2018, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
GACP II, LLC	$846,425

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2018 the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Tax cost of Investments and derivatives	$219,725,074	$422,555,758	$31,503,883	$1,767,886,902	$77,450,968
Gross Tax Unrealized Appreciation	70,393,571	27,012,805	1,286,960	113,203,459	495,477
Gross Tax Unrealized Depreciation	(15,361,655)	(80,052,028)	(6,177,428)	(134,596,913)	(2,033,933)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	55,031,916	(53,039,223)	(4,890,468)	(21,393,454)	(1,538,456)
Net Tax unrealized appreciation (depreciation) on foreign currency	(4,191)	(11,137)	—	(72,014)	—

Net Tax unrealized appreciation (depreciation)	55,027,725	(53,050,360)	(4,890,468)	(21,465,468)	(1,538,456)

Undistributed Ordinary Income	—	11,602,674	2,413,921	10,116,818	—

Undistributed Long-Term Capital Gains	3,725,220	—	627,655	—	—

Capital Loss Carry Forward	—	(43,126,676)	—	(25,839,817)	(1,213,564)

Current Year Ordinay Late Year Losses	—	—	—	—	—

Post-October Capital Losses	—	—	—	—	—

Other Accumulated Gains/(Losses)	—	(23)	—	(223,876)	163

Total accumulated gain/(loss)	$58,752,945	$(84,574,385)	$(1,848,892)	$(37,412,343)	$(2,751,857)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales, forward foreign currency exchange contracts, options contracts, swap contracts, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, and constructive sales.

For the year or period ended December 31, 2018, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized
International Fund	$35,197,017

As of December 31, 2018, the capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Capital Loss Carryforwards
Perpetual Short-Term	$—	$(43,126,676)	$—	$(25,839,817)	$(665,419)
Perpetual Long-Term	—	—	—	—	(548,145)

Total	$—	$(43,126,676)	$—	$(25,839,817)	$(1,213,564)

144	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year or period ended December 31, 2018, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Equity Fund*	$(2,023,115)	$2,023,115
International Fund*	(1)	1
Smaller Companies Fund*	(79,669)	79,669
Alternative Strategies Fund *	82	(82)
High Income Alternatives Fund*	8,321	(8,321)

* The permanent differences primarily relate to net operating losses, equalization adjustments, tax treatment of partnerships and real estate investment trusts, non-deductible expenses, and distributions in excess of current earnings.

The tax composition of dividends (other than return of capital dividends), for the year or period ended December 31, 2018 and the year ended December 31, 2017 were as follows:

	2018		2017
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$1,425,865	$33,711,091	$670,204	$25,129,439
International Fund	2,833,906	—	19,819,596	—
Alternative Strategies Fund	62,077,478	—	43,209,899	—
High Income Alternatives Fund	474,530	—	—	—

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund, Smaller Companies Fund, and High Income Alternatives Fund (the “Four Funds”) expiring on May 3, 2019. Borrowings under this agreement bear interest at the higher of the federal funds rate and one month LIBOR plus a spread of 1.00% per annum. There is no annual commitment fee on the uncommitted line of credit. The Trust also had a secured $100,000,000 line of credit for the Alternative Strategies Fund with the Custodian. As of July 26, 2018, the line of credit for the Alternative Strategies Fund was increased from $100,000,000 to $125,000,000 and restructured from a committed to an uncommitted credit facility, expiring on July 25, 2019. There is no annual commitment fee but, a non-refundable up-front fee of $50,000. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate and one-month libor plus a spread of 1.25% per annum. The Trust paid a tiered commitment fee of 0.15% on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund until July 26, 2018. The fee was payable quarterly in arrears.

Amounts outstanding to the Four Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2018, the interest expense was $18,729 for Equity Fund, $14,784 for International Fund, and $25,069 for Alternative Strategies Fund. For the year ended December 31, 2018, there were no borrowings for the Smaller Companies Fund and High Income Alternatives Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at December 31, 2018 for the International Fund. The outstanding balance at December 31, 2018 for the Equity Fund and the Alternative Strategies Fund was $16,000,000 and $20,000,000, respectively. The average and maximum borrowing for the year ended December 31, 2018 for the Equity Fund for the period the line was drawn was $16,000,000, at an average borrowing rate of 3.5118%. The average borrowing for the year ended December 31, 2018 for the International Fund for the period the line was drawn was $7,029,592, at an average borrowing rate of 3.0478%. The average and maximum borrowing for the year ended December 31, 2018 for the Alternative Strategies Fund for the period the line was drawn was $20,000,000, at an average borrowing rate of 3.7603%.

Notes to Financial Statements	145

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Credit Risk. This is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

146	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Distressed Companies Risk. A Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to

Notes to Financial Statements	147

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

•

Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in a Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in a Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

MLP Risk. Investing in MLP units involves some risks that differ from an investment in the equity securities of a company. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the

148	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Mortgage REIT Risk. Investing in mREITs involves certain risks related to investing in real property mortgages. In addition, mREITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Internal Revenue Code of 1986 (the “Code”). No assurances can be given that a mREIT in which the High Income Alternatives Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Notes to Financial Statements	149

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

150	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Board Consideration of and Approval of Investment Advisory Agreements for Litman Gregory Masters High Income Alternatives Fund

At an in-person meeting held on August 28, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved for an initial term through December 31, 2019 (i) the Amendment to the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the Litman Gregory Masters High Income Alternatives Fund (the “New Fund”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and each of Ares Management LLC, Brown Brothers Harriman & Co., Guggenheim Partners Investment Management, LLC and Neuberger Berman Investment Advisers LLC with respect to the New Fund.

The Board first noted that it had received various materials in connection with the approval of the Advisory Agreements, including a summary of each Sub-Advisor’s experience, assets under management, investment process and strategy, performance history, comparative fee information, manager compensation, and compliance program and other information, forms of the Investment Sub-Advisory Agreements, each Sub-Advisor’s Code of Ethics and Form ADV Part 2 of each Sub-Advisor.

The Board noted that the nature and extent of services to be provided by the Advisor to the New Fund are essentially the same as the services provided by the Advisor to the existing Funds. The Board also noted the high level of Sub-Advisor due diligence the Advisor has been undertaking both for the existing Funds and the New Fund and the high quality of non-advisory management services the Advisor provides for the existing Funds. It was noted that, although the New Fund has no performance data to be reviewed, the Board considered the investment results the Advisor has achieved for the existing Funds and the comparative performance information that the Sub-Advisors have achieved with respect to similarly managed strategies. The Board then reviewed the advisory fee rates for the New Fund, noting the Advisor’s willingness to share economies of scale by implementing breakpoints. It was also noted that the Advisor has agreed to operating expense limitations for the New Fund. The Board then reviewed the proposed expenses of the New Fund and a discussion ensued.

Based on the foregoing, as well as the review of such other information the Trustees deemed appropriate for consideration, the Trustees, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders are expected to receive reasonable value in return for the advisory fees and other amounts to be paid to the Advisor and that the approval of the Investment Advisory Agreement would be in the best interests of the New Fund and its shareholders.

The Board reviewed the information provided by the Advisor and the Sub-Advisors, particularly each Sub-Advisor’s investment experience and process and performance history given that the Sub-Advisors are newly engaged and have not yet provided any services or achieved any performance result for the New Fund. The Board noted positively the historical performance each Sub-Advisor has achieved for the relevant strategy that will be implemented for the New Fund. The Board also commented on the high quality of the Sub-Advisors selected by the Advisor and took comfort in the extensive due diligence process undertaken by the Advisor in selecting these Sub-Advisors. The Board then reviewed the fees due to the Sub-Advisors pursuant to the Investment Sub-Advisory Agreements, which will be paid by the Adviser rather than the New Fund, as well as the fees each Sub-Advisor charges its mutual fund, hedge fund or other clients, as applicable. The Board further noted that the arm’s length bargaining that exists between the Advisor and each Sub-Advisor should effectively remove the need for the Trustees to examine profitability at the Sub-Advisor level. The Board also took note that each Sub-Advisor has agreed to waive a portion of its sub-advisory fees during the first year that the New Fund is in operation in order to keep the New Fund’s operating expenses under the expense limitations and that each Sub-Advisor agreed to implement breakpoints into its fee schedule.

Based on the foregoing, as well as the review of such other information the Trustees deemed appropriate for consideration, the Trustees, including the Independent Trustees, concluded that the Investment Sub-Advisory Agreements are fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders are expected to receive reasonable value in return for the sub-advisory fees and other amounts to be paid to the Sub-Advisors and that the approval of the Investment Sub-Advisory Agreements would be in the best interests of the New Fund and its shareholders.

The Independent Trustees recalled their executive session with Trust counsel as their independent legal counsel and reported that they had not identified any single issue or particular datum point that, in isolation, would be a controlling factor in their decision to approve the Advisory Agreements, but rather considered the entire base of information.

Other Information	151

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Board Consideration of and Continuation and Renewal of Investment Advisory Agreements

At an in-person meeting held on December 7, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 2019 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the Litman Gregory Masters Equity Fund (the “Equity Fund”), the Litman Gregory Masters International Fund (the “International Fund”), the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) (each of the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC (for an additional two-year term through December 10, 2020), Sands Capital Management, LLC, and Wells Capital Management Inc. (“Wells”) with respect to the Equity Fund; (b) each of Evermore Global Advisors, LLC, Harris, Lazard Asset Management LLC, Pictet Asset Management, Ltd., and Thornburg Investment Management, Inc. with respect to the International Fund; (c) each of Cove Street Capital, LLC, Segall Bryant & Hamill, LLC and Wells with respect to the Smaller Companies Fund; and (d) each of DCI, LLC, DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis, Sayles & Company, L.P. and Water Island Capital, LLC with respect to the Alternative Strategies Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the continuation for an additional one-year term through April 30, 2020 of the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement,” and collectively with the Advisory Agreements, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the approval or renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The Trustees, including the Independent Trustees, also noted that they had received extensive information about, and in-person presentations from, various members of senior management at the Advisor regarding the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meeting, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel involved in the day-to-day operations of the Funds; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s Chief Compliance Officer (“CCO”), and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board, as well as the preparation of high quality shareholder communications and the development of targeted marketing programs for the Funds. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including Mr. DeGroot, as well as the Independent Trustees themselves have made significant investments in the Funds.

The Independent Trustees also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to and continual enhancement of those programs; its efforts to keep the Board informed; and

152	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

its attention dedicated to matters that may involve potential conflicts of interest with a Fund. The Independent Trustees noted the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor and the value of goodwill between the Advisor and each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) or private fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among other information, the report assembled by Keil Fiduciary Strategies, LLC (“KFS”), a third-party research provider (not affiliated with the Advisor (the “KFS Report”). The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Equity Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the Russell 3000 Index (the “Equity Market Benchmark”); (2) the Morningstar Large Blend Category (the “Equity Morningstar Category”); and (3) the KFS Peer Group for the Equity Fund (together with the Equity Morningstar Category, the “Equity Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Equity Fund outperformed the Equity Morningstar Category for the three-year, five-year, ten-year and since inception periods ended September 30, 2018 and underperformed the Equity Market Benchmark by eighteen basis points since inception. The Independent Trustees further noted that the Equity Fund underperformed the KFS Peer Group for all relevant time periods.

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI ACWI ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the International Fund underperformed the International Market Benchmark and the International Fund Benchmarks for the one-year, three-year, five-year, and ten-year periods ended September 30, 2018. The Independent Trustees also noted that the International Fund outperformed the International Fund Benchmarks for the fifteen-year period ended September 30, 2018, and outperformed the International Market Benchmark and the International Morningstar Category for the period since inception.

For the Smaller Companies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 2000 Index (the “Smaller Companies Market Benchmark”); (2) the Morningstar Small Blend Category (the “Smaller Companies Morningstar Category”); and (3) the KFS Peer Group for the Smaller Companies Fund (together with the Smaller Companies Morningstar Category, the “Smaller Companies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Smaller Companies Fund underperformed the Smaller Companies Fund Benchmarks and the Smaller Companies Market Benchmark for the three-year, five-year, ten-year, fifteen-year and since inception periods ended September 30, 2018. The Independent Trustees further noted that the Smaller Companies Fund outperformed the Smaller Companies Morningstar Category and the KFS Peer Group for the one-year period ended September 30, 2018 and was essentially tied with the Smaller Companies Market Benchmark for the same period.

For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Barclays U.S. Aggregate Bond Index (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Alternative Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks for the three-year and five-year periods ended September 30, 2018 and outperformed the Alternative Strategies Market Benchmark for the one-year, three-year, five-year and since inception periods ended September 30, 2018.

Other Information	153

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

The Independent Trustees noted that the performance of the Sub-Advisors varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, and interactions with Sub-Advisors, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain world-class investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records and were satisfied with the Advisor’s explanation for the periods of underperformance. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance and services of the Sub-Advisors supported the decision to renew the Advisory Agreements.

3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees also noted that, to the extent possible without affecting KFS’ core peer fund selection methodologies, KFS had attempted to include funds that are considered by Morningstar to have a manager-of-managers structure in the KFS Peer Group for each Fund. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, such as distribution channels and investment strategies or approaches.

The Independent Trustees noted that according to the KFS Report, the total expenses of each Fund are higher than the average or the median of the total expenses of the funds in the KFS Peer Group for such Fund. The Independent Trustees observed that the Equity Fund’s total expense ratio exceeded both the Morningstar peer group and KFS Peer Group mostly because of its higher advisory fee. The Independent Trustees noted that the International Fund has an advisory fee that is higher than the average and the median of its KFS Peer Group, while the Fund’s other operating expenses were in line with the average other operating expenses for the KFS Peer Group and the Morningstar peer group. The Independent Trustees also noted that the International Fund’s total expense ratio was higher than the average expense ratio for the KFS Peer Group and the Morningstar peer group. The Independent Trustees also observed that, despite a fee waiver, the Smaller Companies Fund’s total expense ratio exceeded both the Morningstar peer group and KFS Peer Group in part because of the Fund’s management and other expenses and smaller than average asset size. The Independent Trustees further noted that the Alternative Strategies Fund has an advisory fee that is slightly higher than the average of the KFS Peer Group and the average of the Morningstar peer group, and its other expenses are higher than average compared to the Morningstar peer Group and lower than the KFS Peer group. The Independent Trustees agreed that the Funds’ use of the manager-of-managers structure is a primary contributor to the relatively high advisory fees, and noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are justified by the long-term performance results of certain Funds and potential performance results for underperforming Funds.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees further took into account the Fee Waiver Agreement, updated as of August 28, 2018, to reduce expenses by further increasing the amount of fee waivers for certain Funds under the Fee Waiver Agreement.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are significantly different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that

154	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

the Other Accounts have much higher minimum investment requirements as compared to those of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. The Independent Trustees also noted that the fees charged by the Sub-Advisors are discounted relative to the fees the Sub-Advisors charge to their own funds and separately managed accounts, and that the Advisor from time to time attempts to renegotiate lower fees with the Sub-Advisors. Given the existence of arm’s-length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.    The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived substantial advisory fees otherwise payable under the Investment Advisory Agreement over the most recent year, and that the Advisor follows a policy of not charging advisory fees on unallocated cash.

The Independent Trustees also noted that the Advisor to date had not sought recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds, including new hires when needed. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s-length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among others, the use of disparate accounting conventions, disparate ownership structures, and the fact that each Sub-Advisor managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost-only basis, which represents a sharing of economies of scale. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts, which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees as well as the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

Other Information	155

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, purchased options, securities sold short, forward foreign currency exchange contracts, futures contracts, swaps and written options of Litman Gregory Funds Trust comprising Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Alternative Strategies Fund and Litman Gregory Masters High Income Alternatives Fund (the “Funds”) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, and Litman Gregory Masters Alternative Strategies Fund, and the related statements of operations, changes in net assets, including the related notes, and financial highlights for the period September 28, 2018 (commencement of operations) through December 31, 2018, for Litman Gregory Masters High Income Alternatives Fund, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year or period then ended, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, issuer, and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2019

156	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The ICE BofAML U.S. High Yield TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed

Index Definitions	157

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

158	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

10.	Capex (capital expenditures) are expenditures creating future benefits.

11.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

12.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

13.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

14.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

15.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

16.	Correlation is a statistical measure of how two securities move in relation to each other.

17.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

18.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

19.	Diversification is the spreading of risk by putting assets in several categories of investments.

20.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

21.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

22.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

23.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

24.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Industry Terms and Definitions	159

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

25.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

26.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

27.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

28.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

29.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

30.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

31.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

32.	Forex (FX) is the market in which currencies are traded.

33.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

34.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

35.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

36.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

37.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

38.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

39.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

40.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

41.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

42.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

43.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

44.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

45.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

46.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

160	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

47.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

48.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

49.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

50.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

51.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

52.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

53.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

54.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

55.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

56.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

57.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

58.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

59.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

60.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

61.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

62.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

63.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

64.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

65.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

66.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Industry Terms and Definitions	161

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

67.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

68.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

69.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

70.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

71.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

72.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

73.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

74.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

75.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

76.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

77.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

78.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

79.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

80.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

81.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

82.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

83.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

84.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

162	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	100.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	10.94%
Litman Gregory Masters High Income Alternatives Fund	5.33%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	18.02%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	8.55%
Litman Gregory Masters High Income Alternatives Fund	5.33%

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2018.

Litman Gregory Masters Equity Fund	$36,109,917
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	N/A
Litman Gregory Masters High Income Alternatives Fund	N/A

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2018, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	91.59%
Litman Gregory Masters High Income Alternatives Fund	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Litman Gregory Masters Equity Fund	0.00%
Litman Gregory Masters International Fund	0.00%
Litman Gregory Masters Smaller Companies Fund	0.00%
Litman Gregory Masters Alternative Strategies Fund	0.00%
Litman Gregory Masters High Income Alternatives Fund	0.00%

For the year ended December 31, 2018, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$1,130,927	$0.0328	95.44%

Tax Information	163

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Policy Committee Chair and Executive Committee member, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	5	Forward Funds (4 portfolios) Salient MS Trust (4 portfolios) Salient Midstream & MLP Fund (1 portfolio)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	5	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	5	SA Funds – Investment Trust (10 portfolios)

164	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	5	None
Stephen Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	165

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

166	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund
Institutional Class	MAHIX	53700T876	1478
Investor Class	MAHNX	53700T868	1479

Website:

www.mastersfunds.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$147,725	$140,725
Audit-Related Services	$0	$0
Tax Fees	$25,600	$20,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Services	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$3,700	$3,350
Registrant’s Investment Adviser		None

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6.	Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board since the registrant last provided disclosure in response to this Item 10.

Item 11.	Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1) Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	March 5, 2019

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date:	March 5, 2019